UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2012 – July 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2012

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund

> For the six months ended July 31, 2012, returns for the Vanguard U.S. Government Bond Funds ranged from 0.27% for Investor Shares of the Short-Term Treasury Fund to 7.97% for Admiral Shares of the Long-Term Treasury Fund.

> Bond yields and mortgage rates continued to decline as Federal Reserve policy pushed rates lower and Europe’s fiscal stresses weighed on the markets.

> The funds’ half-year results were mixed compared with those of their benchmark indexes and peer groups.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Treasury Fund.	14
Short-Term Federal Fund.	27
Intermediate-Term Treasury Fund.	41
GNMA Fund.	54
Long-Term Treasury Fund.	68
About Your Fund’s Expenses.	81
Trustees Approve Advisory Arrangements.	84
Glossary.	86

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.28%	0.26%	0.01%	0.27%
Admiral™ Shares	0.38	0.31	0.01	0.32
Barclays U.S. 1–5 Year Treasury Bond Index				0.48
Short-Term U.S. Treasury Funds Average				0.17
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Vanguard Short-Term Federal Fund
Investor Shares	0.30%	0.30%	0.39%	0.69%
Admiral Shares	0.40	0.35	0.39	0.74
Barclays U.S. 1–5 Year Government Bond Index				0.50
Short-Intermediate U.S. Government Funds
Average				0.93
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper Inc.

Vanguard Intermediate-Term Treasury Fund
Investor Shares	0.63%	0.69%	1.24%	1.93%
Admiral Shares	0.73	0.74	1.24	1.98
Barclays U.S. 5–10 Year Treasury Bond Index				2.89
General U.S. Treasury Funds Average				3.60
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Vanguard GNMA Fund
Investor Shares	2.63%	1.45%	0.34%	1.79%
Admiral Shares	2.73	1.50	0.34	1.84
Barclays U.S. GNMA Bond Index				2.29
GNMA Funds Average				1.97
GNMA Funds Average: Derived from data provided by Lipper Inc.

Vanguard Long-Term Treasury Fund
Investor Shares	2.08%	1.45%	6.46%	7.91%
Admiral Shares	2.18	1.51	6.46	7.97
Barclays U.S. Long Treasury Bond Index				7.64
General U.S. Treasury Funds Average				3.60

General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Chairman’s Letter

Dear Shareholder,

Over the past six months, the financial markets faced a tag team of powerful forces that helped push bond yields down and their prices up. One was the Federal Reserve’s program of buying longer-term bonds to help stimulate the economy. The other was periodic waves of apprehension over Europe’s fiscal stresses and the slow pace of the U.S. economic recovery.

During these anxious moments, many investors turned to assets traditionally considered safe havens, especially U.S. Treasury securities. That helped push the yield of the benchmark 10-year Treasury note to a record low below 1.5% in July.

Greater demand for bonds raises their prices as it lowers their yields. Longer-term bonds are more sensitive to this dynamic than shorter-term bonds (a reason for caution, as we explain on page 6). This helps explain the performance of Vanguard Long-Term Treasury Fund, which returned about 8% during the fiscal half-year, mostly from capital appreciation. In contrast, the Short-Term Treasury Fund returned about 0.3%, the Short-Term Federal Fund (which concentrates on U.S. government and agency bonds) about 0.7%, and the Intermediate-Term Treasury Fund about 1.9%.

2

The Treasury-focused funds and the Short-Term Federal Fund can invest a portion of their portfolios in assets such as mortgage-backed securities (MBS), and these investments aided overall returns during the period for reasons I’ll discuss later. The GNMA Fund’s mandate, of course, is to invest the preponderance of its assets in mortgage securities backed by the Government National Mortgage Association; this fund returned a little less than 2%.

Yields fell during the half-year for all but the Short-Term Treasury Fund, as you can see in the table on page 5.

Bonds kept up a steady advance as Treasury yields kept dwindling
Prices not only of Treasuries but of bonds in general moved higher during the six months ended July 31. The broad U.S. taxable bond market (about a third of which is Treasuries) posted a return of nearly 3%, and municipal bonds had about the same result.

Investors now have enjoyed several years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer
			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

CPI
Consumer Price Index	1.08%	1.41%	1.92%

3

The Federal Reserve Board’s program of lowering longer-term yields has a counterpart at the other end of the yield spectrum. As it has since December 2008, the Fed held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

U.S. stocks delivered solid gains; international equities slumped
U.S. stocks handily outperformed their international counterparts, returning about 5% for the six months. Stocks of large companies fared best, as investors seemed to be seeking stability amid the uncertainty surrounding the finances of European governments and banks.

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance in local-currency terms, their return was negative once converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.48%
Short-Term Federal Fund	0.20	0.10	0.97
Intermediate-Term Treasury Fund	0.20	0.10	0.35
GNMA Fund	0.21	0.11	0.97
Long-Term Treasury Fund	0.20	0.10	0.35

The fund expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

4

Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Fund returns got a boost from mortgage-backed securities
As I noted earlier, the funds have a degree of leeway in how they invest. This limited flexibility allows the advisors to take advantage of opportunities to boost returns without straying from their funds’ mandate. The three Treasury Funds had done that prior to the past six months by investing some assets in government mortgage-backed securities.

Ordinarily, in a time of declining market yields, investors in these MBS could anticipate a wave of mortgage refinanc-ings. (Indeed, according to Freddie Mac, interest rates on 30-year fixed-rate mortgages slid to a record low of 3.49% near the end of July.) Our managers reasoned, however, that lenders’ tightening of loan standards was hindering large-scale mortgage prepayments. This makes MBS representing older, higher-interest mortgages attractive. As market

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund (Investor Shares)	2012	2012
Short-Term Treasury	0.20%	0.28%
Short-Term Federal	0.42	0.30
Intermediate-Term Treasury	0.80	0.63
GNMA	2.85	2.63
Long-Term Treasury	2.28	2.08

5

Investment insight
Longer bonds, higher risk
As the yields of shorter-term bond funds have tumbled to historic lows, investors have sought higher yields in long-term bond funds. This strategy may make sense, but it’s not without risk. A key to managing this risk is to know what to expect.

When market yields rise, the price of a long-term bond fund will drop more than the price of a short-term bond fund. When yields fall, on the other hand, a long-term bond fund will rise more sharply in price than a short-term fund.

One way to gauge this “interest rate risk” is to look at a bond fund’s average duration—which you can find on the Fund Profile pages in this report. A duration of one year implies that for every 1 percentage point change in interest rates, a fund’s price will change by about 1%; a two-year duration would imply a 2% price change, and so on.

At the end of July, Vanguard Short-Term Treasury Fund had a duration of 2.2 years. The Long-Term Treasury Fund had a duration of 15.5 years. If interest rates rise across the maturity spectrum, the higher-yield long-term fund will experience a sharper setback.

prices began to reflect that awareness in recent months, those funds sold a substantial portion of their MBS positions at a profit and redeployed the proceeds into Treasuries and other government securities.

The GNMA Fund also has been taking advantage of the atypical mortgage-refinancing situation by emphasizing MBS that the advisor expects to have lower levels of prepayments. The advisor has been overweighting MBS with coupon interest rates of 4% or 5%.

With yields so low for so long, what’s a bond investor to do?
Bond yields sure aren’t what they used to be. Those of some Treasuries hit all-time lows during the past six months, and municipal bond yields fell to levels not seen since the 1960s. This is unhappy news for investors who count on bond income for their spending needs.

An alternative approach to the income question is based on “total return.” With this approach, you rely not only on income from your holdings but also on cash realized from selling some of them according to a careful plan. The goal is to maintain your preferred asset mix and, thus, a more diversified and stable risk profile. An income-only spending strategy, by contrast, can lead you to tilt your asset mix away from your target in favor of bonds and narrow segments of the stock market, such as stocks with high dividend yields.

6

For more information on this topic, you may want to download the Vanguard research paper Spending From a Portfolio: Implications of a Total-Return Approach Versus an Income Approach for Taxable Investors. It is available at vanguard.com/ research.

Whether yields are high or low, rising or falling, we believe that holding bonds in a portfolio is always useful. They are there to help cushion volatility when—not if—more risky assets such as stocks happen to perform poorly.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2012

7

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.81	$10.79	$0.028	$0.021
Admiral Shares	10.81	10.79	0.033	0.021
Vanguard Short-Term Federal Fund
Investor Shares	$10.89	$10.89	$0.033	$0.042
Admiral Shares	10.89	10.89	0.038	0.042
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.78	$11.85	$0.079	$0.074
Admiral Shares	11.78	11.85	0.085	0.074
Vanguard GNMA Fund
Investor Shares	$11.09	$11.10	$0.158	$0.028
Admiral Shares	11.09	11.10	0.163	0.028
Vanguard Long-Term Treasury Fund
Investor Shares	$13.32	$14.00	$0.180	$0.159
Admiral Shares	13.32	14.00	0.187	0.159

8

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the six months ended July 31, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 0.27% for Investor Shares of the Short-Term Treasury Fund to 7.97% for Admiral Shares of the Long-Term Treasury Fund. The Short-Term Federal and the Long-Term Treasury Funds were a step ahead of their benchmark indexes, but the Short- and Intermediate-Term Treasury Funds lagged.

The investment environment
The cautious optimism of investors faded during the half-year as prospects for economic growth, both at home and abroad, weakened. Positive trends flagged in a number of important indicators, including employment, manufacturing output, and consumer confidence, while gross domestic product readings slipped.

Events abroad weighed on market sentiment as well. Although the Eurozone’s commitment to a second bailout for Greece led to a short-lived spike in Treasury yields in March and a bump for stocks, new concerns soon arose over complications

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2012	2012
2 years	0.22%	0.22%
3 years	0.29	0.29
5 years	0.71	0.60
10 years	1.80	1.49
30 years	2.94	2.58
Source: Vanguard.

9

in the bailout and spiraling borrowing costs for Spain and Italy. In addition, emerging market economies, including that of China, a main driver of global growth, showed signs of slowing down.

Citing weak economic data as well as “significant downside risks” in global financial markets, the Federal Open Market Committee lowered its growth forecast for the U.S. economy in June and announced that it would extend the “Operation Twist” program until the end of 2012. This program, originally scheduled to end in June, involves the Fed selling shorter-term Treasuries while buying longer-term ones to drive down financing rates. During the semiannual period, the program contributed to a flattening of the yield curve: Yields of Treasuries with maturities of less than 3 years rose slightly, while yields of longer maturities declined. The yield on the 10-year Treasury note fell 31 basis points, from 1.80% to 1.49%, hitting successive all-time lows, and the 30-year Treasury yield dropped 36 basis points, from 2.94% to 2.58%.

Adding to the downward pressure on yields was strong demand from overseas, with Japan’s holdings in U.S. Treasuries coming close to rivaling those of China.

Management of the Treasury funds and the Short-Term Federal Fund
All four funds have been holding significant positions in government mortgage-backed securities (MBS) since early 2011. (The Treasury funds are permitted limited diversification beyond their core mandate of investing in Treasuries.) Prices of MBS have remained relatively high and the sector has performed well, as homeowners’ ability to refinance their mortgages has been limited despite the lower interest rates available. Factors contributing to this situation include the adoption of stricter mortgage credit guidelines by lenders and a lack of the home equity needed by many home-owners to qualify for new mortgages.

As modifications to HARP (the Home Affordable Refinance Program) last November have led to a pick-up in refinancings and further regulatory changes may be in the offing, we lightened our overweighting in MBS in the Treasury funds and in the Federal Fund to more modest levels. However, we continue to favor MBS and believe the higher yield offered by these investments outweighs the risks in the current environment.

10

We also continued to employ the more typical strategies available to help returns—culling richly valued issues in favor of cheaper ones, for example, and targeting certain maturities over others based on where we expect their spreads to move relative to one another.

One modest drag on the performance of the Short-Term and Intermediate-Term Treasury Funds was the addition of 1-year Treasury Inflation-Protected Securities. Subsequent to the end of the period these holdings were sold as the market rebounded.

Within the Treasury market, we continue to implement a “bullet strategy,” concentrating our holdings in certain portions of the yield curve where we see value. Among short-term bonds, we favor the 3-year segment; for intermediate-term bonds, we prefer the 7-year segment. Among long-term bonds, we are favoring 15- and 25-year maturities at the expense of 30-year bonds, where so much new supply could lead to a steepening in yields.

Kenneth E. Volpert, CFA, Principal and Head of Taxable Bond Group

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

August 17, 2012

For the GNMA Fund

For the six months ended July 31, Vanguard GNMA Fund returned 1.79% for Investor Shares and 1.84% for Admiral Shares. The fund’s return lagged that of its benchmark index but was close to the average return of peer-group funds.

The investment environment
Uncertainty about the outlook for the Eurozone, a rescue of Spanish banks, and a host of sovereign and corporate debt downgrades undermined investor sentiment, and signs of softening in the U.S. economy added to market tension.

Mortgage-backed securities performed well during this period of significant global macroeconomic concerns and considerable activity (and uncertainty) on the regulatory front. Over the period, MBS valuations were driven by the evolving prospect of further large-scale MBS purchases by the Fed to help stimulate the economy. Ongoing Fed purchases and strong investor demand continue to support the sector.

A number of regulatory changes affected the mortgage market during the period. In February, a new “fails charge” adopted by the Treasury Market Practice Group took effect, imposing a financial penalty for failure to deliver securities to settle trades. Since then, the market has seen improved liquidity in settling forward trades. In April, the Federal Housing

11

Finance Agency raised the guarantee fee on conventional mortgages, making it more difficult for borrowers to refinance or take out new loans. And in mid-June, a new schedule for GNMA mortgage insurance premiums went into effect, increasing premiums on newer loans but reducing them on loans made prior to May 2009.

GNMA pass-through securities performed better than conventional MBS (i.e., securities sponsored by other U.S. agencies such as Fannie Mae). In part this was because the expanded Home Affordable Refinance Program has accelerated prepayment speeds for conventional MBS; GNMA mortgages are not eligible for refinancing under HARP. Moreover, demand for GNMAs remained strong, notably from overseas investors attracted by the explicit U.S. government guarantee of repayment of principal and interest. GNMAs have been attractive to bank buyers as well because, unlike conventional MBS, they have a 0% risk weighting under Basel III, a regulatory standard heading toward global adoption. Lastly, there is no concern about “conservatorship” as there was for Fannie Mae and Freddie Mac.

Fund successes
The GNMA Fund continued to generate a favorable return compared with alternative shorter-term investment vehicles while neither substantially increasing risk nor compromising liquidity. The fund’s underweighted allocation to 15-year GNMAs helped its performance relative to the benchmark. This was because, as 15-year mortgage borrowers tend to have pristine credit, they are more likely to be able to refinance in a low-rate environment, reducing the interest income generated for MBS investors.

Fund shortfalls
Security selection hindered the fund’s performance compared with that of its index and its peers. One-time changes in underwriting guidelines that reduced refinancing costs for certain mortgage-holders also hurt the fund’s performance.

Fund positioning
As we head further into 2012, we believe that more of the bond market’s returns will be driven by income as opposed to capital appreciation. Although GNMAs are currently priced close to their historical fair value, we believe their yield advantage over Treasuries still offers a compelling opportunity for investors.

GNMA prepayment risk remains low as tighter mortgage underwriting standards and higher costs to refinance prevail. These conditions particularly affect lower-quality borrowers, who typically have lower credit scores and higher loan-to-value ratios. Economic uncertainties

12

and weakness in the job market will continue to keep prepays at bay. For all these reasons, we believe that the sector will remain attractive to investors seeking high-quality assets with excellent liquidity.

We continue to favor securities with higher coupons for which prepayments are expected to remain slow. We continue to avoid securities backed by borrowers who are most likely to refinance, as this could result in accelerated prepayments that reduce the fund’s income.

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP
August 17, 2012

13

Short-Term Treasury Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.28%	0.38%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	72	124	7,921
Yield to Maturity
(before expenses)	0.3%	0.3%	1.7%
Average Coupon	2.1%	1.8%	3.7%
Average Duration	2.2 years	2.7 years	5.0 years
Average Maturity	2.2 years	2.8 years	6.9 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	5.0%
Treasury/Agency	95.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.97	0.76
Beta	0.79	0.45

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	11.1%
1 - 3 Years	62.6
3 - 5 Years	26.2
5 - 7 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

14

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	3.98%	3.43%	7.41%	7.17%
2004	2.56	0.18	2.74	2.55
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.26	0.01	0.27	0.48
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.36%	3.81%	2.55%	0.88%	3.43%
Admiral Shares	2/13/2001	1.45	3.92	2.68	0.88	3.56

See Financial Highlights for dividend and capital gains information.

15

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (94.1%)
	United States Treasury Inflation Indexed Bonds	0.625%	4/15/13	622,500	680,216
	United States Treasury Note/Bond	0.500%	10/15/13	294,000	295,055
	United States Treasury Note/Bond	2.750%	10/31/13	485,000	500,307
	United States Treasury Note/Bond	0.500%	11/15/13	45,000	45,169
	United States Treasury Note/Bond	4.250%	11/15/13	125,000	131,485
	United States Treasury Note/Bond	2.000%	11/30/13	150,000	153,563
	United States Treasury Note/Bond	1.000%	1/15/14	140,000	141,597
	United States Treasury Note/Bond	1.750%	1/31/14	310,000	317,121
	United States Treasury Note/Bond	1.250%	2/15/14	122,000	123,925
	United States Treasury Note/Bond	1.250%	3/15/14	60,000	60,985
	United States Treasury Note/Bond	1.875%	4/30/14	75,000	77,144
	United States Treasury Note/Bond	1.000%	5/15/14	285,000	288,919
	United States Treasury Note/Bond	4.750%	5/15/14	155,000	167,521
	United States Treasury Note/Bond	2.250%	5/31/14	30,000	31,106
	United States Treasury Note/Bond	2.625%	7/31/14	320,000	335,200
	United States Treasury Note/Bond	4.250%	8/15/14	270,000	292,021
	United States Treasury Note/Bond	2.375%	8/31/14	101,000	105,482
	United States Treasury Note/Bond	2.375%	10/31/14	70,000	73,347
	United States Treasury Note/Bond	4.250%	11/15/14	40,000	43,650
	United States Treasury Note/Bond	2.125%	11/30/14	27,000	28,173
1	United States Treasury Note/Bond	2.250%	1/31/15	190,000	199,382
	United States Treasury Note/Bond	4.000%	2/15/15	5,000	5,472
	United States Treasury Note/Bond	2.375%	2/28/15	93,000	98,028
	United States Treasury Note/Bond	2.500%	3/31/15	11,000	11,653
	United States Treasury Note/Bond	2.500%	4/30/15	20,000	21,219
	United States Treasury Note/Bond	4.125%	5/15/15	100,000	110,594
	United States Treasury Note/Bond	2.125%	5/31/15	80,000	84,150
	United States Treasury Note/Bond	1.750%	7/31/15	160,000	166,875
	United States Treasury Note/Bond	4.250%	8/15/15	50,000	55,922
	United States Treasury Note/Bond	1.250%	9/30/15	100,000	102,906
	United States Treasury Note/Bond	1.250%	10/31/15	257,000	264,589
	United States Treasury Note/Bond	1.375%	11/30/15	12,000	12,411
	United States Treasury Note/Bond	2.000%	1/31/16	235,000	248,402
	United States Treasury Note/Bond	2.125%	2/29/16	150,000	159,375
	United States Treasury Note/Bond	2.625%	2/29/16	115,000	124,218
	United States Treasury Note/Bond	2.625%	4/30/16	75,000	81,200
	United States Treasury Note/Bond	3.250%	6/30/16	25,000	27,731
	United States Treasury Note/Bond	1.500%	7/31/16	20,000	20,834

16

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.000%	9/30/16	12,000	12,266
	United States Treasury Note/Bond	1.000%	10/31/16	9,000	9,196
	United States Treasury Note/Bond	0.875%	11/30/16	25,000	25,414
	United States Treasury Note/Bond	0.875%	12/31/16	55,000	55,877
	United States Treasury Note/Bond	0.875%	1/31/17	110,000	111,719
	United States Treasury Note/Bond	3.250%	3/31/17	9,000	10,115
	United States Treasury Note/Bond	0.875%	4/30/17	50,000	50,727
	United States Treasury Note/Bond	0.625%	5/31/17	55,000	55,146
	United States Treasury Note/Bond	2.750%	5/31/17	8,000	8,826
	United States Treasury Note/Bond	2.500%	6/30/17	40,000	43,681
	United States Treasury Note/Bond	2.375%	7/31/17	8,000	8,692
					6,078,606
Conventional Mortgage-Backed Securities (5.0%)
[2,3,4] Fannie Mae Pool		2.500%	8/1/27	3,500	3,641
[2,3,4] Fannie Mae Pool		3.000%	8/1/27	6,750	7,115
[2,3,4] Fannie Mae Pool		3.500%	5/1/20–8/1/42	14,944	15,890
[2,3,4] Fannie Mae Pool		4.000%	6/1/40–8/1/42	18,760	20,151
[2,3,4] Fannie Mae Pool		4.500%	2/1/39–8/1/42	17,371	18,792
[2,3]	Fannie Mae Pool	5.000%	7/1/35–8/1/42	42,825	46,974
[2,3,4] Fannie Mae Pool		5.500%	8/1/42	19,250	21,115
[2,3,4] Fannie Mae Pool		6.000%	4/1/38–8/1/42	12,774	14,087
[2,3]	Fannie Mae Pool	7.000%	11/1/15–3/1/16	401	429
[2,3,4] Freddie Mac Gold Pool		2.500%	8/1/27	3,500	3,636
[2,3,4] Freddie Mac Gold Pool		3.000%	8/1/27	7,750	8,140
[2,3,4] Freddie Mac Gold Pool		3.500%	8/1/27–8/1/42	6,647	7,033
[2,3,4] Freddie Mac Gold Pool		4.000%	8/1/13–8/1/42	13,524	14,399
[2,3]	Freddie Mac Gold Pool	4.500%	3/1/13–4/1/41	28,435	30,289
[2,3]	Freddie Mac Gold Pool	5.000%	5/1/18–8/1/40	7,403	8,004
[2,3]	Freddie Mac Gold Pool	5.500%	4/1/16–9/1/42	13,689	14,933
[2,3,4] Freddie Mac Gold Pool		6.000%	8/1/39–8/1/42	8,214	9,023
[2,3]	Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	121	129
[3,4]	Ginnie Mae I Pool	3.500%	8/1/42	2,750	2,984
[3,4]	Ginnie Mae I Pool	4.000%	2/15/42–8/1/42	6,248	6,859
[3,4]	Ginnie Mae I Pool	4.500%	8/1/42	4,500	4,940
[3,4]	Ginnie Mae I Pool	5.000%	5/15/34–8/1/42	6,257	6,925
[3,4]	Ginnie Mae I Pool	5.500%	6/15/38–8/1/42	8,527	9,534
[3,4]	Ginnie Mae II Pool	3.500%	8/1/42	7,000	7,588
[3,4]	Ginnie Mae II Pool	4.000%	10/20/41–8/1/42	9,736	10,676
3	Ginnie Mae II Pool	4.500%	5/20/39–8/1/42	5,833	6,605
3	Ginnie Mae II Pool	5.000%	7/20/40–1/20/42	9,121	10,131
3	Ginnie Mae II Pool	5.500%	6/20/41–7/20/41	9,694	10,830
					320,852
Total U.S. Government and Agency Obligations (Cost $6,352,857)					6,399,458
Temporary Cash Investments (2.0%)
Repurchase Agreements (2.0%)
	RBC Capital Markets LLC
	(Dated 7/31/12, Repurchase Value
	$53,000,000, collateralized by
	U.S. Treasury Bill 0.000%, 12/6/12)	0.140%	8/1/12	53,000	53,000
	TD Securities (USA) LLC
	(Dated 7/31/12, Repurchase Value
	$31,000,000, collateralized by
	U.S. Treasury Note/Bond
	0.500%, 7/31/17)	0.160%	8/1/12	31,000	31,000

17

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Goldman Sachs & Co.
(Dated 7/31/12, Repurchase Value
$11,202,000, collateralized by
Federal Home Loan Mortgage Corp.
3.750%, 3/27/19)	0.170%	8/1/12	11,202	11,202
JP Morgan Securities LLC
(Dated 7/31/12, Repurchase Value
36,000,000, collateralized by
U.S. Treasury Note/Bond 1.375, 2/28/19)	0.170%	8/1/12	36,000	36,000
				131,202
Total Temporary Cash Investments (Cost $131,202)				131,202
Total Investments (101.1%) (Cost $6,484,059)				6,530,660
Other Assets and Liabilities (-1.1%)
Other Assets				166,638
Liabilities				(237,833)
				(71,195)
Net Assets (100%)				6,459,465

At July 31, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				6,385,419
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				27,036
Unrealized Appreciation (Depreciation)
Investment Securities				46,601
Futures Contracts				409
Net Assets				6,459,465

Investor Shares—Net Assets
Applicable to 151,214,197 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,632,280
Net Asset Value Per Share—Investor Shares				$10.79

Admiral Shares—Net Assets
Applicable to 447,189,909 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,827,185
Net Asset Value Per Share—Admiral Shares				$10.79

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,342,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2012.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Interest	22,988
Total Income	22,988
Expenses
The Vanguard Group—Note B
Investment Advisory Services	361
Management and Administrative—Investor Shares	1,275
Management and Administrative—Admiral Shares	1,281
Marketing and Distribution—Investor Shares	276
Marketing and Distribution—Admiral Shares	726
Custodian Fees	92
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	3
Total Expenses	4,042
Net Investment Income	18,946
Realized Net Gain (Loss)
Investment Securities Sold	32,093
Futures Contracts	(4,443)
Options on Futures Contracts	(235)
Realized Net Gain (Loss)	27,415
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(25,758)
Futures Contracts	1,276
Change in Unrealized Appreciation (Depreciation)	(24,482)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,879

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,946	47,286
Realized Net Gain (Loss)	27,415	50,277
Change in Unrealized Appreciation (Depreciation)	(24,482)	48,913
Net Increase (Decrease) in Net Assets Resulting from Operations	21,879	146,476
Distributions
Net Investment Income
Investor Shares	(4,420)	(11,764)
Admiral Shares	(14,526)	(35,522)
Realized Capital Gain[1]
Investor Shares	(3,336)	(9,397)
Admiral Shares	(9,136)	(25,032)
Total Distributions	(31,418)	(81,715)
Capital Share Transactions
Investor Shares	(130,406)	(125,932)
Admiral Shares	54,569	41,701
Net Increase (Decrease) from Capital Share Transactions	(75,837)	(84,231)
Total Increase (Decrease)	(85,376)	(19,470)
Net Assets
Beginning of Period	6,544,841	6,564,311
End of Period	6,459,465	6,544,841

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $12,472,000 and $34,429,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.81	$10.70	$10.81	$10.89	$10.80	$10.26
Investment Operations
Net Investment Income	.028	.071	.116	.175	.251	.444
Net Realized and Unrealized Gain (Loss)
on Investments	.001	.167	.089	.092	.225	.540
Total from Investment Operations	.029	.238	.205	.267	.476	.984
Distributions
Dividends from Net Investment Income	(.028)	(.071)	(.116)	(.170)	(.283)	(.444)
Distributions from Realized Capital Gains	(.021)	(.057)	(.199)	(.177)	(.103)	—
Total Distributions	(.049)	(.128)	(.315)	(.347)	(.386)	(.444)
Net Asset Value, End of Period	$10.79	$10.81	$10.70	$10.81	$10.89	$10.80

Total Return[1]	0.27%	2.24%	1.92%	2.50%	4.49%	9.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,632	$1,765	$1,874	$2,343	$2,812	$1,707
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.21%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.52%	0.66%	1.07%	1.62%	2.15%	4.26%
Portfolio Turnover Rate	221%[2]	302%[2]	124%	130%	156%	120%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 88% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.81	$10.70	$10.81	$10.89	$10.80	$10.26
Investment Operations
Net Investment Income	.033	.082	.129	.187	.262	.457
Net Realized and Unrealized Gain (Loss)
on Investments	.001	.167	.089	.092	.225	.540
Total from Investment Operations	.034	.249	.218	.279	.487	.997
Distributions
Dividends from Net Investment Income	(.033)	(.082)	(.129)	(.182)	(.294)	(.457)
Distributions from Realized Capital Gains	(.021)	(.057)	(.199)	(.177)	(.103)	—
Total Distributions	(.054)	(.139)	(.328)	(.359)	(.397)	(.457)
Net Asset Value, End of Period	$10.79	$10.81	$10.70	$10.81	$10.89	$10.80

Total Return[1]	0.32%	2.34%	2.05%	2.60%	4.60%	9.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,827	$4,779	$4,690	$4,031	$3,945	$2,667
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.76%	1.19%	1.72%	2.25%	4.38%
Portfolio Turnover Rate	221%[2]	302%[2]	124%	130%	156%	120%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 88% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

23

Short-Term Treasury Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

24

Short-Term Treasury Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $943,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,399,458	—
Temporary Cash Investments	—	131,202	—
Futures Contracts—Assets[1]	123	—	—
Futures Contracts—Liabilities[1]	(19)	—	—
Total	104	6,530,660	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2012	2,715	598,954	455
5-Year U.S. Treasury Note	September 2012	255	31,819	186
Ultra Long U.S. Treasury Bond	September 2012	(26)	(4,485)	(217)
30-Year U.S. Treasury Bond	September 2012	(27)	(4,078)	(20)
10-Year U.S. Treasury Note	September 2012	(22)	(2,962)	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Short-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $1,043,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2012, the cost of investment securities for tax purposes was $6,485,102,000. Net unrealized appreciation of investment securities for tax purposes was $45,558,000, consisting of unrealized gains of $49,510,000 on securities that had risen in value since their purchase and $3,952,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $6,750,820,000 of investment securities and sold $7,518,460,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2012:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	1,532	456
Options expired	(383)	(153)
Options closed	(1,149)	(303)
Options exercised	—	—
Options open at July 31, 2012	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	235,428	21,845	669,753	62,077
Issued in Lieu of Cash Distributions	6,998	650	19,412	1,801
Redeemed	(372,832)	(34,596)	(815,097)	(75,717)
Net Increase (Decrease)—Investor Shares	(130,406)	(12,101)	(125,932)	(11,839)
Admiral Shares
Issued	757,807	70,311	1,722,566	159,935
Issued in Lieu of Cash Distributions	21,641	2,010	55,497	5,149
Redeemed	(724,879)	(67,274)	(1,736,362)	(161,316)
Net Increase (Decrease)—Admiral Shares	54,569	5,047	41,701	3,768

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Short-Term Federal Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.30%	0.40%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	103	758	7,921
Yield to Maturity
(before expenses)	0.3%	0.3%	1.7%
Average Coupon	1.5%	1.9%	3.7%
Average Duration	2.2 years	2.6 years	5.0 years
Average Maturity	2.5 years	2.8 years	6.9 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	15.1%
Treasury/Agency	84.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.95	0.82
Beta	0.88	0.48

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
U.S. Government	13.6%
1 - 3 Years	57.4
3 - 5 Years	22.6
5 - 7 Years	3.5
7 - 10 Years	2.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

27

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.17%	2.86%	7.03%	7.25%
2004	2.95	-0.50	2.45	2.62
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.30	0.39	0.69	0.50
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	2.27%	4.41%	2.92%	0.82%	3.74%
Admiral Shares	2/12/2001	2.36	4.52	3.02	0.82	3.84

See Financial Highlights for dividend and capital gains information.

28

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (17.7%)
	United States Treasury Note/Bond	1.375%	2/15/13	3,000	3,019
	United States Treasury Note/Bond	1.000%	7/15/13	105,000	105,804
	United States Treasury Note/Bond	0.750%	9/15/13	90,000	90,548
	United States Treasury Note/Bond	0.125%	9/30/13	18,000	17,983
	United States Treasury Note/Bond	0.250%	10/31/13	87,999	88,040
	United States Treasury Note/Bond	0.500%	10/15/14	6,000	6,035
	United States Treasury Note/Bond	0.250%	12/15/14	26,000	26,004
	United States Treasury Note/Bond	0.250%	1/15/15	44,500	44,514
	United States Treasury Note/Bond	2.250%	1/31/15	40,000	41,975
	United States Treasury Note/Bond	2.375%	2/28/15	38,000	40,054
	United States Treasury Note/Bond	0.375%	3/15/15	19,000	19,053
	United States Treasury Note/Bond	0.375%	4/15/15	37,543	37,649
	United States Treasury Note/Bond	0.250%	5/15/15	114,088	113,999
	United States Treasury Note/Bond	4.125%	5/15/15	32,000	35,390
	United States Treasury Note/Bond	0.375%	6/15/15	81,095	81,298
	United States Treasury Note/Bond	1.875%	6/30/15	38,000	39,746
	United States Treasury Note/Bond	1.750%	7/31/15	63,000	65,707
	United States Treasury Note/Bond	2.250%	3/31/16	17,618	18,821
	United States Treasury Note/Bond	1.750%	5/31/16	3,775	3,966
	United States Treasury Note/Bond	0.875%	4/30/17	32,764	33,240
	United States Treasury Note/Bond	1.375%	9/30/18	24,500	25,308
	United States Treasury Note/Bond	1.250%	4/30/19	59,000	60,254
	United States Treasury Note/Bond	1.125%	5/31/19	21,132	21,383
	United States Treasury Note/Bond	1.000%	6/30/19	18,786	18,836
					1,038,626
Agency Bonds and Notes (66.9%)
1	Federal Farm Credit Banks	1.375%	6/25/13	13,000	13,135
1	Federal Farm Credit Banks	1.300%	12/23/13	15,000	15,207
1	Federal Farm Credit Banks	1.125%	2/27/14	35,000	35,470
1	Federal Farm Credit Banks	2.625%	4/17/14	54,000	56,161
1	Federal Home Loan Banks	0.280%	8/2/13	76,000	76,028
1	Federal Home Loan Banks	0.280%	8/15/13	43,000	43,016
[1,2]	Federal Home Loan Banks	0.500%	8/28/13	81,000	81,223
1	Federal Home Loan Banks	0.280%	9/16/13	57,000	57,011
1	Federal Home Loan Banks	0.375%	11/27/13	44,250	44,318
1	Federal Home Loan Banks	0.290%	12/6/13	18,000	17,995
1	Federal Home Loan Banks	3.125%	12/13/13	31,710	32,931

29

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Federal Home Loan Banks	0.875%	12/27/13	50,000	50,432
1	Federal Home Loan Banks	2.375%	3/14/14	25,000	25,834
1	Federal Home Loan Banks	1.375%	5/28/14	10,750	10,968
1	Federal Home Loan Banks	0.375%	6/12/14	51,000	51,053
1	Federal Home Loan Banks	2.500%	6/13/14	32,250	33,564
1	Federal Home Loan Banks	2.750%	12/12/14	14,000	14,777
1	Federal Home Loan Banks	2.750%	3/13/15	70,000	74,292
1	Federal Home Loan Banks	1.750%	9/11/15	21,000	21,814
1	Federal Home Loan Banks	2.875%	9/11/15	24,000	25,786
1	Federal Home Loan Banks	1.000%	6/21/17	100,000	101,139
3	Federal Home Loan Mortgage Corp.	0.875%	10/28/13	75,000	75,568
3	Federal Home Loan Mortgage Corp.	0.375%	10/30/13	92,500	92,629
3	Federal Home Loan Mortgage Corp.	0.375%	11/27/13	22,000	22,034
[3,4]	Federal Home Loan Mortgage Corp.	0.700%	12/19/13	86,750	86,908
3	Federal Home Loan Mortgage Corp.	0.625%	12/23/13	54,000	54,260
[3,4]	Federal Home Loan Mortgage Corp.	0.600%	1/24/14	145,000	145,299
3	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	75,500	76,568
3	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	82,000	83,187
3	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	149,250	150,734
3	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	64,500	64,958
3	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	69,250	72,107
[3,4]	Federal Home Loan Mortgage Corp.	1.000%	3/14/16	31,025	31,308
3	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	87,000	93,399
[3,4]	Federal Home Loan Mortgage Corp.	1.500%	8/24/16	52,750	52,791
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	106,750	112,692
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	61,000	61,766
3	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	81,500	83,324
3	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	107,000	108,069
3	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	91,000	91,790
[3,4]	Federal Home Loan Mortgage Corp.	2.000%	2/28/19	16,000	16,095
3	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	170,000	169,922
3	Federal National Mortgage Assn.	0.500%	8/9/13	14,500	14,538
[3,4]	Federal National Mortgage Assn.	0.600%	11/14/13	94,415	94,514
3	Federal National Mortgage Assn.	1.250%	2/27/14	10,000	10,155
[3,4]	Federal National Mortgage Assn.	1.250%	3/14/14	35,000	35,526
3	Federal National Mortgage Assn.	0.875%	8/28/14	45,750	46,294
3	Federal National Mortgage Assn.	0.750%	12/19/14	95,800	96,779
[3,4]	Federal National Mortgage Assn.	0.625%	2/27/15	243,000	243,087
3	Federal National Mortgage Assn.	0.375%	3/16/15	91,500	91,554
3	Federal National Mortgage Assn.	0.500%	5/27/15	78,500	78,781
3	Federal National Mortgage Assn.	0.500%	7/2/15	112,000	112,382
3	Federal National Mortgage Assn.	1.625%	10/26/15	23,750	24,651
3	Federal National Mortgage Assn.	5.000%	3/15/16	26,000	30,182
3	Federal National Mortgage Assn.	2.375%	4/11/16	85,250	90,956
3	Federal National Mortgage Assn.	1.250%	9/28/16	63,000	64,569
3	Federal National Mortgage Assn.	1.375%	11/15/16	165,500	170,480
[3,4]	Federal National Mortgage Assn.	1.350%	3/28/17	14,000	14,022
3	Federal National Mortgage Assn.	1.125%	4/27/17	12,000	12,202
3	Federal National Mortgage Assn.	0.875%	8/28/17	79,000	79,168
					3,937,402
Conventional Mortgage-Backed Securities (15.0%)
[3,4,5] Fannie Mae Pool		2.500%	8/1/27–9/1/27	25,500	26,511
[3,4,5] Fannie Mae Pool		3.000%	2/1/27–9/1/27	97,732	103,008
[3,4,5] Fannie Mae Pool		3.500%	8/1/20–8/1/27	104,183	110,872
[3,4,5] Fannie Mae Pool		4.000%	6/1/18–11/1/40	103,097	110,231

30

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
[3,4,5] Fannie Mae Pool	4.500%	1/1/17–8/1/27	72,424	77,983
[3,4,5] Fannie Mae Pool	5.000%	3/1/14–8/1/27	45,793	49,613
[3,4] Fannie Mae Pool	5.500%	4/1/13–1/1/25	20,903	22,771
[3,4] Fannie Mae Pool	6.000%	8/1/12–11/1/37	12,228	13,105
[3,4] Fannie Mae Pool	6.500%	8/1/16–9/1/16	3,694	3,957
[3,4] Fannie Mae Pool	7.500%	3/1/15–8/1/15	79	84
[3,4] Fannie Mae Pool	8.000%	10/1/14–9/1/15	571	605
[3,4,5] Freddie Mac Gold Pool	2.500%	8/1/27	15,000	15,581
[3,4,5] Freddie Mac Gold Pool	3.000%	8/1/27	82,000	86,125
[3,4,5] Freddie Mac Gold Pool	3.500%	8/1/27–1/1/42	66,980	70,811
[3,4,5] Freddie Mac Gold Pool	4.000%	8/1/13–8/1/27	72,250	76,826
[3,4] Freddie Mac Gold Pool	4.500%	6/1/13–9/1/26	50,885	54,325
[3,4,5] Freddie Mac Gold Pool	5.000%	11/1/12–8/1/27	31,695	34,152
[3,4] Freddie Mac Gold Pool	5.500%	5/1/13–12/1/24	14,154	15,293
[3,4] Freddie Mac Gold Pool	6.000%	1/1/14–3/1/24	12,310	13,220
				885,073
Total U.S. Government and Agency Obligations (Cost $5,820,265)				5,861,101
Temporary Cash Investments (8.8%)
Repurchase Agreements (1.2%)
RBC Capital Markets LLC
(Dated 7/31/12, Repurchase Value $28,000,000,
Collateralized by U.S. Treasury Note/Bond
2.125%, 5/31/15)	0.140%	8/1/12	28,000	28,000
TD Bank Group
(Dated 7/31/12, Repurchase Value $18,000,000,
Collateralized by U.S. Treasury Note/Bond
0.250%, 6/30/2014)	0.160%	8/1/12	18,000	18,000
JP Morgan Securities LLC
(Dated 7/31/12, Repurchase Value $19,000,000,
Collateralized by U.S. Treasury Note/Bond
1.375%, 2/28/19)	0.170%	8/1/12	19,000	19,000
Goldman Sachs & Co.
(Dated 7/31/12, Repurchase Value $6,225,000,
Collateralized by Federal Home Loan
Mortgage Corp. 3.750%, 3/27/19)	0.170%	8/1/12	6,225	6,225
				71,225
U.S. Government and Agency Obligations (7.6%)
United States Treasury Bill	0.086%	8/23/12	200,000	199,994
United States Treasury Bill	0.097%	10/11/12	100,000	99,982
United States Treasury Bill	0.096%	10/25/12	150,000	149,968
				449,944
Total Temporary Cash Investments (Cost $521,162)				521,169
Total Investments (108.4%) (Cost $6,341,427)				6,382,270

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 135.00		8/24/12	(140)	(70)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 135.00		8/24/12	(140)	(118)
Total Liability for Options Written (Premiums received $209)				(188)

31

Short-Term Federal Fund

Market
Value
($000)
Other Assets and Liabilities (-8.4%)
Other Assets	452,769
Other Liabilities	(949,394)
(496,625)
Net Assets (100%)	5,885,457

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value (Unaffiliated Issuers)	6,382,270
Receivables for Investment Securities Sold	374,134
Other Assets	78,635
Total Assets	6,835,039
Liabilities
Payables for Investment Securities Purchased	930,631
Other Liabilities	18,951
Total Liabilities	949,582
Net Assets	5,885,457

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	5,802,022
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	42,488
Unrealized Appreciation (Depreciation)
Investment Securities	40,843
Futures Contracts	83
Options on Futures Contracts	21
Net Assets	5,885,457

Investor Shares—Net Assets
Applicable to 196,371,242 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,137,897
Net Asset Value Per Share—Investor Shares	$10.89

Admiral Shares—Net Assets
Applicable to 344,222,404 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,747,560
Net Asset Value Per Share—Admiral Shares	$10.89

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 Securities with a value of $2,863,000 have been segregated as initial margin for open futures contracts.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2012.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Interest	23,082
Total Income	23,082
Expenses
The Vanguard Group—Note B
Investment Advisory Services	320
Management and Administrative—Investor Shares	1,640
Management and Administrative—Admiral Shares	928
Marketing and Distribution—Investor Shares	357
Marketing and Distribution—Admiral Shares	548
Custodian Fees	126
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	3
Total Expenses	3,950
Net Investment Income	19,132
Realized Net Gain (Loss)
Investment Securities Sold	45,463
Futures Contracts	(2,168)
Options on Futures Contracts	(209)
Realized Net Gain (Loss)	43,086
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(22,538)
Futures Contracts	(160)
Options on Futures Contracts	21
Change in Unrealized Appreciation (Depreciation)	(22,677)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,541

See accompanying Notes, which are an integral part of the Financial Statements.

33

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,132	59,704
Realized Net Gain (Loss)	43,086	89,359
Change in Unrealized Appreciation (Depreciation)	(22,677)	26,450
Net Increase (Decrease) in Net Assets Resulting from Operations	39,541	175,513
Distributions
Net Investment Income
Investor Shares	(6,698)	(22,746)
Admiral Shares	(12,434)	(36,958)
Realized Capital Gain[1]
Investor Shares	(8,669)	(22,038)
Admiral Shares	(13,325)	(33,191)
Total Distributions	(41,126)	(114,933)
Capital Share Transactions
Investor Shares	(142,689)	(206,994)
Admiral Shares	267,265	25,050
Net Increase (Decrease) from Capital Share Transactions	124,576	(181,944)
Total Increase (Decrease)	122,991	(121,364)
Net Assets
Beginning of Period	5,762,466	5,883,830
End of Period	5,885,457	5,762,466

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $16,757,000 and $42,079,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.89	$10.77	$10.81	$10.81	$10.72	$10.26
Investment Operations
Net Investment Income	.033	.106	.163	.253	.409	.465
Net Realized and Unrealized Gain (Loss)
on Investments	.042	.225	.104	.174	.090	.460
Total from Investment Operations	.075	.331	.267	.427	.499	.925
Distributions
Dividends from Net Investment Income	(.033)	(.106)	(.163)	(.253)	(.409)	(.465)
Distributions from Realized Capital Gains	(.042)	(.105)	(.144)	(.174)	—	—
Total Distributions	(.075)	(.211)	(.307)	(.427)	(.409)	(.465)
Net Asset Value, End of Period	$10.89	$10.89	$10.77	$10.81	$10.81	$10.72

Total Return[1]	0.69%	3.09%	2.50%	4.01%	4.78%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,138	$2,282	$2,465	$2,542	$2,142	$1,650
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.61%	0.97%	1.49%	2.29%	3.83%	4.48%
Portfolio Turnover Rate	504%[2]	411%[2]	211%[2]	370%	109%	70%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 165%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.89	$10.77	$10.81	$10.81	$10.72	$10.26
Investment Operations
Net Investment Income	.038	.117	.176	.264	.420	.475
Net Realized and Unrealized Gain (Loss)
on Investments	.042	.225	.104	.174	.090	.460
Total from Investment Operations	.080	.342	.280	.438	.510	.935
Distributions
Dividends from Net Investment Income	(.038)	(.117)	(.176)	(.264)	(.420)	(.475)
Distributions from Realized Capital Gains	(.042)	(.105)	(.144)	(.174)	—	—
Total Distributions	(.080)	(.222)	(.320)	(.438)	(.420)	(.475)
Net Asset Value, End of Period	$10.89	$10.89	$10.77	$10.81	$10.81	$10.72

Total Return[1]	0.74%	3.20%	2.62%	4.12%	4.89%	9.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,748	$3,481	$3,419	$2,751	$1,467	$1,325
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.71%	1.07%	1.61%	2.39%	3.93%	4.58%
Portfolio Turnover Rate	504%[2]	411%[2]	211%[2]	370%	109%	70%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 165%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

37

Short-Term Federal Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

38

Short-Term Federal Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $844,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,861,101	—
Temporary Cash Investments	—	521,169	—
Futures Contracts—Assets[1]	163	—	—
Futures Contracts—Liabilities[1]	(253)	—	—
Liability for Options Written	(188)	—	—
Total	(278)	6,382,270	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2012	(2,684)	(361,417)	(608)
2-Year U.S. Treasury Note	September 2012	1,444	318,560	135
5-Year U.S. Treasury Note	September 2012	1,631	203,518	497
30-Year U.S. Treasury Bond	September 2012	(13)	(1,963)	(17)
Ultra Long U.S. Treasury Bond	September 2012	11	1,898	76

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

39

Short-Term Federal Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $182,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2012, the cost of investment securities for tax purposes was $6,341,609,000. Net unrealized appreciation of investment securities for tax purposes was $40,661,000, consisting of unrealized gains of $41,146,000 on securities that had risen in value since their purchase and $485,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $12,104,757,000 of investment securities and sold $11,599,267,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2012:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	1,644	615
Options expired	(339)	(135)
Options closed	(1,025)	(271)
Options exercised	—	—
Options open at July 31, 2012	280	209

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	330,927	30,475	665,702	61,311
Issued in Lieu of Cash Distributions	14,068	1,299	40,934	3,773
Redeemed	(487,684)	(44,941)	(913,630)	(84,296)
Net Increase (Decrease)—Investor Shares	(142,689)	(13,167)	(206,994)	(19,212)
Admiral Shares
Issued	807,339	74,362	1,574,513	145,119
Issued in Lieu of Cash Distributions	22,763	2,102	61,544	5,673
Redeemed	(562,837)	(51,859)	(1,611,007)	(148,527)
Net Increase (Decrease)—Admiral Shares	267,265	24,605	25,050	2,265

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

40

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.63%	0.73%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	67	56	7,921
Yield to Maturity
(before expenses)	0.8%	1.0%	1.7%
Average Coupon	2.2%	2.7%	3.7%
Average Duration	5.2 years	6.7 years	5.0 years
Average Maturity	5.2 years	7.2 years	6.9 years
Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	5.1%
Treasury/Agency	94.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.90
Beta	0.77	1.53

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	5.7%
1 - 3 Years	4.5
3 - 5 Years	41.0
5 - 7 Years	25.6
7 - 10 Years	23.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

41

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.49%	7.58%	13.07%	12.59%
2004	4.22	-0.51	3.71	3.70
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	0.69	1.24	1.93	2.89
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	8.63%	7.86%	3.83%	2.16%	5.99%
Admiral Shares	2/12/2001	8.73	7.99	3.97	2.16	6.13

See Financial Highlights for dividend and capital gains information.

42

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (94.7%)
United States Treasury Inflation Indexed Bonds	0.625%	4/15/13	322,500	352,401
United States Treasury Note/Bond	1.750%	7/31/15	59,000	61,535
United States Treasury Note/Bond	4.250%	8/15/15	25,000	27,961
United States Treasury Note/Bond	1.250%	9/30/15	170,000	174,940
United States Treasury Note/Bond	1.250%	10/31/15	300,000	308,859
United States Treasury Note/Bond	1.375%	11/30/15	300,000	310,266
United States Treasury Note/Bond	9.250%	2/15/16	9,000	11,803
United States Treasury Note/Bond	2.250%	3/31/16	2,000	2,137
United States Treasury Note/Bond	2.000%	4/30/16	158,000	167,406
United States Treasury Note/Bond	1.500%	6/30/16	80,000	83,313
United States Treasury Note/Bond	3.250%	6/30/16	10,000	11,092
United States Treasury Note/Bond	3.000%	8/31/16	136,000	149,940
United States Treasury Note/Bond	3.125%	10/31/16	128,000	142,220
United States Treasury Note/Bond	0.875%	11/30/16	20,000	20,331
United States Treasury Note/Bond	3.250%	12/31/16	143,000	160,071
United States Treasury Note/Bond	0.875%	1/31/17	150,000	152,344
United States Treasury Note/Bond	3.125%	1/31/17	180,000	200,756
United States Treasury Note/Bond	0.875%	2/28/17	31,000	31,494
United States Treasury Note/Bond	3.000%	2/28/17	159,000	176,689
United States Treasury Note/Bond	3.250%	3/31/17	80,000	89,913
United States Treasury Note/Bond	0.625%	5/31/17	46,000	46,122
United States Treasury Note/Bond	2.750%	5/31/17	199,000	219,553
United States Treasury Note/Bond	2.500%	6/30/17	53,000	57,878
United States Treasury Note/Bond	2.375%	7/31/17	72,000	78,232
United States Treasury Note/Bond	1.875%	8/31/17	172,000	182,722
United States Treasury Note/Bond	1.875%	9/30/17	185,000	196,533
United States Treasury Note/Bond	1.875%	10/31/17	178,000	189,153
United States Treasury Note/Bond	2.375%	6/30/18	125,000	136,504
United States Treasury Note/Bond	2.250%	7/31/18	317,000	343,996
United States Treasury Note/Bond	1.375%	9/30/18	177,000	182,836
United States Treasury Note/Bond	1.375%	11/30/18	70,000	72,264
United States Treasury Note/Bond	1.375%	12/31/18	18,000	18,574
United States Treasury Note/Bond	1.250%	1/31/19	61,000	62,430
United States Treasury Note/Bond	1.375%	2/28/19	15,000	15,459
United States Treasury Note/Bond	1.500%	3/31/19	96,000	99,645
United States Treasury Note/Bond	1.250%	4/30/19	45,000	45,956
United States Treasury Note/Bond	1.000%	6/30/19	30,000	30,080

43

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	0.875%	7/31/19	15,000	14,897
	United States Treasury Note/Bond	2.625%	8/15/20	195,000	217,060
1	United States Treasury Note/Bond	2.625%	11/15/20	749,000	833,495
	United States Treasury Note/Bond	2.125%	8/15/21	142,500	151,985
	United States Treasury Note/Bond	2.000%	11/15/21	108,500	114,230
	United States Treasury Note/Bond	2.000%	2/15/22	122,000	128,157
	United States Treasury Note/Bond	1.750%	5/15/22	37,000	37,919
					6,111,151
Agency Notes (0.0%)
2	Overseas Private Investment Corp.	7.600%	12/15/12	1,575	1,589

Conventional Mortgage-Backed Securities (5.1%)
[2,3,4] Fannie Mae Pool		2.500%	8/1/27	3,500	3,641
[2,3,4] Fannie Mae Pool		3.000%	8/1/27	9,000	9,487
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–8/1/42	14,971	15,905
[2,3,4] Fannie Mae Pool		4.000%	2/1/41–8/1/42	19,028	20,391
[2,3,4] Fannie Mae Pool		4.500%	6/1/40–8/1/42	17,911	19,372
[2,3]	Fannie Mae Pool	5.000%	7/1/35–8/1/42	45,519	49,896
[2,3,4] Fannie Mae Pool		5.500%	8/1/42	19,750	21,663
[2,3,4] Fannie Mae Pool		6.000%	5/1/37–8/1/42	13,047	14,394
[2,3,4] Freddie Mac Gold Pool		2.500%	8/1/27	3,500	3,636
[2,3,4] Freddie Mac Gold Pool		3.000%	8/1/27	6,750	7,090
[2,3,4] Freddie Mac Gold Pool		3.500%	8/1/27–8/1/42	6,656	7,041
[2,3,4] Freddie Mac Gold Pool		4.000%	11/1/13–8/1/42	13,870	14,794
[2,3]	Freddie Mac Gold Pool	4.500%	2/1/13–9/1/40	26,837	28,635
[2,3]	Freddie Mac Gold Pool	5.000%	10/1/15–10/1/38	6,490	7,010
[2,3,4] Freddie Mac Gold Pool		5.500%	4/1/16–9/1/42	14,357	15,659
[2,3,4] Freddie Mac Gold Pool		6.000%	9/1/38–8/1/42	8,453	9,286
[2,3]	Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	142	152
[2,4]	Ginnie Mae I Pool	3.500%	8/1/42	3,000	3,255
[2,4]	Ginnie Mae I Pool	4.000%	8/1/42	6,250	6,861
[2,4]	Ginnie Mae I Pool	4.500%	8/1/42	4,500	4,940
[2,4]	Ginnie Mae I Pool	5.000%	5/15/38–8/1/42	6,521	7,214
[2,4]	Ginnie Mae I Pool	5.500%	12/15/37–8/1/42	8,930	9,984
[2,4]	Ginnie Mae II Pool	3.500%	8/1/42	7,250	7,859
[2,4]	Ginnie Mae II Pool	4.000%	10/20/41–8/1/42	9,736	10,676
2	Ginnie Mae II Pool	4.500%	4/20/40–8/1/42	6,194	6,996
2	Ginnie Mae II Pool	5.000%	9/20/40–1/20/42	9,261	10,283
2	Ginnie Mae II Pool	5.500%	4/20/37–9/20/41	9,640	10,771
					326,891
Total U.S. Government and Agency Obligations (Cost $6,141,985)					6,439,631
Temporary Cash Investments (2.0%)
Repurchase Agreements (2.0%)
	RBC Capital Markets LLC
	(Dated 7/31/12, Repurchase Value $51,000,000,
	collateralized by U.S. Treasury Bill 0.000%,
	12/6/12)	0.140%	8/1/12	51,000	51,000
	TD Securities (USA) LLC
	(Dated 7/31/12, Repurchase Value $31,000,000,
	collateralized by U.S. Treasury Note/Bond
	0.500%, 7/31/17)	0.160%	8/1/12	31,000	31,000

44

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs & Co.
(Dated 7/31/12, Repurchase Value $11,710,000,
collateralized by Federal Home Loan
Mortgage Corp. 3.750%, 3/27/19)	0.170%	8/1/12	11,710	11,710
JP Morgan Securities LLC
(Dated 7/31/12, Repurchase Value $35,000,000,
collateralized by U.S. Treasury Note/Bond
1.375%, 2/28/19)	0.170%	8/1/12	35,000	35,000
				128,710
Total Temporary Cash Investments (Cost $128,710)				128,710
Total Investments (101.8%) (Cost $6,270,695)				6,568,341
Other Assets and Liabilities (-1.8%)
Other Assets				181,265
Liabilities				(295,978)
				(114,713)
Net Assets (100%)				6,453,628

At July 31, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				6,119,015
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				34,626
Unrealized Appreciation (Depreciation)
Investment Securities				297,646
Futures Contracts				2,341
Net Assets				6,453,628

Investor Shares—Net Assets
Applicable to 195,631,349 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,319,026
Net Asset Value Per Share—Investor Shares				$11.85

Admiral Shares—Net Assets
Applicable to 348,793,015 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,134,602
Net Asset Value Per Share—Admiral Shares				$11.85

See Note A in Notes to Financial Statements.
1 Securities with a value of $3,878,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2012.
See accompanying Notes, which are an integral part of the Financial Statements.

45

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Interest	50,027
Total Income	50,027
Expenses
The Vanguard Group—Note B
Investment Advisory Services	360
Management and Administrative—Investor Shares	1,733
Management and Administrative—Admiral Shares	1,218
Marketing and Distribution—Investor Shares	368
Marketing and Distribution—Admiral Shares	533
Custodian Fees	95
Shareholders’ Reports—Investor Shares	34
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	3
Total Expenses	4,358
Net Investment Income	45,669
Realized Net Gain (Loss)
Investment Securities Sold	52,116
Futures Contracts	7,119
Options on Futures Contracts	(237)
Realized Net Gain (Loss)	58,998
Change in Unrealized Appreciation (Depreciation)
Investment Securities	21,874
Futures Contracts	(2,167)
Change in Unrealized Appreciation (Depreciation)	19,707
Net Increase (Decrease) in Net Assets Resulting from Operations	124,374

See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,669	124,411
Realized Net Gain (Loss)	58,998	325,831
Change in Unrealized Appreciation (Depreciation)	19,707	166,592
Net Increase (Decrease) in Net Assets Resulting from Operations	124,374	616,834
Distributions
Net Investment Income
Investor Shares	(15,646)	(43,703)
Admiral Shares	(30,023)	(80,708)
Realized Capital Gain[1]
Investor Shares	(14,574)	(95,124)
Admiral Shares	(25,984)	(168,650)
Total Distributions	(86,227)	(388,185)
Capital Share Transactions
Investor Shares	(79,408)	42,539
Admiral Shares	(4,716)	(131,113)
Net Increase (Decrease) from Capital Share Transactions	(84,124)	(88,574)
Total Increase (Decrease)	(45,977)	140,075
Net Assets
Beginning of Period	6,499,605	6,359,530
End of Period	6,453,628	6,499,605

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $16,990,000 and $55,869,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.78	$11.34	$11.28	$11.78	$11.62	$10.69
Investment Operations
Net Investment Income	.079	.226	.299	.356	.413	.491
Net Realized and Unrealized Gain (Loss)
on Investments	.144	.931	.323	(.050)	.419	.930
Total from Investment Operations	.223	1.157	.622	.306	.832	1.421
Distributions
Dividends from Net Investment Income	(.079)	(.226)	(.299)	(.354)	(.428)	(.491)
Distributions from Realized Capital Gains	(.074)	(.491)	(.263)	(.452)	(.244)	—
Total Distributions	(.153)	(.717)	(.562)	(.806)	(.672)	(.491)
Net Asset Value, End of Period	$11.85	$11.78	$11.34	$11.28	$11.78	$11.62

Total Return[1]	1.93%	10.36%	5.59%	2.71%	7.29%	13.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,319	$2,385	$2,259	$2,420	$2,999	$2,263
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.36%	1.92%	2.58%	3.08%	3.47%	4.48%
Portfolio Turnover Rate	167%[2]	273%[2]	80%	109%	88%	52%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 88% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.78	$11.34	$11.28	$11.78	$11.62	$10.69
Investment Operations
Net Investment Income	.085	.237	.313	.371	.429	.509
Net Realized and Unrealized Gain (Loss)
on Investments	.144	.931	.323	(.050)	.419	.930
Total from Investment Operations	.229	1.168	.636	.321	.848	1.439
Distributions
Dividends from Net Investment Income	(.085)	(.237)	(.313)	(.369)	(.444)	(.509)
Distributions from Realized Capital Gains	(.074)	(.491)	(.263)	(.452)	(.244)	—
Total Distributions	(.159)	(.728)	(.576)	(.821)	(.688)	(.509)
Net Asset Value, End of Period	$11.85	$11.78	$11.34	$11.28	$11.78	$11.62

Total Return[1]	1.98%	10.47%	5.72%	2.84%	7.44%	13.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,135	$4,115	$4,101	$3,556	$4,267	$3,243
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.46%	2.02%	2.70%	3.21%	3.61%	4.64%
Portfolio Turnover Rate	167%[2]	273%[2]	80%	109%	88%	52%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 88% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

50

Intermediate-Term Treasury Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

51

Intermediate-Term Treasury Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $952,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,439,631	—
Temporary Cash Investments	—	128,710	—
Futures Contracts—Assets[1]	461	—	—
Futures Contracts—Liabilities[1]	(59)	—	—
Total	402	6,568,341	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2012	2,940	366,857	2,500
10-Year U.S. Treasury Note	September 2012	1,511	203,466	91
2-Year U.S. Treasury Note	September 2012	(521)	(114,937)	(37)
30-Year U.S. Treasury Bond	September 2012	(30)	(4,531)	(21)
Ultra Long U.S. Treasury Bond	September 2012	(23)	(3,968)	(192)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

52

Intermediate-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $19,070,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2012, the cost of investment securities for tax purposes was $6,289,765,000. Net unrealized appreciation of investment securities for tax purposes was $278,576,000, consisting of unrealized gains of $280,854,000 on securities that had risen in value since their purchase and $2,278,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $5,251,293,000 of investment securities and sold $5,704,380,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2012:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	1,546	460
Options expired	(386)	(154)
Options closed	(1,160)	(306)
Options exercised	—	—
Options open at July 31, 2012	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	320,014	27,318	800,729	67,870
Issued in Lieu of Cash Distributions	26,209	2,257	122,283	10,471
Redeemed	(425,631)	(36,361)	(880,473)	(75,069)
Net Increase (Decrease)—Investor Shares	(79,408)	(6,786)	42,539	3,272
Admiral Shares
Issued	455,446	38,844	960,985	81,423
Issued in Lieu of Cash Distributions	48,875	4,208	218,969	18,752
Redeemed	(509,037)	(43,458)	(1,311,067)	(112,577)
Net Increase (Decrease)—Admiral Shares	(4,716)	(406)	(131,113)	(12,402)

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

53

GNMA Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	2.63%	2.73%

Financial Attributes
			Barclays
		Barclays Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	33	137	7,921
Yield to Maturity
(before expenses)	2.1%	2.0%	1.7%
Average Coupon	4.8%	4.5%	3.7%
Average Duration	3.2 years	2.8 years	5.0 years
Average Maturity	5.0 years	5.1 years	6.9 years
Short-Term
Reserves	1.2%	—	—

Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	0.8%
Government Mortgage-Backed	99.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.97	0.74
Beta	0.99	0.71

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

54

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.86%	2.87%	8.73%	7.89%
2004	4.76	-1.87	2.89	3.10
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	1.45	0.34	1.79	2.29
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	5.83%	7.02%	4.52%	0.95%	5.47%
Admiral Shares	2/12/2001	5.93	7.13	4.61	0.95	5.56

See Financial Highlights for dividend and capital gains information.

55

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
Conventional Mortgage-Backed Securities (98.0%)
[1,2,3] Fannie Mae Pool		3.000%	8/1/27	800,000	843,248
[2,3]	Fannie Mae Pool	4.000%	6/1/42–8/1/42	130,373	141,936
[2,3]	Fannie Mae Pool	4.170%	6/1/21	8,551	9,642
[2,3]	Fannie Mae Pool	4.180%	6/1/21	10,627	11,931
[2,3]	Fannie Mae Pool	4.200%	5/1/21	15,789	17,740
[2,3]	Fannie Mae Pool	4.210%	5/1/21	8,767	9,859
[2,3]	Fannie Mae Pool	4.230%	6/1/21	31,983	35,998
[2,3]	Fannie Mae Pool	4.260%	6/1/21	22,052	24,862
[2,3]	Fannie Mae Pool	4.280%	6/1/21	5,701	6,562
[2,3]	Fannie Mae Pool	4.295%	6/1/21	112,000	129,946
[2,3]	Fannie Mae Pool	4.320%	4/1/21–6/1/21	7,300	8,349
[2,3]	Fannie Mae Pool	4.360%	4/1/21	2,954	3,419
[2,3]	Fannie Mae Pool	4.370%	2/1/20–5/1/21	24,353	27,840
[2,3]	Fannie Mae Pool	4.390%	5/1/21	10,767	12,242
[2,3]	Fannie Mae Pool	4.410%	5/1/21	7,567	8,611
[2,3]	Fannie Mae Pool	4.420%	5/1/21	4,281	4,971
[2,3]	Fannie Mae Pool	4.440%	5/1/21	1,578	1,835
[2,3]	Fannie Mae Pool	4.480%	6/1/21	4,315	5,030
[2,3]	Fannie Mae Pool	4.500%	3/1/20	1,898	2,202
[2,3]	Fannie Mae Pool	4.510%	5/1/21	49,257	56,364
[2,3]	Fannie Mae Pool	4.530%	6/1/21	27,465	31,405
[2,3]	Fannie Mae Pool	4.540%	6/1/21	26,435	30,295
[2,3]	Fannie Mae Pool	5.000%	11/1/40–4/1/41	28,139	30,735
[2,3]	Fannie Mae Pool	6.000%	7/1/22	25	28
[2,3]	Freddie Mac Gold Pool	4.500%	7/1/42–8/1/42	94,324	103,564
[1,2]	Ginnie Mae I Pool	3.000%	10/15/41–8/1/42	1,011,115	1,067,939
[1,2]	Ginnie Mae I Pool	3.500%	4/15/39–8/1/42	1,667,667	1,812,010
2	Ginnie Mae I Pool	3.750%	7/15/42	7,620	8,331
2	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	15,307	16,736
2	Ginnie Mae I Pool	4.000%	6/15/19–5/15/42	5,005,445	5,502,641
2	Ginnie Mae I Pool	4.500%	5/15/19–9/15/41	6,166,755	6,799,400
2	Ginnie Mae I Pool	5.000%	1/15/30–1/15/42	4,474,979	4,962,162
2	Ginnie Mae I Pool	5.500%	4/15/13–9/15/41	4,342,420	4,879,772
2	Ginnie Mae I Pool	6.000%	10/15/16–6/15/41	1,911,592	2,167,265
2	Ginnie Mae I Pool	6.500%	12/15/12–7/15/40	1,880,711	2,162,419
2	Ginnie Mae I Pool	7.000% 11/15/31–12/15/36		161,013	186,393
2	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	81	81

56

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Ginnie Mae I Pool	7.500%	10/15/31	58,619	68,505
2	Ginnie Mae I Pool	7.750%	2/15/27	58	61
2	Ginnie Mae I Pool	8.000%	8/15/31	25,626	30,065
2	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	5,634	5,899
2	Ginnie Mae I Pool	9.000%	3/15/14–5/15/21	3,438	3,608
2	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	22	22
2	Ginnie Mae I Pool	9.500%	12/15/13–9/15/21	2,065	2,173
2	Ginnie Mae I Pool	10.000%	2/15/14–7/15/19	71	72
2	Ginnie Mae I Pool	11.000%	7/15/13–2/15/18	4	4
2	Ginnie Mae I Pool	11.500%	1/15/13–8/15/13	5	6
2	Ginnie Mae I Pool	13.500%	12/15/14	3	3
[1,2]	Ginnie Mae II Pool	3.000%	1/20/42–8/1/42	167,007	176,173
[1,2]	Ginnie Mae II Pool	3.500%	4/20/42–8/1/42	501,481	543,826
2	Ginnie Mae II Pool	4.000%	6/20/39–4/20/42	35,630	39,150
[1,2]	Ginnie Mae II Pool	4.500%	12/20/32–8/1/42	3,347,332	3,706,885
2	Ginnie Mae II Pool	5.000%	10/20/32–7/20/42	2,244,288	2,491,058
2	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	324,901	363,240
2	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	259,878	292,085
2	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	62,348	71,185
2	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	816	924
2	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	326	378
2	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	46	46
2	Ginnie Mae II Pool	8.500%	3/20/16–1/20/17	383	408
2	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	103	118
2	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	29	30
2	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	8	8
2	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	23	23
2	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	7	7
2	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	14	16
2	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	6	7
2	Ginnie Mae II Pool	13.000%	9/20/13–11/20/14	3	4
2	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	3	4
					38,919,756
Nonconventional Mortgage-Backed Securities (0.8%)
[2,3]	Fannie Mae Pool	4.240%	1/1/20	2,750	3,144
[2,3]	Fannie Mae Pool	4.430%	3/1/20	2,040	2,358
[2,3]	Fannie Mae Pool	4.570%	5/1/19	5,732	6,622
[2,4]	Ginnie Mae REMICS	0.447%	2/20/37	17,348	17,206
2	Ginnie Mae REMICS	5.000%	2/16/37–6/16/37	147,637	161,301
2	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	38,019	43,166
2	Ginnie Mae REMICS	6.000%	10/20/39	69,439	75,654
2	Ginnie Mae REMICS	6.500%	4/20/31	3,989	4,363
					313,814
Total U.S. Government and Agency Obligations (Cost $37,337,197)					39,233,570
Temporary Cash Investments (8.3%)
Repurchase Agreements (7.0%)
	Bank of America Securities LLC
	(Dated 7/31/12, Repurchase Value $650,603,000,
	collateralized by Federal Home Loan Bank
	4.910%, 4/28/15, Federal Home Loan
	Mortgage Corp. 2.234%–4.500%,
	4/1/25–4/1/42, and Federal National
	Mortgage Assn. 0.839%–6.000%,
	6/13/17–12/1/44)	0.170%	8/1/12	650,600	650,600

57

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Barclays Capital Inc.
(Dated 7/26/12, Repurchase Value $400,011,000,
collateralized by Federal Home Loan
Mortgage Corp. 3.000%, 6/1/42, Federal
National Mortgage Assn. 3.000%–3.500%,
5/1/42–8/1/42, and Government National
Mortgage Assn. 4.000%–4.500%,
2/15/39–7/15/41)	0.140%	8/2/12	400,000	400,000
Credit Suisse Securities (USA), LLC
(Dated 7/31/12, Repurchase Value $356,002,000,
collateralized by U.S. Treasury Note 2.375%,
2/28/15, and U.S. Treasury Bond 3.000%,
5/15/42)	0.160%	8/1/12	356,000	356,000
Deutsche Bank Securities, Inc.
(Dated 7/31/12, Repurchase Value $137,001,000,
collateralized by Federal National
Mortgage Assn. 3.000%–7.000%,
4/1/32–7/1/42)	0.190%	8/1/12	137,000	137,000
HSBC Bank USA
(Dated 7/31/12, Repurchase Value $463,802,000,
collateralized by Federal National Mortgage Assn.
3.500%, 12/1/26–6/1/42)	0.190%	8/1/12	463,800	463,800
Morgan Stanley & Co., Inc.
(Dated 7/31/12, Repurchase Value $257,501,000,
collateralized by Federal National
Mortgage Assn. 3.500%–4.500%,
1/1/41–7/1/42)	0.190%	8/1/12	257,500	257,500
RBC Capital Markets LLC
(Dated 7/31/12, Repurchase Value $321,902,000,
collateralized by Federal Home Loan
Mortgage Corp. 2.983%, 3/1/41, Federal National
Mortgage Assn. 2.367%–4.000%, 5/1/16–6/1/42,
and Government National Mortgage Assn.
2.500%, 3/20/42)	0.190%	8/1/12	321,900	321,900
UBS Securities LLC
(Dated 7/31/12, Repurchase Value $207,601,000,
collateralized by Government National
Mortage Assn. 2.500%–4.500%,
4/20/27–5/20/42)	0.190%	8/1/12	207,600	207,600
				2,794,400

U.S. Government and Agency Obligations (1.3%)
United States Treasury Bill	0.052%	8/16/12	500,000	499,995

Total Temporary Cash Investments (Cost $3,294,389)	3,294,395
Total Investments (107.1%) (Cost $40,631,586)	42,527,965
Other Assets and Liabilities (-7.1%)
Other Assets[5]	185,341
Liabilities	(2,987,960)
(2,802,619)
Net Assets (100%)	39,725,346

58

GNMA Fund

Market
Value
($000)

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value (Unaffiliated Issuers)	42,527,965
Receivables for Accrued Income	137,107
Other Assets[5]	48,234
Total Assets	42,713,306
Liabilities
Payables for Investment Securities Purchased	2,883,134
Other Liabilities	104,826
Total Liabilities	2,987,960
Net Assets	39,725,346

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	37,622,181
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	200,510
Unrealized Appreciation (Depreciation)
Investment Securities	1,896,379
Futures Contracts	6,276
Net Assets	39,725,346

Investor Shares—Net Assets
Applicable to 1,334,053,558 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,809,011
Net Asset Value Per Share—Investor Shares	$11.10

Admiral Shares—Net Assets
Applicable to 2,244,560,434 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,916,335
Net Asset Value Per Share—Admiral Shares	$11.10

See Note A in Notes to Financial Statements.
1 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2012.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Adjustable-rate security.
5 Cash of $5,695,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

59

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Interest	600,039
Total Income	600,039
Expenses
Investment Advisory Fees—Note B	1,778
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,545
Management and Administrative—Admiral Shares	8,924
Marketing and Distribution—Investor Shares	1,920
Marketing and Distribution—Admiral Shares	2,550
Custodian Fees	726
Shareholders’ Reports—Investor Shares	192
Shareholders’ Reports—Admiral Shares	51
Trustees’ Fees and Expenses	39
Total Expenses	28,725
Net Investment Income	571,314
Realized Net Gain (Loss)
Investment Securities Sold	236,367
Futures Contracts	23,679
Realized Net Gain (Loss)	260,046
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(119,258)
Futures Contracts	10,831
Change in Unrealized Appreciation (Depreciation)	(108,427)
Net Increase (Decrease) in Net Assets Resulting from Operations	722,933

See accompanying Notes, which are an integral part of the Financial Statements.

60

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	571,314	1,192,085
Realized Net Gain (Loss)	260,046	601,662
Change in Unrealized Appreciation (Depreciation)	(108,427)	983,809
Net Increase (Decrease) in Net Assets Resulting from Operations	722,933	2,777,556
Distributions
Net Investment Income
Investor Shares	(214,866)	(464,936)
Admiral Shares	(356,448)	(727,149)
Realized Capital Gain[1]
Investor Shares	(38,642)	(169,616)
Admiral Shares	(60,445)	(267,920)
Total Distributions	(670,401)	(1,629,621)
Capital Share Transactions
Investor Shares	(362,882)	312,464
Admiral Shares	1,078,226	1,501,028
Net Increase (Decrease) from Capital Share Transactions	715,344	1,813,492
Total Increase (Decrease)	767,876	2,961,427
Net Assets
Beginning of Period	38,957,470	35,996,043
End of Period	39,725,346	38,957,470

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $74,315,000 and $369,170,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

61

GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.09	$10.73	$10.76	$10.53	$10.47	$10.16
Investment Operations
Net Investment Income	.158	.353	.359	.402	.511	.533
Net Realized and Unrealized Gain (Loss)
on Investments	.038	.488	.245	.302	.060	.310
Total from Investment Operations	.196	.841	.604	.704	.571	.843
Distributions
Dividends from Net Investment Income	(.158)	(.353)	(.359)	(.402)	(.511)	(.533)
Distributions from Realized Capital Gains	(.028)	(.128)	(.275)	(.072)	—	—
Total Distributions	(.186)	(.481)	(.634)	(.474)	(.511)	(.533)
Net Asset Value, End of Period	$11.10	$11.09	$10.73	$10.76	$10.53	$10.47

Total Return[1]	1.79%	7.96%	5.71%	6.81%	5.65%	8.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,809	$15,151	$14,384	$17,800	$15,007	$12,916
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.23%	0.23%	0.22%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.85%	3.25%	3.26%	3.71%	4.92%	5.22%
Portfolio Turnover Rate	123%[2]	189%[2]	386%[2]	272%[2]	63%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 59%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.09	$10.73	$10.76	$10.53	$10.47	$10.16
Investment Operations
Net Investment Income	.163	.364	.372	.413	.522	.543
Net Realized and Unrealized Gain (Loss)
on Investments	.038	.488	.245	.302	.060	.310
Total from Investment Operations	.201	.852	.617	.715	.582	.853
Distributions
Dividends from Net Investment Income	(.163)	(.364)	(.372)	(.413)	(.522)	(.543)
Distributions from Realized Capital Gains	(.028)	(.128)	(.275)	(.072)	—	—
Total Distributions	(.191)	(.492)	(.647)	(.485)	(.522)	(.543)
Net Asset Value, End of Period	$11.10	$11.09	$10.73	$10.76	$10.53	$10.47

Total Return[1]	1.84%	8.07%	5.84%	6.92%	5.76%	8.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,916	$23,806	$21,612	$18,457	$14,734	$10,978
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.13%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.95%	3.35%	3.38%	3.81%	5.02%	5.32%
Portfolio Turnover Rate	123%[2]	189%[2]	386%[2]	272%[2]	63%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 59%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

63

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio

64

GNMA Fund

turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2012, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $5,771,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

65

GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	39,233,570	—
Temporary Cash Investments	—	3,294,395	—
Futures Contracts—Assets[1]	485	—	—
Total	485	42,527,965	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2012	5,117	697,115	6,276

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $61,296,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2012, the cost of investment securities for tax purposes was $40,692,882,000. Net unrealized appreciation of investment securities for tax purposes was $1,835,083,000, consisting of unrealized gains of $1,841,103,000 on securities that had risen in value since their purchase and $6,020,000 in unrealized losses on securities that had fallen in value since their purchase.

66

GNMA Fund

G. During the six months ended July 31, 2012, the fund purchased $23,873,151,000 of investment securities and sold $23,265,413,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,714,192	155,411	3,978,347	359,665
Issued in Lieu of Cash Distributions	223,949	20,272	572,486	51,978
Redeemed	(2,301,023)	(208,190)	(4,238,369)	(386,145)
Net Increase (Decrease)—Investor Shares	(362,882)	(32,507)	312,464	25,498
Admiral Shares
Issued	2,711,922	245,131	4,988,042	451,990
Issued in Lieu of Cash Distributions	325,351	29,450	783,731	71,147
Redeemed	(1,959,047)	(177,156)	(4,270,745)	(390,877)
Net Increase (Decrease)—Admiral Shares	1,078,226	97,425	1,501,028	132,260

I. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

67

Long-Term Treasury Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.08%	2.18%

Financial Attributes

		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	45	38	7,921
Yield to Maturity
(before expenses)	2.4%	2.3%	1.7%
Average Coupon	4.4%	4.5%	3.7%
Average Duration	15.5 years	16.7 years	5.0 years
Average Maturity	23.1 years	24.3 years	6.9 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	5.0%
Treasury/Agency	95.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	1.00	0.56
Beta	1.01	3.57

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	4.3
3 - 5 Years	0.7
10 - 20 Years	26.5
20 - 30 Years	68.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

68

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.80%	8.97%	14.77%	14.91%
2004	4.95	-0.01	4.94	4.59
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	1.45	6.46	7.91	7.64
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	32.34%	11.86%	4.67%	4.06%	8.73%
Admiral Shares	2/12/2001	32.46	12.00	4.82	4.06	8.88

See Financial Highlights for dividend and capital gains information.

69

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (93.9%)
1 United States Treasury Note/Bond	6.250%	8/15/23	199,000	293,338
United States Treasury Note/Bond	6.875%	8/15/25	10,000	15,891
United States Treasury Note/Bond	6.000%	2/15/26	78,000	116,464
United States Treasury Note/Bond	6.375%	8/15/27	87,000	136,563
United States Treasury Note/Bond	6.125%	11/15/27	2,000	3,082
United States Treasury Note/Bond	5.250%	11/15/28	58,000	83,357
United States Treasury Note/Bond	5.250%	2/15/29	156,200	225,075
United States Treasury Note/Bond	5.375%	2/15/31	112,000	166,967
United States Treasury Note/Bond	4.500%	2/15/36	12,500	17,340
United States Treasury Note/Bond	4.375%	2/15/38	73,000	100,204
United States Treasury Note/Bond	4.500%	5/15/38	30,000	41,986
United States Treasury Note/Bond	3.500%	2/15/39	190,500	228,808
United States Treasury Note/Bond	4.250%	5/15/39	166,500	225,321
United States Treasury Note/Bond	4.375%	11/15/39	220,000	303,739
United States Treasury Note/Bond	4.625%	2/15/40	106,750	153,020
United States Treasury Note/Bond	4.375%	5/15/40	312,500	431,884
United States Treasury Note/Bond	3.875%	8/15/40	257,750	329,477
United States Treasury Note/Bond	4.250%	11/15/40	85,500	116,066
United States Treasury Note/Bond	4.750%	2/15/41	1,500	2,197
United States Treasury Note/Bond	4.375%	5/15/41	24,500	33,955
United States Treasury Note/Bond	3.750%	8/15/41	231,000	289,364
United States Treasury Note/Bond	3.125%	11/15/41	207,750	232,387
United States Treasury Note/Bond	3.125%	2/15/42	123,500	138,089
United States Treasury Note/Bond	3.000%	5/15/42	65,500	71,457
				3,756,031
Conventional Mortgage-Backed Securities (4.9%)
[2,3,4] Fannie Mae Pool	2.500%	8/1/27	3,250	3,381
[2,3,4] Fannie Mae Pool	3.000%	8/1/27	6,500	6,851
[2,3,4] Fannie Mae Pool	3.500%	8/1/20–8/1/42	8,778	9,335
[2,3,4] Fannie Mae Pool	4.000%	2/1/41–8/1/42	11,009	11,798
[2,3,4] Fannie Mae Pool	4.500%	6/1/41–8/1/42	10,302	11,142
[3,4] Fannie Mae Pool	5.000%	3/1/34–8/1/42	27,439	30,052
[2,3,4] Fannie Mae Pool	5.500%	8/1/42	10,500	11,517
[2,3,4] Fannie Mae Pool	6.000%	2/1/26–8/1/42	8,042	8,869
[2,3,4] Freddie Mac Gold Pool	2.500%	8/1/27	3,250	3,376
[2,3,4] Freddie Mac Gold Pool	3.000%	8/1/27	5,250	5,514
[2,3,4] Freddie Mac Gold Pool	3.500%	8/1/27–8/1/42	4,409	4,665

70

Long-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3,4] Freddie Mac Gold Pool		4.000%	5/1/13–8/1/42	8,083	8,634
[3,4]	Freddie Mac Gold Pool	4.500%	1/1/13–5/1/41	14,143	15,116
[3,4]	Freddie Mac Gold Pool	5.000%	10/1/14–1/1/39	3,567	3,851
[2,3,4] Freddie Mac Gold Pool		5.500%	8/1/38–9/1/42	10,487	11,441
[2,3,4] Freddie Mac Gold Pool		6.000%	8/1/42	5,000	5,492
[2,3]	Ginnie Mae I Pool	3.500%	8/1/42	2,500	2,713
[2,3]	Ginnie Mae I Pool	4.000%	8/1/42	3,750	4,117
[2,3]	Ginnie Mae I Pool	4.500%	8/1/42	2,750	3,019
[2,3]	Ginnie Mae I Pool	5.000%	11/15/38–8/1/42	3,784	4,190
[2,3]	Ginnie Mae I Pool	5.500%	11/15/35–8/1/42	5,283	5,908
[2,3]	Ginnie Mae II Pool	3.500%	8/1/42	5,000	5,420
[2,3]	Ginnie Mae II Pool	4.000%	1/20/41–8/1/42	5,735	6,290
3	Ginnie Mae II Pool	4.500%	5/20/41–8/1/42	3,511	3,961
3	Ginnie Mae II Pool	5.000%	8/20/40–1/20/42	5,387	5,984
3	Ginnie Mae II Pool	5.500%	6/20/41	4,515	5,044
					197,680
Total U.S. Government and Agency Obligations (Cost $3,256,921)					3,953,711
Temporary Cash Investments (2.4%)
Repurchase Agreements (2.4%)
	RBC Capital Markets LLC
	(Dated 7/31/12, Repurchase Value $39,000,000,
	collateralized by U.S. Treasury Note/Bond
	2.125%, 5/31/15)	0.140%	8/1/12	39,000	39,000
	TD Bank Group (USA) LLC
	(Dated 7/31/12, Repurchase Value $23,000,000,
	collateralized by U.S. Treasury Note/Bond
	0.250%, 6/30/14)	0.160%	8/1/12	23,000	23,000
	Goldman Sachs & Co.
	(Dated 7/31/12, Repurchase Value $8,178,000,
	collateralized by Federal Home Loan
	Mortgage Corp. 3.750%, 3/27/19)	0.170%	8/1/12	8,178	8,178
	JP Morgan Securities LLC
	(Dated 7/31/12, Repurchase Value $27,000,000,
	collateralized by U.S. Treasury Note/Bond
	1.375%, 2/28/19)	0.170%	8/1/12	27,000	27,000
					97,178
Total Temporary Cash Investments (Cost $97,178)					97,178
Total Investments (101.2%) (Cost $3,354,099)					4,050,889
Other Assets and Liabilities (-1.2%)
Other Assets					150,822
Liabilities					(200,689)
					(49,867)
Net Assets (100%)					4,001,022

71

Long-Term Treasury Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value (Unaffiliated Issuers)	4,050,889
Receivables for Investment Securities Sold	76,833
Receivables for Accrued Income	46,886
Other Assets	27,103
Total Assets	4,201,711
Liabilities
Payables for Investment Securities Purchased	192,496
Other Liabilities	8,193
Total Liabilities	200,689
Net Assets	4,001,022

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,257,708
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	40,461
Unrealized Appreciation (Depreciation)
Investment Securities	696,790
Futures Contracts	6,063
Net Assets	4,001,022

Investor Shares—Net Assets
Applicable to 120,638,295 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,688,938
Net Asset Value Per Share—Investor Shares	$14.00

Admiral Shares—Net Assets
Applicable to 165,148,300 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,312,084
Net Asset Value Per Share—Admiral Shares	$14.00

See Note A in Notes to Financial Statements.
1 Securities with a value of $7,540,000 have been segregated as initial margin for open futures contracts.
2 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2012.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

72

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Interest	54,011
Total Income	54,011
Expenses
The Vanguard Group—Note B
Investment Advisory Services	206
Management and Administrative—Investor Shares	1,214
Management and Administrative—Admiral Shares	603
Marketing and Distribution—Investor Shares	216
Marketing and Distribution—Admiral Shares	284
Custodian Fees	57
Shareholders’ Reports—Investor Shares	25
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	2,619
Net Investment Income	51,392
Realized Net Gain (Loss)
Investment Securities Sold	24,908
Futures Contracts	26,707
Options on Futures Contracts	(136)
Realized Net Gain (Loss)	51,479
Change in Unrealized Appreciation (Depreciation)
Investment Securities	178,817
Futures Contracts	(881)
Change in Unrealized Appreciation (Depreciation)	177,936
Net Increase (Decrease) in Net Assets Resulting from Operations	280,807

See accompanying Notes, which are an integral part of the Financial Statements.

73

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,392	101,362
Realized Net Gain (Loss)	51,479	191,308
Change in Unrealized Appreciation (Depreciation)	177,936	583,330
Net Increase (Decrease) in Net Assets Resulting from Operations	280,807	876,000
Distributions
Net Investment Income
Investor Shares	(21,489)	(43,000)
Admiral Shares	(29,903)	(58,362)
Realized Capital Gain[1]
Investor Shares	(18,651)	(58,818)
Admiral Shares	(24,838)	(80,661)
Total Distributions	(94,881)	(240,841)
Capital Share Transactions
Investor Shares	(11,060)	102,602
Admiral Shares	5,763	272,509
Net Increase (Decrease) from Capital Share Transactions	(5,297)	375,111
Total Increase (Decrease)	180,629	1,010,270
Net Assets
Beginning of Period	3,820,393	2,810,123
End of Period	4,001,022	3,820,393

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $25,163,000 and $61,228,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

74

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.32	$10.77	$11.15	$12.21	$11.76	$10.99
Investment Operations
Net Investment Income	.180	.382	.462	.475	.499	.533
Net Realized and Unrealized Gain (Loss)
on Investments	.839	3.058	(.046)	(.623)	.563	.855
Total from Investment Operations	1.019	3.440	.416	(.148)	1.062	1.388
Distributions
Dividends from Net Investment Income	(.180)	(.382)	(.462)	(.474)	(.502)	(.533)
Distributions from Realized Capital Gains	(.159)	(.508)	(.334)	(.438)	(.110)	(.085)
Total Distributions	(.339)	(.890)	(.796)	(.912)	(.612)	(.618)
Net Asset Value, End of Period	$14.00	$13.32	$10.77	$11.15	$12.21	$11.76

Total Return[1]	7.91%	32.53%	3.58%	-1.35%	9.25%	13.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,689	$1,621	$1,244	$1,446	$1,897	$1,518
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.74%	3.14%	3.98%	4.12%	4.19%	4.78%
Portfolio Turnover Rate	159%[2]	229%[2]	52%	77%	80%	37%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 83% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

75

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.32	$10.77	$11.15	$12.21	$11.76	$10.99
Investment Operations
Net Investment Income	.187	.395	.476	.490	.516	.551
Net Realized and Unrealized Gain (Loss)
on Investments	.839	3.058	(.046)	(.623)	.563	.855
Total from Investment Operations	1.026	3.453	.430	(.133)	1.079	1.406
Distributions
Dividends from Net Investment Income	(.187)	(.395)	(.476)	(.489)	(.519)	(.551)
Distributions from Realized Capital Gains	(.159)	(.508)	(.334)	(.438)	(.110)	(.085)
Total Distributions	(.346)	(.903)	(.810)	(.927)	(.629)	(.636)
Net Asset Value, End of Period	$14.00	$13.32	$10.77	$11.15	$12.21	$11.76

Total Return[1]	7.97%	32.66%	3.71%	-1.23%	9.41%	13.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,312	$2,199	$1,567	$1,245	$1,499	$1,190
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.84%	3.24%	4.10%	4.25%	4.33%	4.94%
Portfolio Turnover Rate	159%[2]	229%[2]	52%	77%	80%	37%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 83% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

76

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

77

Long-Term Treasury Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

78

Long-Term Treasury Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $564,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,953,711	—
Temporary Cash Investments	—	97,178	—
Futures Contracts—Assets[1]	176	—	—
Futures Contracts—Liabilities[1]	(60)	—	—
Total	116	4,050,889	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra Long U.S. Treasury Bond	September 2012	671	115,748	4,909
30-Year U.S. Treasury Bond	September 2012	578	87,296	1,252
2-Year U.S. Treasury Note	September 2012	(380)	(83,832)	(74)
5-Year U.S. Treasury Note	September 2012	(41)	(5,116)	(33)
10-Year U.S. Treasury Note	September 2012	25	3,366	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

79

Long-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $2,076,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2012, the cost of investment securities for tax purposes was $3,356,175,000. Net unrealized appreciation of investment securities for tax purposes was $694,714,000, consisting of unrealized gains of $694,953,000 on securities that had risen in value since their purchase and $239,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $2,946,266,000 of investment securities and sold $2,965,385,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2012:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	904	269
Options expired	(220)	(88)
Options closed	(684)	(181)
Options exercised	—	—
Options open at July 31, 2012	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	215,615	16,157	510,017	40,223
Issued in Lieu of Cash Distributions	38,047	2,973	96,669	7,572
Redeemed	(264,722)	(20,223)	(504,084)	(41,527)
Net Increase (Decrease)—Investor Shares	(11,060)	(1,093)	102,602	6,268
Admiral Shares
Issued	317,309	23,733	827,487	65,533
Issued in Lieu of Cash Distributions	46,413	3,625	118,177	9,239
Redeemed	(357,959)	(27,390)	(673,155)	(55,047)
Net Increase (Decrease)—Admiral Shares	5,763	(32)	272,509	19,725

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

80

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

81

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2012	7/31/2012	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,002.69	$1.00
Admiral Shares	1,000.00	1,003.19	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,006.93	$1.00
Admiral Shares	1,000.00	1,007.43	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,019.26	$1.00
Admiral Shares	1,000.00	1,019.77	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,017.87	$1.05
Admiral Shares	1,000.00	1,018.37	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,079.13	$1.03
Admiral Shares	1,000.00	1,079.66	0.52

82

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2012	7/31/2012	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.82	$1.06
Admiral Shares	1,000.00	1,024.32	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

83

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The firm and the fund’s management team have depth and stability. The portfolio manager of the GNMA Fund is backed by a team of well-tenured research analysts who help inform his strategic perspective and conduct statistical and cash-flow analysis. Wellington Management has provided high-quality advisory services for the GNMA Fund and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its performance results have been competitive versus its benchmark and peer group. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a

84

profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

85

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

86

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

87

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092012

Semiannual Report | July 31, 2012

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard High-Yield Corporate Fund

> For the six months ended July 31, 2012, returns for Vanguard Corporate Bond Funds ranged from 1.93% for Investor Shares of the Short-Term Investment-Grade Fund to 8.92% for Admiral Shares of the Long-Term Investment-Grade Fund.

> Bond yields continued to decline as Federal Reserve policy pushed rates lower and as concerns over Europe’s fiscal stresses and domestic economic growth weighed on the markets.

> The funds were a few steps behind their benchmark indexes but ahead of the average return of their peers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Investment-Grade Fund.	16
Intermediate-Term Investment-Grade Fund.	38
Long-Term Investment-Grade Fund.	59
High-Yield Corporate Fund.	76
About Your Fund’s Expenses.	90
Trustees Approve Advisory Arrangements.	92
Glossary.	94

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.44%	1.18%	0.75%	1.93%
Admiral™ Shares	1.54	1.23	0.75	1.98
Institutional Shares	1.57	1.25	0.75	2.00
Barclays U.S. 1–5 Year Credit Bond Index				2.33
1–5 Year Investment-Grade Debt Funds Average				1.76
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.37%	1.91%	2.58%	4.49%
Admiral Shares	2.47	1.97	2.58	4.55
Barclays U.S. 5–10 Year Credit Bond Index				5.49
Intermediate Investment-Grade Debt Funds
Average				3.69
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.02%	2.56%	6.31%	8.87%
Admiral Shares	4.12	2.61	6.31	8.92
Barclays U.S. Long Credit A or Better Bond Index				9.24
Corporate A-Rated Debt Funds Average				4.10
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard High-Yield Corporate Fund
Investor Shares	5.16%	3.32%	2.41%	5.73%
Admiral Shares	5.26	3.37	2.41	5.78
Barclays U.S. Corporate High Yield Bond Index				6.09
High-Current-Yield Funds Average				5.09
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

Over the six months ended July 31, the financial markets were in the grip of powerful forces. One of them was the Federal Reserve’s program of seeking to stimulate the economy through a Treasury bond-buying program. Another was the periodic waves of apprehension over Europe’s fiscal stresses and the slow pace of the U.S. economic recovery that drew many investors to Treasuries because of their perceived high credit-worthiness. Greater demand for bonds pushes up their prices and lowers their yields, which move in the opposite direction.

Amid these forces, the yield of the benchmark 10-year Treasury note fell to record levels, below 1.5%. Corporate bond yields also declined, although their yields are higher than those of Treasuries because they include a premium associated with credit risk.

The low-yield environment has spurred many investors to search for yield in riskier regions of the financial markets. Some have turned to longer-maturity corporate bond funds, which typically offer higher yields—a reason for caution, as explained in the Insight Box on page 6.

Others have favored high-yield corporate bond funds, which offer higher yields to compensate for the extra credit risk they take compared with investment-grade funds. New cash flows into the High-Yield Corporate Bond Fund, the third-largest in the industry, were so strong that we closed the fund to new investors on May 24.

Please note that Vanguard has eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, which was one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed. We did this to allow the advisor to manage the fund more effectively and to protect the interests of existing shareholders.

The largest returns for the half-year came from the Long-Term Investment-Grade and High-Yield Corporate Funds, which returned about 9% (almost three-quarters of which came from price gains) and about 6%, respectively. In contrast, the Short-Term Investment-Grade Fund returned about 2% and the Intermediate-Term Investment-Grade Fund returned more than 4%.

The decline in yields during the half-year for each fund is displayed in the table on page 5.

Bond prices advanced as Treasury yields kept dwindling
Looked at more generally, the broad U.S. taxable bond market posted a return of nearly 3%, and municipal bonds had about the same result.

Investors now have enjoyed several years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve Board’s program of bond-buying to lower longer-term yields has a counterpart at the other

Market Barometer
			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

CPI
Consumer Price Index	1.08%	1.41%	1.92%

end of the yield spectrum. As it has since December 2008, the Fed held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

U.S. stocks delivered solid gains; international equities slumped
U.S. stocks handily outperformed their international counterparts, returning about 5% for the six months. Stocks of large companies fared best, as investors seemed to be seeking stability amid the uncertainty surrounding the finances of European governments and banks.

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance in local-currency terms, their return was negative once converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.11%	0.07%	0.84%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.89
Long-Term Investment-Grade Fund	0.22	0.12	—	1.03
High-Yield Corporate Fund	0.23	0.13	—	1.17

The fund expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High-Current-Yield Funds.

Investors take different routes as they scramble for yield
It’s not surprising that the low-yield environment has sent investors in search of new and potentially riskier sources of income. In the six months before we closed the High-Yield Corporate Fund, for example, that fund took in $2 billion in net new investments. Some corporations and institutions with large cash reserves have invested in the Short-Term Investment-Grade Fund when, more typically, they’d put excess cash to work in much-shorter-term assets.

Although the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds have different average maturities (2.9 and 6.4 years), there was some overlap in company selection for the period. A bright spot for both funds was bond selections in the auto industry.

In general, however, industrial issues lagged financials, even as a major rating agency downgraded many global banks. Noteworthy contributors in financials included asset-backed securities, which are backed by pools of debt such as credit cards and auto loans, and securities backed by commercial mortgages.

Yields
	SEC 30-Day Yields on
	January 31,	July 31,
Bond Fund	2012	2012
Short-Term Investment-Grade
Investor Shares	1.81%	1.44%
Admiral Shares	1.89	1.54
Institutional Shares	1.93	1.57
Intermediate-Term Investment-Grade
Investor Shares	3.04%	2.37%
Admiral Shares	3.13	2.47
Long-Term Investment-Grade
Investor Shares	4.56%	4.02%
Admiral Shares	4.65	4.12
High-Yield Corporate
Investor Shares	5.83%	5.16%
Admiral Shares	5.92	5.26

Investment insight
Longer bonds, higher risk As the yields of shorter-term bond funds have tumbled to historic lows, investors have sought higher yields in long-term bond funds. This strategy may make sense, but it’s not without risk. A key to managing this risk is to know what to expect.

When market yields rise, the price of a long-term bond fund will drop more than the price of a short-term bond fund. When yields fall, on the other hand, a long-term bond fund’s share price will rise more sharply than that of a short-term fund.

One way to gauge this “interest rate risk” is to look at a bond fund’s average duration—which you can find on the Fund Profile pages in this report. A duration of one year implies that for every 1 percentage point change in interest rates, a fund’s price will change by about 1%; a two-year duration would imply a 2% price change, and so on.

At the end of July, Vanguard Short-Term Investment-Grade Fund had a duration of 2.4 years (and an average maturity of 2.9 years). The Long-Term Investment-Grade Bond Fund had a duration of 14.4 years (and an average maturity of 24.7 years). If interest rates rise, the higher-yield long-term fund will experience a sharper setback.

The decline in yields during the half-year gave the Long-Term Investment-Grade Bond Fund a boost. As explained in the box on this page, a longer average maturity (and thus longer average duration) of a bond fund means higher sensitivity to changes in interest rates. Since Long-Term Investment Grade Fund has an average maturity of 24.7 years (and an average duration of 14.4 years), its share price is particularly sensitive to such changes. The advisor’s bond selection further aided results, including its choices within the financial sector. The fund also holds taxable municipal bonds, and the advisor has been increasing these holdings, attracted by their risk-reward profile. Taxable municipals made up about 18% of the portfolio as of July 31.

In addition to the trend in yields, investors’ comfort level with risk plays an important role in the performance of the High-Yield Corporate Fund. Many investors in high-yield bonds prefer the fund during periods of heightened uncertainty because of its mandate to invest in the higher-rated securities in this sometimes treacherous market segment.

As in the investment-grade market, high-yield bond issuers have been taking advantage of low interest rates to bolster their balance sheets. These issuers are generally in solid financial shape. According to Moody’s Investor Service, default rates for the year have been running at about 3%, roughly the historic average and a far cry from the double-digit default rates seen during the financial crisis.

With yields so low for so long, what’s a bond investor to do?
The fact that yields aren’t what they used to be is unhappy news for investors who count on bond income for their spending needs. An alternative approach to the income question is based on “total return.” With this method, you rely not only on income from your holdings but also on cash realized from selling some of them according to a careful plan. The goal is to maintain your preferred asset mix and, thus, a more diversified and stable risk profile. An income-only spending strategy, by contrast, can lead you to tilt your asset mix away from your target in favor of bonds and narrow segments of the stock market, such as stocks with high dividend yields.

For more information on this topic, you may want to read the Vanguard research paper Spending From a Portfolio: Implications of a Total-Return Approach Versus an Income Approach for Taxable Investors, available at vanguard.com/research.

Whether yields are high or low, rising or falling, we believe that holding bonds in a portfolio is always useful. They are there to help cushion volatility when—not if—more risky assets such as stocks happen to perform poorly.

As always, thank you for entrusting your assets to Vanguard

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 20, 2012

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.73	$10.81	$0.126	$0.000
Admiral Shares	10.73	10.81	0.131	0.000
Institutional Shares	10.73	10.81	0.133	0.000
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$10.18	$10.39	$0.189	$0.051
Admiral Shares	10.18	10.39	0.194	0.051
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$10.50	$11.13	$0.252	$0.030
Admiral Shares	10.50	11.13	0.257	0.030
Vanguard High-Yield Corporate Fund
Investor Shares	$5.82	$5.96	$0.188	$0.000
Admiral Shares	5.82	5.96	0.191	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds

In a half-year marked by choppy financial markets, investors were drawn to the higher yields offered by investment-grade bonds. The Barclays U.S. Treasury Index returned 2.10%, and the Barclays U.S. Credit Bond Index returned 5.19%.

The Short-Term Investment-Grade Fund’s Investor Shares returned 1.93%; its Admiral and Institutional Shares returned 1.98% and 2.00%, respectively. The Intermediate-Term Investment-Grade Fund returned 4.49% for Investor Shares and 4.55% for Admiral Shares. Both funds lagged their benchmark indexes, owing in part to their longstanding allocation to Treasuries—which underperformed investment-grade bonds—and their comparatively shorter durations. (Their shorter durations would have acted as a cushion had interest rates risen.) However, security selection, portfolio positioning, and, of course, our low costs helped them outpace the average returns of their peers.

The investment environment
Financial market movements during the period were largely driven by developments in the outlook for growth at home and abroad. In February and March, improvements in a number of important U.S. economic indicators, including manufacturing, consumer confidence, and employment, contributed to cautious optimism among investors. A commitment by the Eurozone to a second bailout for Greece added to the positive mood, pushing stocks higher.

April and May saw some turbulence. Data releases in the United States turned softer, and complications in rescuing Greece were compounded by fresh concerns over spiraling borrowing costs for Spain and Italy. Signs of a slowdown in emerging market economies, an important driver of global growth, weighed on markets as well.

The period closed with some potentially positive developments in Europe that pleased the financial markets. Most

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2012	2012
2 years	0.22%	0.22%
3 years	0.29	0.29
5 years	0.71	0.60
10 years	1.80	1.49
30 years	2.94	2.58
Source: Vanguard.

notably, the European Union agreed on a plan to recapitalize struggling European banks and the president of the European Central Bank announced that he stood ready to do “whatever it takes” to save the euro.

The U.S. bond market
Yields of short-term Treasury bonds remained paper-thin, and the Federal Open Market Committee extended a program to drive down yields of longer-term Treasuries as well. Through “Operation Twist,” the Fed is selling shorter-dated Treasuries to buy longer-dated ones; the hope is that lower financing rates will stimulate economic growth.

During the six months, the program contributed to a flattening of the yield curve: Yields of Treasuries with maturities of less than 3 years rose slightly, while those of longer maturities declined. The yield on the 10-year Treasury note fell 31 basis points, from 1.80% to 1.49%, hitting successive all-time lows, and the yield on the 30-year Treasury bond dropped 36 basis points, from 2.94% to 2.58%. (A basis point is equal to 0.01%.) Also putting downward pressure on Treasury yields was strong demand from overseas investors, with Japanese government holdings in U.S. Treasuries coming close to rivaling those of mainland China’s.

Such low yields in Treasuries made the risk/reward profile of corporate bonds look very attractive in comparison. Their average yields were significantly higher, exceeding Treasury yields by an average of 189 basis points at the start of the period and a slightly more modest 164 basis points by its end.

The level of risk associated with investment-grade corporate bonds also attracted investors. Corporate profit growth slowed but earnings remained high, balance sheets continued to strengthen, and bondholder-unfriendly activities such as mergers and acquisitions and leveraged buyouts were limited. Although supply was high, with corporations rushing to take advantage of exceptionally low financing costs, so too was demand.

Financials were the top-performing sector, returning 6.08%. Despite rating agency downgrades for a number of U.S. banks, the sector benefited from moves by governments to shore up the European financial system. Utilities returned 5.59% and industrials 4.84%, as manufacturing softened.

Higher-yielding long-term investment-grade bonds outperformed their shorter-term counterparts. The 7–10 year segment returned 5.96%, compared with 1.55% for the 1–3 year segment.

Management of the funds
Our security selection and portfolio positioning helped fund performance. Although the industrials sector lagged, the funds did find value within the automotive segment and the bonds of Ford Motor Company in particular. Because of the company’s strong operating performance, its debt, including that held in the funds, was upgraded from high-yield to investment-grade status in May. (The funds can invert a limited amount in high-yield bonds.)

Holdings in certain airline securities boosted returns, as did avoiding certain issuers in technology and consumer products. Financials and high-quality asset-backed securities relating to pools of credit card and auto loan debt also contributed.

As noted above, Treasury holdings and the shorter-than-benchmark durations of the funds detracted from their relative performance. Longer bonds generally outperformed their shorter-term counterparts during the period, but we preferred to see the funds carry less price sensitivity to potential changes in interest rates.

To further diversify the funds, we took advantage of opportunities to purchase investment-grade securities abroad. While exposure to foreign bonds inched up to just above 3% in the intermediate-term fund, we found more attractively valued securities to include in the short-term fund. By the end of the period, foreign bonds accounted for about 7% of that fund’s assets, which we deem an appropriate level.

Looking forward, we believe the funds are well-positioned as relatively slow-growth, low-interest-rate conditions continue. We remain overweight in financials, underweight in industrials, and confident in the security selection and portfolio positioning skills of our deep bench of credit analysts, traders, and portfolio managers.

Robert F. Auwaerter, Principal
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
Co-Head of Investment-Grade Portfolio Management

Kenneth E. Volpert, CFA, Principal
Head of Taxable Bond Group

Vanguard Fixed Income Group

August 21, 2012

For the Long-Term Investment-Grade Fund

For the six months ended July 31, 2012, Investor Shares of Vanguard Long-Term Investment-Grade Fund returned 8.87% and Admiral Shares 8.92%, both slightly lagging their benchmark index. The fund’s results were several steps ahead of the average return of Corporate A-Rated Debt Funds, a peer group that includes some funds with shorter average durations.

The investment environment
Over the past six months, capital markets experienced a significant level of volatility. Investor risk appetite remained muted as equities delivered mixed results. While large-cap U.S. stocks posted mid-single-digit returns, smaller-cap and international shares declined. Bonds delivered positive performance, and the Barclays U.S. Aggregate Bond Index returned 2.88%.

Concerns about the European debt crisis ebbed and flowed throughout the period. The problems plaguing European sovereign issuers moved markets globally as companies within countries that had been downgraded experienced downgrades of their own. U.S. Treasuries were beneficiaries of the turmoil in Europe, and their prices increased accordingly. The yield on the 10-year Treasury note continued to fall from already low levels: From 1.80% at the end of January to 1.49% at the close of the period.

U.S. corporate bonds performed relatively well, especially those on the longer end of the yield curve. The Barclays U.S. Long Credit A or Better Bond Index, the fund’s benchmark, returned 9.24%. Although we expect that credit markets will continue to perform well because corporate fundamentals are solid, a bull market for long corporate bonds is unlikely to persist indefinitely. Interest rates now on the low end of their historical ranges have a lot more room to rise than to fall.

Long-term bonds are highly sensitive to rate changes, and the fund’s holdings will be vulnerable when interest rates rise. However, this risk is mitigated over the near term by subdued inflation and the Federal Reserve’s pledge to keep rates low until late 2014.

The outlook for the investment-grade corporate bond market remained encouraging throughout the six months. Strong credit fundamentals, positive supply/demand dynamics, and our belief that the United States is relatively well-positioned for recovery all supported better relative valuations for the sector, and our positions reflected that view.

At the period’s close, the fund had greater-than-benchmark exposure to bonds issued by banking, consumer noncyclical, insurance, brokerage, and natural gas-related companies. Conversely, it held less-than-benchmark weights in government-related, capital goods, electric, basic industry, and technology issuers.

The fund’s successes
Because bond prices increase as interest rates decline, the drop in Treasury yields during the period contributed to the portfolio’s total return.

The fund’s above-benchmark exposure to bonds issued by financial services firms, particularly banks, bolstered relative performance, as did our security selections within the sector. Our results were also favorable in consumer noncyclical and other industrial sectors, where strong security selections and overweight allocations also served the fund well. We also selected taxable municipal revenue bonds that aided relative results during the period.

The fund’s shortfalls
The fund underperformed its benchmark index for the half-year. Although security selection was strong in certain areas, on an aggregate level it detracted from relative results. Our selections within the general obligation taxable municipal bond market, in particular, dragged on performance, as did our underweighting of noncorporate credit issuers.

Another factor detracting from results, albeit slightly, was our interest-rate positioning. As rates continued to fall, our slightly longer-duration bias at the period’s close did not offset the impact of our shorter-than-benchmark posture at the beginning.

The fund’s positioning
The fund’s position in long-term investment-grade bonds with excellent call protection should contribute to income stability. The major risks are a rise in long-term interest rates and/or a widening in corporate bond risk premiums.

We believe that the long-term outlook remains favorable for investment-grade corporate bonds, given their strong credit fundamentals, supportive supply/demand dynamics, and attractive valuations. We forecast modest but positive growth for the U.S. economy. We also expect accommodative monetary policy in the United States and Europe.

Corporate credit quality remains substantially stronger compared with the period immediately preceding the 2008–2009 financial crises and also compared with longer-term historical credit metrics and ratios. Equity shareholder-friendly activities, including mergers and acquisitions and leveraged buyouts, remain subdued, which is generally a good thing for bondholders. We expect default rates to remain low thanks to high levels of liquidity on corporate balance sheets and the availability of capital at low borrowing costs.

Corporate fundamentals continue to improve, and we believe that valuations relative to Treasuries are still attractive. We have gradually increased our exposure to banking and real estate investment trusts (REITs), where we see a stable growth outlook and attractive potential rewards relative to the risks. We are maintaining the fund’s exposure to sectors such as consumer noncyclicals, transportation, and taxable municipals.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager Wellington Management Company, llp August 15, 2012

For the High-Yield Corporate Fund

The investment environment
For the six months ended July 31, 2012, the Vanguard High-Yield Corporate Fund returned 5.73%, slightly lagging its benchmark index, which returned 6.09%. Returns by quality rating were mixed: Ba-rated bonds returned 6.3%, B-rated bonds 5.7%, and Caa-rated bonds 6.9%. The spread of the high-yield market, as measured by the Barclays U.S. Corporate High Yield Bond Index, narrowed from 643 basis points over Treasuries at the end of January to 595 basis points. The average dollar price of the high-yield market rose 2 points, from $100 to $102.

Issuers raised $185 billion in the high-yield market this year through the end of July, a continuation of the robust activity of 2010 and 2011. They continued to apply most of their proceeds to balance-sheet repair, using about 55% for debt repayment and just 15% for creditor-unfriendly purposes such as leveraged buyouts, share repurchases, or dividends. This restraint is a healthy sign for the market. In the past, default cycles have typically followed several years of aggressive borrowing, during which 25% to 40% of new-issue proceeds were used for activities favorable to equity holders but not to bondholders.

While gross supply of high-yield bonds has been robust, net supply has not. So far this year, about $140 billion, or 14% of the outstanding high-yield market, has been called, tendered, or otherwise retired. Compared to the $185 billion of new issuance, net new supply is a scant $45 billion. This figure is dwarfed by increasing demand, which includes mutual fund flows of $27 billion and coupon reinvestment of a theoretical $64 billion (assuming every dollar was reinvested). Demand from insurers and other institutional investors has been particularly strong.

The demand-to-net-supply imbalance has driven the market yield down from 7.5% at the start of the period to 6.9% at the end, again near record lows and well below the 20-year average of 10.0% (“yield” refers to “yield-to-worst” based on the Barclays U.S. Corporate High Yield Bond Index). This would seem to indicate that the general market valuation is moderately stretched. However, spread differences by rating agency category tell a more nuanced story. Caa-rated bonds carry a spread that is 31 basis points greater than their 20-year average, while for Ba-rated bonds, that difference is 83 basis points. This implies that the market is underestimating the credit risks associated with the lowest-quality segment and paying too much for the incremental yield.

Fundamentally, higher-quality U.S. high-yield issuers are relatively healthy. Slow improvement in the broad economy has strengthened cash flows, and maturity profiles are manageable. Access to capital markets remains good. Problems persist, however, at the lower end of the spectrum, where many issuers, even this far into the recovery, have failed to refinance and appear unlikely to do so in the future. We anticipate heightened defaults and restructurings in this segment of the market over the intermediate term. Outside of the United States, we are evaluating high-quality European corporate issuers that have the cash-flow flexibility and sufficient access to capital markets needed to weather both the sovereign crisis and the subsequent period of austerity.

The fund’s successes
The fund benefited from an overweight allocation to financials, and, within consumer staples, an underweight to supermarkets, as well as positive credit selection in technology and metals.

The fund’s shortfalls
Cash holdings hurt relative performance for the six months, as did the fund’s relative weightings in home construction and cable. Credit selection in the wireless and wireline sectors also detracted.

The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum and thus have a lower default risk and a greater ability to provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

August 13, 2012

Short-Term Investment-Grade Fund

Fund Profile

As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.11%	0.07%
30-Day SEC Yield	1.44%	1.54%	1.57%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,547	1,836	7,921
Yield to Maturity
(before expenses)	1.4%	1.5%	1.7%
Average Coupon	3.4%	3.9%	3.7%
Average Duration	2.4 years	2.8 years	5.0 years
Average Maturity	2.9 years	3.0 years	6.9 years
Short-Term
Reserves	1.3%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	15.0%
Commercial Mortgage-Backed	1.9
Finance	29.5
Foreign	7.5
Government Mortgage-Backed	0.7
Industrial	29.7
Treasury/Agency	11.0
Utilities	4.1
Other	0.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.92	0.32
Beta	0.78	0.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	14.2%
1 - 3 Years	44.0
3 - 5 Years	36.8
5 - 7 Years	3.7
7 - 10 Years	1.1
20 - 30 Years	0.1
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	10.4%
Aaa	15.5
Aa	17.1
A	37.0
Baa	16.8
Ba	0.5
Caa	0.2
Ca	0.1
Not Rated	2.4

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.41%	-0.37%	5.04%	8.74%
2004	4.03	0.28	4.31	5.56
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	1.18	0.75	1.93	2.33
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	2.58%	4.33%	3.97%	0.11%	4.08%
Admiral Shares	2/12/2001	2.66	4.44	4.07	0.11	4.18
Institutional Shares	9/30/1997	2.70	4.47	4.11	0.11	4.22

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.250%	5/15/15	364,885	364,600	0.9%
	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,914	0.9%
	United States Treasury Note/Bond	0.750%	6/30/17	300,000	302,391	0.7%
1	United States Treasury Note/Bond	1.375%	1/15/13	300,000	301,641	0.7%
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	296,626	0.7%
	United States Treasury Note/Bond	2.625%	12/31/14	265,000	280,195	0.7%
[1,2]	United States Treasury Note/Bond	2.250%	1/31/15	250,000	262,345	0.7%
	United States Treasury Note/Bond	2.375%	10/31/14	250,000	261,952	0.6%
	United States Treasury Note/Bond	0.250%	2/15/15	250,000	249,960	0.6%
	United States Treasury Note/Bond	2.000%	11/30/13	200,000	204,750	0.5%
	United States Treasury Note/Bond	2.375%	2/28/15	180,000	189,731	0.5%
	United States Treasury Note/Bond	0.250%	7/15/15	188,800	188,564	0.5%
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,239	0.5%
	United States Treasury Note/Bond	0.625%	5/31/17	180,536	181,016	0.4%
	United States Treasury Note/Bond	0.375%	11/15/14	150,000	150,469	0.4%
	United States Treasury Note/Bond	0.375%	6/30/13	114,826	115,024	0.3%
	United States Treasury Note/Bond	1.750%	4/15/13	100,000	101,109	0.3%
1	United States Treasury
	Note/Bond	0.250%–2.625%	1/31/13–8/31/18	396,598	403,248	1.0%
					4,399,774	10.9%

Conventional Mortgage-Backed Securities †					14,129	0.0%

Nonconventional Mortgage-Backed Securities †					46,404	0.1%
Total U.S. Government and Agency Obligations (Cost $4,444,774)					4,460,307	11.0%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4]	American Express Credit
	Account Master Trust	0.519%	1/15/20	48,500	48,563	0.1%
3	Banc of America Funding Corp.	2.885%	9/20/46	39,991	25,260	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
3	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.633%	4/10/49	23,534	27,319	0.1%
3	Banc of America Mortgage
	Securities Inc.	3.133%–3.535%	9/25/32–7/25/33	2,403	2,323	0.0%
3	Bear Stearns Commercial
	Mortgage Securities Inc.	5.574%–5.715%	6/11/40–6/11/50	25,307	27,998	0.1%
[3,4]	Capital One Multi-Asset
	Execution Trust	0.329%	12/16/19	258,350	255,860	0.6%
[3,4]	Capital One Multi-Asset
	Execution Trust	0.289%	7/15/20	144,145	141,850	0.4%
[3,4]	Capital One Multi-Asset
	Execution Trust	0.299%–2.499%	7/15/16–11/15/19	106,401	106,166	0.3%
3	Chase Issuance Trust	0.790%	6/15/17	102,400	103,119	0.3%
[3,4]	Chase Issuance Trust	0.519%	5/15/19	97,200	97,416	0.2%
[3,4]	Chase Issuance Trust	0.709%	4/15/19	30,600	30,050	0.1%
3	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	83,000	89,924	0.2%
[3,5]	Citibank Omni Master Trust	4.900%	11/15/18	114,912	125,400	0.3%
[3,4,5] Citibank Omni Master Trust		2.999%–5.350%	8/15/18	140,620	150,698	0.4%
3	Citigroup Mortgage Loan
	Trust Inc.	2.834%	7/25/37	2,257	1,381	0.0%
[3,4]	Discover Card Master Trust	0.829%	3/15/18	156,400	158,149	0.4%
3	Discover Card Master Trust	1.670%	1/18/22	114,300	114,291	0.3%
[3,4]	Discover Card Master Trust	0.619%	11/15/19	87,500	87,824	0.2%
3	Ford Credit Auto Lease
	Trust	1.030%–1.420%	1/15/15–4/15/15	38,870	39,184	0.1%
3	Ford Credit Auto Owner
	Trust	1.150%–3.220%	3/15/16–6/15/17	15,790	16,156	0.0%
[3,4,5] Ford Credit Floorplan
	Master Owner Trust	1.949%	2/15/17	105,517	108,823	0.3%
[3,4,5] Ford Credit Floorplan
	Master Owner Trust	2.899%	12/15/14	88,458	88,999	0.2%
[3,4,5] Ford Credit Floorplan
	Master Owner Trust	1.899%–4.990%	12/15/14–1/15/19	130,416	134,674	0.3%
3	GE Capital Credit Card
	Master Note Trust	2.220%	1/15/22	72,000	74,120	0.2%
[3,4]	GE Dealer Floorplan
	Master Note Trust	0.817%–0.997%	7/20/16–4/22/19	100,200	100,569	0.2%
[3,5]	GS Mortgage Securities
	Corp. II	3.215%–5.553%	2/10/21–5/10/45	72,924	78,252	0.2%
3	Merrill Lynch Mortgage
	Investors Inc.	2.238%–2.745%	2/25/33–7/25/33	4,631	4,422	0.0%
3	Merrill Lynch Mortgage
	Trust	4.556%–5.742%	6/12/43–2/12/51	14,850	14,883	0.0%
3	Merrill Lynch/Countrywide
	Commercial Mortgage
	Trust	5.282%–5.331%	8/12/48–3/12/51	13,054	13,148	0.0%
3	Morgan Stanley Capital I
	Inc.	5.090%–5.657%	6/11/42–10/12/52	13,302	13,304	0.0%
[3,5]	Rental Car Finance Corp.	2.510%	2/25/16	87,600	89,977	0.2%
[3,4,5] SLM Student Loan Trust		0.541%–4.540%	12/15/21–10/17/44	431,018	428,309	1.1%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,148,578	10.3%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $6,885,457)					6,946,989	17.2%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
American Express Bank FSB	5.500%	4/16/13	71,035	73,422	0.2%
American Express Centurion Bank	6.000%	9/13/17	9,750	11,786	0.0%
American Express Co.	4.875%–7.250%	7/15/13–5/20/14	34,055	37,448	0.1%
American Express Credit
Corp.	1.750%–7.300%	5/2/13–3/24/17	290,442	307,444	0.8%
Bank of America Corp.	3.625%–7.375%	1/15/13–9/1/17	316,006	335,354	0.8%
Bank One Corp.	4.900%	4/30/15	14,615	15,824	0.0%
Barclays Bank plc	5.000%	9/22/16	99,175	108,305	0.3%
Barclays Bank plc	5.200%	7/10/14	101,185	107,054	0.3%
Bear Stearns Cos. LLC	5.300%–5.700%	11/15/14–1/22/17	91,005	100,114	0.3%
Capital One Bank USA NA	6.500%	6/13/13	4,675	4,890	0.0%
Capital One Financial Corp.	2.125%–7.375%	11/15/13–7/15/16	85,282	90,672	0.2%
Citigroup Inc.	2.650%–6.500%	4/11/13–1/10/17	337,583	356,520	0.9%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	95,710	100,942	0.3%
Countrywide Financial Corp.	6.250%	5/15/16	24,370	25,937	0.1%
Deutsche Bank AG	4.875%	5/20/13	99,961	103,211	0.3%
Deutsche Bank AG	3.250%	1/11/16	90,125	93,590	0.2%
Golden West Financial Corp.	4.750%	10/1/12	17,700	17,810	0.0%
Goldman Sachs Group Inc.	3.300%–6.000%	7/15/13–1/15/17	399,263	419,674	1.0%
HSBC USA Inc.	2.375%	2/13/15	84,772	86,621	0.2%
4 JPMorgan Chase & Co.	1.536%–5.375%	5/1/13–7/5/16	380,972	399,283	1.0%
Lloyds TSB Bank plc	4.875%	1/21/16	92,450	98,477	0.2%
Merrill Lynch & Co. Inc.	5.000%–6.400%	2/5/13–8/28/17	108,050	113,676	0.3%
Morgan Stanley	2.875%–6.250%	1/24/14–8/28/17	397,939	407,439	1.0%
North Fork Bancorporation Inc.	5.875%	8/15/12	8,070	8,082	0.0%
Royal Bank of Scotland plc	3.950%	9/21/15	90,368	92,785	0.2%
SouthTrust Corp.	5.800%	6/15/14	25,467	27,365	0.1%
Wachovia Bank NA	4.800%–5.000%	11/1/14–8/15/15	39,500	42,701	0.1%
Wachovia Corp.	4.875%–5.625%	5/1/13–10/15/16	104,282	113,112	0.3%
Wells Fargo & Co.	1.250%–4.625%	4/15/14–5/8/17	247,038	257,607	0.6%
Wells Fargo Bank NA	4.750%	2/9/15	11,265	12,104	0.0%
5 Banking—Other †				4,307,468	10.6%
Brokerage †				143,757	0.4%
Finance Companies
3 General Electric Capital
Corp.	1.875%–6.375%	8/13/12–11/15/67	409,724	431,044	1.1%
SLM Corp.	5.050%–6.250%	5/15/14–1/25/17	90,686	95,572	0.2%
5 Finance Companies—Other †				293,463	0.7%
5 Insurance †				1,763,371	4.4%
Other Finance †				19,293	0.0%
5 Real Estate Investment Trusts †				603,621	1.5%
				11,626,838	28.7%
Industrial
Basic Industry
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	120,666	137,289	0.4%
5 Basic Industry—Other †				859,749	2.1%
Capital Goods
General Electric Co.	5.000%	2/1/13	176,515	180,504	0.4%
General Electric Co.	5.250%	12/6/17	60,380	71,398	0.2%
5 Capital Goods—Other †				1,071,947	2.7%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Communication
Cellco Partnership / Verizon
Wireless Capital LLC	5.550%	2/1/14	93,600	100,271	0.2%
Cellco Partnership / Verizon
Wireless Capital LLC	7.375%	11/15/13	80,535	87,318	0.2%
France Telecom SA	4.375%	7/8/14	84,006	88,806	0.2%
5 Communication—Other †				1,881,614	4.7%
Consumer Cyclical
5 Ford Motor Credit Co. LLC	2.500%–7.000%	1/15/15–5/15/18	233,712	243,438	0.6%
Home Depot Inc.	5.400%	3/1/16	79,615	92,246	0.2%
5 Consumer Cyclical—Other †				1,133,830	2.8%
Consumer Noncyclical
Novartis Capital Corp.	1.900%	4/24/13	131,480	132,978	0.4%
5 Consumer Noncyclical—Other †				2,884,094	7.1%
Energy
BP Capital Markets plc	3.875%	3/10/15	95,055	102,217	0.3%
5 Energy—Other †				1,311,305	3.2%
Technology
HP Enterprise Services LLC	6.000%	8/1/13	89,098	93,590	0.2%
Technology—Other †				1,008,487	2.5%
5 Transportation †				350,609	0.9%
				11,831,690	29.3%
Utilities
5 Electric †				1,174,869	2.9%
5 Natural Gas †				412,528	1.0%
				1,587,397	3.9%
Total Corporate Bonds (Cost $24,490,462)				25,045,925	61.9%
Sovereign Bonds (U.S. Dollar-Denominated)
Petrobras International
Finance Co. - Pifco	3.500%	2/6/17	94,125	97,420	0.3%
Province of Ontario	2.300%	5/10/16	116,525	122,125	0.3%
Province of Ontario	2.700%	6/16/15	82,595	87,261	0.2%
Province of Ontario	0.950%–5.450%	7/15/13–7/16/18	246,177	255,041	0.6%
United Mexican States	5.625%	1/15/17	112,553	132,137	0.3%
5 Sovereign Bonds (U.S. Dollar-Denominated)—Other †				2,261,470	5.6%
Total Sovereign Bonds (Cost $2,901,589)				2,955,454	7.3%
Taxable Municipal Bonds (Cost $ 235,508) †				241,501	0.6%
Tax-Exempt Municipal Bonds (Cost $ 28,276) †				28,534	0.1%
Convertible Preferred Stocks (Cost $ 29,160) †				—	0.0%

			Shares
Preferred Stocks
General Electric Capital Corp. Pfd. 6.450%		6/15/46	180,000	4,718	0.0%
Preferred Stocks—Other †				8,040	0.0%
Total Preferred Stocks (Cost $34,693)				12,758	0.0%
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity Fund
(Cost $771,348)	0.155%		771,348,370	771,348	1.9%
Total Investments (Cost $39,821,267)				40,462,816	100.0%

Short-Term Investment-Grade Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets	420,563	1.0%
Liabilities	(419,337)	(1.0%)
	1,226	0.0%
Net Assets	40,464,042	100.0%

At July 31, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		39,713,173
Undistributed Net Investment Income		—
Accumulated Net Realized Gains		102,002
Unrealized Appreciation (Depreciation)
Investment Securities		641,549
Futures Contracts		3,553
Swap Contracts		3,765
Net Assets		40,464,042

Investor Shares—Net Assets
Applicable to 1,201,124,316 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,988,365
Net Asset Value Per Share—Investor Shares		$10.81

Admiral Shares—Net Assets
Applicable to 2,183,313,646 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		23,609,293
Net Asset Value Per Share—Admiral Shares		$10.81

Institutional Shares—Net Assets
Applicable to 357,550,139 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,866,384
Net Asset Value Per Share—Institutional Shares		$10.81

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $5,232,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $6,238,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $5,292,259,000, representing 13.1% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Dividends	896
Interest[1]	484,400
Total Income	485,296
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,139
Management and Administrative—Investor Shares	10,217
Management and Administrative—Admiral Shares	6,832
Management and Administrative—Institutional Shares	452
Marketing and Distribution—Investor Shares	2,094
Marketing and Distribution—Admiral Shares	3,178
Marketing and Distribution—Institutional Shares	311
Custodian Fees	257
Shareholders’ Reports—Investor Shares	141
Shareholders’ Reports—Admiral Shares	39
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	18
Total Expenses	25,678
Net Investment Income	459,618
Realized Net Gain (Loss)
Investment Securities Sold	122,747
Futures Contracts	(13,742)
Options on Futures Contracts	(1,386)
Swap Contracts	171,595
Realized Net Gain (Loss)	279,214
Change in Unrealized Appreciation (Depreciation)
Investment Securities	206,757
Futures Contracts	9,796
Swap Contracts	(183,252)
Change in Unrealized Appreciation (Depreciation)	33,301
Net Increase (Decrease) in Net Assets Resulting from Operations	772,133
1 Interest income from an affiliated company of the fund was $409,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	459,618	986,383
Realized Net Gain (Loss)	279,214	(9,066)
Change in Unrealized Appreciation (Depreciation)	33,301	(20,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	772,133	956,539
Distributions
Net Investment Income
Investor Shares	(156,844)	(405,130)
Admiral Shares	(279,933)	(615,738)
Institutional Shares	(31,594)	(44,356)
Realized Capital Gain[1]
Investor Shares	—	(55,810)
Admiral Shares	—	(78,370)
Institutional Shares	—	(5,290)
Total Distributions	(468,371)	(1,204,694)
Capital Share Transactions
Investor Shares	(507,598)	(1,744,801)
Admiral Shares	1,119,808	1,107,129
Institutional Shares	1,976,589	485,542
Net Increase (Decrease) from Capital Share Transactions	2,588,799	(152,130)
Total Increase (Decrease)	2,892,561	(400,285)
Net Assets
Beginning of Period	37,571,481	37,971,766
End of Period	40,464,042	37,571,481

1 Includes fiscal 2012 short-term gain distributions totaling $35,762,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.73	$10.80	$10.70	$9.81	$10.76	$10.54
Investment Operations
Net Investment Income	.124	.269	.330	.387	.477	.520
Net Realized and Unrealized Gain (Loss)
on Investments	.082	(.008)	.132	.907	(.936)	.216
Total from Investment Operations	.206	.261	.462	1.294	(.459)	.736
Distributions
Dividends from Net Investment Income	(.126)	(.292)	(.356)	(.404)	(.491)	(.516)
Distributions from Realized Capital Gains	—	(.039)	(.006)	—	—	—
Total Distributions	(.126)	(.331)	(.362)	(.404)	(.491)	(.516)
Net Asset Value, End of Period	$10.81	$10.73	$10.80	$10.70	$9.81	$10.76

Total Return[1]	1.93%	2.46%	4.38%	13.44%	-4.35%	7.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,988	$13,394	$15,249	$15,115	$9,557	$11,201
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.24%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.52%	3.05%	3.66%	4.65%	4.91%
Portfolio Turnover Rate	87%	47%[2]	48%	59%[2]	49%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.73	$10.80	$10.70	$9.81	$10.76	$10.54
Investment Operations
Net Investment Income	.129	.279	.342	.400	.487	.532
Net Realized and Unrealized Gain (Loss)
on Investments	.082	(.008)	.132	.907	(.936)	.216
Total from Investment Operations	.211	.271	.474	1.307	(.449)	.748
Distributions
Dividends from Net Investment Income	(.131)	(.302)	(.368)	(.417)	(.501)	(.528)
Distributions from Realized Capital Gains	—	(.039)	(.006)	—	—	—
Total Distributions	(.131)	(.341)	(.374)	(.417)	(.501)	(.528)
Net Asset Value, End of Period	$10.81	$10.73	$10.80	$10.70	$9.81	$10.76

Total Return[1]	1.98%	2.55%	4.49%	13.58%	-4.26%	7.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,609	$22,313	$21,337	$16,973	$8,225	$8,403
Ratio of Total Expenses to
Average Net Assets	0.10%	0.11%	0.11%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.61%	3.16%	3.78%	4.75%	5.02%
Portfolio Turnover Rate	87%	47%[2]	48%	59%[2]	49%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.73	$10.80	$10.70	$9.81	$10.76	$10.54
Investment Operations
Net Investment Income	.131	.283	.346	.404	.491	.535
Net Realized and Unrealized Gain (Loss)
on Investments	.082	(.008)	.132	.907	(.936)	.216
Total from Investment Operations	.213	.275	.478	1.311	(.445)	.751
Distributions
Dividends from Net Investment Income	(.133)	(.306)	(.372)	(.421)	(.505)	(.531)
Distributions from Realized Capital Gains	—	(.039)	(.006)	—	—	—
Total Distributions	(.133)	(.345)	(.378)	(.421)	(.505)	(.531)
Net Asset Value, End of Period	$10.81	$10.73	$10.80	$10.70	$9.81	$10.76

Total Return	2.00%	2.60%	4.53%	13.62%	-4.22%	7.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,866	$1,864	$1,387	$1,840	$1,002	$451
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.43%	2.65%	3.20%	3.81%	4.79%	5.05%
Portfolio Turnover Rate	87%	47%[1]	48%	59%[1]	49%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

Short-Term Investment-Grade Fund

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Short-Term Investment-Grade Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $5,820,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,460,307	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	6,946,989	—
Corporate Bonds	—	25,045,878	47
Sovereign Bonds	—	2,955,454	—
Taxable Municipal Bonds	—	241,501	—
Tax-Exempt Municipal Bonds	—	28,534	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	—	12,758	—
Temporary Cash Investments	771,348	—	—
Futures Contracts—Assets[1]	693	—	—
Futures Contracts—Liabilities[1]	(607)	—	—
Swap Contracts—Assets	—	15,228	—
Swap Contracts—Liabilities	—	(11,463)	—
Total	771,434	39,695,186	47
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	11,782	4,139	15,921
Liabilities	(7,146)	(4,924)	(12,070)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(13,742)	—	(13,742)
Options on Futures Contracts	(1,386)	—	(1,386)
Swap Contracts	172,807	(1,212)	171,595
Realized Net Gain (Loss) on Derivatives	157,679	(1,212)	156,467

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	9,796	—	9,796
Swap Contracts	(185,003)	1,751	(183,252)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(175,207)	1,751	(173,456)

Short-Term Investment-Grade Fund

At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2012	4,162	918,176	558
5-Year U.S. Treasury Note	September 2012	(2,453)	(306,088)	(159)
30-Year U.S. Treasury Bond	September 2012	588	88,806	603
10-Year U.S. Treasury Note	September 2012	(651)	(87,661)	141
Ultra Long U.S. Treasury Bond	September 2012	298	51,405	2,410

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group/Baa1	12/20/16	JPMC	9,740	65	1.000	206
Altria Group/Baa1	12/20/16	BOANA	9,740	77	1.000	218
Altria Group/Baa1	9/20/17	GSCM	17,500	(121)	1.000	90
Bank of America Corporation/A2	3/20/15	DBAG	10,660	129	1.000	(123)
Bank of America Corporation/A2	6/20/17	JPMC	16,000	1,323	1.000	299
BNP Paribas SA/A2	9/20/17	BARC	24,385	1,766	1.000	217
BNP Paribas SA/A2	9/20/17	BARC	24,385	1,653	1.000	104
BNP Paribas SA/A2	9/20/17	BOANA	9,750	679	1.000	60
BNP Paribas SA/A2	9/20/17	GSCM	29,300	2,173	1.000	313
Bunge Limited Finance Corp./Baa2	9/20/17	BOANA	17,500	941	1.000	—
Cisco Systems Inc./A1	6/20/17	BOANA	24,375	(229)	1.000	(11)
DIRECTTV Holdings LLC/
DIRECTV Financing Co. Inc./Bbb	9/20/17	GSCM	17,500	509	1.000	154
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	820	1.000	(44)
HSBC Finance Corporation/A3	9/20/16	DBAG	11,000	338	1.000	164
Johnson & Johnson/Aaa	9/20/12	UBSAG	7,340	—	0.080	—
Johnson & Johnson/Aaa	9/20/12	GSCM	18,345	—	0.070	(1)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Kingdom of Belgium/Aa3	9/20/17	RBS	3,800	180	1.000	31
Kraft Foods Inc./Baa2	9/20/17	BOANA	17,500	(416)	1.000	25
Lockhead Martin Corporation/Baa2	9/20/17	JPMC	17,500	(201)	1.000	24
Medtronic Inc./A3	6/20/17	JPMC	18,180	(315)	1.000	5
Metlife Inc./A3	3/20/17	GSCM	9,745	453	1.000	(118)
Metlife Inc./A3	3/20/17	GSCM	9,745	453	1.000	(118)
Reynolds American Inc./Baa3	9/20/17	DBAG	17,500	275	1.000	173
Roche Holdings Inc./A1	9/20/17	DBAG	17,500	(452)	1.000	(32)
Royal Bank of Scotland plc/A3	3/20/17	GSCM	24,400	(353)	3.000	26
Safeway Inc./Baa3	9/20/17	MSCS	17,030	1,948	1.000	(832)
Telstra Corp. Ltd./A2	9/20/17	DBAG	17,500	96	1.000	25
UnitedHealth Group Inc./A3	3/20/17	DBAG	4,850	2	1.000	10
UnitedHealth Group Inc./A3	9/20/17	DBAG	9,750	63	1.000	27
Woodside Finance Ltd./Baa1	9/20/17	DBAG	17,500	592	1.000	117
Credit Protection Purchased
AT&T	6/20/13	GSCM	12,700	—	(1.040)	(105)
Avon Products Inc.	9/20/17	BOANA	15,300	(1,795)	(1.000)	623
Bank of America Corporation	12/20/14	DBAG	6,700	(39)	(1.000)	65
Bank of America Corporation	12/20/14	BARC	6,700	(36)	(1.000)	67
Bank of America Corporation	12/20/14	BARC	9,700	(45)	(1.000)	105
Caterpillar Inc.	9/20/17	BOANA	15,300	(189)	(1.000)	(179)
Cisco Systems Inc.	9/20/17	CSFBI	15,300	121	(1.000)	—
Citigroup Inc.	6/20/14	BOANA	34,200	(584)	(5.000)	(2,842)
Danske Bank	12/20/15	BARC	6,000	(25)	(1.000)	249
Eli Lilly & Co.	9/20/17	BOANA	15,300	298	(1.000)	—
Encana Corp.	9/20/17	BOANA	10,000	(611)	(1.000)	(83)
Encana Corp.	9/20/17	BARC	5,300	(329)	(1.000)	(24)
Federative Republic of Brazil	12/20/15	BOANA	3,500	(29)	(1.000)	(30)
Freeport-McMoRan Copper
& Gold Inc.	9/20/17	BOANA	15,300	(616)	(1.000)	—
Kroger Co	9/20/17	MSCS	17,030	(166)	(1.000)	432
Morgan Stanley	9/20/15	BARC	11,000	(375)	(1.000)	310
Newell Rubbermaid Inc.	9/20/17	BOANA	15,300	(80)	(1.000)	(10)
Oracle Corp.	9/20/17	JPMC	15,300	368	(1.000)	—
Republic of Austria	9/20/17	BNPSW	3,800	(93)	(1.000)	(50)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Textron Inc.	9/20/17	BOANA	15,300	(397)	(1.000)	—
United Mexican States	12/20/15	BOANA	3,500	(36)	(1.000)	(67)
Walt Disney Co.	9/20/17	BOANA	15,300	483	(1.000)	(52)
Wells Fargo & Co.	3/20/15	GSCM	10,660	(47)	(1.000)	(203)
						(785)

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank N.A.
MSCS—Morgan Stanley Capital Services LLC.
RBS—The Royal Bank of Scotland plc.
UBSAG—UBS AG.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
11/9/12	WFC	25,750	1.855	(0.466)[2]	98
12/6/12	BARC	7,800	1.930	(0.467)[2]	41
1/15/13	JPMC	10,000	1.634	(0.455)[2]	55
1/25/13	WFC	8,525	0.816	(0.451)[2]	17
3/1/13	WFC	195,000	(0.311)	0.245[3]	(99)
3/2/13	CSFBI	155,000	(0.312)	0.245[3]	(81)
3/15/13	WFC	31,000	1.708	(0.468)[2]	251
4/5/13	GSCM	50,535	1.767	(0.246)[3]	526
6/2/13	BOANA	11,611	0.755	(0.467)[2]	34
9/2/13	CSFBI	195,000	0.360	(0.245)[3]	252
9/2/13	RABO	100,000	0.370	(0.245)[3]	140
9/5/13	WFC	195,000	0.353	(0.246)[3]	238

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
12/1/13	WFC	99,257	2.582	(0.467)[2]	2,875
12/1/13	GSCM	128,237	2.584	(0.467)[2]	3,728
1/15/14	WFC	14,650	0.870	(0.455)[2]	99
3/2/14	WFC	195,000	0.404	(0.245)[3]	423
3/2/14	CSFBI	100,000	0.408	(0.245)[3]	222
3/5/14	CSFBI	195,000	0.408	(0.246)[3]	434
3/15/14	WFC	9,750	0.519	(0.445)[2]	18
10/14/14	WFC	21,100	1.861	(0.455)[2]	662
2/9/15	GSCM	32,620	0.616	(0.466)[2]	140
3/5/15	RABO	195,000	(0.583)	0.246[3]	(1,265)
6/1/16	WFC	9,500	2.910	(0.467)[2]	836
3/5/17	CSFBI	195,000	(1.064)	0.246[3]	(3,824)
3/5/17	GSCM	65,000	(1.063)	0.246[3]	(1,270)
					4,550

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank N.A.
RABO—Rabobank International.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2012, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the fund may sell or retain the securities, however such action may be subject to legal proceedings.

Short-Term Investment-Grade Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $8,753,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2012, the fund had available capital loss carryforwards totaling $111,103,000 to offset future net capital gains The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $60,122,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2012, the cost of investment securities for tax purposes was $39,881,389,000. Net unrealized appreciation of investment securities for tax purposes was $581,427,000, consisting of unrealized gains of $827,330,000 on securities that had risen in value since their purchase and $245,903,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $12,061,265,000 of investment securities and sold $10,690,209,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,859,491,000 and $5,653,392,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2012:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	9,214	2,742
Options expired	(2,243)	(894)
Options closed	(6,971)	(1,848)
Options exercised	—	—
Options open at July 31, 2012	—	—

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,210,832	205,819	5,107,743	475,841
Issued in Lieu of Cash Distributions	135,507	12,597	415,792	38,744
Redeemed	(2,853,937)	(265,475)	(7,268,336)	(678,953)
Net Increase (Decrease)—Investor Shares	(507,598)	(47,059)	(1,744,801)	(164,368)
Admiral Shares
Issued	5,163,424	480,270	8,592,839	800,954
Issued in Lieu of Cash Distributions	221,386	20,579	554,185	51,653
Redeemed	(4,265,002)	(396,859)	(8,039,895)	(749,794)
Net Increase (Decrease)—Admiral Shares	1,119,808	103,990	1,107,129	102,813
Institutional Shares
Issued	2,492,130	231,778	1,376,710	128,275
Issued in Lieu of Cash Distributions	28,418	2,641	39,641	3,697
Redeemed	(543,959)	(50,610)	(930,809)	(86,683)
Net Increase (Decrease)—Institutional Shares	1,976,589	183,809	485,542	45,289

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.37%	2.47%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,562	1,551	7,921
Yield to Maturity
(before expenses)	2.3%	2.9%	1.7%
Average Coupon	4.4%	5.3%	3.7%
Average Duration	5.4 years	6.3 years	5.0 years
Average Maturity	6.4 years	7.4 years	6.9 years
Short-Term
Reserves	1.1%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	6.6%
Commercial Mortgage-Backed	3.5
Finance	31.1
Foreign	3.1
Industrial	40.1
Treasury/Agency	7.0
Utilities	6.3
Other	2.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.66
Beta	0.91	1.19

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	2.7%
1 - 3 Years	10.7
3 - 5 Years	17.6
5 - 7 Years	25.5
7 - 10 Years	42.2
10 - 20 Years	0.9
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
U. S. Government	6.0%
Aaa	10.4
Aa	14.5
A	47.2
Baa	19.3
Ba	0.3
Not Rated	2.3

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	6.23%	3.07%	9.30%	10.99%
2004	5.30	2.08	7.38	9.71
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	1.91	2.58	4.49	5.49
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	8.95%	7.66%	5.10%	1.26%	6.36%
Admiral Shares	2/12/2001	9.05	7.78	5.21	1.26	6.47

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.250%	5/15/15	154,983	154,862	0.8%
	United States Treasury Note/Bond	2.375%	10/31/14	110,000	115,259	0.6%
	United States Treasury Note/Bond	2.500%	4/30/15	105,000	111,399	0.6%
	United States Treasury Note/Bond	2.625%	12/31/14	88,000	93,046	0.5%
	United States Treasury Note/Bond	0.250%	1/15/15	85,163	85,189	0.5%
	United States Treasury Note/Bond	2.250%	1/31/15	70,000	73,457	0.4%
	United States Treasury Note/Bond	1.875%	6/30/15	70,000	73,216	0.4%
	United States Treasury Note/Bond	0.375%	6/15/15	66,694	66,861	0.4%
	United States Treasury Note/Bond	2.000%	4/30/16	59,335	62,867	0.3%
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	51,453	0.3%
	United States Treasury Note/Bond	1.000%	8/31/16	50,000	51,086	0.3%
	United States Treasury Note/Bond	1.250%	4/30/19	45,000	45,956	0.3%
	United States Treasury Note/Bond	0.250%	2/15/15	45,000	44,993	0.2%
[1,2]	United States Treasury
	Note/Bond	0.250%–9.875%	2/15/13–11/15/19	205,909	222,765	1.2%
					1,252,409	6.8%
Nonconventional Mortgage-Backed Securities †					872	0.0%
Total U.S. Government and Agency Obligations (Cost $1,234,752)					1,253,281	6.8%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4]	Ally Master Owner Trust	1.319%	8/15/17	43,450	43,888	0.2%
3	Banc of America Merrill
	Lynch Commercial
	Mortgage Inc.	5.633%–6.206%	7/10/46–2/10/51	68,649	80,328	0.4%
3	Bear Stearns Commercial
	Mortgage Securities Inc.	4.945%–5.715%	6/11/40–6/11/50	30,213	33,870	0.2%
[3,4]	Capital One Multi-Asset
	Execution Trust	0.329%	12/16/19	79,750	78,981	0.4%
[3,4]	Chase Issuance Trust	0.519%–0.790%	6/15/17–5/15/19	49,100	49,191	0.3%
[3,5]	Citibank Omni Master Trust	4.900%	11/15/18	71,322	77,832	0.4%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[3,4,5] Citibank Omni Master Trust		2.999%–5.350%	8/15/18	20,970	22,697	0.1%
3	Discover Card Master Trust	1.670%	1/18/22	50,000	49,996	0.3%
3	Ford Credit Auto Lease Trust	1.420%	1/15/15	6,800	6,896	0.0%
3	Ford Credit Auto Owner
	Trust	2.930%–3.220%	11/15/15–3/15/16	2,210	2,287	0.0%
[3,4,5] Ford Credit Floorplan
	Master Owner Trust	1.920%–4.990%	12/15/14–1/15/19	83,625	85,836	0.5%
3	GE Capital Credit Card
	Master Note Trust	2.220%	1/15/22	30,000	30,883	0.2%
[3,4]	GE Dealer Floorplan
	Master Note Trust	0.817%–0.997%	2/20/17–4/22/19	22,200	22,287	0.1%
3	Greenwich Capital
	Commercial Funding Corp.	5.874%	7/10/38	40,015	46,056	0.3%
[3,5]	GS Mortgage Securities
	Corp. II	3.215%–5.553%	2/10/21–5/10/45	49,139	52,332	0.3%
3	Merrill Lynch Mortgage
	Trust	5.690%–5.742%	6/12/50–2/12/51	17,726	20,172	0.1%
3	Morgan Stanley Capital I Inc.	5.657%	6/11/42	2,725	2,725	0.0%
5	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				1,106,587	6.1%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,717,226)					1,812,844	9.9%
Corporate Bonds
Finance
	Banking
	American Express Centurion Bank	6.000%	9/13/17	38,060	46,007	0.3%
	Associates Corp. of North America	6.950%	11/1/18	6,000	6,917	0.0%
	Bank of America Corp.	3.625%–7.625%	3/17/16–1/24/22	148,575	164,712	0.9%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	15,092	0.1%
	Barclays Bank plc	5.125%	1/8/20	77,125	84,068	0.5%
	Barclays Bank plc	6.750%	5/22/19	44,530	51,970	0.3%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	36,035	43,705	0.2%
	BNP Paribas SA	5.000%	1/15/21	107,400	115,621	0.6%
	Citigroup Inc.	6.125%	11/21/17	36,111	41,249	0.2%
	Citigroup Inc.	3.953%–8.500%	5/29/15–1/14/22	115,752	130,189	0.7%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	53,700	56,309	0.3%
	Credit Suisse	4.375%	8/5/20	59,500	65,925	0.4%
	Credit Suisse	5.300%	8/13/19	39,000	45,570	0.3%
	Deutsche Bank AG	6.000%	9/1/17	51,500	59,684	0.3%
	Goldman Sachs Group Inc.	3.700%–7.500%	8/1/15–1/24/22	178,375	194,894	1.1%
	HSBC Bank USA NA	4.875%–6.000%	8/9/17–8/24/20	31,218	33,396	0.2%
	HSBC Holdings plc	5.100%	4/5/21	36,448	42,023	0.2%
	HSBC Holdings plc	4.000%–4.875%	1/14/22–3/30/22	43,100	46,809	0.3%
	HSBC USA Inc.	5.000%	9/27/20	10,000	10,493	0.1%
	JPMorgan Chase & Co.	3.150%–6.300%	3/15/14–1/24/22	121,250	135,337	0.7%
	JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	26,880	30,817	0.2%
	Lloyds TSB Bank plc	6.375%	1/21/21	53,792	62,361	0.3%
	Merrill Lynch & Co. Inc.	5.700%–6.875%	5/2/17–11/15/18	35,270	39,741	0.2%
	Morgan Stanley	3.800%–7.300%	4/29/16–7/28/21	176,620	181,900	1.0%
	Royal Bank of Scotland plc	5.625%	8/24/20	57,526	62,971	0.3%
	Royal Bank of Scotland plc	6.125%	1/11/21	49,000	55,359	0.3%
	UBS AG	4.875%	8/4/20	55,000	60,860	0.3%
	UBS AG	5.875%	12/20/17	41,450	48,031	0.3%
	UBS AG	5.750%	4/25/18	37,625	43,148	0.2%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Wachovia Bank NA	6.000%	11/15/17	8,000	9,488	0.1%
Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	52,525	62,021	0.3%
Wells Fargo & Co.	5.625%	12/11/17	35,400	42,212	0.2%
Wells Fargo & Co.	3.500%	3/8/22	38,425	40,987	0.2%
Wells Fargo & Co.	2.100%–4.600%	5/8/17–4/1/21	40,750	46,142	0.3%
Westpac Banking Corp.	4.875%	11/19/19	40,795	46,267	0.3%
5 Banking—Other †				1,288,816	7.0%
5 Brokerage †				177,903	0.9%
Finance Companies
3 General Electric Capital
Corp.	2.300%–6.375%	1/8/16–11/15/67	156,725	178,022	1.0%
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	4,775	0.0%
HSBC Finance Corp.	6.676%	1/15/21	50,553	56,457	0.3%
4 HSBC Finance Corp.	0.897%–5.250%	1/15/14–6/1/16	15,275	15,345	0.1%
5 Finance Companies—Other †				58,371	0.3%
5 Insurance †				1,113,361	6.1%
5 Other Finance †				13,220	0.1%
Real Estate Investment Trusts
Simon Property Group LP	2.150%–10.350%	5/15/14–3/15/22	162,738	186,618	1.0%
5 Real Estate Investment Trusts—Other †				254,584	1.4%
				5,569,747	30.4%
Industrial
5 Basic Industry †				678,302	3.7%
Capital Goods
General Electric Co.	5.250%	12/6/17	70,800	83,719	0.5%
United Technologies Corp.	3.100%	6/1/22	49,750	53,294	0.3%
5 Capital Goods—Other †				676,716	3.7%
Communication
AT&T Inc.	5.500%	2/1/18	35,925	43,466	0.2%
AT&T Inc.	3.000%	2/15/22	39,000	41,234	0.2%
AT&T Inc.	2.400%–5.625%	5/15/16–8/15/21	87,459	100,967	0.6%
Cellco Partnership / Verizon
Wireless Capital LLC	5.550%–8.500%	2/1/14–11/15/18	28,800	37,317	0.2%
Verizon Communications
Inc.	2.000%–8.750%	11/1/16–11/1/21	142,514	173,386	1.0%
5 Communication—Other †				640,401	3.5%
Consumer Cyclical
5 Ford Motor Credit Co. LLC	2.500%–7.000%	4/15/15–8/2/21	99,381	105,640	0.6%
Wal-Mart Stores Inc.	3.250%	10/25/20	36,460	40,349	0.2%
5 Consumer Cyclical—Other †				678,006	3.7%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.000%–5.600%	3/1/17–3/1/19	17,400	20,706	0.1%
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	42,085	51,653	0.3%
Anheuser-Busch InBev
Worldwide Inc.	1.375%–7.750%	11/15/14–7/15/22	111,784	132,849	0.7%
Kraft Foods Inc.	5.375%	2/10/20	35,000	42,028	0.2%
Novartis Securities Investment Ltd.	5.125%	2/10/19	34,894	42,296	0.2%
Pfizer Inc.	6.200%	3/15/19	36,000	46,210	0.3%
Philip Morris International Inc.	5.650%	5/16/18	36,555	44,761	0.3%
5 Consumer Noncyclical—Other †				1,690,070	9.2%
Energy
ConocoPhillips	5.750%	2/1/19	38,935	48,224	0.2%
5 Energy—Other †				854,119	4.7%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
5	Other Industrial †				34,082	0.2%
	Technology
	International Business Machines
	Corp.	5.700%	9/14/17	35,601	43,573	0.2%
	Technology—Other †				563,265	3.1%
5	Transportation †				241,656	1.3%
					7,208,289	39.4%
Utilities
5	Electric †				800,132	4.4%
5	Natural Gas †				322,820	1.8%
					1,122,952	6.2%
Total Corporate Bonds (Cost $12,676,853)					13,900,988	76.0%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $ 525,954) †					558,292	3.1%
Taxable Municipal Bonds (Cost $ 55,180) †					58,940	0.3%
Tax-Exempt Municipal Bonds (Cost $ 324,616) †					332,321	1.8%
Convertible Preferred Stocks (Cost $ 8,740) †					—	0.0%
Preferred Stocks (Cost $ 1,992) †					2,014	0.0%

				Shares
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund
	(Cost $344,452)	0.155%		344,451,766	344,452	1.9%
Total Investments (Cost $16,889,765)					18,263,132	99.8%
Other Assets and Liabilities
Other Assets					363,088	2.0%
Liabilities					(325,618)	(1.8%)
					37,470	0.2%
Net Assets					18,300,602	100.0%

Intermediate-Term Investment-Grade Fund

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	16,703,625
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	181,022
Unrealized Appreciation (Depreciation)
Investment Securities	1,373,367
Futures Contracts	6,713
Swap Contracts	35,875
Net Assets	18,300,602

Investor Shares—Net Assets
Applicable to 503,013,017 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,223,882
Net Asset Value Per Share—Investor Shares	$10.39

Admiral Shares—Net Assets
Applicable to 1,259,169,134 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,076,720
Net Asset Value Per Share—Admiral Shares	$10.39

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $9,206,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $2,461,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $1,533,951,000, representing 8.4% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Dividends	268
Interest[1]	328,178
Total Income	328,446
Expenses
The Vanguard Group—Note B
Investment Advisory Services	929
Management and Administrative—Investor Shares	3,845
Management and Administrative—Admiral Shares	3,913
Marketing and Distribution—Investor Shares	762
Marketing and Distribution—Admiral Shares	1,351
Custodian Fees	114
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	23
Trustees’ Fees and Expenses	8
Total Expenses	10,997
Net Investment Income	317,449
Realized Net Gain (Loss)
Investment Securities Sold	200,109
Futures Contracts	(8,874)
Options on Futures Contracts	(608)
Swap Contracts	11,231
Realized Net Gain (Loss)	201,858
Change in Unrealized Appreciation (Depreciation)
Investment Securities	250,208
Futures Contracts	4,972
Swap Contracts	(4,148)
Change in Unrealized Appreciation (Depreciation)	251,032
Net Increase (Decrease) in Net Assets Resulting from Operations	770,339
1 Interest income from an affiliated company of the fund was $179,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	317,449	626,597
Realized Net Gain (Loss)	201,858	320,508
Change in Unrealized Appreciation (Depreciation)	251,032	376,968
Net Increase (Decrease) in Net Assets Resulting from Operations	770,339	1,324,073
Distributions
Net Investment Income
Investor Shares	(92,749)	(195,898)
Admiral Shares	(231,110)	(446,779)
Realized Capital Gain[1]
Investor Shares	(24,508)	(97,759)
Admiral Shares	(59,596)	(221,157)
Total Distributions	(407,963)	(961,593)
Capital Share Transactions
Investor Shares	283,261	82,230
Admiral Shares	1,406,824	1,441,685
Net Increase (Decrease) from Capital Share Transactions	1,690,085	1,523,915
Total Increase (Decrease)	2,052,461	1,886,395
Net Assets
Beginning of Period	16,248,141	14,361,746
End of Period	18,300,602	16,248,141

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $23,088,000 and $19,827,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.18	$9.94	$9.81	$8.64	$9.93	$9.66
Investment Operations
Net Investment Income	.185	.418	.458	.468	.505	.501
Net Realized and Unrealized Gain (Loss)
on Investments	.265	.463	.372	1.220	(1.239)	.270
Total from Investment Operations	.450	.881	.830	1.688	(.734)	.771
Distributions
Dividends from Net Investment Income	(.189)	(.428)	(.473)	(.478)	(.506)	(.501)
Distributions from Realized Capital Gains	(.051)	(.213)	(.227)	(.040)	(.050)	—
Total Distributions	(.240)	(.641)	(.700)	(.518)	(.556)	(.501)
Net Asset Value, End of Period	$10.39	$10.18	$9.94	$9.81	$8.64	$9.93

Total Return[1]	4.49%	9.18%	8.64%	20.11%	-7.56%	8.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,224	$4,837	$4,645	$5,489	$3,577	$2,650
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.24%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.65%	4.17%	4.56%	5.05%	5.50%	5.16%
Portfolio Turnover Rate	58%	49%	39%	69%	48%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.18	$9.94	$9.81	$8.64	$9.93	$9.66
Investment Operations
Net Investment Income	.190	.428	.470	.480	.514	.511
Net Realized and Unrealized Gain (Loss)
on Investments	.265	.463	.372	1.220	(1.239)	.270
Total from Investment Operations	.455	.891	.842	1.700	(.725)	.781
Distributions
Dividends from Net Investment Income	(.194)	(.438)	(.485)	(.490)	(.515)	(.511)
Distributions from Realized Capital Gains	(.051)	(.213)	(.227)	(.040)	(.050)	—
Total Distributions	(.245)	(.651)	(.712)	(.530)	(.565)	(.511)
Net Asset Value, End of Period	$10.39	$10.18	$9.94	$9.81	$8.64	$9.93

Total Return[1]	4.55%	9.29%	8.77%	20.26%	-7.47%	8.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,077	$11,411	$9,717	$8,601	$4,765	$3,455
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.75%	4.27%	4.68%	5.18%	5.60%	5.27%
Portfolio Turnover Rate	58%	49%	39%	69%	48%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

Intermediate-Term Investment-Grade Fund

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Intermediate-Term Investment-Grade Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012) and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $2,594,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,253,281	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,812,844	—
Corporate Bonds	—	13,900,961	27
Sovereign Bonds	—	558,292	—
Taxable Municipal Bonds	—	58,940	—
Tax-Exempt Municipal Bonds	—	332,321	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	2,014	—	—
Temporary Cash Investments	344,452	—	—
Futures Contracts—Assets[1]	874	—	—
Futures Contracts—Liabilities[1]	(306)	—	—
Swap Contracts—Assets	—	37,799	—
Swap Contracts—Liabilities	—	(1,924)	—
Total	347,034	17,952,514	27
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	37,239	1,434	38,673
Liabilities	(308)	(1,922)	(2,230)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(8,874)	---	(8,874)
Options on Futures Contracts	(608)	---	(608)
Swap Contracts	11,655	(424)	11,231
Realized Net Gain (Loss) on Derivatives	2,173	(424)	1,749

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	4,972	---	4,972
Swap Contracts	(3,360)	(788)	(4,148)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,612	(788)	824

Intermediate-Term Investment-Grade Fund

At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2012	7,734	965,058	5,227
30-Year U.S. Treasury Bond	September 2012	(1,423)	(214,917)	89
10-Year U.S. Treasury Note	September 2012	(975)	(131,290)	121
2-Year U.S. Treasury Note	September 2012	(261)	(57,579)	(59)
Ultra Long U.S. Treasury Bond	September 2012	165	28,463	1,335

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	9/20/17	GSCM	8,500	(58)	1.000	43
Bank of America Corp./A2	3/20/15	DBAG	4,400	53	1.000	(51)
Bank of America Corp./A2	6/20/17	JPMC	3,500	289	1.000	65
Bunge Limited Finance Corp./Baa2	9/20/17	BOANA	8,500	457	1.000	—
DirectTV Holdings LLC/Baa2	9/20/17	GSCM	8,500	247	1.000	75
HSBC Finance Corp./A3	9/20/16	DBAG	4,100	126	1.000	61
Johnson & Johnson/Aaa	9/20/12	UBSAG	2,160	—	0.080	—
Johnson & Johnson/Aaa	9/20/12	GSCM	5,400	—	0.070	—
Kingdom of Belgium/Aa3	9/20/17	RBS	1,200	57	1.000	10
Kraft Foods Inc./Baa2	9/20/17	BOANA	8,500	(202)	1.000	12
Lockheed Martin Corp./Baa1	9/20/17	JPMC	8,500	(98)	1.000	12
Metlife Inc./A3	3/20/15	DBAG	18,000	574	1.000	193
Reynolds American Inc./Baa3	9/20/17	DBAG	8,500	134	1.000	84
Roche Holdings Inc./A1	9/20/17	DBAG	8,500	(220)	1.000	(16)
Safeway Inc./Baa3	9/20/17	MSCS	7,540	822	1.000	(363)
Telstra Corp./A2	9/20/17	DBAG	8,500	47	1.000	12
United Health Group Inc./A3	3/20/17	DBAG	5,000	2	1.000	10

Intermediate-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received Received		Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Woodside Finance Ltd./Baa1	9/20/17	DBAG	8,500	287	1.000	57
Credit Protection Purchased
Avon Products Inc.	9/20/17	BOANA	7,000	(830)	(1.000)	313
Bank of America Corp.	12/20/14	DBAG	3,130	(18)	(1.000)	30
Bank of America Corp.	12/20/14	BARC	3,130	(17)	(1.000)	31
Caterpillar Inc.	9/20/17	BOANA	7,700	(126)	(1.000)	(90)
CDX North American
Investment Grade	6/20/17	JPMC	275,000	(2,003)	(1.000)	(1,177)
Cisco Systems Inc.	9/20/17	CSFBI	7,700	61	(1.000)	—
Danske Bank A/S	12/20/15	BARC	2,645	(11)	(1.000)	110
Eli Lilly & Co.	9/20/17	BOANA	7,700	150	(1.000)	—
Encana Corp.	9/20/17	BOANA	5,000	(306)	(1.000)	(41)
Encana Corp.	9/20/17	BARC	2,700	(200)	(1.000)	(12)
Federative Republic of Brazil	12/20/15	BOANA	1,500	(13)	(1.000)	(13)
Freeport-McMoran Copper
& Gold Inc.	9/20/17	BOANA	7,700	(310)	(1.000)	—
Kroger Co.	9/20/17	MSCS	7,540	(73)	(1.000)	192
Morgan Stanley	9/20/15	BARC	4,400	(150)	(1.000)	124
Newell Rubbermaid Inc.	9/20/17	BOANA	7,700	(52)	(1.000)	(5)
Oracle Corp.	9/20/17	JPMC	7,700	185	(1.000)	—
Republic of Austria	9/20/17	BNPSW	1,200	(29)	(1.000)	(15)
Textron Inc.	9/20/17	BOANA	7,700	(200)	(1.000)	—
United Mexican States	12/20/15	BOANA	1,500	(15)	(1.000)	(29)
Walt Disney Co.	9/20/17	BOANA	7,700	228	(1.000)	(26)
Wells Fargo & Co.	3/20/15	GSCM	4,400	(19)	(1.000)	(84)
						(488)

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
BNPSW—BNP Paribas.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank N.A.
MSCS—Morgan Stanley Capital Services LLC.
RBS—The Royal Bank of Scotland plc.
UBSAG—UBS AG.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/6/12	WFC	5,800	0.553	(0.246)[2]	2
10/15/12	BOANA	5,450	1.746	(0.249)[2]	17
12/6/12	BARC	12,750	2.325	(0.467)[3]	84
12/15/12	WFC	7,280	1.763	(0.249)[2]	41
12/15/12	WFC	37,130	1.715	(0.249)[2]	205
1/15/13	WFC	6,820	1.770	(0.455)[3]	42
2/15/13	WFC	11,800	1.705	(0.249)[2]	94
2/15/13	WFC	725	1.890	(0.249)[2]	6
2/15/13	WFC	10,170	1.725	(0.249)[2]	82
2/15/13	WFC	234	0.801	(0.249)[2]	1
2/15/13	WFC	1,450	0.910	(0.249)[2]	6
2/20/13	WFC	6,220	1.926	(0.247)[2]	58
2/20/13	WFC	5,135	0.799	(0.247)[2]	16
6/2/13	BOANA	4,307	0.755	(0.467)[3]	13
9/15/13	GSCM	12,000	1.254	(0.249)[2]	136
9/15/13	WFC	4,374	0.698	(0.249)[2]	22
10/15/13	WFC	3,430	1.023	(0.249)[2]	32
10/15/13	WFC	4,000	0.410	(0.249)[2]	8
12/1/13	GSCM	2,540	2.584	(0.467)[3]	74
12/1/13	WFC	13,486	2.582	(0.467)[3]	391
12/1/13	GSCM	41,858	2.584	(0.467)[3]	1,214
2/14/14	WFC	21,200	1.022	(0.249)[2]	245
3/6/14	GSCM	18,138	2.448	(0.246)[2]	629
5/15/14	GSCM	1,000	1.528	(0.249)[2]	22
5/16/14	WFC	8,640	1.083	(0.466)[3]	103
6/15/14	WFC	4,400	2.338	(0.249)[2]	169
6/15/14	WFC	40	2.577	(0.249)[2]	2
6/15/14	WFC	1,200	1.150	(0.249)[2]	19
8/15/14	JPMC	3,505	1.501	(0.249)[2]	86
8/15/14	GSCM	620	1.350	(0.249)[2]	13
9/22/14	BOANA	18,000	0.553	(0.247)[2]	98
10/15/14	WFC	6,455	1.130	(0.249)[2]	117
12/15/14	GSCM	3,859	0.553	(0.249)[2]	144
2/15/15	BOANA	2,790	1.799	(0.249)[2]	103
2/15/15	WFC	8,600	1.634	(0.249)[2]	283
2/15/15	WFC	9,600	1.868	(0.249)[2]	373

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/17/15	GSCM	14,170	2.555	(0.466)[3]	755
2/20/15	BARC	9,200	0.536	(0.247)[2]	48
3/24/15	GSCM	1,520	2.910	(0.247)[2]	103
5/15/15	CSFBI	13,500	0.581	(0.249)[2]	87
7/15/15	CSFBI	12,100	0.393	(0.235)[2]	11
8/15/15	GSCM	57,710	1.588	(0.249)[2]	2,113
10/21/15	WFC	18,475	1.485	(0.453)[3]	580
2/22/16	BNPSW	2,050	0.522	(0.234)[3]	(2)
5/19/16	WFC	8,700	1.454	(0.467)[3]	171
6/1/16	WFC	6,225	2.910	(0.467)[3]	548
10/25/16	WFC	15,200	1.714	(0.451)[3]	672
1/15/17	BARC	1,130	2.971	(0.249)[2]	117
2/15/17	WFC	17,000	3.373	(0.249)[2]	2,093
2/15/17	GSCM	365	3.433	(0.249)[2]	46
2/15/17	BARC	1,490	3.180	(0.249)[2]	171
2/15/17	WFC	950	2.407	(0.249)[2]	76
2/15/17	WFC	5,700	2.407	(0.249)[2]	456
2/15/17	BARC	1,145	2.287	(0.249)[2]	85
2/15/17	BOANA	58,800	1.875	(0.249)[2]	3,299
2/15/17	WFC	400	0.714	(0.249)[2]	2
4/20/17	GSCM	13,000	0.960	(0.247)[2]	184
5/5/17	BOANA	19,000	0.876	(0.249)[2]	189
5/15/17	BNPSW	21,000	0.906	(0.249)[2]	234
6/15/17	RABO	10,000	0.851	(0.249)[2]	79
9/15/17	GSCM	24,600	3.520	(0.249)[2]	3,448
9/15/17	BARC	5,400	3.363	(0.249)[2]	714
9/15/17	GSCM	9,295	2.533	(0.249)[2]	841
9/15/17	WFC	1,100	2.345	(0.249)[2]	89
3/15/19	GSCM	4,990	1.399	(0.249)[2]	119
4/25/19	WFC	11,550	2.053	(0.448)[3]	639
4/25/19	WFC	5,500	2.756	(0.451)[3]	448
4/25/20	JPMC	35,700	3.024	(0.451)[3]	4,593
4/25/20	GSCM	6,000	2.794	(0.451)[3]	513
6/25/21	GSCM	5,720	3.143	(0.468)[3]	705
10/25/21	WFC	6,500	3.328	(0.451)[3]	899
11/25/22	UBSAG	4,233	2.491	(0.467)[3]	268

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
11/25/22	BARC	17,900	2.758	(0.467)[3]	1,731
1/25/23	WFC	3,000	3.144	(0.451)[3]	389
7/25/23	BARC	24,625	3.483	(0.451)[3]	3,900
					36,363

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Bank International.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank N.A.
RABO—Rabobank International.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2012, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the fund may sell or retain the securities, however such action may be subject to legal proceedings.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $6,410,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $10,942,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2012, the cost of investment securities for tax purposes was $16,900,707,000. Net unrealized appreciation of investment securities for tax purposes was $1,362,425,000, consisting of unrealized gains of $1,437,948,000 on securities that had risen in value since their purchase and $75,523,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Investment-Grade Fund

F. During the six months ended July 31, 2012, the fund purchased $4,772,119,000 of investment securities and sold $3,191,802,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,673,607,000 and $1,684,608,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2012:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	4,070	1,211
Options expired	(983)	(392)
Options closed	(3,087)	(819)
Options exercised	—	—
Options open at July 31, 2012	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,169,169	114,783	1,769,812	176,272
Issued in Lieu of Cash Distributions	92,978	9,135	235,243	23,548
Redeemed	(978,886)	(96,147)	(1,922,825)	(191,966)
Net Increase (Decrease)—Investor Shares	283,261	27,771	82,230	7,854
Admiral Shares
Issued	2,240,757	220,005	3,397,279	338,652
Issued in Lieu of Cash Distributions	231,216	22,713	530,032	53,052
Redeemed	(1,065,149)	(104,692)	(2,485,626)	(248,442)
Net Increase (Decrease)—Admiral Shares	1,406,824	138,026	1,441,685	143,262

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	4.02%	4.12%

Financial Attributes

		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	431	868	7,921
Yield to Maturity
(before expenses)	4.2%	4.0%	1.7%
Average Coupon	6.1%	6.0%	3.7%
Average Duration	14.4 years	14.2 years	5.0 years
Average Maturity	24.7 years	25.2 years	6.9 years
Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Finance	22.0%
Foreign	1.8
Industrial	43.2
Treasury/Agency	2.0
Utilities	12.9
Other	18.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.98	0.59
Beta	1.05	2.32

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
1 - 5 Years	0.6
5 - 10 Years	5.2
10 - 20 Years	19.8
20 - 30 Years	69.0
Over 30 Years	5.3

Distribution by Credit Quality (% of portfolio)
U. S. Government	2.0%
Aaa	2.1
Aa	17.1
A	56.0
Baa	18.9
Ba	0.1
Not Rated	3.8

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	6.73%	5.02%	11.75%	12.69%
2004	5.92	2.17	8.09	7.68
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	2.56	6.31	8.87	9.24
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	20.33%	9.99%	5.95%	2.11%	8.06%
Admiral Shares	2/12/2001	20.44	10.11	6.07	2.11	8.18

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury
	Note/Bond	3.500%–3.750%	2/15/39–8/15/41	83,850	102,877	0.8%
	United States Treasury
	Strip Principal	0.000%	2/15/36–8/15/41	208,000	103,887	0.8%
					206,764	1.6%

Agency Notes †					56,495	0.4%
Total U.S. Government and Agency Obligations (Cost $211,774)					263,259	2.0%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	5.875%	2/7/42	19,635	22,528	0.2%
	Bank of America NA	6.000%	10/15/36	52,750	58,884	0.5%
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	106,248	0.8%
	Citigroup Inc.	6.625%	6/15/32	60,905	66,153	0.5%
	Citigroup Inc.	5.850%–8.125%	1/15/28–1/30/42	184,775	204,457	1.6%
	Goldman Sachs Group Inc.	6.750%	10/1/37	88,630	91,089	0.7%
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	60,243	0.5%
	Goldman Sachs Group Inc.	6.250%–6.450%	5/1/36–2/1/41	95,000	99,346	0.8%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	80,475	88,387	0.7%
	HSBC Holdings plc	6.800%	6/1/38	93,749	113,808	0.9%
	HSBC Holdings plc	6.500%–7.625%	5/17/32–9/15/37	36,200	43,441	0.3%
	JPMorgan Chase & Co.	6.400%	5/15/38	93,150	121,991	0.9%
	JPMorgan Chase & Co.	5.400%–5.500%	10/15/40–1/6/42	31,635	37,838	0.3%
	Merrill Lynch & Co. Inc.	6.110%–7.750%	1/29/37–5/14/38	71,880	77,648	0.6%
	Wachovia Bank NA	6.600%	1/15/38	61,225	83,668	0.6%
	Wachovia Bank NA	5.850%	2/1/37	34,350	43,012	0.3%
	Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	49,830	58,404	0.5%
	Wells Fargo Bank NA	5.950%	8/26/36	34,970	44,162	0.3%
2	Banking—Other †				197,245	1.5%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
2 Brokerage †				30,034	0.2%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	126,995	164,292	1.3%
General Electric Capital Corp.	5.875%	1/14/38	100,905	122,969	1.0%
General Electric Capital Corp.	6.875%	1/10/39	57,420	78,677	0.6%
3 General Electric Capital
Corp.	5.300%–6.250%	2/11/21–12/15/49	24,960	27,335	0.2%
Insurance
2 New York Life Insurance Co.	5.875%	5/15/33	50,275	59,518	0.5%
UnitedHealth Group Inc.	5.800%	3/15/36	51,186	65,659	0.5%
UnitedHealth Group Inc.	4.625%–6.875%	11/15/37–11/15/41	92,334	119,225	0.9%
2 Insurance—Other †				497,580	3.8%
Real Estate Investment Trusts †				16,245	0.1%
				2,800,086	21.6%
Industrial
Basic Industry †				46,425	0.4%
Capital Goods
United Technologies Corp.	4.500%	6/1/42	78,640	91,390	0.7%
United Technologies Corp.	5.700%–7.500%	9/15/29–4/15/40	66,450	92,486	0.7%
2 Capital Goods—Other †				287,794	2.2%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	26,859	42,430	0.3%
AT&T Inc.	5.350%	9/1/40	88,161	109,196	0.9%
AT&T Inc.	5.550%–6.550%	9/1/37–8/15/41	71,325	95,037	0.7%
AT&T Mobility LLC	7.125%	12/15/31	12,000	17,066	0.1%
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,550	6,244	0.1%
BellSouth Corp.	6.000%–6.875% 10/15/31–11/15/34		70,000	84,141	0.7%
BellSouth Telecommunications Inc.	7.000%	12/1/95	3,914	4,998	0.0%
France Telecom SA	8.500%	3/1/31	44,675	66,255	0.5%
GTE Corp.	6.940%	4/15/28	20,000	26,616	0.2%
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	25,788	0.2%
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	13,475	0.1%
Verizon Communications Inc.	6.400%	2/15/38	48,849	67,615	0.5%
Verizon Communications
Inc.	5.850%–7.350%	9/15/35–4/1/41	126,208	173,983	1.4%
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	44,405	0.3%
Verizon Maryland Inc.	5.125%	6/15/33	12,000	12,842	0.1%
Verizon New Jersey Inc.	8.000%	6/1/22	18,000	24,227	0.2%
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	8,622	0.1%
2 Communication—Other †				416,518	3.2%
Consumer Cyclical
Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	111,850	0.9%
Wal-Mart Stores Inc.	5.625%	4/15/41	64,850	90,742	0.7%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	79,609	0.6%
Wal-Mart Stores Inc.	4.875%–6.500%	9/1/35–10/25/40	79,189	110,381	0.8%
Consumer Cyclical—Other †				544,609	4.2%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.750%–6.800%	12/15/27–4/1/36	21,860	29,865	0.2%
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	42,455	72,950	0.5%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.000%	11/15/39–7/15/42	25,140	32,930	0.2%
AstraZeneca plc	6.450%	9/15/37	70,480	101,218	0.8%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	51,205	74,796	0.6%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Merck & Co. Inc.	6.550%	9/15/37	42,200	65,223	0.5%
Merck & Co. Inc.	5.750%–6.500%	12/1/33–6/30/39	61,320	89,986	0.7%
Pfizer Inc.	7.200%	3/15/39	46,000	74,557	0.6%
Pharmacia Corp.	6.750%	12/15/27	28,000	37,875	0.3%
2 Roche Holdings Inc.	7.000%	3/1/39	47,905	74,528	0.6%
Wyeth LLC	5.950%	4/1/37	72,150	100,623	0.8%
2 Consumer Noncyclical—Other †				906,674	7.0%
Energy
Apache Corp.	4.750%	4/15/43	49,960	59,092	0.5%
Burlington Resources Finance Co. 7.400%		12/1/31	25,000	36,265	0.3%
ConocoPhillips	6.500%	2/1/39	68,735	100,559	0.8%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	44,505	0.3%
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,812	0.0%
Shell International Finance BV	6.375%	12/15/38	75,000	112,898	0.9%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	53,072	0.4%
2 Energy—Other †				148,967	1.1%
2 Other Industrial †				62,073	0.5%
Technology
Hewlett-Packard Co.	6.000%	9/15/41	54,185	60,843	0.5%
International Business Machines
Corp.	7.000%	10/30/25	50,400	71,772	0.6%
Oracle Corp.	6.500%	4/15/38	43,833	64,663	0.5%
Oracle Corp.	5.375%–6.125%	7/8/39–7/15/40	61,224	83,095	0.6%
Technology—Other †				142,953	1.1%
Transportation
Burlington Northern Santa Fe
LLC	4.400%–6.875%	12/1/27–3/15/42	43,655	54,051	0.4%
2 Transportation—Other †				59,147	0.5%
				5,513,736	42.6%
Utilities
Electric
Appalachian Power Co.	6.700%	8/15/37	50,000	67,129	0.5%
Carolina Power & Light Co.	5.700%	4/1/35	7,500	9,647	0.1%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	70,901	0.6%
Duke Energy Carolinas LLC	4.250%–5.300%	2/15/40–12/15/41	22,600	26,183	0.2%
Duke Energy Indiana Inc.	4.200%–6.350%	10/15/35–3/15/42	22,995	27,054	0.2%
Florida Power Corp.	6.750%	2/1/28	22,375	28,520	0.2%
MidAmerican Energy Holdings Co. 6.125%		4/1/36	18,100	24,139	0.2%
National Rural Utilities Cooperative
Finance Corp.	8.000%	3/1/32	59,540	91,624	0.7%
Pacific Gas & Electric Co.	5.400%–6.350%	3/1/34–1/15/40	108,004	147,628	1.1%
PacifiCorp	4.100%–6.350%	8/1/36–2/1/42	94,985	127,343	1.0%
Virginia Electric & Power Co.	6.000%	5/15/37	60,105	82,972	0.7%
2 Electric—Other †				767,882	5.9%
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	78,952	0.6%
Natural Gas—Other †				92,196	0.7%
				1,642,170	12.7%
Total Corporate Bonds (Cost $7,971,454)				9,955,992	76.9%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $196,329) †				225,990	1.8%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	6.270%	2/15/50	58,835	69,914	0.5%
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	50,115	70,296	0.5%
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%–7.043%	4/1/30–4/1/50	61,745	85,062	0.7%
California GO	7.300%	10/1/39	114,045	149,683	1.2%
California GO	7.600%	11/1/40	55,715	75,599	0.6%
California GO	7.550%	4/1/39	56,100	75,501	0.6%
California GO	7.500%–7.625%	4/1/34–3/1/40	67,615	89,983	0.7%
Illinois GO	5.100%	6/1/33	189,365	182,643	1.4%
Illinois GO	4.950%–5.877%	3/1/19–6/1/23	20,595	22,951	0.2%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	62,685	84,340	0.7%
4 New Jersey Economic
Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	50,002	62,498	0.5%
New Jersey Turnpike Authority
Revenue	7.102%	1/1/41	63,055	92,284	0.7%
New Jersey Turnpike Authority
Revenue	7.414%	1/1/40	51,694	78,592	0.6%
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	60,760	91,002	0.7%
Port Authority of New York &
New Jersey Revenue	4.926%–6.040%	12/1/24–10/1/51	104,315	131,016	1.0%
President & Fellows of Harvard
College Massachusetts GO	6.300%	10/1/37	60,993	71,442	0.6%
State of California	6.509%	4/1/39	28,365	31,501	0.2%
Taxable Municipal Bonds—Other †				845,914	6.5%
Total Taxable Municipal Bonds (Cost $1,959,183)				2,310,221	17.9%
Temporary Cash Investment
Repurchase Agreement
Bank of America Securities LLC
(Dated 7/31/12, Repurchase Value
$105,901,000, collateralized by
Federal National Mortgage Assn.
3.500%, 2/1/42–3/1/42)
(Cost $105,900)	0.170%	8/1/12	105,900	105,900	0.8%
Total Investments (Cost $10,444,640)				12,861,362	99.4%
Other Assets and Liabilities
Other Assets[5]				180,158	1.4%
Liabilities				(98,727)	(0.8%)
				81,431	0.6%
Net Assets				12,942,793	100.0%

Long-Term Investment-Grade Fund

At July 31, 2012, net assets consisted of:
Amount
($000
Paid-in Capital	10,462,795
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	68,936
Unrealized Appreciation (Depreciation)
Investment Securities	2,416,722
Futures Contracts	(2,307)
Swap Contracts	(3,353)
Net Assets	12,942,793

Investor Shares—Net Assets
Applicable to 406,381,436 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,523,940
Net Asset Value Per Share—Investor Shares	$11.13

Admiral Shares—Net Assets
Applicable to 756,258,439 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,418,853
Net Asset Value Per Share—Admiral Shares	$11.13

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $20,372,000 have been segregated as collateral for open swap contracts.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $862,455,000, representing 6.7% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
5 Cash of $8,837,000, has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Interest	291,809
Total Income	291,809
Expenses
Investment Advisory Fees—Note B	1,110
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,803
Management and Administrative—Admiral Shares	2,815
Marketing and Distribution—Investor Shares	487
Marketing and Distribution—Admiral Shares	849
Custodian Fees	37
Shareholders’ Reports—Investor Shares	27
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	12
Total Expenses	9,150
Net Investment Income	282,659
Realized Net Gain (Loss)
Investment Securities Sold	84,883
Futures Contracts	2,092
Swap Contracts	(10,830)
Realized Net Gain (Loss)	76,145
Change in Unrealized Appreciation (Depreciation)
Investment Securities	697,994
Futures Contracts	(4,868)
Swap Contracts	(10,188)
Change in Unrealized Appreciation (Depreciation)	682,938
Net Increase (Decrease) in Net Assets Resulting from Operations	1,041,742

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	282,659	536,123
Realized Net Gain (Loss)	76,145	203,388
Change in Unrealized Appreciation (Depreciation)	682,938	1,312,245
Net Increase (Decrease) in Net Assets Resulting from Operations	1,041,742	2,051,756
Distributions
Net Investment Income
Investor Shares	(104,470)	(210,721)
Admiral Shares	(182,075)	(331,646)
Realized Capital Gain
Investor Shares	(12,616)	(32,862)
Admiral Shares	(20,769)	(54,247)
Total Distributions	(319,930)	(629,476)
Capital Share Transactions
Investor Shares	(74,770)	3,183
Admiral Shares	842,466	918,204
Net Increase (Decrease) from Capital Share Transactions	767,696	921,387
Total Increase (Decrease)	1,489,508	2,343,667
Net Assets
Beginning of Period	11,453,285	9,109,618
End of Period	12,942,793	11,453,285

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.50	$9.15	$9.04	$8.19	$9.02	$9.15
Investment Operations
Net Investment Income	.249	.515	.516	.517	.514	.523
Net Realized and Unrealized Gain (Loss)
on Investments	.663	1.439	.117	.857	(.829)	(.130)
Total from Investment Operations	.912	1.954	.633	1.374	(.315)	.393
Distributions
Dividends from Net Investment Income	(.252)	(.521)	(.523)	(.524)	(.515)	(.523)
Distributions from Realized Capital Gains	(.030)	(.083)	—	—	—	—
Total Distributions	(.282)	(.604)	(.523)	(.524)	(.515)	(.523)
Net Asset Value, End of Period	$11.13	$10.50	$9.15	$9.04	$8.19	$9.02

Total Return[1]	8.87%	21.97%	7.01%	17.29%	-3.45%	4.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,524	$4,340	$3,770	$4,082	$3,471	$4,112
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.24%	0.26%	0.23%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.75%	5.25%	5.53%	6.01%	6.09%	5.78%
Portfolio Turnover Rate	21%	29%	19%	21%	24%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.50	$9.15	$9.04	$8.19	$9.02	$9.15
Investment Operations
Net Investment Income	.254	.525	.528	.528	.522	.532
Net Realized and Unrealized Gain (Loss)
on Investments	.663	1.439	.117	.857	(.829)	(.130)
Total from Investment Operations	.917	1.964	.645	1.385	(.307)	.402
Distributions
Dividends from Net Investment Income	(.257)	(.531)	(.535)	(.535)	(.523)	(.532)
Distributions from Realized Capital Gains	(.030)	(.083)	—	—	—	—
Total Distributions	(.287)	(.614)	(.535)	(.535)	(.523)	(.532)
Net Asset Value, End of Period	$11.13	$10.50	$9.15	$9.04	$8.19	$9.02

Total Return[1]	8.92%	22.09%	7.14%	17.44%	-3.35%	4.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,419	$7,113	$5,340	$4,155	$2,413	$1,627
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.85%	5.35%	5.65%	6.14%	6.19%	5.88%
Portfolio Turnover Rate	21%	29%	19%	21%	24%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

Long-Term Investment-Grade Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collarteral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Long-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2012, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $1,761,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	263,259	—
Corporate Bonds	—	9,955,992	—
Sovereign Bonds	—	225,990	—
Taxable Municipal Bonds	—	2,310,221	—
Temporary Cash Investments	—	105,900	—
Futures Contracts—Assets[1]	75	—	—
Futures Contracts—Liabilities[1]	(362)	—	—
Swap Contracts—Assets	—	3,724	—
Swap Contracts—Liabilities	—	(7,077)	—
Total	(287)	12,858,009	—
1 Represents variation margin on the last day of the reporting period.

Long-Term Investment-Grade Fund

E. At July 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	75	3,724	3,799
Liabilities	(362)	(7,077)	(7,439)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2012.

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	2,092	—	2,092
Swap Contracts	—	(10,830)	(10,830)
Realized Net Gain (Loss) on Derivatives	2,092	(10,830)	(8,738)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(4,868)	—	(4,868)
Swap Contracts	—	(10,188)	(10,188)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4,868)	(10,188)	(15,056)

At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	September 2012	3,156	476,655	(2,307)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

F. At July 31, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–10yr/Baa1[2]	12/20/18	GSI	198,400	2,787	1.400%	3,724
CDX–IG14–10yr/Baa1[3]	6/20/20	BOANA	100,000	128	1.000%	(2,106)
CDX–IG16–10yr/Baa1[4]	6/20/21	GSI	200,000	3,668	1.000%	(3,993)
Credit Protection Purchased
XLCapital Ltd.	12/20/13	GSI	8,500	(424)	(5.000%)	(978)
						(3,353)

1 GSI—Goldman Sachs International.
BOANA—Bank of America, N.A.
2 Investment Grade Corporate Credit Default Swap Index-Version 11
3 Investment Grade Corporate Credit Default Swap Index-Version 14
4 Investment Grade Corporate Credit Default Swap Index-Version 16

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $3,886,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2012, the cost of investment securities for tax purposes was $10,444,640,000. Net unrealized appreciation of investment securities for tax purposes was $2,416,722,000, consisting of unrealized gains of $2,424,171,000 on securities that had risen in value since their purchase and $7,449,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2012, the fund purchased $1,622,913,000 of investment securities and sold $902,857,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $375,792,000 and $343,688,000, respectively.

Long-Term Investment-Grade Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	462,967	44,091	1,296,248	131,084
Issued in Lieu of Cash Distributions	111,046	10,547	231,275	23,416
Redeemed	(648,783)	(61,414)	(1,524,340)	(153,162)
Net Increase (Decrease)—Investor Shares	(74,770)	(6,776)	3,183	1,338
Admiral Shares
Issued	1,294,397	122,438	1,559,029	158,874
Issued in Lieu of Cash Distributions	174,077	16,517	332,205	33,575
Redeemed	(626,008)	(59,812)	(973,030)	(98,666)
Net Increase (Decrease)—Admiral Shares	842,466	79,143	918,204	93,783

J. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	5.16%	5.26%

Financial Attributes

		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	404	1,915	7,921
Yield to Maturity
(before expenses)	5.6%	7.6%	1.7%
Average Coupon	6.9%	8.2%	3.7%
Average Duration	4.2 years	4.0 years	5.0 years
Average Maturity	5.2 years	6.6 years	6.9 years
Short-Term
Reserves	4.0%	—	—

Sector Diversification (% of portfolio)
Basic Industry	8.4%
Capital Goods	8.7
Communication	17.0
Consumer Cyclical	10.6
Consumer Non-Cyclical	12.3
Energy	7.0
Finance	16.4
Technology	8.5
Transportation	1.2
Treasury / Agency	1.8
Utilities	7.7
Other	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.96	0.00
Beta	0.85	-0.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	8.3%
1 - 5 Years	38.1
5 - 10 Years	44.7
10 - 20 Years	3.8
20 - 30 Years	1.0
Over 30 Years	4.1

Distribution by Credit Quality (% of portfolio)
Aaa	1.4%
Baa	6.5%
Ba	47.5
B	38.2
Caa	2.9
Not Rated	3.5

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012
				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	8.27%	-5.72%	2.55%	1.17%
2004	8.54	7.93	16.47	27.20
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19
2012	7.35	0.69	8.04	5.83
2013	3.32	2.41	5.73	6.09
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	8.88%	7.09%	7.79%	-0.22%	7.57%
Admiral Shares	11/12/2001	8.97	7.21	7.91	-0.22	7.69

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond 2.250%		5/31/14	92,825	96,248	0.5%
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	83,883	0.5%
	United States Treasury
	Note/Bond	4.000%–4.250%	11/15/12–8/15/13	126,215	129,367	0.7%
Total U.S. Government and Agency Obligations (Cost $299,903)					309,498	1.7%
Corporate Bonds
Finance
	Banking
1	Barclays Bank plc	6.050%	12/4/17	143,492	146,520	0.8%
	Barclays Bank plc	5.140%	10/14/20	39,235	38,854	0.2%
1	LBG Capital No.1 plc	7.875%	11/1/20	81,952	76,215	0.5%
1	Banking—Other †				108,178	0.6%
	Finance Companies
1	Air Lease Corp.	5.625%	4/1/17	125,330	125,643	0.7%
	Ally Financial Inc.	8.000%	3/15/20	110,950	131,892	0.7%
	Ally Financial Inc.	7.500%–8.300%	2/12/15–11/1/31	153,215	176,933	1.0%
	CIT Group Inc.	5.000%	8/15/22	143,280	143,280	0.8%
1	CIT Group Inc.	6.625%	4/1/18	120,655	133,324	0.7%
1	CIT Group Inc.	7.000%	5/2/16	118,911	119,208	0.7%
	CIT Group Inc.	5.375%	5/15/20	103,225	108,644	0.6%
1	CIT Group Inc.	4.250%–7.000%	5/2/17–2/15/19	224,410	231,185	1.3%
1	International Lease
	Finance Corp.	5.750%–8.750%	9/1/14–1/15/22	385,507	429,406	2.4%
	SLM Corp.	6.250%	1/25/16	80,090	84,858	0.5%
	SLM Corp.	6.000%–8.450%	1/25/17–1/25/22	146,110	162,599	0.9%
1	Finance Companies—Other †				50,892	0.3%
	Insurance
2	Hartford Financial Services
	Group Inc.	8.125%	6/15/38	94,960	103,981	0.6%
1	ING-US Inc.	5.500%	7/15/22	141,560	145,082	0.8%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
1 Insurance—Other †				211,700	1.2%
Other Finance †				26,808	0.1%
				2,755,202	15.4%
Industrial
Basic Industry
LyondellBasell Industries NV	5.000%	4/15/19	116,640	126,204	0.7%
Peabody Energy Corp.	7.375%	11/1/16	69,675	76,643	0.4%
1 Peabody Energy Corp.	6.000%–7.875%	11/15/18–11/1/26	130,755	131,878	0.8%
1 Basic Industry—Other †				1,073,423	6.0%
Capital Goods
BE Aerospace Inc.	5.250%	4/1/22	109,885	114,830	0.6%
Case New Holland Inc.	7.875%	12/1/17	91,500	107,284	0.6%
Case New Holland Inc.	7.750%	9/1/13	23,465	24,932	0.1%
1 Cemex Finance LLC	9.500%	12/14/16	84,535	83,723	0.5%
1 CNH Capital LLC	6.250%	11/1/16	43,785	47,069	0.3%
1 Fibria Overseas Finance Ltd.	7.500%	5/4/20	107,711	117,405	0.7%
Reynolds Group Issuer Inc. /
Reynolds Group Issuer LLC /
Reynolds Group Issuer
Luxembourg SA	7.750%	10/15/16	73,325	77,175	0.4%
1 Capital Goods—Other †				881,790	4.9%
Communication
CCO Holdings LLC / CCO
Holdings Capital Corp.	6.500%–8.125%	10/30/17–1/31/22	255,002	279,823	1.6%
1 Cequel Communications
Holdings I LLC / Cequel
Capital Corp.	8.625%	11/15/17	69,090	74,617	0.4%
Cricket Communications Inc.	7.750%	10/15/20	97,250	92,874	0.5%
CSC Holdings LLC	7.625%	7/15/18	79,045	89,321	0.5%
DISH DBS Corp.	6.750%	6/1/21	133,715	146,418	0.8%
1 DISH DBS Corp.	4.625%–7.875%	7/15/17–7/15/22	86,805	89,570	0.5%
Intelsat Jackson Holdings SA	7.250%	10/15/20	117,065	124,967	0.7%
1 Intelsat Jackson Holdings
SA	7.250%–8.500%	4/1/19–4/1/21	148,377	159,250	0.9%
MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	76,747	0.4%
1 Sprint Nextel Corp.	7.000%	3/1/20	146,100	159,249	0.9%
1 Sprint Nextel Corp.	9.000%	11/15/18	102,545	119,721	0.7%
1 UPCB Finance III Ltd.	6.625%	7/1/20	83,121	86,034	0.5%
1 UPCB Finance V Ltd.	7.250%	11/15/21	40,995	43,118	0.3%
1 UPCB Finance VI Ltd.	6.875%	1/15/22	55,036	57,079	0.3%
1 Wind Acquisition Finance SA	11.750%	7/15/17	90,775	75,116	0.4%
1 Communication—Other †				1,162,601	6.5%
Consumer Cyclical
1 Caesars Entertainment
Operating Co. Inc.	8.500%	2/15/20	126,000	127,890	0.7%
Wynn Las Vegas LLC / Wynn
Las Vegas Capital Corp.	7.750%	8/15/20	73,000	81,030	0.5%
1 Wynn Las Vegas LLC / Wynn
Las Vegas Capital Corp.	5.375%–7.875%	11/1/17–3/15/22	107,600	112,961	0.6%
1 Consumer Cyclical—Other †				1,457,306	8.1%
Consumer Noncyclical
ARAMARK Corp.	8.500%	2/1/15	98,490	100,952	0.6%
HCA Inc.	6.500%	2/15/20	136,760	152,829	0.8%
HCA Inc.	6.375%	1/15/15	96,955	104,227	0.6%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	HCA Inc.	6.500%	2/15/16	69,575	75,837	0.4%
	HCA Inc.	5.750%–9.875%	3/15/14–6/15/25	92,586	100,688	0.6%
1	IMS Health Inc.	12.500%	3/1/18	76,475	90,910	0.5%
1	Mylan Inc.	6.000%	11/15/18	77,565	83,479	0.5%
	Warner Chilcott Co. LLC /
	Warner Chilcott Finance LLC	7.750%	9/15/18	93,262	100,723	0.6%
1	Consumer Noncyclical—Other †				1,247,657	6.9%
	Energy
	Concho Resources Inc.	5.500%	10/1/22	92,925	93,854	0.5%
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	80,721	0.4%
	Pioneer Natural Resources
	Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	102,799	0.6%
1	Energy—Other †				889,240	5.0%
	Other Industrial †				65,141	0.4%
	Technology
1	First Data Corp.	7.375%–8.875%	6/15/19–1/15/21	143,624	148,153	0.8%
[3,4]	First Data Corp. Bank Loan	4.247%	9/24/14	48,433	45,073	0.3%
1	Sorenson Communications Inc.	10.500%	2/1/15	46,240	35,952	0.2%
	SunGard Data Systems Inc.	7.625%	11/15/20	79,111	85,242	0.5%
	SunGard Data Systems
	Inc.	7.375%–10.250%	8/15/15–11/15/18	93,158	97,299	0.6%
1	Technology—Other †				1,017,456	5.6%
	Transportation
	Hertz Corp.	6.750%	4/15/19	110,160	115,806	0.6%
	Hertz Corp.	7.375%	1/15/21	60,490	65,556	0.4%
	Transportation—Other †				20,639	0.1%
					12,398,281	69.3%
Utilities
	Electric
	AES Corp.	7.750%–8.000%	10/15/15–6/1/20	110,536	127,527	0.7%
1	Calpine Corp.	7.250%	10/15/17	121,118	131,110	0.7%
1	Calpine Corp.	7.500%–7.875%	2/15/21–1/15/23	78,741	87,739	0.5%
1	Dolphin Subsidiary II Inc.	7.250%	10/15/21	82,505	93,437	0.5%
1	Dolphin Subsidiary II Inc.	6.500%	10/15/16	14,550	15,969	0.1%
1	Ipalco Enterprises Inc.	5.000%–7.250%	4/1/16–5/1/18	26,495	28,067	0.2%
1	Electric—Other †				190,445	1.1%
	Natural Gas
	El Paso LLC	7.250%	6/1/18	66,150	76,073	0.4%
	El Paso LLC	6.500%–7.750%	6/15/17–1/15/32	89,450	101,824	0.5%
	Energy Transfer Equity LP	7.500%	10/15/20	78,360	89,722	0.5%
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	48,246	0.3%
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	15,919	0.1%
1	Natural Gas—Other †				285,081	1.6%
					1,291,159	7.2%
Total Corporate Bonds (Cost $15,371,897)					16,444,642	91.9%

High-Yield Corporate Fund

				Market	Percentage
				Value	of Net
	Coupon		Shares	($000)	Assets
Preferred Stocks
Citigroup Capital XIII Pfd.	7.875%		5,301,250	144,830	0.8%
Hartford Financial Services
Group Inc. Pfd.	7.875%		3,307,200	90,948	0.5%
Preferred Stocks—Other †				48,503	0.3%
Total Preferred Stocks (Cost $266,925)				284,281	1.6%
Other † (Cost $27,348)				—	0.0%
Temporary Cash Investments

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities LLC
(Dated 7/31/12, Repurchase Value
$175,101,000, collateralized by
Federal National Mortgage Assn.
2.500%–4.000%, 3/1/26–6/1/42)	0.170%	8/1/12	175,100	175,100	1.0%
Deutsche Bank Securities, Inc.
(Dated 7/31/12, Repurchase Value
$94,000,000, collateralized by
Federal National Mortgage Assn.
3.000%–4.000%, 5/1/42–7/1/42)	0.190%	8/1/12	94,000	94,000	0.5%
RBC Capital Markets LLC
(Dated 7/31/12, Repurchase Value
$442,702,000, collateralized by
Federal Home Loan Mortgage Corp.
2.983%–3.500%, 7/1/26–5/1/42, and
Federal National Mortgage Assn.
1.730%–5.000%, 1/1/17–10/1/41)	0.190%	8/1/12	442,700	442,700	2.5%
Total Temporary Cash Investments (Cost $711,800)				711,800	4.0%
Total Investments (Cost $16,677,873)				17,750,221	99.2%
Other Assets and Liabilities
Other Assets				494,218	2.8%
Liabilities				(358,808)	(2.0%)
				135,410	0.8%
Net Assets				17,885,631	100.0%

High-Yield Corporate Fund

At July 31, 2012, net assets consisted of:
Amount
($000
Paid-in Capital	17,620,701
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(807,418)
Unrealized Appreciation (Depreciation)	1,072,348
Net Assets	17,885,631

Investor Shares—Net Assets
Applicable to 1,012,367,905 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,033,673
Net Asset Value Per Share—Investor Shares	$5.96

Admiral Shares—Net Assets
Applicable to 1,988,595,269 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,851,958
Net Asset Value Per Share—Admiral Shares	$5.96

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $5,659,742,000, representing 31.6% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Dividends	9,046
Interest	546,662
Total Income	555,708
Expenses
Investment Advisory Fees—Note B	2,648
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,970
Management and Administrative—Admiral Shares	4,283
Marketing and Distribution—Investor Shares	763
Marketing and Distribution—Admiral Shares	1,046
Custodian Fees	65
Shareholders’ Reports—Investor Shares	80
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	17
Total Expenses	13,893
Net Investment Income	541,815
Realized Net Gain (Loss) on Investment Securities Sold	135,627
Change in Unrealized Appreciation (Depreciation) of Investment Securities	258,608
Net Increase (Decrease) in Net Assets Resulting from Operations	936,050

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	541,815	979,675
Realized Net Gain (Loss)	135,627	139,806
Change in Unrealized Appreciation (Depreciation)	258,608	11,482
Net Increase (Decrease) in Net Assets Resulting from Operations	936,050	1,130,963
Distributions
Net Investment Income
Investor Shares	(188,507)	(356,672)
Admiral Shares	(354,033)	(622,278)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(542,540)	(978,950)
Capital Share Transactions
Investor Shares	426,740	516,433
Admiral Shares	1,514,467	1,654,149
Net Increase (Decrease) from Capital Share Transactions	1,941,207	2,170,582
Total Increase (Decrease)	2,334,717	2,322,595
Net Assets
Beginning of Period	15,550,914	13,228,319
End of Period[1]	17,885,631	15,550,914
1 Net Assets—End of Period includes undistributed net investment income of $0 and $725,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$5.82	$5.78	$5.48	$4.48	$5.82	$6.22
Investment Operations
Net Investment Income	.188	.405	.422	.409	.430	.446
Net Realized and Unrealized Gain (Loss)
on Investments	.140	.040	.300	1.000	(1.340)	(.400)
Total from Investment Operations	.328	.445	.722	1.409	(.910)	.046
Distributions
Dividends from Net Investment Income	(.188)	(.405)	(.422)	(.409)	(.430)	(.446)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.188)	(.405)	(.422)	(.409)	(.430)	(.446)
Net Asset Value, End of Period	$5.96	$5.82	$5.78	$5.48	$4.48	$5.82

Total Return[1]	5.73%	8.04%	13.70%	32.68%	-16.19%	0.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,034	$5,476	$4,909	$5,730	$3,944	$4,602
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.25%	0.28%	0.27%	0.25%
Ratio of Net Investment Income to
Average Net Assets	6.49%	7.04%	7.59%	8.15%	8.33%	7.34%
Portfolio Turnover Rate	26%	26%	38%	32%	21%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$5.82	$5.78	$5.48	$4.48	$5.82	$6.22
Investment Operations
Net Investment Income	.191	.411	.429	.415	.437	.454
Net Realized and Unrealized Gain (Loss)
on Investments	.140	.040	.300	1.000	(1.340)	(.400)
Total from Investment Operations	.331	.451	.729	1.415	(.903)	.054
Distributions
Dividends from Net Investment Income	(.191)	(.411)	(.429)	(.415)	(.437)	(.454)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.191)	(.411)	(.429)	(.415)	(.437)	(.454)
Net Asset Value, End of Period	$5.96	$5.82	$5.78	$5.48	$4.48	$5.82

Total Return[1]	5.78%	8.15%	13.84%	32.84%	-16.09%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,852	$10,075	$8,320	$5,868	$3,885	$4,287
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.15%	0.15%	0.13%
Ratio of Net Investment Income to
Average Net Assets	6.59%	7.14%	7.71%	8.28%	8.45%	7.46%
Portfolio Turnover Rate	26%	26%	38%	32%	21%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares were credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2012, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $2,550,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	309,498	—
Corporate Bonds	—	16,444,642	—
Preferred Stocks	284,281	—	—
Other	—	—	—
Temporary Cash Investments	—	711,800	—
Total	284,281	17,465,940	—

High-Yield Corporate Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains financial reporting purposes. Differences may be permanent or temporary. Permanent differences reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For purposes, at January 31, 2012, the fund had available capital loss carryforwards totaling $939,470,000 to offset future net capital gains of $529,750,000 through January 31, 2017, and $409,720,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2013; should the fund realize net capital losses for the the losses will be added to the loss carryforward balance above.

At July 31, 2012, the cost of investment securities for tax purposes was $16,677,873,000. Net unrealized appreciation of investment securities for tax purposes was $1,072,348,000, consisting of unrealized gains of $1,174,316,000 on securities that had risen in value since their purchase and $101,968,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $3,848,917,000 of investment securities and sold $1,992,565,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases or sales of U.S. government securities.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	992,525	168,956	1,618,946	285,030
Issued in Lieu of Cash Distributions	156,542	26,676	295,431	51,554
Redeemed[1]	(722,327)	(123,694)	(1,397,944)	(245,765)
Net Increase (Decrease)—Investor Shares	426,740	71,938	516,433	90,819
Admiral Shares
Issued	1,848,742	315,677	2,672,062	469,536
Issued in Lieu of Cash Distributions	239,465	40,798	414,919	72,403
Redeemed[1]	(573,740)	(98,142)	(1,432,832)	(251,737)
Net Increase (Decrease)—Admiral Shares	1,514,467	258,333	1,654,149	290,202

1 Net of redemption fees for fiscal 2013 and 2012 of $807,000 and $3,557,000, respectively (fund totals). Effectuve May 23, 2012, the redemption fee was eliminated.

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2012	7/31/2012	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,019.32	$1.00
Admiral Shares	1,000.00	1,019.82	0.50
Institutional Shares	1,000.00	1,019.98	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,044.95	$1.02
Admiral Shares	1,000.00	1,045.47	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,088.71	$1.14
Admiral Shares	1,000.00	1,089.24	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,057.28	$1.18
Admiral Shares	1,000.00	1,057.80	0.67
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Institutional Shares	1,000.00	1,024.52	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.77	$1.11
Admiral Shares	1,000.00	1,024.27	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.72	$1.16
Admiral Shares	1,000.00	1,024.22	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term and Intermediate-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High Yield Corporate Funds since their inceptions. The firm and the funds’ management teams have depth and stability. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the Long-Term Investment-Grade and High Yield Corporate Funds and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that each fund’s performance results have been in line with expectations and have been competitive versus its benchmark and peer group. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Director of SKF AB
and President (2006–2008) of Rohm and Haas Co.	(industrial machinery), Hillenbrand, Inc. (specialized
(chemicals); Director of Tyco International, Ltd.	consumer services), the Lumina Foundation for
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092012

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (11.0%)
U.S. Government Securities (10.9%)
1	United States Treasury Note/Bond	1.375%	1/15/13	300,000	301,641
	United States Treasury Note/Bond	0.625%	1/31/13	50,000	50,117
	United States Treasury Note/Bond	1.750%	4/15/13	100,000	101,109
	United States Treasury Note/Bond	0.375%	6/30/13	114,826	115,024
	United States Treasury Note/Bond	2.000%	11/30/13	200,000	204,750
	United States Treasury Note/Bond	1.250%	2/15/14	24,760	25,151
	United States Treasury Note/Bond	0.750%	6/15/14	55,226	55,761
	United States Treasury Note/Bond	2.625%	6/30/14	16,667	17,433
	United States Treasury Note/Bond	0.250%	9/15/14	60,000	60,019
	United States Treasury Note/Bond	2.375%	10/31/14	250,000	261,952
	United States Treasury Note/Bond	0.375%	11/15/14	150,000	150,469
	United States Treasury Note/Bond	2.625%	12/31/14	265,000	280,195
1,2	United States Treasury Note/Bond	2.250%	1/31/15	250,000	262,345
	United States Treasury Note/Bond	0.250%	2/15/15	250,000	249,960
	United States Treasury Note/Bond	2.375%	2/28/15	180,000	189,731
	United States Treasury Note/Bond	0.375%	3/15/15	63,500	63,678
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	296,626
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,239
	United States Treasury Note/Bond	0.250%	5/15/15	364,885	364,600
	United States Treasury Note/Bond	2.125%	5/31/15	40,000	42,075
	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,914
	United States Treasury Note/Bond	0.250%	7/15/15	188,800	188,564
	United States Treasury Note/Bond	1.250%	8/31/15	363	373
	United States Treasury Note/Bond	0.875%	11/30/16	1,000	1,017
	United States Treasury Note/Bond	0.875%	4/30/17	35,082	35,592
	United States Treasury Note/Bond	0.625%	5/31/17	180,536	181,016
	United States Treasury Note/Bond	0.750%	6/30/17	300,000	302,391
1	United States Treasury Note/Bond	1.500%	8/31/18	50,000	52,032
					4,399,774
Conventional Mortgage-Backed Securities (0.0%)
3,4	Fannie Mae Pool	6.000%	12/1/16–5/1/17	5,553	5,951
3,4	Fannie Mae Pool	6.500%	9/1/16	4,552	4,877
3,4	Fannie Mae Pool	7.000%	4/1/13	1	1
3,4	Fannie Mae Pool	7.500%	3/1/15	14	15
3,4	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	3,063	3,285
					14,129
Nonconventional Mortgage-Backed Securities (0.1%)
3,4,5	Fannie Mae Pool	2.125%	12/1/32	876	903
3,4,5	Fannie Mae Pool	2.250%	6/1/33	5,821	6,217
3,4,5	Fannie Mae Pool	2.310%	7/1/32	741	795
3,4,5	Fannie Mae Pool	2.335%	5/1/33	5,601	5,985
3,4,5	Fannie Mae Pool	2.340%	9/1/32	230	247
3,4,5	Fannie Mae Pool	2.500%	9/1/32	383	407
3,4,5	Fannie Mae Pool	2.535%	8/1/33	2,319	2,386
3,4,5	Fannie Mae Pool	2.547%	8/1/33	3,093	3,312
3,4,5	Fannie Mae Pool	2.553%	8/1/33	1,712	1,752
3,4,5	Fannie Mae Pool	2.645%	7/1/33	6,439	6,663
3,4,5	Fannie Mae Pool	2.816%	2/1/37	2,238	2,401
3,4,5	Fannie Mae Pool	2.979%	5/1/33	1,127	1,212
3,4,5	Fannie Mae Pool	4.415%	8/1/37	720	767
3,4,5	Freddie Mac Non Gold Pool	2.375%	8/1/32	2,475	2,615
3,4,5	Freddie Mac Non Gold Pool	2.379%	9/1/32	949	1,042
3,4,5	Freddie Mac Non Gold Pool	2.643%	9/1/32	1,445	1,486
3,4,5	Freddie Mac Non Gold Pool	2.711%	10/1/32–8/1/33	2,378	2,550
3,4,5	Freddie Mac Non Gold Pool	2.937%	1/1/33	871	952
3,4,5	Freddie Mac Non Gold Pool	3.086%	2/1/33	792	822
3,4	Freddie Mac Non Gold Pool	5.435%	8/1/37	3,773	3,890
					46,404
Total U.S. Government and Agency Obligations (Cost $4,444,774)					4,460,307

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (17.2%)
3	Ally Auto Receivables Trust	2.090%	5/15/15	49,000	49,886
3	Ally Auto Receivables Trust	1.350%	12/15/15	15,000	15,188
3	Ally Auto Receivables Trust	2.230%	3/15/16	70,500	72,550
3	Ally Auto Receivables Trust	1.210%	7/15/16	14,300	14,511
3,6	Ally Auto Receivables Trust	2.690%	2/15/17	18,850	19,383
3,6	Ally Master Owner Trust	3.470%	4/15/15	20,545	20,818
3,6	Ally Master Owner Trust	3.870%	4/15/15	10,900	11,041
3,6	Ally Master Owner Trust	4.250%	4/15/17	2,600	2,813
3,6	Ally Master Owner Trust	4.590%	4/15/17	15,500	16,505
3	Ally Master Owner Trust	1.210%	6/15/17	54,000	54,120
3,5	Ally Master Owner Trust	1.319%	8/15/17	64,150	64,797
3,5,6	Ally Master Owner Trust	1.799%	8/15/17	39,172	39,463
3,5,6	Ally Master Owner Trust	2.199%	8/15/17	29,770	29,926
3,5	American Express Credit Account Master Trust	0.519%	1/15/20	48,500	48,563
3,6	Americold LLC Trust	4.954%	1/14/29	9,520	11,014
3,6	Americold LLC Trust	6.811%	1/14/29	9,230	10,805
3,5	AmeriCredit Automobile Receivables Trust	5.246%	1/6/15	6,846	6,943
3,5	AmeriCredit Automobile Receivables Trust	5.246%	4/6/15	14,133	14,531
3	AmeriCredit Automobile Receivables Trust	1.230%	9/8/16	7,400	7,460
3	AmeriCredit Prime Automobile Receivable	2.900%	12/15/14	2,854	2,880
3,5,6	Arkle Master Issuer plc	1.716%	5/17/60	26,540	26,569
3,5,6	Arran Residential Mortgages Funding plc	1.866%	5/16/47	20,640	20,685
3,5,6	Arran Residential Mortgages Funding plc	1.917%	11/19/47	49,030	49,193
6	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	14,500	15,051
3,5	BA Credit Card Trust	0.289%	11/15/19	36,370	35,957
3	Banc of America Funding Corp.	2.885%	9/20/46	39,991	25,260
3	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.633%	4/10/49	23,534	27,319
3	Banc of America Mortgage Securities Inc.	3.535%	9/25/32	25	24
3	Banc of America Mortgage Securities Inc.	3.133%	7/25/33	2,378	2,299
3,5,6	Bank of America Student Loan Trust	1.251%	2/25/43	63,200	63,079
6	Bank of Montreal	2.625%	1/25/16	33,400	35,561
3,6	Bank of Montreal	1.950%	1/30/18	46,330	48,268
6	Bank of Nova Scotia	2.150%	8/3/16	44,100	46,287
6	Bank of Nova Scotia	1.950%	1/30/17	23,900	24,878
6	Bank of Nova Scotia	1.750%	3/22/17	3,400	3,508
3,5	Bank One Issuance Trust	1.049%	2/15/17	6,600	6,614
3	Bear Stearns Adjustable Rate Mortgage Trust	2.702%	10/25/36	48,760	30,211
3	Bear Stearns Adjustable Rate Mortgage Trust	3.117%	5/25/47	37,888	24,342
3	Bear Stearns Commercial Mortgage Securities Inc.	5.715%	6/11/40	14,563	16,974
3	Bear Stearns Commercial Mortgage Securities Inc.	5.574%	6/11/50	699	698
3	Bear Stearns Commercial Mortgage Securities Inc.	5.613%	6/11/50	10,045	10,326
3	BMW Vehicle Owner Trust	0.760%	8/25/15	300	301
3	BMW Vehicle Owner Trust	1.030%	2/26/18	3,500	3,530
3,5	Brazos Higher Education Authority, Inc.	0.668%	6/25/26	15,150	14,183
3,5	Brazos Higher Education Authority, Inc.	1.367%	5/25/29	47,769	48,028
3,5	Brazos Higher Education Authority, Inc.	1.267%	2/25/30	48,400	48,309
6	Canadian Imperial Bank of Commerce	2.750%	1/27/16	37,100	39,637
3,5	Capital One Multi-Asset Execution Trust	2.499%	7/15/16	33,411	33,776
3,5	Capital One Multi-Asset Execution Trust	1.299%	12/15/16	2,940	2,925
3,5	Capital One Multi-Asset Execution Trust	0.339%	8/15/18	5,500	5,473
3,5	Capital One Multi-Asset Execution Trust	0.339%	6/17/19	36,860	36,602
3,5	Capital One Multi-Asset Execution Trust	0.299%	11/15/19	27,690	27,390
3,5	Capital One Multi-Asset Execution Trust	0.329%	12/16/19	258,350	255,860
3,5	Capital One Multi-Asset Execution Trust	0.289%	7/15/20	144,145	141,850
3	CarMax Auto Owner Trust	2.040%	10/15/15	29,000	29,633
3	CenterPoint Energy Transition Bond Co. LLC	2.161%	10/15/21	21,400	22,390
3,6	CFCRE Commercial Mortgage Trust	5.550%	4/15/44	3,100	3,110
3	Chase Issuance Trust	0.790%	6/15/17	102,400	103,119
3,5	Chase Issuance Trust	0.709%	4/15/19	30,600	30,050
3,5	Chase Issuance Trust	0.519%	5/15/19	97,200	97,416
3	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	26,000	26,305

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,6	CIT Equipment Collateral	2.410%	5/15/13	2,325	2,327
3,6	CIT Equipment Collateral	1.100%	8/22/16	25,300	25,370
3,5	Citibank Credit Card Issuance Trust	0.647%	2/20/15	32,725	32,691
3	Citibank Credit Card Issuance Trust	4.900%	6/23/16	83,000	89,924
3,5	Citibank Credit Card Issuance Trust	0.717%	3/24/17	4,380	4,338
3,5	Citibank Credit Card Issuance Trust	0.495%	12/17/18	64,625	63,966
3,5	Citibank Credit Card Issuance Trust	0.528%	12/17/18	31,075	30,791
3	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	29,371
3,5	Citibank Credit Card Issuance Trust	1.622%	5/20/20	61,200	64,889
3,5,6	Citibank Omni Master Trust	2.999%	8/15/18	63,045	66,088
3,6	Citibank Omni Master Trust	5.350%	8/15/18	77,575	84,610
3,6	Citibank Omni Master Trust	4.900%	11/15/18	114,912	125,400
3,6	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	10,692	10,709
3,6	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	16,125	16,287
3	Citigroup Mortgage Loan Trust Inc.	2.834%	7/25/37	2,257	1,381
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	14,147	14,298
3,6	CLI Funding LLC	4.500%	3/18/26	11,322	11,397
3	CNH Equipment Trust	3.000%	8/17/15	11,844	11,991
3	CNH Equipment Trust	1.750%	5/16/16	57,000	58,174
3	CNH Equipment Trust	1.740%	1/17/17	75,500	76,707
3	CNH Equipment Trust	1.290%	9/15/17	3,200	3,252
3	Commercial Mortgage Pass Through Certificates	5.306%	12/10/46	36,900	41,910
3	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	15,025	15,106
6	Commonwealth Bank of Australia	2.250%	3/16/17	40,750	41,952
3	Countrywide Home Loan Mortgage Pass Through Trust	2.938%	11/19/33	3,459	3,013
3	Countrywide Home Loan Mortgage Pass Through Trust	2.756%	3/20/36	20,322	10,616
3	Countrywide Home Loan Mortgage Pass Through Trust	2.894%	2/25/47	26,209	13,479
6	Credit Suisse AG	1.625%	3/6/15	20,300	20,526
3	Credit Suisse Mortgage Capital Certificates	5.813%	6/15/38	12,125	13,898
3	Credit Suisse Mortgage Capital Certificates	5.679%	6/15/39	6,878	6,880
3	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	23,883	23,997
3	CW Capital Cobalt Ltd.	5.484%	4/15/47	24,600	27,664
3,5	Discover Card Master Trust	0.829%	3/15/18	156,400	158,149
3,5	Discover Card Master Trust	0.619%	11/15/19	87,500	87,824
3	Discover Card Master Trust	1.670%	1/18/22	114,300	114,291
3,6	Dominos Pizza Master Issuer LLC	5.216%	1/25/42	31,919	33,823
3,6	Enterprise Fleet Financing LLC	1.430%	10/20/16	46,791	47,024
3,6	Enterprise Fleet Financing LLC	1.900%	10/20/16	12,300	12,496
3,6	Enterprise Fleet Financing LLC	2.100%	5/20/17	12,201	12,496
3,6	Extended Stay America Trust	2.951%	11/5/27	15,693	15,747
3	First Horizon Asset Securities Inc.	2.031%	11/25/36	16,240	10,557
	First Horizon Asset Securities Inc.	2.584%	1/25/37	36,752	24,894
3,6	Fontainebleau Miami Beach Trust	2.887%	5/5/27	9,770	10,037
3	Ford Credit Auto Lease Trust	1.420%	1/15/15	15,000	15,212
3	Ford Credit Auto Lease Trust	1.030%	4/15/15	23,870	23,972
3	Ford Credit Auto Owner Trust	3.220%	3/15/16	6,040	6,253
3	Ford Credit Auto Owner Trust	1.150%	6/15/17	9,750	9,903
3,5,6	Ford Credit Floorplan Master Owner Trust	1.899%	12/15/14	42,980	43,209
3,5,6	Ford Credit Floorplan Master Owner Trust	2.499%	12/15/14	17,280	17,385
3,5,6	Ford Credit Floorplan Master Owner Trust	2.899%	12/15/14	88,458	88,999
3,5,6	Ford Credit Floorplan Master Owner Trust	1.949%	2/15/17	105,517	108,823
3,6	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	22,356	24,168
3,6	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	21,000	22,519
3	Ford Credit Floorplan Master Owner Trust	1.920%	1/15/19	26,800	27,393
3	GE Capital Credit Card Master Note Trust	2.220%	1/15/22	72,000	74,120
3,5	GE Dealer Floorplan Master Note Trust	0.847%	7/20/16	8,500	8,527
3,5	GE Dealer Floorplan Master Note Trust	0.817%	2/20/17	43,600	43,690
3,5	GE Dealer Floorplan Master Note Trust	0.997%	4/22/19	48,100	48,352
3	GMAC Mortgage Corp. Loan Trust	5.050%	11/19/35	6,971	6,034
3,5,6	Golden Credit Card Trust	0.697%	7/17/17	60,000	59,998
3,6	Golden Credit Card Trust	1.770%	1/15/19	83,300	85,279
3,5	Granite Master Issuer plc	0.328%	12/17/54	3,186	3,084
3,5	Granite Master Issuer plc	0.387%	12/20/54	9,486	9,191
3,6	Great America Leasing Receivables	2.340%	4/15/16	19,525	19,933

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	9,600	10,586
3	Greenwich Capital Commercial Funding Corp.	5.874%	7/10/38	20,000	23,019
3,6	GS Mortgage Securities Corp. II	3.215%	2/10/21	14,370	14,635
3,6	GS Mortgage Securities Corp. II	3.563%	2/10/21	5,025	5,149
3,6	GS Mortgage Securities Corp. II	3.551%	4/10/34	16,000	17,058
3	GS Mortgage Securities Corp. II	5.553%	4/10/38	26,869	30,232
3,6	GS Mortgage Securities Corp. II	5.228%	12/10/43	3,530	3,687
3,6	GS Mortgage Securities Corp. II	5.543%	3/10/44	2,280	2,379
3	GS Mortgage Securities Corp. II	3.377%	5/10/45	4,850	5,112
3	Harley-Davidson Motorcycle Trust	2.400%	7/15/14	2,997	3,002
3	Harley-Davidson Motorcycle Trust	1.530%	9/15/15	28,400	28,705
3	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	4,961	4,983
3	Harley-Davidson Motorcycle Trust	1.310%	3/15/17	5,800	5,887
3	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	5,506	5,522
3,6	Hertz Vehicle Financing LLC	5.290%	3/25/16	15,250	16,726
3,6	Hertz Vehicle Financing LLC	3.740%	2/25/17	61,900	66,986
3,6	Hertz Vehicle Financing LLC	3.290%	3/25/18	41,500	45,661
3,6	Hyundai Auto Lease Securitization Trust 2011-A	1.020%	8/15/14	17,500	17,627
3,6	Hyundai Auto Lease Securitization Trust 2011-A	1.120%	11/15/16	6,920	7,004
3,6	Hyundai Auto Lease Securitization Trust 2011-A	1.050%	4/17/17	22,000	22,131
3	Hyundai Auto Receivables Trust	3.150%	3/15/16	37,850	38,609
3	Hyundai Auto Receivables Trust	1.950%	10/15/18	8,100	8,314
3,5,6	Hyundai Floorplan Master Owner Trust	1.499%	11/17/14	18,710	18,764
5	Illinois Student Assistance Commission	1.501%	4/25/22	37,600	37,944
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	24,650	29,120
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.093%	7/5/32	5,850	6,060
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	2,300	2,576
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.616%	11/15/43	3,300	3,573
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.070%	11/15/43	3,140	3,455
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.528%	11/15/43	6,225	6,664
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.528%	11/15/43	7,100	6,900
3,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.388%	2/15/46	17,600	19,644
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.625%	3/15/46	4,506	4,573
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.298%	5/15/47	15,096	15,313
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.800%	6/15/49	39,711	41,012
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	30,811	30,967
3,5,6	Kildare Securities Ltd.	0.588%	12/10/43	16,718	15,120
3,5,6	Lanark Master Issuer plc	1.635%	12/22/54	31,650	31,650
3	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	3,876	3,879
3	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	5,683	5,698
3	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	36,205	42,101
3,6	Macquarie Equipment Funding Trust	1.910%	4/20/17	16,000	16,214
3	Master Adjustable Rate Mortgages Trust	2.500%	4/25/34	3,798	3,398
3,5	MBNA Credit Card Master Note Trust	0.669%	7/15/15	57,640	57,557
3,5	MBNA Credit Card Master Note Trust	1.149%	11/15/16	39,715	39,784
3,5	MBNA Credit Card Master Note Trust	0.509%	8/16/21	17,800	17,727
3,6	Mercedes-Benz Auto Lease Trust	1.240%	7/17/17	13,100	13,188
3	Merrill Lynch Mortgage Investors Inc.	2.238%	2/25/33	3,403	3,197
3	Merrill Lynch Mortgage Investors Inc.	2.745%	7/25/33	1,228	1,225
3	Merrill Lynch Mortgage Trust	4.556%	6/12/43	2,232	2,252
3	Merrill Lynch Mortgage Trust	5.742%	6/12/50	9,440	9,433
3	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,178	3,198

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	3,237	3,235
3	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	9,817	9,913
3,6	MMAF Equipment Finance LLC	2.100%	7/15/17	24,275	25,034
3,6	MMAF Equipment Finance LLC	3.040%	8/15/28	27,800	29,447
3,6	MMAF Equipment Finance LLC	3.510%	1/15/30	26,000	26,965
3,6	MMAF Equipment Finance LLC	1.980%	6/10/32	13,800	13,961
3	Morgan Stanley Bank of America Merrill Lynch Trust	3.176%	8/15/45	7,870	8,143
3	Morgan Stanley Capital I Inc.	5.657%	6/11/42	7,467	7,468
3	Morgan Stanley Capital I Inc.	5.090%	10/12/52	5,835	5,836
3	Morgan Stanley Mortgage Loan Trust	2.526%	6/25/36	18,459	14,129
3,5,6	Navistar Financial Dealer Note Master Trust	1.696%	10/26/15	12,300	12,333
3	Nissan Auto Lease Trust	0.980%	5/15/15	22,640	22,804
3	Nissan Auto Lease Trust	1.130%	5/15/17	13,250	13,346
3,5,6	Nissan Master Owner Trust Receivables	1.399%	1/15/15	50,100	50,308
3,5	Nissan Master Owner Trust Receivables	0.719%	5/15/17	61,700	62,005
5	North Carolina Education Assistance Authority Student
	Loan Revenue	1.351%	1/26/26	37,100	37,036
3,5,6	Permanent Master Issuer plc	1.605%	7/15/42	37,140	37,229
3,6	Rental Car Finance Corp.	2.510%	2/25/16	87,600	89,977
3	RFMSI Trust	3.833%	8/25/36	31,247	19,869
3	RFMSI Trust	3.715%	9/25/36	12,832	8,302
3,5,6	Silverstone Master Issuer plc	1.953%	1/21/55	30,740	31,081
3,5,6	SLM Student Loan Trust	1.349%	12/15/21	12,078	12,120
3,5,6	SLM Student Loan Trust	1.649%	12/15/23	26,378	26,570
3,5,6	SLM Student Loan Trust	1.249%	10/15/24	20,168	20,203
3,5	SLM Student Loan Trust	0.571%	1/27/25	26,343	26,079
3,5	SLM Student Loan Trust	0.551%	4/25/25	83,550	81,978
3,5	SLM Student Loan Trust	0.551%	10/27/25	26,251	25,915
3,5	SLM Student Loan Trust	0.561%	10/27/25	36,300	34,545
3,5	SLM Student Loan Trust	0.541%	1/26/26	66,950	63,900
3,5	SLM Student Loan Trust	0.561%	1/25/27	24,500	23,368
3,6	SLM Student Loan Trust	4.370%	4/17/28	12,200	12,961
3,6	SLM Student Loan Trust	3.740%	2/15/29	60,000	62,395
3,6	SLM Student Loan Trust	3.480%	10/15/30	15,200	15,679
3,6	SLM Student Loan Trust	4.540%	10/17/44	21,100	22,596
3,5,6	SMART Trust	1.099%	10/14/14	12,527	12,547
3,6	SMART Trust	1.770%	10/14/14	37,724	37,933
3,5,6	SMART Trust	1.749%	12/14/15	52,200	52,707
3,6	SMART Trust	2.520%	11/14/16	42,300	43,333
3,6	SMART Trust	2.310%	4/14/17	26,850	27,342
3,6	Sonic Capital LLC	5.438%	5/20/41	19,995	21,305
3,5	South Carolina Student Loan Corp.	1.451%	7/25/25	30,100	30,355
3,6	TAL Advantage LLC	4.310%	5/20/26	14,593	15,007
3,6	Textainer Marine Containers Ltd.	4.700%	6/15/26	18,725	19,386
3,6	Tidewater Auto Receivables Trust	5.920%	5/15/17	1,809	1,813
6	Toronto-Dominion Bank	1.625%	9/14/16	67,650	69,612
6	Toronto-Dominion Bank	1.500%	3/13/17	59,800	60,967
3,6	UBS-BAMLL Trust	3.663%	6/10/30	12,000	12,687
3	Volkswagen Auto Lease Trust	1.060%	5/22/17	17,750	17,874
3	Volkswagen Auto Loan Enhanced Trust	1.150%	7/20/18	15,500	15,703
3,5,6	Volkswagen Credit Auto Master Trust	0.927%	9/20/16	50,100	50,571
3,6	Volvo Financial Equipment LLC	2.990%	5/15/17	18,820	18,886
3,6	Volvo Financial Equipment LLC	2.380%	9/16/19	5,400	5,460
3	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	10,080	11,513
3	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	28,083	28,193
3	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	46,760	53,156
3	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	1,050	1,055
3	WaMu Mortgage Pass Through Certificates	2.490%	1/25/33	360	343
3	WaMu Mortgage Pass Through Certificates	2.318%	8/25/33	2,591	2,452
3	WaMu Mortgage Pass Through Certificates	2.451%	9/25/33	3,514	3,436
3	Wells Fargo Mortgage Backed Securities Trust	2.618%	10/25/36	33,555	24,911
6	Westpac Banking Corp.	1.375%	7/17/15	23,000	23,125
6	Westpac Banking Corp.	2.450%	11/28/16	18,400	19,101
3	WF-RBS Commercial Mortgage Trust	3.431%	6/15/45	12,800	13,600

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	WF-RBS Commercial Mortgage Trust	4.090%	6/15/45	7,396	7,787
3	WF-RBS Commercial Mortgage Trust	3.001%	8/15/45	6,400	6,528
3	World Omni Auto Receivables Trust	5.120%	5/15/14	9,007	9,130
3	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	52,700	53,134
3	World Omni Automobile Lease Securitization Trust	1.780%	9/15/16	31,000	31,536
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $6,885,457)					6,946,989
Corporate Bonds (61.9%)
Finance (28.7%)
	Banking (20.4%)
	Abbey National Treasury Services plc	2.875%	4/25/14	34,225	34,024
6	Abbey National Treasury Services plc	3.875%	11/10/14	17,725	17,974
	Abbey National Treasury Services plc	4.000%	4/27/16	29,250	29,405
6	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,295
	American Express Bank FSB	5.500%	4/16/13	71,035	73,422
	American Express Centurion Bank	6.000%	9/13/17	9,750	11,786
	American Express Co.	4.875%	7/15/13	4,805	4,992
	American Express Co.	7.250%	5/20/14	29,250	32,456
	American Express Credit Corp.	5.875%	5/2/13	42,630	44,305
	American Express Credit Corp.	7.300%	8/20/13	68,520	73,158
	American Express Credit Corp.	5.125%	8/25/14	24,250	26,440
	American Express Credit Corp.	1.750%	6/12/15	21,800	22,329
	American Express Credit Corp.	2.750%	9/15/15	55,697	58,738
	American Express Credit Corp.	2.800%	9/19/16	58,045	61,969
	American Express Credit Corp.	2.375%	3/24/17	19,500	20,505
6	ANZ National International Ltd.	6.200%	7/19/13	18,175	18,991
	Astoria Financial Corp.	5.750%	10/15/12	11,850	11,926
6	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	24,200	25,209
	Bancolombia SA	4.250%	1/12/16	7,820	8,116
	Bank of America Corp.	4.875%	1/15/13	11,922	12,107
	Bank of America Corp.	4.900%	5/1/13	16,371	16,787
	Bank of America Corp.	7.375%	5/15/14	63,816	69,316
	Bank of America Corp.	5.375%	6/15/14	14,700	15,461
	Bank of America Corp.	4.500%	4/1/15	41,230	43,336
	Bank of America Corp.	4.750%	8/1/15	11,210	11,853
	Bank of America Corp.	3.700%	9/1/15	5,960	6,165
	Bank of America Corp.	3.625%	3/17/16	37,575	38,511
	Bank of America Corp.	3.750%	7/12/16	30,740	31,840
	Bank of America Corp.	6.500%	8/1/16	24,400	27,519
	Bank of America Corp.	5.625%	10/14/16	14,130	15,416
	Bank of America Corp.	5.420%	3/15/17	18,922	19,917
	Bank of America Corp.	3.875%	3/22/17	10,400	10,834
	Bank of America Corp.	6.000%	9/1/17	14,630	16,292
	Bank of Montreal	1.750%	4/29/14	14,600	14,894
	Bank of Montreal	2.500%	1/11/17	71,655	74,893
	Bank of New York Mellon Corp.	4.950%	11/1/12	12,947	13,085
	Bank of New York Mellon Corp.	4.500%	4/1/13	15,440	15,853
	Bank of New York Mellon Corp.	5.125%	8/27/13	8,366	8,777
	Bank of New York Mellon Corp.	4.300%	5/15/14	44,682	47,754
	Bank of New York Mellon Corp.	1.700%	11/24/14	17,100	17,453
	Bank of New York Mellon Corp.	3.100%	1/15/15	12,260	12,936
	Bank of New York Mellon Corp.	1.200%	2/20/15	12,375	12,552
	Bank of New York Mellon Corp.	4.950%	3/15/15	32,675	35,651
	Bank of New York Mellon Corp.	2.300%	7/28/16	25,694	26,572
	Bank of New York Mellon Corp.	2.400%	1/17/17	28,900	30,188
	Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,322
	Bank of Nova Scotia	2.250%	1/22/13	35,100	35,433
	Bank of Nova Scotia	2.375%	12/17/13	50,725	51,992
	Bank of Nova Scotia	1.850%	1/12/15	33,300	34,089
	Bank of Nova Scotia	3.400%	1/22/15	45,500	48,286
	Bank of Nova Scotia	2.050%	10/7/15	14,505	14,912
	Bank of Nova Scotia	2.900%	3/29/16	24,940	26,300
	Bank of Nova Scotia	2.550%	1/12/17	41,650	43,917

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	33,695	33,919
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.600%	9/11/13	34,200	34,415
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.350%	2/23/17	7,800	8,009
	Bank One Corp.	4.900%	4/30/15	14,615	15,824
	Barclays Bank plc	2.500%	1/23/13	17,965	18,086
	Barclays Bank plc	2.375%	1/13/14	43,500	43,777
	Barclays Bank plc	5.200%	7/10/14	101,185	107,054
	Barclays Bank plc	2.750%	2/23/15	48,700	49,408
	Barclays Bank plc	5.000%	9/22/16	99,175	108,305
	BB&T Corp.	3.375%	9/25/13	23,450	24,146
	BB&T Corp.	2.050%	4/28/14	50,215	51,264
	BB&T Corp.	5.700%	4/30/14	51,400	55,657
	BB&T Corp.	5.200%	12/23/15	15,302	16,929
	BB&T Corp.	3.200%	3/15/16	28,675	30,525
	BB&T Corp.	3.950%	4/29/16	9,740	10,703
	BB&T Corp.	2.150%	3/22/17	40,000	41,187
	BB&T Corp.	4.900%	6/30/17	9,750	10,789
	Bear Stearns Cos. LLC	5.700%	11/15/14	44,310	48,402
	Bear Stearns Cos. LLC	5.300%	10/30/15	22,345	24,616
	Bear Stearns Cos. LLC	5.550%	1/22/17	24,350	27,096
	BNP Paribas SA	3.250%	3/11/15	29,181	29,962
	BNP Paribas SA	3.600%	2/23/16	61,480	63,586
	BNY Mellon NA	4.750%	12/15/14	15,550	16,787
6	BPCE SA	2.375%	10/4/13	13,660	13,558
	Branch Banking & Trust Co.	5.625%	9/15/16	4,875	5,577
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	39,050	41,053
	Capital One Bank USA NA	6.500%	6/13/13	4,675	4,890
	Capital One Financial Corp.	6.250%	11/15/13	4,720	5,013
	Capital One Financial Corp.	7.375%	5/23/14	38,472	42,507
	Capital One Financial Corp.	2.125%	7/15/14	9,800	9,924
	Capital One Financial Corp.	2.150%	3/23/15	19,500	19,805
	Capital One Financial Corp.	3.150%	7/15/16	12,790	13,423
	Citigroup Inc.	5.500%	4/11/13	31,528	32,425
	Citigroup Inc.	5.850%	7/2/13	9,000	9,351
	Citigroup Inc.	6.500%	8/19/13	36,900	38,779
	Citigroup Inc.	6.000%	12/13/13	52,600	55,391
	Citigroup Inc.	6.375%	8/12/14	37,305	40,299
	Citigroup Inc.	5.000%	9/15/14	18,920	19,707
	Citigroup Inc.	5.500%	10/15/14	17,375	18,593
	Citigroup Inc.	6.010%	1/15/15	15,050	16,319
	Citigroup Inc.	2.650%	3/2/15	11,700	11,798
	Citigroup Inc.	4.875%	5/7/15	9,628	10,014
	Citigroup Inc.	4.750%	5/19/15	27,500	29,134
	Citigroup Inc.	4.700%	5/29/15	6,367	6,721
	Citigroup Inc.	4.587%	12/15/15	12,500	13,274
	Citigroup Inc.	3.953%	6/15/16	9,750	10,161
	Citigroup Inc.	5.850%	8/2/16	7,310	8,062
	Citigroup Inc.	4.450%	1/10/17	34,150	36,492
3,6,7	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Comerica Bank	5.700%	6/1/14	17,530	18,699
	Comerica Bank	5.750%	11/21/16	8,700	9,870
	Comerica Bank	5.200%	8/22/17	1,940	2,190
6	Commonwealth Bank of Australia	5.000%	11/6/12	9,600	9,703
	Commonwealth Bank of Australia	1.950%	3/16/15	45,100	45,937
6	Commonwealth Bank of Australia	3.250%	3/17/16	30,500	31,776
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	4,945	5,007
6	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.200%	5/13/14	16,025	16,745
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	11,700	11,895
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	95,710	100,942
	Countrywide Financial Corp.	6.250%	5/15/16	24,370	25,937
	Credit Suisse	5.000%	5/15/13	61,123	63,052
	Credit Suisse	2.200%	1/14/14	11,800	11,939
	Credit Suisse	5.500%	5/1/14	71,460	76,201
	Credit Suisse	3.500%	3/23/15	40,240	42,215

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Credit Suisse USA Inc.	5.500%	8/15/13	9,750	10,156
	Credit Suisse USA Inc.	4.875%	1/15/15	17,853	19,291
	Credit Suisse USA Inc.	5.125%	8/15/15	34,100	37,546
	Credit Suisse USA Inc.	5.375%	3/2/16	24,875	27,557
	Credit Suisse USA Inc.	5.850%	8/16/16	36,650	41,675
	Deutsche Bank AG	5.375%	10/12/12	40,745	41,080
	Deutsche Bank AG	2.375%	1/11/13	35,885	36,144
	Deutsche Bank AG	4.875%	5/20/13	99,961	103,211
	Deutsche Bank AG	3.450%	3/30/15	47,310	49,531
	Deutsche Bank AG	3.250%	1/11/16	90,125	93,590
	Deutsche Bank AG	6.000%	9/1/17	9,800	11,357
	Deutsche Bank Financial LLC	5.375%	3/2/15	6,794	7,141
6	DNB Bank ASA	3.200%	4/3/17	5,000	5,112
	Fifth Third Bancorp	6.250%	5/1/13	27,127	28,206
	Fifth Third Bancorp	3.625%	1/25/16	37,000	39,479
	Fifth Third Bank	4.750%	2/1/15	16,400	17,561
3	Fifth Third Capital Trust IV	6.500%	4/15/67	395	393
	First Horizon National Corp.	5.375%	12/15/15	33,775	35,887
	Golden West Financial Corp.	4.750%	10/1/12	17,700	17,810
	Goldman Sachs Group Inc.	4.750%	7/15/13	3,623	3,742
	Goldman Sachs Group Inc.	5.250%	10/15/13	39,485	41,202
	Goldman Sachs Group Inc.	5.150%	1/15/14	6,730	7,037
	Goldman Sachs Group Inc.	6.000%	5/1/14	40,537	43,255
	Goldman Sachs Group Inc.	5.000%	10/1/14	15,515	16,337
	Goldman Sachs Group Inc.	5.125%	1/15/15	37,923	40,160
	Goldman Sachs Group Inc.	3.300%	5/3/15	42,200	42,964
	Goldman Sachs Group Inc.	3.700%	8/1/15	46,750	48,137
	Goldman Sachs Group Inc.	5.350%	1/15/16	57,000	61,348
	Goldman Sachs Group Inc.	3.625%	2/7/16	58,810	60,293
	Goldman Sachs Group Inc.	5.750%	10/1/16	38,000	41,737
	Goldman Sachs Group Inc.	5.625%	1/15/17	12,690	13,462
6	HSBC Bank plc	1.625%	8/12/13	9,780	9,840
	HSBC Bank USA NA	4.625%	4/1/14	23,330	24,382
	HSBC USA Inc.	2.375%	2/13/15	84,772	86,621
6	ING Bank NV	3.750%	3/7/17	13,640	13,734
	JPMorgan Chase & Co.	4.750%	5/1/13	21,126	21,751
	JPMorgan Chase & Co.	1.650%	9/30/13	1,750	1,765
	JPMorgan Chase & Co.	5.375%	1/15/14	6,925	7,344
	JPMorgan Chase & Co.	2.050%	1/24/14	29,125	29,582
	JPMorgan Chase & Co.	4.875%	3/15/14	34,090	35,867
	JPMorgan Chase & Co.	4.650%	6/1/14	28,363	30,124
	JPMorgan Chase & Co.	5.125%	9/15/14	46,219	49,231
	JPMorgan Chase & Co.	3.700%	1/20/15	43,507	45,822
	JPMorgan Chase & Co.	4.750%	3/1/15	14,210	15,339
	JPMorgan Chase & Co.	1.875%	3/20/15	16,360	16,542
	JPMorgan Chase & Co.	3.400%	6/24/15	18,040	18,932
5	JPMorgan Chase & Co.	1.536%	9/1/15	10,570	10,410
	JPMorgan Chase & Co.	5.150%	10/1/15	9,750	10,626
	JPMorgan Chase & Co.	2.600%	1/15/16	19,937	20,539
	JPMorgan Chase & Co.	3.450%	3/1/16	37,180	39,316
	JPMorgan Chase & Co.	3.150%	7/5/16	43,820	46,093
	KeyBank NA	5.450%	3/3/16	10,483	11,542
	KeyCorp	6.500%	5/14/13	19,375	20,213
	KeyCorp	3.750%	8/13/15	24,375	25,983
	Lloyds TSB Bank plc	4.875%	1/21/16	92,450	98,477
	Lloyds TSB Bank plc	4.200%	3/28/17	80,450	84,058
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	18,781	22,089
	Mellon Funding Corp.	5.200%	5/15/14	7,900	8,503
	Mellon Funding Corp.	5.000%	12/1/14	6,100	6,561
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	15,405	15,681
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	12,990	13,406
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	3,050	3,160
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	29,825	31,294
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	17,620	18,445

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	11,875	12,629
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	4,570	4,795
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	12,715	14,266
	Morgan Stanley	2.875%	1/24/14	27,300	27,265
	Morgan Stanley	4.750%	4/1/14	53,100	54,129
	Morgan Stanley	6.000%	5/13/14	33,924	35,698
	Morgan Stanley	4.200%	11/20/14	24,040	24,447
	Morgan Stanley	4.100%	1/26/15	36,900	37,340
	Morgan Stanley	6.000%	4/28/15	29,560	31,207
	Morgan Stanley	4.000%	7/24/15	16,450	16,684
	Morgan Stanley	5.375%	10/15/15	26,330	27,404
	Morgan Stanley	3.450%	11/2/15	9,750	9,663
	Morgan Stanley	3.800%	4/29/16	39,970	39,563
	Morgan Stanley	5.750%	10/18/16	19,595	20,565
	Morgan Stanley	5.450%	1/9/17	38,130	39,346
	Morgan Stanley	4.750%	3/22/17	19,605	19,868
	Morgan Stanley	5.550%	4/27/17	9,745	10,048
	Morgan Stanley	6.250%	8/28/17	13,540	14,212
	National Australia Bank Ltd.	2.000%	3/9/15	40,660	41,241
	National Australia Bank Ltd.	1.600%	8/7/15	29,250	29,293
	National Australia Bank Ltd.	2.750%	3/9/17	43,860	45,230
	National Bank of Canada	1.500%	6/26/15	33,200	33,665
	National City Bank	4.625%	5/1/13	4,170	4,298
	National City Bank	5.250%	12/15/16	14,000	15,691
	National City Bank	5.800%	6/7/17	14,625	16,933
	National City Corp.	4.900%	1/15/15	25,030	27,340
6	Nordea Bank AB	3.125%	3/20/17	31,100	31,965
	North Fork Bancorporation Inc.	5.875%	8/15/12	8,070	8,082
	PNC Funding Corp.	3.000%	5/19/14	19,760	20,524
	PNC Funding Corp.	5.400%	6/10/14	6,820	7,374
	PNC Funding Corp.	3.625%••/8/15	2/8/15	34,200	36,430
	PNC Funding Corp.	4.250%	9/21/15	23,385	25,615
	PNC Funding Corp.	5.250%	11/15/15	25,165	28,012
	PNC Funding Corp.	2.700%	9/19/16	50,210	52,891
3,5	RBS Capital Trust IV	1.261%	9/29/49	10,700	4,869
	Royal Bank of Canada	1.125%	1/15/14	41,800	42,192
	Royal Bank of Canada	1.150%	3/13/15	19,324	19,575
	Royal Bank of Canada	2.625%	12/15/15	4,380	4,620
	Royal Bank of Canada	2.875%	4/19/16	73,300	77,783
	Royal Bank of Canada	2.300%	7/20/16	39,250	40,831
	Royal Bank of Scotland plc	3.400%	8/23/13	61,355	62,205
	Royal Bank of Scotland plc	3.250%	1/11/14	20,500	20,752
6	Royal Bank of Scotland plc	4.875%	8/25/14	23,152	24,142
	Royal Bank of Scotland plc	4.875%	3/16/15	42,659	44,617
	Royal Bank of Scotland plc	3.950%	9/21/15	90,368	92,785
	Royal Bank of Scotland plc	4.375%	3/16/16	62,490	65,228
	Santander Holdings USA Inc.	4.625%	4/19/16	8,600	8,573
6	Santander US Debt SA Unipersonal	2.991%	10/7/13	57,300	56,131
	SouthTrust Corp.	5.800%	6/15/14	25,467	27,365
	State Street Bank & Trust Co.	5.300%	1/15/16	7,261	8,137
	State Street Corp.	2.875%	3/7/16	43,900	46,919
6	Sumitomo Mitsui Banking Corp.	2.150%	7/22/13	24,085	24,299
	Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	14,300	14,409
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	19,500	19,615
	SunTrust Banks Inc.	3.600%	4/15/16	25,200	26,433
	SunTrust Banks Inc.	3.500%	1/20/17	6,800	7,119
	Svenska Handelsbanken AB	3.125%	7/12/16	23,060	24,186
	Svenska Handelsbanken AB	2.875%	4/4/17	15,000	15,626
	Toronto-Dominion Bank	2.500%	7/14/16	23,796	24,905
	Toronto-Dominion Bank	2.375%	10/19/16	69,120	72,429
	UBS AG	2.250%	1/28/14	73,350	74,225
	UBS AG	3.875%	1/15/15	46,403	48,504
	UBS AG	5.875%	7/15/16	12,002	12,846
	UBS AG	5.875%	12/20/17	4,536	5,256

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Union Bank NA	5.950%	5/11/16	42,695	47,825
	Union Bank NA	3.000%	6/6/16	24,375	25,562
	Union Bank NA	2.125%	6/16/17	13,575	13,656
	UnionBanCal Corp.	5.250%	12/16/13	10,996	11,526
	US Bancorp	1.375%	9/13/13	11,415	11,521
	US Bancorp	1.125%	10/30/13	21,950	22,102
	US Bancorp	4.200%	5/15/14	29,223	31,105
	US Bancorp	2.875%	11/20/14	24,352	25,582
	US Bancorp	2.450%	7/27/15	34,100	35,804
	US Bancorp	2.200%	11/15/16	29,200	30,496
	US Bancorp	1.650%	5/15/17	24,600	25,026
	US Bank NA	6.300%	2/4/14	48,850	52,928
5	US Bank NA	0.735%	10/14/14	21,100	20,950
	US Bank NA	4.950%	10/30/14	19,420	21,154
3	US Bank NA	3.778%	4/29/20	28,050	29,532
	Wachovia Bank NA	4.800%	11/1/14	18,250	19,588
	Wachovia Bank NA	4.875%	2/1/15	11,500	12,420
	Wachovia Bank NA	5.000%	8/15/15	9,750	10,693
	Wachovia Corp.	5.500%	5/1/13	15,482	16,044
	Wachovia Corp.	4.875%	2/15/14	13,305	13,978
	Wachovia Corp.	5.250%	8/1/14	41,415	44,375
	Wachovia Corp.	5.625%	10/15/16	34,080	38,715
7	Washington Mutual Bank	6.875%	6/15/11	21,983	44
	Wells Fargo & Co.	4.625%	4/15/14	13,750	14,462
	Wells Fargo & Co.	3.750%	10/1/14	47,298	50,003
	Wells Fargo & Co.	1.250%	2/13/15	22,630	22,719
	Wells Fargo & Co.	3.625%	4/15/15	26,620	28,298
	Wells Fargo & Co.	1.500%	7/1/15	37,900	38,205
	Wells Fargo & Co.	3.676%	6/15/16	33,120	35,902
	Wells Fargo & Co.	2.625%	12/15/16	23,365	24,608
	Wells Fargo & Co.	2.100%	5/8/17	42,355	43,410
	Wells Fargo Bank NA	4.750%	2/9/15	11,265	12,104
	Westpac Banking Corp.	2.100%	8/2/13	66,500	67,573
	Westpac Banking Corp.	1.850%	12/9/13	52,240	53,028
	Westpac Banking Corp.	4.200%	2/27/15	46,575	50,038
	Westpac Banking Corp.	3.000%	8/4/15	27,650	29,040
	Westpac Banking Corp.	3.000%	12/9/15	52,650	55,330
6	Westpac Securities NZ Ltd.	2.625%	1/28/13	30,000	30,329
	Brokerage (0.4%)
	Ameriprise Financial Inc.	5.650%	11/15/15	6,820	7,738
	BlackRock Inc.	3.500%	12/10/14	28,120	29,869
	Charles Schwab Corp.	4.950%	6/1/14	24,740	26,597
	Franklin Resources Inc.	2.000%	5/20/13	17,700	17,922
	Jefferies Group Inc.	5.875%	6/8/14	6,950	7,280
	Jefferies Group Inc.	3.875%	11/9/15	19,500	19,305
	Jefferies Group Inc.	5.125%	4/13/18	1,825	1,793
7	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	TD Ameritrade Holding Corp.	2.950%	12/1/12	17,575	17,686
	TD Ameritrade Holding Corp.	4.150%	12/1/14	14,600	15,566
	Finance Companies (2.0%)
	General Electric Capital Corp.	3.500%	8/13/12	8,810	8,818
	General Electric Capital Corp.	4.800%	5/1/13	41,730	43,060
	General Electric Capital Corp.	1.875%	9/16/13	50,725	51,460
	General Electric Capital Corp.	2.100%	1/7/14	18,740	19,062
	General Electric Capital Corp.	5.900%	5/13/14	26,050	28,325
	General Electric Capital Corp.	5.500%	6/4/14	14,550	15,759
	General Electric Capital Corp.	4.750%	9/15/14	10,000	10,730
	General Electric Capital Corp.	3.750%	11/14/14	33,995	35,879
	General Electric Capital Corp.	2.150%	1/9/15	25,025	25,643
	General Electric Capital Corp.	4.375%	9/21/15	33,649	36,829
	General Electric Capital Corp.	2.250%	11/9/15	18,790	19,336
	General Electric Capital Corp.	5.000%	1/8/16	22,905	25,425
	General Electric Capital Corp.	2.950%	5/9/16	24,400	25,618

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	3.350%	10/17/16	36,630	39,172
	General Electric Capital Corp.	2.900%	1/9/17	29,275	30,719
3	General Electric Capital Corp.	6.375%	11/15/67	14,450	15,209
5	HSBC Finance Corp.	0.818%	9/14/12	7,800	7,798
	HSBC Finance Corp.	6.375%	11/27/12	53,347	54,287
	HSBC Finance Corp.	5.250%	1/15/14	71,903	75,697
	HSBC Finance Corp.	5.250%	4/15/15	19,400	20,816
	HSBC Finance Corp.	5.000%	6/30/15	29,495	31,863
	HSBC Finance Corp.	5.500%	1/19/16	50,185	54,719
5	HSBC Finance Corp.	0.897%	6/1/16	11,250	10,514
	SLM Corp.	5.375%	5/15/14	14,600	15,292
	SLM Corp.	5.050%	11/14/14	12,875	13,387
	SLM Corp.	6.250%	1/25/16	35,041	37,127
	SLM Corp.	6.000%	1/25/17	28,170	29,766
6	USAA Capital Corp.	3.500%	7/17/14	9,600	10,107
6	USAA Capital Corp.	1.050%	9/30/14	17,340	17,442
6	USAA Capital Corp.	2.250%	12/13/16	9,840	10,220
	Insurance (4.4%)
	ACE INA Holdings Inc.	5.875%	6/15/14	28,865	31,334
	ACE INA Holdings Inc.	5.600%	5/15/15	17,780	19,895
	ACE INA Holdings Inc.	2.600%	11/23/15	25,560	26,769
	ACE INA Holdings Inc.	5.700%	2/15/17	11,537	13,726
	Aegon NV	4.750%	6/1/13	24,150	24,899
	Aetna Inc.	6.000%	6/15/16	23,090	26,945
	Aetna Inc.	1.750%	5/15/17	4,875	4,934
	Aflac Inc.	3.450%	8/15/15	10,200	10,885
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	7,142	8,240
	Allstate Corp.	6.200%	5/16/14	12,700	13,955
	Allstate Corp.	5.000%	8/15/14	400	434
	Allstate Life Global Funding Trusts	5.375%	4/30/13	32,100	33,288
	American International Group Inc.	3.650%	1/15/14	17,165	17,574
	American International Group Inc.	4.250%	9/15/14	32,100	33,592
	American International Group Inc.	5.050%	10/1/15	25,250	27,284
	American International Group Inc.	4.875%	9/15/16	30,405	32,761
	American International Group Inc.	5.600%	10/18/16	9,770	10,696
	American International Group Inc.	3.800%	3/22/17	21,465	22,292
	American International Group Inc.	5.450%	5/18/17	13,300	14,659
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	4,205	4,480
	Axis Capital Holdings Ltd.	5.750%	12/1/14	38,900	41,275
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	25,820	26,310
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	67,550	69,693
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	6,650	6,965
	Berkshire Hathaway Finance Corp.	1.500%	1/10/14	22,900	23,275
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	13,900	15,089
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25,715	27,071
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	11,700	11,934
	Berkshire Hathaway Inc.	2.125%	2/11/13	77,520	78,244
	Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,462
	Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	5,063
	Berkshire Hathaway Inc.	1.900%	1/31/17	23,195	24,017
	Chubb Corp.	5.200%	4/1/13	2,067	2,132
3	Chubb Corp.	6.375%	3/29/67	5,860	6,124
	Cigna Corp.	2.750%	11/15/16	29,100	30,424
	CNA Financial Corp.	5.850%	12/15/14	29,630	31,836
	CNA Financial Corp.	6.500%	8/15/16	10,745	12,205
	Genworth Financial Inc.	5.750%	6/15/14	9,700	9,991
	Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,824
	Hartford Financial Services Group Inc.	5.375%	3/15/17	6,255	6,741
	Hartford Financial Services Group Inc.	4.000%	10/15/17	2,585	2,643
6	Jackson National Life Global Funding	5.375%	5/8/13	44,193	45,734
	Lincoln National Corp.	5.650%	8/27/12	20,075	20,140
	Manulife Financial Corp.	3.400%	9/17/15	14,620	15,274
6	MassMutual Global Funding II	3.125%	4/14/16	14,850	15,750

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MetLife Inc.	2.375%	2/6/14	58,500	59,768
	MetLife Inc.	6.750%	6/1/16	17,260	20,494
6	Metropolitan Life Global Funding I	2.500%	1/11/13	6,965	7,032
6	Metropolitan Life Global Funding I	5.125%	4/10/13	15,992	16,488
6	Metropolitan Life Global Funding I	5.125%	6/10/14	12,615	13,511
5,6	Monumental Global Funding III	0.621%	1/25/13	8,525	8,505
5,6	Monumental Global Funding III	0.655%	1/15/14	14,650	14,423
6	Monumental Global Funding III	5.250%	1/15/14	12,710	13,349
6	Monumental Global Funding Ltd.	5.500%	4/22/13	1,200	1,239
6	New York Life Global Funding	3.000%	5/4/15	20,560	21,767
6	Pacific Life Global Funding	5.150%	4/15/13	6,150	6,328
6	Pricoa Global Funding I	5.400%	10/18/12	17,330	17,506
6	Pricoa Global Funding I	5.450%	6/11/14	36,700	39,535
	Principal Financial Group Inc.	7.875%	5/15/14	23,450	26,343
6	Principal Life Global Funding I	5.250%	1/15/13	2,425	2,475
6	Principal Life Global Funding I	5.125%	10/15/13	34,280	35,968
6	Principal Life Global Funding I	5.050%	3/15/15	7,750	8,424
	Principal Life Income Funding Trusts	5.300%	12/14/12	1,500	1,526
	Principal Life Income Funding Trusts	5.300%	4/24/13	11,000	11,388
	Protective Life Corp.	4.300%	6/1/13	8,540	8,781
	Prudential Financial Inc.	3.625%	9/17/12	19,275	19,344
	Prudential Financial Inc.	2.750%	1/14/13	10,000	10,086
	Prudential Financial Inc.	5.150%	1/15/13	31,330	31,945
	Prudential Financial Inc.	5.100%	9/20/14	9,350	10,120
	Prudential Financial Inc.	6.200%	1/15/15	4,890	5,410
	Prudential Financial Inc.	4.750%	9/17/15	19,095	20,927
	Prudential Financial Inc.	3.000%	5/12/16	11,725	12,199
	Reinsurance Group of America Inc.	5.625%	3/15/17	6,000	6,598
6	TIAA Global Markets Inc.	4.950%	7/15/13	5,800	6,039
	Transatlantic Holdings Inc.	5.750%	12/14/15	33,950	37,271
	Travelers Cos. Inc.	6.250%	6/20/16	10,125	11,921
	Travelers Property Casualty Corp.	5.000%	3/15/13	27,640	28,423
	UnitedHealth Group Inc.	5.500%	11/15/12	20,125	20,422
	UnitedHealth Group Inc.	4.875%	2/15/13	37,455	38,337
	UnitedHealth Group Inc.	4.875%	4/1/13	34,844	35,852
	UnitedHealth Group Inc.	5.000%	8/15/14	13,335	14,483
	WellPoint Inc.	6.800%	8/1/12	19,558	19,558
	WellPoint Inc.	6.000%	2/15/14	41,400	44,466
	WellPoint Inc.	5.000%	12/15/14	12,700	13,815
	WellPoint Inc.	5.250%	1/15/16	9,985	11,197
	WellPoint Inc.	2.375%	2/15/17	19,505	20,081
	Willis North America Inc.	5.625%	7/15/15	28,784	31,140
	Willis North America Inc.	6.200%	3/28/17	7,905	8,917
	XL Group plc	5.250%	9/15/14	42,514	45,112
	Other Finance (0.0%)
	ORIX Corp.	3.750%	3/9/17	19,000	19,293

	Real Estate Investment Trusts (1.5%)
	Boston Properties LP	6.250%	1/15/13	2,693	2,767
	Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,141
	Brandywine Operating Partnership LP	7.500%	5/15/15	9,750	10,916
	Brandywine Operating Partnership LP	5.700%	5/1/17	2,925	3,191
	Camden Property Trust	5.000%	6/15/15	6,300	6,804
	DDR Corp.	5.500%	5/1/15	20,772	22,200
	Digital Realty Trust LP	4.500%	7/15/15	50,080	53,208
	Duke Realty LP	4.625%	5/15/13	9,725	9,986
	Duke Realty LP	6.250%	5/15/13	10,076	10,431
	ERP Operating LP	5.250%	9/15/14	9,740	10,546
	ERP Operating LP	6.584%	4/13/15	7,583	8,567
	ERP Operating LP	5.125%	3/15/16	15,380	17,171
	ERP Operating LP	5.375%	8/1/16	11,640	13,220
	HCP Inc.	2.700%	2/1/14	14,550	14,828
	HCP Inc.	3.750%	2/1/16	14,550	15,387

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HCP Inc.	6.000%	1/30/17	9,750	11,091
	Health Care REIT Inc.	5.875%	5/15/15	5,580	6,153
	Health Care REIT Inc.	3.625%	3/15/16	9,675	10,095
	Health Care REIT Inc.	4.700%	9/15/17	4,690	5,064
	Health Care REIT Inc.	4.125%	4/1/19	3,945	4,101
	Hospitality Properties Trust	7.875%	8/15/14	8,350	9,060
	Kilroy Realty LP	5.000%	11/3/15	14,550	15,708
	Kimco Realty Corp.	5.783%	3/15/16	15,783	17,648
	Liberty Property LP	6.375%	8/15/12	19,020	19,059
	ProLogis LP	6.250%	3/15/17	8,275	9,443
	ProLogis LP	4.500%	8/15/17	7,300	7,813
	Senior Housing Properties Trust	4.300%	1/15/16	9,700	9,942
	Simon Property Group LP	6.750%	5/15/14	10,800	11,715
	Simon Property Group LP	5.100%	6/15/15	9,125	10,033
	Simon Property Group LP	6.100%	5/1/16	5,820	6,657
	Simon Property Group LP	5.250%	12/1/16	6,226	7,054
	Simon Property Group LP	2.800%	1/30/17	32,470	34,001
	Simon Property Group LP	5.875%	3/1/17	4,875	5,724
	Simon Property Group LP	2.150%	9/15/17	53,600	54,763
	Tanger Properties LP	6.150%	11/15/15	15,860	17,813
	Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	17,575	18,272
6	WCI Finance LLC / WEA Finance LLC	5.400%	10/1/12	43,645	43,978
6	WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	23,125	25,228
6	WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	35,550	38,843
					11,626,838
Industrial (29.3%)
	Basic Industry (2.5%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	12,300	12,520
	Air Products & Chemicals Inc.	2.000%	8/2/16	9,825	10,203
	Alcoa Inc.	6.750%	7/15/18	9,750	11,077
6	Anglo American Capital plc	2.625%	4/3/17	14,550	14,710
	ArcelorMittal	5.375%	6/1/13	34,280	35,290
	ArcelorMittal	9.000%	2/15/15	18,985	21,452
	ArcelorMittal	3.750%	8/5/15	11,488	11,655
	ArcelorMittal	4.500%	2/25/17	50,725	50,315
	ArcelorMittal USA LLC	6.500%	4/15/14	11,285	11,929
	Barrick Gold Corp.	1.750%	5/30/14	36,040	36,649
	Barrick Gold Corp.	2.900%	5/30/16	17,330	18,225
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	6,966	7,184
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	55,475	59,985
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	45,775	46,349
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	23,315	24,136
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	36,050	36,816
	Celulosa Arauco y Constitucion SA	5.125%	7/9/13	4,880	5,017
	Dow Chemical Co.	7.600%	5/15/14	22,855	25,434
	Dow Chemical Co.	5.900%	2/15/15	11,250	12,587
	Dow Chemical Co.	2.500%	2/15/16	14,626	15,202
	Eastman Chemical Co.	2.400%	6/1/17	24,383	25,016
	Ecolab Inc.	3.000%	12/8/16	19,882	21,188
	EI du Pont de Nemours & Co.	5.875%	1/15/14	208	224
	EI du Pont de Nemours & Co.	1.950%	1/15/16	33,820	35,182
	EI du Pont de Nemours & Co.	2.750%	4/1/16	4,149	4,419
	EI du Pont de Nemours & Co.	5.250%	12/15/16	14,804	17,468
	EI du Pont de Nemours & Co.	6.000%	7/15/18	9,753	12,296
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	9,745	9,784
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	6,820	6,866
	International Paper Co.	5.300%	4/1/15	4,750	5,215
	International Paper Co.	7.950%	6/15/18	7,250	9,259
	Monsanto Co.	2.750%	4/15/16	6,499	6,942
	Praxair Inc.	1.750%	11/15/12	20,200	20,288
	Praxair Inc.	4.625%	3/30/15	17,161	18,880
	Praxair Inc.	5.200%	3/15/17	9,263	10,874
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	120,666	137,289

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	15,242	15,723
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	35,578	37,377
	Rio Tinto Finance USA plc	2.000%	3/22/17	21,450	22,187
	Rohm & Haas Co.	5.600%	3/15/13	20,310	20,901
	Teck Resources Ltd.	10.250%	5/15/16	19,290	21,522
	Vale Overseas Ltd.	6.250%	1/11/16	14,610	16,386
	Vale Overseas Ltd.	6.250%	1/23/17	34,040	38,842
6	Xstrata Finance Canada Ltd.	3.600%	1/15/17	15,600	16,175
	Capital Goods (3.3%)
	ABB Finance USA Inc.	1.625%	5/8/17	14,630	14,870
6	ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	15,263
	Bemis Co. Inc.	5.650%	8/1/14	10,130	11,000
	Black & Decker Corp.	5.750%	11/15/16	14,640	17,082
	Boeing Capital Corp.	5.800%	1/15/13	22,048	22,588
	Boeing Capital Corp.	2.125%	8/15/16	5,300	5,550
	Boeing Co.	5.125%	2/15/13	28,820	29,553
	Boeing Co.	3.500%	2/15/15	4,750	5,097
	Case New Holland Inc.	7.750%	9/1/13	27,925	29,670
	Caterpillar Financial Services Corp.	2.000%	4/5/13	4,520	4,570
	Caterpillar Financial Services Corp.	4.900%	8/15/13	16,495	17,246
	Caterpillar Financial Services Corp.	6.200%	9/30/13	27,200	29,007
	Caterpillar Financial Services Corp.	6.125%	2/17/14	24,280	26,361
	Caterpillar Financial Services Corp.	1.650%	4/1/14	26,625	27,097
5	Caterpillar Financial Services Corp.	0.816%	2/9/15	32,620	32,744
	Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	13,061
	Caterpillar Financial Services Corp.	1.100%	5/29/15	17,910	18,151
	Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,743
	Caterpillar Financial Services Corp.	2.650%	4/1/16	14,665	15,486
	Caterpillar Financial Services Corp.	2.050%	8/1/16	20,610	21,435
	Caterpillar Financial Services Corp.	1.625%	6/1/17	4,885	4,987
	Caterpillar Inc.	1.500%	6/26/17	9,750	9,905
	Cooper US Inc.	5.250%	11/15/12	19,115	19,370
	CRH America Inc.	5.300%	10/15/13	21,527	22,476
	CRH America Inc.	4.125%	1/15/16	38,050	39,209
	Danaher Corp.	1.300%	6/23/14	13,300	13,456
	Danaher Corp.	2.300%	6/23/16	14,198	14,942
	Eaton Corp.	5.950%	3/20/14	9,750	10,532
	Emerson Electric Co.	5.625%	11/15/13	7,800	8,303
	Emerson Electric Co.	4.125%	4/15/15	9,220	9,986
	General Dynamics Corp.	4.250%	5/15/13	6,500	6,697
	General Dynamics Corp.	5.250%	2/1/14	41,916	44,847
	General Dynamics Corp.	1.375%	1/15/15	30,595	31,173
	General Dynamics Corp.	2.250%	7/15/16	5,637	5,933
	General Electric Co.	5.000%	2/1/13	176,515	180,504
	General Electric Co.	5.250%	12/6/17	60,380	71,398
	Harsco Corp.	5.125%	9/15/13	8,000	8,322
	Harsco Corp.	2.700%	10/15/15	37,250	37,491
	Honeywell International Inc.	4.250%	3/1/13	4,250	4,346
	Illinois Tool Works Inc.	5.150%	4/1/14	18,725	20,181
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	18,270	19,221
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	36,003	40,841
	John Deere Capital Corp.	5.250%	10/1/12	9,340	9,413
	John Deere Capital Corp.	1.875%	6/17/13	30,850	31,274
	John Deere Capital Corp.	4.900%	9/9/13	15,397	16,156
	John Deere Capital Corp.	1.250%	12/2/14	11,470	11,649
	John Deere Capital Corp.	2.950%	3/9/15	32,950	34,868
	John Deere Capital Corp.	0.950%	6/29/15	16,575	16,642
	John Deere Capital Corp.	2.250%	6/7/16	28,375	29,835
	John Deere Capital Corp.	1.850%	9/15/16	25,570	26,372
	John Deere Capital Corp.	2.000%	1/13/17	12,680	13,182
	John Deere Capital Corp.	1.400%	3/15/17	19,490	19,762
	L-3 Communications Corp.	6.375%	10/15/15	617	631
	L-3 Communications Corp.	3.950%	11/15/16	24,610	26,533

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lockheed Martin Corp.	2.125%	9/15/16	13,985	14,529
	Mohawk Industries Inc.	6.375%	1/15/16	5,471	6,033
	United Technologies Corp.	1.200%	6/1/15	11,500	11,707
	United Technologies Corp.	1.800%	6/1/17	48,720	50,447
	Waste Management Inc.	6.375%	3/11/15	5,817	6,562
	Waste Management Inc.	2.600%	9/1/16	8,200	8,560
	Communication (5.3%)
	America Movil SAB de CV	5.500%	3/1/14	20,916	22,362
	America Movil SAB de CV	3.625%	3/30/15	48,771	52,174
	America Movil SAB de CV	2.375%	9/8/16	70,260	72,778
	American Tower Corp.	4.625%	4/1/15	6,875	7,315
	AT&T Inc.	4.850%	2/15/14	23,431	24,969
	AT&T Inc.	5.100%	9/15/14	45,013	49,271
	AT&T Inc.	0.875%	2/13/15	26,250	26,479
	AT&T Inc.	2.500%	8/15/15	50,443	53,136
	AT&T Inc.	2.950%	5/15/16	22,580	24,267
	AT&T Inc.	5.625%	6/15/16	7,380	8,664
	AT&T Inc.	2.400%	8/15/16	56,408	59,671
	AT&T Inc.	1.600%	2/15/17	29,180	29,817
	AT&T Inc.	1.700%	6/1/17	24,370	25,050
	AT&T Inc.	5.500%	2/1/18	5,788	7,003
	BellSouth Corp.	5.200%	9/15/14	32,150	35,052
	British Telecommunications plc	5.150%	1/15/13	9,652	9,846
	Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	80,535	87,318
	Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	93,600	100,271
	CenturyLink Inc.	7.875%	8/15/12	13,550	13,581
	CenturyLink Inc.	5.000%	2/15/15	4,750	5,014
	Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	34,206	35,861
	Comcast Corp.	5.300%	1/15/14	26,309	28,006
	Comcast Corp.	6.500%	1/15/15	28,344	32,117
	Comcast Corp.	5.850%	11/15/15	13,578	15,610
	Comcast Corp.	6.500%	1/15/17	14,840	17,926
	COX Communications Inc.	5.450%	12/15/14	12,150	13,419
	Deutsche Telekom International Finance BV	5.250%	7/22/13	9,100	9,485
	Deutsche Telekom International Finance BV	4.875%	7/8/14	3,265	3,472
6	Deutsche Telekom International Finance BV	3.125%	4/11/16	17,100	17,790
6	Deutsche Telekom International Finance BV	2.250%	3/6/17	7,075	7,176
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	27,250	28,867
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	17,710	18,668
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	32,925	35,157
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	38,980	40,020
	Discovery Communications LLC	3.700%	6/1/15	39,390	42,293
	France Telecom SA	4.375%	7/8/14	84,006	88,806
	France Telecom SA	2.125%	9/16/15	26,540	27,054
	France Telecom SA	2.750%	9/14/16	17,030	17,713
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	14,650	15,895
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	6,200	6,285
	NBCUniversal Media LLC	2.100%	4/1/14	29,200	29,813
	NBCUniversal Media LLC	3.650%	4/30/15	10,780	11,536
	NBCUniversal Media LLC	2.875%	4/1/16	52,675	55,660
	News America Inc.	5.300%	12/15/14	13,550	14,884
	Omnicom Group Inc.	5.900%	4/15/16	16,625	19,225
	Qwest Corp.	7.500%	10/1/14	4,875	5,487
	Reed Elsevier Capital Inc.	7.750%	1/15/14	9,150	10,012
	Rogers Communications Inc.	6.375%	3/1/14	14,002	15,211
	TCI Communications Inc.	8.750%	8/1/15	9,860	11,998
	Telecom Italia Capital SA	5.250%	11/15/13	49,375	50,525
	Telecom Italia Capital SA	6.175%	6/18/14	33,657	34,039
	Telecom Italia Capital SA	4.950%	9/30/14	38,431	38,107
	Telecom Italia Capital SA	5.250%	10/1/15	33,873	33,795
	Telefonica Emisiones SAU	5.855%	2/4/13	4,930	5,002
	Telefonica Emisiones SAU	4.949%	1/15/15	26,805	26,166
	Telefonica Emisiones SAU	3.992%	2/16/16	6,820	6,409

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Telefonica Emisiones SAU	6.421%	6/20/16	21,520	21,399
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	4,875	5,354
	Thomson Reuters Corp.	5.950%	7/15/13	50,874	53,416
	Thomson Reuters Corp.	5.700%	10/1/14	22,400	24,591
	Time Warner Cable Inc.	8.250%	2/14/14	11,400	12,662
	Time Warner Cable Inc.	7.500%	4/1/14	22,545	24,998
	Time Warner Cable Inc.	3.500%	2/1/15	5,650	5,996
	Time Warner Cable Inc.	5.850%	5/1/17	32,160	38,145
	Verizon Communications Inc.	4.350%	2/15/13	24,055	24,553
	Verizon Communications Inc.	1.950%	3/28/14	23,460	24,068
	Verizon Communications Inc.	1.250%	11/3/14	50,050	50,860
	Verizon Communications Inc.	4.900%	9/15/15	7,300	8,170
	Verizon Communications Inc.	5.550%	2/15/16	35,283	40,942
	Verizon Communications Inc.	2.000%	11/1/16	45,941	47,874
	Verizon Communications Inc.	5.500%	4/1/17	13,675	16,254
	Vodafone Group plc	4.150%	6/10/14	67,866	72,278
	Vodafone Group plc	2.875%	3/16/16	27,380	29,135
	Vodafone Group plc	5.625%	2/27/17	16,012	19,029
	Vodafone Group plc	1.625%	3/20/17	34,430	34,954
	WPP Finance UK	8.000%	9/15/14	17,480	19,804
	Consumer Cyclical (3.6%)
6	American Honda Finance Corp.	2.375%	3/18/13	33,900	34,321
6	American Honda Finance Corp.	4.625%	4/2/13	18,650	19,167
6	American Honda Finance Corp.	6.700%	10/1/13	19,400	20,700
6	American Honda Finance Corp.	2.500%	9/21/15	10,190	10,583
	Best Buy Co. Inc.	6.750%	7/15/13	9,350	9,712
	CVS Caremark Corp.	3.250%	5/18/15	22,070	23,416
	CVS Caremark Corp.	6.125%	8/15/16	4,860	5,740
6	Daimler Finance North America LLC	2.300%	1/9/15	19,480	19,878
6	Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,933
	Darden Restaurants Inc.	5.625%	10/15/12	15,055	15,205
	eBay Inc.	1.625%	10/15/15	15,783	16,281
	eBay Inc.	1.350%	7/15/17	8,560	8,607
6	Experian Finance plc	2.375%	6/15/17	6,820	6,879
	Ford Motor Credit Co. LLC	3.875%	1/15/15	33,983	35,174
	Ford Motor Credit Co. LLC	7.000%	4/15/15	31,649	35,175
	Ford Motor Credit Co. LLC	2.750%	5/15/15	24,380	24,600
	Ford Motor Credit Co. LLC	5.625%	9/15/15	20,143	21,872
	Ford Motor Credit Co. LLC	2.500%	1/15/16	17,080	17,025
6	Ford Motor Credit Co. LLC	4.207%	4/15/16	9,217	9,528
6	Ford Motor Credit Co. LLC	3.984%	6/15/16	45,200	46,556
	Ford Motor Credit Co. LLC	4.250%	2/3/17	13,655	14,324
	Ford Motor Credit Co. LLC	3.000%	6/12/17	24,125	24,011
	Ford Motor Credit Co. LLC	5.000%	5/15/18	14,280	15,173
6	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	6,154	6,522
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	8,352	8,518
6	Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	22,368
	Historic TW Inc.	9.125%	1/15/13	28,598	29,642
	Home Depot Inc.	5.400%	3/1/16	79,615	92,246
6	Hyundai Capital America	3.750%	4/6/16	4,160	4,350
6	Hyundai Capital Services Inc.	4.375%	7/27/16	15,860	16,804
	JC Penney Corp. Inc.	9.000%	8/1/12	23,036	23,007
6	Kia Motors Corp.	3.625%	6/14/16	8,600	8,940
	Lowe's Cos. Inc.	1.625%	4/15/17	36,029	36,768
	Macy's Retail Holdings Inc.	7.875%	7/15/15	13,724	16,201
	Macy's Retail Holdings Inc.	5.900%	12/1/16	36,480	42,456
	Macy's Retail Holdings Inc.	7.450%	7/15/17	9,720	11,954
	Marriott International Inc.	6.375%	6/15/17	6,872	8,128
6	Nissan Motor Acceptance Corp.	3.250%	1/30/13	38,040	38,358
6	Nissan Motor Acceptance Corp.	4.500%	1/30/15	5,600	5,975
	Nordstrom Inc.	6.750%	6/1/14	7,434	8,249
	Nordstrom Inc.	6.250%	1/15/18	6,599	7,989
5	PACCAR Financial Corp.	0.696%	4/5/13	50,535	50,665

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PACCAR Financial Corp.	1.550%	9/29/14	16,740	17,071
	PACCAR Financial Corp.	1.600%	3/15/17	12,000	12,232
6	RCI Banque SA	4.600%	4/12/16	8,088	8,037
	Staples Inc.	7.375%	10/1/12	22,580	22,817
	TJX Cos. Inc.	4.200%	8/15/15	5,360	5,870
	Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	16,883
	Toyota Motor Credit Corp.	1.250%	11/17/14	29,980	30,405
	Toyota Motor Credit Corp.	1.000%	2/17/15	41,340	41,712
	Toyota Motor Credit Corp.	0.875%	7/17/15	26,335	26,398
	Toyota Motor Credit Corp.	2.800%	1/11/16	19,741	20,929
	Toyota Motor Credit Corp.	2.000%	9/15/16	31,864	33,008
	Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	28,402
	Toyota Motor Credit Corp.	1.750%	5/22/17	11,039	11,277
	Viacom Inc.	1.250%	2/27/15	17,540	17,732
	Viacom Inc.	2.500%	12/15/16	10,400	10,854
6	Volkswagen International Finance NV	1.625%	8/12/13	19,525	19,505
6	Volkswagen International Finance NV	1.875%	4/1/14	49,860	50,473
6	Volkswagen International Finance NV	2.375%	3/22/17	14,620	15,002
	Wal-Mart Stores Inc.	1.625%	4/15/14	15,640	15,968
	Wal-Mart Stores Inc.	3.200%	5/15/14	9,445	9,924
	Wal-Mart Stores Inc.	2.875%	4/1/15	11,815	12,570
	Wal-Mart Stores Inc.	1.500%	10/25/15	38,550	39,673
	Wal-Mart Stores Inc.	2.800%	4/15/16	17,098	18,352
	Wal-Mart Stores Inc.	5.375%	4/5/17	40,673	48,785
6	Wesfarmers Ltd.	2.983%	5/18/16	6,180	6,427
	Western Union Co.	6.500%	2/26/14	28,250	30,689
	Wyndham Worldwide Corp.	2.950%	3/1/17	7,800	7,878
	Wyndham Worldwide Corp.	5.750%	2/1/18	6,820	7,641
	Consumer Noncyclical (7.5%)
	Abbott Laboratories	2.700%	5/27/15	19,525	20,659
	Abbott Laboratories	5.875%	5/15/16	31,445	37,283
	Allergan Inc.	5.750%	4/1/16	15,530	18,062
	Altria Group Inc.	8.500%	11/10/13	31,113	34,088
	Altria Group Inc.	4.125%	9/11/15	38,477	42,222
	Amgen Inc.	1.875%	11/15/14	45,820	46,801
	Amgen Inc.	2.300%	6/15/16	20,000	20,817
	Amgen Inc.	2.125%	5/15/17	44,600	45,913
	Anheuser-Busch Cos. LLC	5.000%	1/15/15	7,480	8,176
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,591
	Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	62,380	63,235
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	39,000	39,736
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	28,675	31,702
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	23,605	25,567
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	19,495	20,915
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	37,740	37,897
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	33,440	35,701
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	35,420	35,759
	AstraZeneca plc	5.400%	9/15/12	20,000	20,117
	AstraZeneca plc	5.400%	6/1/14	11,070	12,072
	Baxter International Inc.	1.800%	3/15/13	6,820	6,881
	Baxter International Inc.	5.375%	6/1/18	9,745	11,721
	Becton Dickinson & Co.	1.750%	11/8/16	19,495	20,108
	Biogen Idec Inc.	6.000%	3/1/13	41,165	42,364
	Boston Scientific Corp.	4.500%	1/15/15	37,900	40,589
	Boston Scientific Corp.	6.250%	11/15/15	10,150	11,501
	Boston Scientific Corp.	6.400%	6/15/16	15,572	18,118
	Bottling Group LLC	6.950%	3/15/14	10,283	11,329
	Bottling Group LLC	5.500%	4/1/16	32,960	38,272
	Bristol-Myers Squibb Co.	0.875%	8/1/17	19,500	19,367
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	4,380	4,691
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	17,290	18,250
	Cardinal Health Inc.	5.500%	6/15/13	4,245	4,422
	Cardinal Health Inc.	1.900%	6/15/17	6,830	6,959

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CareFusion Corp.	5.125%	8/1/14	13,970	14,991
	Celgene Corp.	2.450%	10/15/15	14,600	15,107
	Church & Dwight Co. Inc.	3.350%	12/15/15	9,760	10,272
	Clorox Co.	5.000%	3/1/13	2,750	2,822
6	Coca-Cola Amatil Ltd.	3.250%	11/2/14	6,560	6,839
	Coca-Cola Co.	0.750%	11/15/13	19,950	20,053
	Coca-Cola Co.	3.625%	3/15/14	19,635	20,636
	Coca-Cola Co.	1.500%	11/15/15	21,220	21,772
	Coca-Cola Co.	1.800%	9/1/16	39,010	40,532
	Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	20,400	21,372
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	17,575	19,441
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,904
	Covidien International Finance SA	1.875%	6/15/13	29,250	29,571
	CR Bard Inc.	2.875%	1/15/16	22,350	23,530
	Diageo Capital plc	1.500%	5/11/17	24,000	24,450
	Dr Pepper Snapple Group Inc.	2.350%	12/21/12	9,400	9,468
	Express Scripts Holding Co.	6.250%	6/15/14	7,505	8,215
6	Express Scripts Holding Co.	2.750%	11/21/14	16,560	17,054
6	Express Scripts Holding Co.	2.100%	2/12/15	29,220	29,596
	Express Scripts Holding Co.	3.125%	5/15/16	20,350	21,542
6	Express Scripts Holding Co.	3.500%	11/15/16	16,675	17,721
6	Express Scripts Holding Co.	2.650%	2/15/17	26,790	27,558
	Gilead Sciences Inc.	2.400%	12/1/14	19,480	20,140
	Gilead Sciences Inc.	3.050%	12/1/16	15,960	17,044
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	46,590	48,208
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	28,290	30,180
	GlaxoSmithKline Capital plc	0.750%	5/8/15	14,960	15,027
	GlaxoSmithKline Capital plc	1.500%	5/8/17	49,000	49,849
	HJ Heinz Co.	2.000%	9/12/16	7,910	8,203
	Hospira Inc.	5.900%	6/15/14	6,825	7,342
	Hospira Inc.	6.050%	3/30/17	6,390	7,265
	Kellogg Co.	1.750%	5/17/17	10,240	10,417
	Koninklijke Philips Electronics NV	5.750%	3/11/18	9,530	11,385
6	Kraft Foods Group Inc.	1.625%	6/4/15	14,625	14,844
6	Kraft Foods Group Inc.	2.250%	6/5/17	15,620	16,050
	Kraft Foods Inc.	6.000%	2/11/13	27,339	28,150
	Kraft Foods Inc.	2.625%	5/8/13	39,934	40,509
	Kraft Foods Inc.	5.250%	10/1/13	17,308	18,280
	Kraft Foods Inc.	6.750%	2/19/14	21,475	23,476
	Kraft Foods Inc.	4.125%	2/9/16	16,580	18,176
	Kraft Foods Inc.	6.500%	8/11/17	10,170	12,491
	Kroger Co.	5.000%	4/15/13	31,915	32,894
	Kroger Co.	7.500%	1/15/14	13,725	15,022
	Kroger Co.	2.200%	1/15/17	6,895	7,008
	Life Technologies Corp.	4.400%	3/1/15	14,600	15,530
	Lorillard Tobacco Co.	3.500%	8/4/16	16,500	17,483
	McKesson Corp.	5.250%	3/1/13	9,750	10,009
	McKesson Corp.	6.500%	2/15/14	9,070	9,842
	McKesson Corp.	3.250%	3/1/16	12,324	13,285
	Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,607
	Medco Health Solutions Inc.	6.125%	3/15/13	19,460	20,120
	Medco Health Solutions Inc.	2.750%	9/15/15	4,870	5,049
	Medtronic Inc.	4.500%	3/15/14	9,200	9,785
	Medtronic Inc.	3.000%	3/15/15	9,645	10,235
	Merck & Co. Inc.	4.750%	3/1/15	6,100	6,747
	Merck & Co. Inc.	4.000%	6/30/15	14,640	16,146
	Merck & Co. Inc.	2.250%	1/15/16	26,500	27,856
	Novartis Capital Corp.	1.900%	4/24/13	131,480	132,978
	Novartis Capital Corp.	4.125%	2/10/14	31,775	33,504
	Novartis Capital Corp.	2.900%	4/24/15	9,450	10,064
	PepsiAmericas Inc.	4.375%	2/15/14	14,370	15,182
	PepsiCo Inc.	4.650%	2/15/13	22,166	22,658
	PepsiCo Inc.	0.875%	10/25/13	12,920	12,991
	PepsiCo Inc.	3.750%	3/1/14	26,150	27,503

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	0.800%	8/25/14	16,405	16,534
	PepsiCo Inc.	3.100%	1/15/15	13,475	14,223
	PepsiCo Inc.	0.750%	3/5/15	19,495	19,566
	PepsiCo Inc.	2.500%	5/10/16	21,805	23,057
	Pfizer Inc.	4.500%	2/15/14	5,500	5,847
	Pfizer Inc.	5.350%	3/15/15	52,000	58,406
	Philip Morris International Inc.	4.875%	5/16/13	36,600	37,900
	Philip Morris International Inc.	6.875%	3/17/14	18,431	20,319
	Philip Morris International Inc.	2.500%	5/16/16	49,265	52,126
	Reynolds American Inc.	7.250%	6/1/13	7,800	8,196
	Reynolds American Inc.	7.625%	6/1/16	15,595	18,840
	Reynolds American Inc.	6.750%	6/15/17	2,680	3,256
6	Roche Holdings Inc.	5.000%	3/1/14	3,160	3,366
6	Roche Holdings Inc.	6.000%	3/1/19	20,825	26,410
	Safeway Inc.	6.250%	3/15/14	9,650	10,300
	Safeway Inc.	3.400%	12/1/16	14,610	14,683
	Sanofi	1.200%	9/30/14	39,700	40,308
	Sanofi	2.625%	3/29/16	25,485	27,057
	St. Jude Medical Inc.	2.200%	9/15/13	24,370	24,799
	St. Jude Medical Inc.	3.750%	7/15/14	18,575	19,657
	St. Jude Medical Inc.	2.500%	1/15/16	9,750	10,162
	Stryker Corp.	3.000%	1/15/15	13,600	14,356
	Stryker Corp.	2.000%	9/30/16	28,935	30,104
	Sysco Corp.	4.200%	2/12/13	9,255	9,442
6	Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	27,580	27,754
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	27,690	27,872
6	Tesco plc	2.000%	12/5/14	14,610	14,802
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	9,745	10,239
	Teva Pharmaceutical Finance II BV / Teva
	Pharmaceutical Finance III LLC	3.000%	6/15/15	35,570	37,838
	Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	28,730	29,326
	Thermo Fisher Scientific Inc.	2.150%	12/28/12	18,750	18,891
	Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,582
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	19,490	20,713
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	14,164
	Whirlpool Corp.	5.500%	3/1/13	36,291	37,233
	Wyeth LLC	5.500%	3/15/13	44,485	45,935
	Wyeth LLC	5.500%	2/1/14	53,732	57,705
	Wyeth LLC	5.500%	2/15/16	9,745	11,343
	Wyeth LLC	5.450%	4/1/17	3,270	3,896
	Energy (3.5%)
	Anadarko Petroleum Corp.	7.625%	3/15/14	14,610	16,040
	Anadarko Petroleum Corp.	5.750%	6/15/14	29,998	32,350
	Anadarko Petroleum Corp.	5.950%	9/15/16	30,687	35,512
	Anadarko Petroleum Corp.	6.375%	9/15/17	13,215	15,874
	Apache Corp.	5.250%	4/15/13	4,900	5,068
	Apache Corp.	1.750%	4/15/17	13,640	14,073
	BP Capital Markets plc	5.250%	11/7/13	36,654	38,842
	BP Capital Markets plc	3.625%	5/8/14	43,740	46,046
	BP Capital Markets plc	3.875%	3/10/15	95,055	102,217
	BP Capital Markets plc	3.125%	10/1/15	52,668	56,248
	BP Capital Markets plc	3.200%	3/11/16	38,365	41,169
	BP Capital Markets plc	2.248%	11/1/16	37,575	39,096
	BP Capital Markets plc	1.846%	5/5/17	24,700	25,286
	Canadian Natural Resources Ltd.	5.150%	2/1/13	14,020	14,339
	Canadian Natural Resources Ltd.	5.700%	5/15/17	6,820	8,094
	Cenovus Energy Inc.	4.500%	9/15/14	18,650	19,991
	ConocoPhillips	4.400%	5/15/13	13,725	14,154
	ConocoPhillips	4.750%	2/1/14	38,208	40,549
	ConocoPhillips	4.600%	1/15/15	6,830	7,501
	ConocoPhillips Australia Funding Co.	5.500%	4/15/13	9,516	9,854
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	28,280	33,627
	Devon Energy Corp.	5.625%	1/15/14	6,250	6,691

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Devon Energy Corp.	1.875%	5/15/17	9,750	9,947
	Ensco plc	3.250%	3/15/16	33,450	35,575
	EOG Resources Inc.	2.950%	6/1/15	23,855	25,253
6	GS Caltex Corp.	5.500%	10/15/15	8,300	8,998
	Husky Energy Inc.	5.900%	6/15/14	11,115	12,108
	Marathon Petroleum Corp.	3.500%	3/1/16	7,370	7,793
	Noble Holding International Ltd.	3.450%	8/1/15	7,581	7,981
	Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,783
	Occidental Petroleum Corp.	2.500%	2/1/16	34,250	36,125
	Occidental Petroleum Corp.	4.125%	6/1/16	8,344	9,342
	Occidental Petroleum Corp.	1.750%	2/15/17	48,700	50,237
6	Phillips 66	1.950%	3/5/15	6,335	6,458
6	Phillips 66	2.950%	5/1/17	14,789	15,500
	Pioneer Natural Resources Co.	6.875%	5/1/18	20,513	24,667
6	Schlumberger Norge AS	1.950%	9/14/16	39,569	40,942
6	Schlumberger Norge AS	1.250%	8/1/17	21,960	21,902
	Shell International Finance BV	1.875%	3/25/13	20,000	20,201
	Shell International Finance BV	4.000%	3/21/14	57,691	60,995
	Shell International Finance BV	3.100%	6/28/15	66,170	71,047
	Shell International Finance BV	5.200%	3/22/17	14,225	16,900
	Total Capital International SA	1.500%	2/17/17	26,300	26,688
	Total Capital International SA	1.550%	6/28/17	24,750	25,155
	Total Capital SA	3.000%	6/24/15	39,541	42,390
	Total Capital SA	3.125%	10/2/15	36,354	39,004
	Total Capital SA	2.300%	3/15/16	14,620	15,296
	Transocean Inc.	4.950%	11/15/15	41,000	44,500
	Transocean Inc.	5.050%	12/15/16	11,175	12,368
	Valero Energy Corp.	4.750%	6/15/13	17,350	17,940
	Valero Energy Corp.	4.500%	2/1/15	14,625	15,737
	Valero Energy Corp.	6.125%	6/15/17	14,010	16,580
	Weatherford International Inc.	6.350%	6/15/17	10,105	11,684
	Weatherford International Ltd.	5.150%	3/15/13	3,737	3,836
	Weatherford International Ltd.	5.500%	2/15/16	9,760	10,763
6	Woodside Finance Ltd.	8.125%	3/1/14	9,375	10,206
	Technology (2.7%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,467
	Agilent Technologies Inc.	4.450%	9/14/12	11,475	11,525
	Agilent Technologies Inc.	5.500%	9/14/15	7,149	8,019
	Altera Corp.	1.750%	5/15/17	7,375	7,482
	Amphenol Corp.	4.750%	11/15/14	19,500	21,001
	Applied Materials Inc.	2.650%	6/15/16	9,800	10,307
	Cisco Systems Inc.	1.625%	3/14/14	40,280	41,128
	Cisco Systems Inc.	2.900%	11/17/14	5,000	5,277
	Cisco Systems Inc.	5.500%	2/22/16	52,317	61,063
	Computer Sciences Corp.	5.500%	3/15/13	10,710	10,968
	Dell Inc.	2.100%	4/1/14	23,000	23,521
	Dell Inc.	5.625%	4/15/14	27,750	29,998
	Dell Inc.	2.300%	9/10/15	15,851	16,426
	Dun & Bradstreet Corp.	6.000%	4/1/13	25,050	25,892
	Dun & Bradstreet Corp.	2.875%	11/15/15	6,750	6,918
	Google Inc.	2.125%	5/19/16	3,854	4,060
	Hewlett-Packard Co.	1.250%	9/13/13	39,000	39,062
	Hewlett-Packard Co.	6.125%	3/1/14	62,810	67,255
	Hewlett-Packard Co.	2.625%	12/9/14	24,375	24,940
	Hewlett-Packard Co.	2.125%	9/13/15	28,650	28,959
	Hewlett-Packard Co.	2.200%	12/1/15	19,982	20,247
	Hewlett-Packard Co.	2.650%	6/1/16	55,810	56,777
	Hewlett-Packard Co.	3.000%	9/15/16	10,705	11,034
	Hewlett-Packard Co.	2.600%	9/15/17	39,035	38,988
	HP Enterprise Services LLC	6.000%	8/1/13	89,098	93,590
	Intel Corp.	1.950%	10/1/16	7,780	8,167
	International Business Machines Corp.	4.750%	11/29/12	7,195	7,301
	International Business Machines Corp.	2.100%	5/6/13	19,146	19,381

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	1.000%	8/5/13	28,770	28,962
	International Business Machines Corp.	6.500%	10/15/13	8,800	9,456
	International Business Machines Corp.	0.875%	10/31/14	33,140	33,464
	International Business Machines Corp.	0.550%	2/6/15	9,935	9,945
	International Business Machines Corp.	2.000%	1/5/16	24,450	25,459
	International Business Machines Corp.	1.950%	7/22/16	57,575	60,007
	International Business Machines Corp.	1.250%	2/6/17	19,600	19,828
	Lexmark International Inc.	5.900%	6/1/13	18,400	19,003
	Microsoft Corp.	2.950%	6/1/14	15,350	16,081
	Microsoft Corp.	1.625%	9/25/15	10,574	10,972
	Microsoft Corp.	2.500%	2/8/16	4,900	5,217
	Oracle Corp.	3.750%	7/8/14	36,050	38,395
	Oracle Corp.	5.250%	1/15/16	34,845	40,194
	Pitney Bowes Inc.	4.875%	8/15/14	1,550	1,622
	Texas Instruments Inc.	1.375%	5/15/14	23,306	23,699
	Texas Instruments Inc.	2.375%	5/16/16	12,675	13,396
	Xerox Corp.	4.250%	2/15/15	27,140	28,823
	Xerox Corp.	2.950%	3/15/17	7,700	7,801
	Transportation (0.9%)
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	5,380	5,885
	Canadian National Railway Co.	4.950%	1/15/14	8,125	8,641
	Canadian National Railway Co.	1.450%	12/15/16	6,840	6,987
3	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	7,672	8,324
3	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	4,679	4,936
3	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	6,343	7,088
3	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	6,372	6,834
3,5	Continental Airlines 2006-1 Class G Pass Through Trust	0.817%	6/2/15	11,612	11,357
	CSX Corp.	5.750%	3/15/13	10,650	10,999
	CSX Corp.	5.500%	8/1/13	14,120	14,804
	CSX Corp.	6.250%	4/1/15	11,557	13,167
3,8	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	1/2/23	5,237	5,642
3	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	15,145	16,508
3	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	5/7/20	5,100	5,177
6	ERAC USA Finance LLC	2.750%	7/1/13	11,740	11,902
6	ERAC USA Finance LLC	2.250%	1/10/14	49,660	50,204
6	ERAC USA Finance LLC	5.600%	5/1/15	10,245	11,301
	JB Hunt Transport Services Inc.	3.375%	9/15/15	11,790	12,209
3,5,8	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.843%	6/15/15	6,118	5,979
3,5,8	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.888%	9/15/15	19,025	18,223
3,5,8	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.917%	5/15/18	9,655	8,834
	Norfolk Southern Corp.	5.257%	9/17/14	12,315	13,452
	Norfolk Southern Corp.	5.750%	1/15/16	4,960	5,716
	Ryder System Inc.	6.000%	3/1/13	15,045	15,488
	Ryder System Inc.	5.850%	3/1/14	5,150	5,513
	Ryder System Inc.	3.150%	3/2/15	17,450	18,159
	Ryder System Inc.	3.600%	3/1/16	25,775	27,215
	Ryder System Inc.	2.500%	3/1/17	12,635	12,769
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	2,294	2,603
	Union Pacific Corp.	5.450%	1/31/13	4,580	4,693
					11,831,690
Utilities (3.9%)
	Electric (2.9%)
	Baltimore Gas & Electric Co.	5.900%	10/1/16	6,810	8,019
	Carolina Power & Light Co.	5.125%	9/15/13	12,286	12,927
	Carolina Power & Light Co.	5.150%	4/1/15	4,900	5,467
	Carolina Power & Light Co.	5.250%	12/15/15	12,920	14,776
	CenterPoint Energy Houston Electric LLC	7.000%	3/1/14	16,460	18,107
	Cleveland Electric Illuminating Co.	5.650%	12/15/13	2,925	3,105
	CMS Energy Corp.	2.750%	5/15/14	21,500	21,715
	CMS Energy Corp.	4.250%	9/30/15	29,555	30,885
	CMS Energy Corp.	5.050%	2/15/18	6,416	6,977
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	3,092

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	5.950%	8/15/16	10,590	12,539
	Commonwealth Edison Co.	1.950%	9/1/16	4,875	5,051
	Commonwealth Edison Co.	6.150%	9/15/17	13,656	16,708
	Consumers Energy Co.	5.150%	2/15/17	5,320	6,164
	Dominion Resources Inc.	5.700%	9/17/12	12,107	12,185
	Dominion Resources Inc.	1.950%	8/15/16	11,370	11,702
	DTE Energy Co.	7.625%	5/15/14	4,900	5,457
	Duke Energy Carolinas LLC	5.300%	10/1/15	10,750	12,247
	Duke Energy Carolinas LLC	1.750%	12/15/16	6,950	7,174
	Duke Energy Carolinas LLC	5.250%	1/15/18	4,238	5,080
6	EDP Finance BV	5.375%	11/2/12	60,896	61,068
6	Enel Finance International NV	5.700%	1/15/13	4,800	4,851
6	Enel Finance International NV	3.875%	10/7/14	24,475	24,455
	Entergy Arkansas Inc.	5.400%	8/1/13	42,280	44,153
	Entergy Corp.	4.700%	1/15/17	8,275	8,869
	Entergy Louisiana LLC	1.875%	12/15/14	8,765	9,003
	Exelon Generation Co. LLC	5.350%	1/15/14	19,500	20,693
	Florida Power Corp.	5.100%	12/1/15	37,035	42,048
	Florida Power Corp.	5.800%	9/15/17	4,875	5,908
3,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	17,723	18,093
5	Georgia Power Co.	0.788%	3/15/13	31,000	31,001
	Georgia Power Co.	6.000%	11/1/13	8,105	8,643
	Georgia Power Co.	3.000%	4/15/16	6,885	7,422
	Great Plains Energy Inc.	2.750%	8/15/13	11,700	11,870
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	55,952	54,596
6	International Transmission Co.	4.450%	7/15/13	8,800	9,067
	LG&E & KU Energy LLC	2.125%	11/15/15	10,720	10,794
	MidAmerican Energy Co.	4.650%	10/1/14	4,880	5,270
	MidAmerican Energy Co.	5.300%	3/15/18	11,705	13,929
	MidAmerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,189
6	Monongahela Power Co. Inc.	7.950%	12/15/13	6,720	7,326
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	69,773	72,969
	National Rural Utilities Cooperative Finance Corp.	1.125%	11/1/13	13,300	13,392
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	4,900	5,221
	National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	7,795	7,865
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	9,750	10,030
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,800	8,316
	Nevada Power Co.	5.875%	1/15/15	21,275	23,747
5	NextEra Energy Capital Holdings Inc.	0.866%	11/9/12	25,750	25,777
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	29,535	30,538
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	5,895	6,109
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	5,089
	NSTAR Electric Co.	4.875%	10/15/12	5,430	5,479
	Ohio Power Co.	4.850%	1/15/14	4,875	5,153
	Ohio Power Co.	6.000%	6/1/16	5,928	6,915
	Pacific Gas & Electric Co.	6.250%	12/1/13	16,681	17,896
	Pacific Gas & Electric Co.	4.800%	3/1/14	17,436	18,591
	Pacific Gas & Electric Co.	5.625%	11/30/17	17,274	20,961
	Peco Energy Co.	5.600%	10/15/13	7,300	7,742
	Peco Energy Co.	5.000%	10/1/14	4,855	5,327
	PG&E Corp.	5.750%	4/1/14	52,933	56,986
	Potomac Electric Power Co.	4.950%	11/15/13	5,330	5,604
	PPL Energy Supply LLC	5.400%	8/15/14	8,725	9,368
	Public Service Co. of Colorado	5.500%	4/1/14	6,825	7,374
	Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	10,314
	Public Service Electric & Gas Co.	2.700%	5/1/15	21,500	22,692
	Sierra Pacific Power Co.	5.450%	9/1/13	9,280	9,718
	Southern California Edison Co.	5.000%	1/15/14	3,300	3,516
	Southern California Edison Co.	5.750%	3/15/14	12,925	14,028
	Southern Co.	4.150%	5/15/14	10,035	10,599
	Southern Co.	2.375%	9/15/15	2,119	2,208
	Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,280
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	53,650	56,417
	Union Electric Co.	6.400%	6/15/17	5,731	6,914

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Virginia Electric & Power Co.	4.750%	3/1/13	31,625	32,397
3	Wisconsin Energy Corp.	6.250%	5/15/67	5,460	5,712
	Natural Gas (1.0%)
	Atmos Energy Corp.	4.950%	10/15/14	6,260	6,757
	El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	22,213	23,324
	Enbridge Energy Partners LP	5.875%	12/15/16	6,281	7,284
3	Enbridge Energy Partners LP	8.050%	10/1/37	1,860	2,064
	Energy Transfer Partners LP	6.000%	7/1/13	18,540	19,317
	Energy Transfer Partners LP	5.950%	2/1/15	5,845	6,383
	Energy Transfer Partners LP	6.125%	2/15/17	19,583	22,261
	Enterprise Products Operating LLC	6.375%	2/1/13	7,300	7,497
	Enterprise Products Operating LLC	9.750%	1/31/14	21,045	23,688
	Enterprise Products Operating LLC	5.000%	3/1/15	11,015	12,037
	Enterprise Products Operating LLC	3.200%	2/1/16	3,435	3,620
	Enterprise Products Operating LLC	6.650%	4/15/18	7,370	8,948
6	Gulf South Pipeline Co. LP	5.750%	8/15/12	23,400	23,429
6	Gulfstream Natural Gas System LLC	6.950%	6/1/16	4,850	5,655
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	20,805	22,223
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	12,435	14,536
	Magellan Midstream Partners LP	6.450%	6/1/14	3,650	3,966
	ONEOK Partners LP	3.250%	2/1/16	32,220	33,778
	Plains All American Pipeline LP / PAA Finance Corp.	4.250%	9/1/12	14,465	14,505
	Plains All American Pipeline LP / PAA Finance Corp.	3.950%	9/15/15	6,619	7,139
	Sempra Energy	6.500%	6/1/16	18,685	22,228
	Sempra Energy	2.300%	4/1/17	34,160	35,456
	Southern California Gas Co.	5.500%	3/15/14	7,979	8,610
	Spectra Energy Partners LP	2.950%	6/15/16	8,540	8,749
	TransCanada PipeLines Ltd.	0.875%	3/2/15	7,310	7,354
	TransCanada PipeLines Ltd.	3.400%	6/1/15	19,955	21,381
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	5,550	5,810
	Williams Partners LP	3.800%	2/15/15	32,508	34,529

					1,587,397

Total Corporate Bonds (Cost $24,490,462)					25,045,925

Sovereign Bonds (U.S. Dollar-Denominated) (7.3%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	11,700	12,351
6	Banco del Estado de Chile	3.875%	2/8/22	2,000	2,094
6	Banco do Brasil SA	4.500%	1/22/15	4,000	4,231
	Banco do Brasil SA	3.875%	1/23/17	11,085	11,467
6	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	2,031
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	3,900	3,885
6	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	18,100	18,477
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	14,600	14,697
6	Caisse d'Amortissement de la Dette Sociale	1.750%	2/24/15	4,850	4,906
6	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	2,250	2,615
6	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	3,900	4,401
6	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,477
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	2,300	2,454
6	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	5,032
6	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,213
6	Corp Financiera de Desarrollo SA	4.750%	2/8/22	1,950	2,130
6	Corp Nacional del Cobre de Chile	4.750%	10/15/14	2,460	2,631
6	Corp Nacional del Cobre de Chile	3.750%	11/4/20	9,775	10,394
6	Corp Nacional del Cobre de Chile	3.875%	11/3/21	10,300	11,023
6	Corp Nacional del Cobre de Chile	3.000%	7/17/22	1,925	1,924
	Corp. Andina de Fomento	3.750%	1/15/16	69,219	72,400
	Corp. Andina de Fomento	5.750%	1/12/17	8,900	10,116
	Development Bank of Japan Inc.	2.875%	4/20/15	5,000	5,291
	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	7,420
9	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	5,639
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	2,000	2,105
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	1,000	1,052
6,10	Dexia Credit Local SA	2.750%	4/29/14	25,300	25,131

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Electricite de France SA	5.500%	1/26/14	2,970	3,149
6	Emirate of Abu Dhabi	5.500%	4/8/14	14,390	15,471
	European Investment Bank	2.875%	1/15/15	19,500	20,389
	European Investment Bank	2.750%	3/23/15	8,750	9,151
	European Investment Bank	1.125%	4/15/15	30,000	30,135
	European Investment Bank	1.625%	9/1/15	9,725	9,898
	European Investment Bank	2.500%	5/16/16	5,000	5,224
	Export-Import Bank of Korea	5.500%	10/17/12	15,800	15,929
	Export-Import Bank of Korea	8.125%	1/21/14	4,850	5,294
6	Export-Import Bank of Korea	5.250%	2/10/14	2,550	2,674
	Export-Import Bank of Korea	5.875%	1/14/15	23,270	25,493
	Export-Import Bank of Korea	5.125%	3/16/15	9,600	10,314
	Export-Import Bank of Korea	4.125%	9/9/15	33,625	35,567
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	19,810
	Export-Import Bank of Korea	4.000%	1/11/17	31,600	33,875
	Export-Import Bank of Korea	4.000%	1/29/21	4,900	5,179
6	Federation of Malaysia	2.991%	7/6/16	4,875	5,065
	Federative Republic of Brazil	7.875%	3/7/15	19,600	22,812
	Federative Republic of Brazil	6.000%	1/17/17	45,095	53,708
3	Federative Republic of Brazil	8.000%	1/15/18	3,056	3,625
	Federative Republic of Brazil	5.875%	1/15/19	12,800	15,834
	Federative Republic of Brazil	4.875%	1/22/21	13,800	16,555
	Hydro-Quebec	2.000%	6/30/16	15,900	16,561
6	Industrial Bank of Korea	7.125%	4/23/14	6,700	7,287
6	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	2,985
9	Japan Bank for International Cooperation	2.875%	2/2/15	30,500	32,184
9	Japan Bank for International Cooperation	1.875%	9/24/15	60,350	62,456
9	Japan Bank for International Cooperation	2.500%	1/21/16	19,500	20,613
9	Japan Bank for International Cooperation	2.500%	5/18/16	22,000	23,170
9	Japan Bank for International Cooperation	2.250%	7/13/16	34,090	35,886
9	Japan Finance Organization for Municipalities	4.625%	4/21/15	8,900	9,803
9	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	11,353
	Japan Highway Public Corp.	4.625%	10/24/13	4,900	5,142
6	KazMunayGas National Co.	11.750%	1/23/15	4,400	5,295
6	Kommunalbanken AS	2.375%	1/19/16	5,875	6,142
	Korea Development Bank	5.300%	1/17/13	16,475	16,757
	Korea Development Bank	5.750%	9/10/13	8,900	9,305
	Korea Development Bank	8.000%	1/23/14	9,550	10,396
	Korea Development Bank	4.375%	8/10/15	15,460	16,591
	Korea Development Bank	3.250%	3/9/16	21,760	22,556
	Korea Development Bank	3.875%	5/4/17	22,125	23,606
	Korea Development Bank	3.500%	8/22/17	19,425	20,452
6	Korea Electric Power Corp.	3.000%	10/5/15	10,800	11,151
6	Korea Expressway Corp.	5.125%	5/20/15	3,900	4,187
	Korea Finance Corp.	3.250%	9/20/16	9,800	10,183
6	Korea Gas Corp.	6.000%	7/15/14	4,500	4,849
6	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	2,782	2,994
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	5,038
6	Korea National Oil Corp.	2.875%	11/9/15	2,900	2,972
6	Korea National Oil Corp.	4.000%	10/27/16	19,201	20,442
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	6,500	6,670
11	Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,509
6	MDC-GMTN B.V.	5.750%	5/6/14	4,100	4,392
6	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,331
6	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,552
12	Oesterreichische Kontrollbank AG	1.375%	1/21/14	4,875	4,928
12	Oesterreichische Kontrollbank AG	4.500%	3/9/15	6,300	6,875
12	Oesterreichische Kontrollbank AG	1.750%	10/5/15	59,400	60,813
12	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	25,113
	Pemex Project Funding Master Trust	5.750%	3/1/18	7,300	8,514
	Petrobras International Finance Co. - Pifco	9.125%	7/2/13	5,587	5,936
	Petrobras International Finance Co. - Pifco	7.750%	9/15/14	9,725	10,819
	Petrobras International Finance Co. - Pifco	2.875%	2/6/15	4,500	4,597
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	45,320	47,170

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petrobras International Finance Co. - Pifco	3.500%	2/6/17	94,125	97,420
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	4,870	5,494
	Petroleos Mexicanos	4.875%	3/15/15	17,725	19,012
	Petroleos Mexicanos	8.000%	5/3/19	4,850	6,375
	Petroleos Mexicanos	6.000%	3/5/20	4,850	5,779
3,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	2,396	2,506
	Province of Manitoba	2.625%	7/15/15	7,875	8,325
	Province of Manitoba	1.300%	4/3/17	32,225	32,835
	Province of New Brunswick	2.750%	6/15/18	975	1,053
	Province of Nova Scotia	2.375%	7/21/15	43,820	45,738
	Province of Ontario	3.500%	7/15/13	8,750	9,012
	Province of Ontario	1.375%	1/27/14	16,100	16,328
	Province of Ontario	4.100%	6/16/14	9,450	10,074
	Province of Ontario	0.950%	5/26/15	36,025	36,328
	Province of Ontario	2.700%	6/16/15	82,595	87,261
	Province of Ontario	1.875%	9/15/15	62,047	64,140
	Province of Ontario	4.750%	1/19/16	9,750	11,017
	Province of Ontario	5.450%	4/27/16	5,000	5,812
	Province of Ontario	2.300%	5/10/16	116,525	122,125
	Province of Ontario	1.600%	9/21/16	83,150	85,181
	Province of Ontario	3.000%	7/16/18	15,905	17,149
6,13	Qatari Diar Finance QSC	3.500%	7/21/15	2,725	2,859
6	Qtel International Finance Ltd.	6.500%	6/10/14	4,500	4,899
6	Qtel International Finance Ltd.	3.375%	10/14/16	9,025	9,361
	Quebec	4.875%	5/5/14	1,950	2,101
	Quebec	4.600%	5/26/15	9,750	10,849
	Quebec	5.000%	3/1/16	9,750	11,163
	Quebec	5.125%	11/14/16	11,000	12,929
	Quebec	3.500%	7/29/20	4,750	5,297
	Quebec	2.750%	8/25/21	4,750	5,029
3,6	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	8,138	9,073
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	8,275	8,916
6	Republic of Austria	1.750%	6/17/16	9,750	10,008
	Republic of Chile	3.250%	9/14/21	9,575	10,306
	Republic of Columbia	8.250%	12/22/14	4,900	5,708
	Republic of Columbia	7.375%	1/27/17	35,125	43,731
	Republic of Columbia	4.375%	7/12/21	9,700	11,155
6	Republic of Iceland	4.875%	6/16/16	3,900	3,928
6	Republic of Indonesia	10.375%	5/4/14	9,750	11,128
6	Republic of Indonesia	6.875%	3/9/17	9,775	11,608
	Republic of Italy	2.125%	10/5/12	3,600	3,596
	Republic of Italy	3.125%	1/26/15	24,825	23,956
	Republic of Italy	4.750%	1/25/16	71,845	70,767
	Republic of Italy	5.250%	9/20/16	47,450	47,331
	Republic of Italy	5.375%	6/12/17	53,025	52,959
	Republic of Korea	4.250%	6/1/13	9,482	9,733
	Republic of Korea	5.750%	4/16/14	17,050	18,346
	Republic of Korea	4.875%	9/22/14	8,585	9,243
	Republic of Korea	5.125%	12/7/16	9,750	11,105
	Republic of Korea	7.125%	4/16/19	5,000	6,427
6	Republic of Latvia	5.250%	2/22/17	2,000	2,086
	Republic of Panama	7.250%	3/15/15	28,225	32,321
	Republic of Panama	5.200%	1/30/20	1,900	2,255
	Republic of Peru	9.875%	2/6/15	10,000	12,125
	Republic of Poland	5.250%	1/15/14	4,875	5,155
	Republic of Poland	3.875%	7/16/15	36,080	38,560
	Republic of Poland	5.000%	3/23/22	9,725	11,176
6	Republic of Slovakia	4.375%	5/21/22	5,500	5,645
	Republic of South Africa	6.500%	6/2/14	6,900	7,590
	Republic of South Africa	5.500%	3/9/20	5,875	6,962
	Russian Federation	3.625%	4/29/15	5,400	5,643
6	Russian Federation	3.250%	4/4/17	6,400	6,592
6	Russian Federation	5.625%	4/4/42	1,700	2,012
6	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	6,001

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	State of Israel	5.125%	3/1/14	8,925	9,422
	State of Israel	5.500%	11/9/16	4,875	5,590
	State of Israel	4.000%	6/30/22	1,900	2,019
6	State of Qatar	5.150%	4/9/14	3,200	3,388
6	State of Qatar	4.000%	1/20/15	12,700	13,383
6	State of Qatar	3.125%	1/20/17	8,000	8,390
	Statoil ASA	1.800%	11/23/16	5,900	6,102
	Statoil ASA	3.125%	8/17/17	6,956	7,628
	Svensk Exportkredit AB	1.750%	10/20/15	56,450	57,628
	Svensk Exportkredit AB	2.125%	7/13/16	24,400	25,281
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	4,978
6	TDIC Finance Ltd.	6.500%	7/2/14	7,275	7,867
6	Transnet SOC Ltd.	4.500%	2/10/16	4,400	4,650
	United Mexican States	5.875%	1/15/14	10,000	10,650
	United Mexican States	5.875%	2/17/14	43,724	46,719
	United Mexican States	6.625%	3/3/15	42,565	48,205
	United Mexican States	5.625%	1/15/17	112,553	132,137
	United Mexican States	5.950%	3/19/19	19,750	24,490
	United Mexican States	5.125%	1/15/20	5,000	6,016
Total Sovereign Bonds (Cost $2,901,589)					2,955,454
Taxable Municipal Bonds (0.6%)
	California GO	5.250%	4/1/14	4,850	5,194
	California GO	5.750%	3/1/17	9,885	11,480
	California GO	5.950%	3/1/18	26,110	31,259
	California GO	6.200%	10/1/19	13,650	16,340
	Colorado Housing & Finance Authority Employment
	Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,814
5	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.029%	10/15/12	20,000	20,000
	George Washington University District of Columbia GO	3.485%	9/15/22	4,800	5,129
	Illinois GO	4.071%	1/1/14	11,500	11,887
	Illinois GO	4.421%	1/1/15	11,135	11,738
	Illinois GO	4.511%	3/1/15	7,780	8,233
	Illinois GO	4.961%	3/1/16	25,550	27,631
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.220%	2/1/21	29,250	31,097
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.450%	2/1/22	13,800	15,019
5	Mississippi GO (Nissan North America, Inc. Project)
	VRDO	0.945%	11/1/17	12,180	12,180
5	University of California Revenue	0.825%	7/1/41	19,500	19,500
Total Taxable Municipal Bonds (Cost $235,508)					241,501
Tax-Exempt Municipal Bonds (0.1%)
	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP PLC) VRDO	0.210%	1/1/24	10,000	10,000
	California Housing Finance Agency Multifamily Housing
	Revenue VRDO	0.150%	2/1/37	14,950	14,950
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	3,400	3,584
Total Tax-Exempt Municipal Bonds (Cost $28,276)					28,534
				Shares
Convertible Preferred Stocks (0.0%)
7	Lehman Brothers Holdings Inc. Pfd. (Cost $29,160)			29,160	—

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

			Market
			Value
	Coupon	Shares	($000)
Preferred Stocks (0.0%)
Aspen Insurance Holdings Ltd. Pfd.		262,600	6,872
General Electric Capital Corp. Pfd.		180,000	4,718
4, 14 Federal National Mortgage Assn. Pfd.		934,000	1,168
Total Preferred Stocks (Cost $34,693)			12,758
Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
15 Vanguard Market Liquidity Fund (Cost $771,348)	0.155%	771,348,370	771,348
Total Investments (100.0%) (Cost $39,821,267)			40,462,816
Other Assets and Liabilities—Net (0.0%)			1,226
Net Assets (100%)			40,464,042

1 Securities with a value of $5,232,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $6,238,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $5,292,259,000, representing 13.1% of net assets.
7 Non-income-producing security--security in default.
8 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the multiple countries.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Guaranteed by the State of Qatar.
14 Non-income-producing security--security discontinued payments effective September 30, 2008.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.

27

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.8%)
U.S. Government Securities (6.8%)
	United States Treasury Note/Bond	1.375%	2/15/13	9,000	9,058
	United States Treasury Note/Bond	1.250%	2/15/14	21,830	22,174
	United States Treasury Note/Bond	2.250%	5/31/14	1,200	1,244
	United States Treasury Note/Bond	2.625%	6/30/14	13,010	13,608
	United States Treasury Note/Bond	2.375%	10/31/14	110,000	115,259
	United States Treasury Note/Bond	2.625%	12/31/14	88,000	93,046
	United States Treasury Note/Bond	0.250%	1/15/15	85,163	85,189
	United States Treasury Note/Bond	2.250%	1/31/15	70,000	73,457
	United States Treasury Note/Bond	0.250%	2/15/15	45,000	44,993
	United States Treasury Note/Bond	2.500%	4/30/15	105,000	111,399
	United States Treasury Note/Bond	0.250%	5/15/15	154,983	154,862
	United States Treasury Note/Bond	4.125%	5/15/15	28,000	30,966
	United States Treasury Note/Bond	0.375%	6/15/15	66,694	66,861
	United States Treasury Note/Bond	1.875%	6/30/15	70,000	73,216
	United States Treasury Note/Bond	0.250%	7/15/15	30,400	30,362
	United States Treasury Note/Bond	1.250%	8/31/15	2,034	2,093
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	51,453
1	United States Treasury Note/Bond	9.875%	11/15/15	9,000	11,800
	United States Treasury Note/Bond	2.375%	3/31/16	2,000	2,144
	United States Treasury Note/Bond	2.000%	4/30/16	59,335	62,867
2	United States Treasury Note/Bond	2.625%	4/30/16	4,700	5,089
	United States Treasury Note/Bond	1.000%	8/31/16	50,000	51,086
	United States Treasury Note/Bond	2.875%	3/31/18	15,000	16,784
	United States Treasury Note/Bond	1.500%	8/31/18	29,000	30,178
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	7,156
	United States Treasury Note/Bond	1.250%	4/30/19	45,000	45,956
	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,809
	United States Treasury Note/Bond	3.375%	11/15/19	32,810	38,300
					1,252,409
Nonconventional Mortgage-Backed Securities (0.0%)
3,4,5	Freddie Mac Non Gold Pool	2.375%	8/1/32	580	604
3,4,5	Freddie Mac Non Gold Pool	2.643%	9/1/32	261	268

					872
Total U.S. Government and Agency Obligations (Cost $1,234,752)					1,253,281
Asset-Backed/Commercial Mortgage-Backed Securities (9.9%)
5	Ally Auto Receivables Trust	1.210%	7/15/16	5,550	5,632
5,6	Ally Auto Receivables Trust	2.690%	2/15/17	3,250	3,342
5,6	Ally Master Owner Trust	3.470%	4/15/15	3,900	3,952
5,6	Ally Master Owner Trust	3.870%	4/15/15	1,800	1,823
5,6	Ally Master Owner Trust	4.250%	4/15/17	1,035	1,120
5,6	Ally Master Owner Trust	4.590%	4/15/17	3,280	3,493
5	Ally Master Owner Trust	1.210%	6/15/17	10,900	10,924
3,5	Ally Master Owner Trust	1.319%	8/15/17	43,450	43,888
3,5,6	Ally Master Owner Trust	1.799%	8/15/17	8,100	8,160
3,5,6	Ally Master Owner Trust	2.199%	8/15/17	6,160	6,192
3,5,6	American Express Credit Account Master Trust	0.919%	12/15/16	1,000	1,000
3,5	American Express Credit Account Master Trust	0.519%	1/15/20	10,000	10,013
5,6	Americold LLC Trust	4.954%	1/14/29	13,650	15,792
5,6	Americold LLC Trust	6.811%	1/14/29	5,540	6,485
5	AmeriCredit Automobile Receivables Trust	1.230%	9/8/16	1,700	1,714
5	AmeriCredit Prime Automobile Receivable	2.900%	12/15/14	1,265	1,276
3,5,6	Arkle Master Issuer plc	1.716%	5/17/60	14,170	14,185
3,5,6	Arran Residential Mortgages Funding plc	1.866%	5/16/47	8,640	8,659
3,5,6	Arran Residential Mortgages Funding plc	1.917%	11/19/47	8,700	8,729
6	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	5,600	5,813
5	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.634%	7/10/46	24,950	28,494
5	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.633%	4/10/49	11,887	13,799

28

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	6.206%	2/10/51	31,812	38,035
3,5,6	Bank of America Student Loan Trust	1.251%	2/25/43	25,639	25,590
5,6	Bank of Montreal	1.950%	1/30/18	16,600	17,295
6	Bank of Nova Scotia	1.950%	1/30/17	15,250	15,874
6	Bank of Nova Scotia	1.750%	3/22/17	11,450	11,814
3,5	Bank One Issuance Trust	1.049%	2/15/17	1,200	1,203
5	Bear Stearns Commercial Mortgage Securities Inc.	5.715%	6/11/40	20,740	24,174
5	Bear Stearns Commercial Mortgage Securities Inc.	4.945%	2/11/41	1,050	1,050
5	Bear Stearns Commercial Mortgage Securities Inc.	5.574%	6/11/50	454	454
5	Bear Stearns Commercial Mortgage Securities Inc.	5.613%	6/11/50	7,969	8,192
3,5	Brazos Higher Education Authority, Inc.	0.668%	6/25/26	5,720	5,355
3,5	Brazos Higher Education Authority, Inc.	1.367%	5/25/29	4,014	4,036
3,5	Brazos Higher Education Authority, Inc.	1.267%	2/25/30	17,900	17,866
6	Canadian Imperial Bank of Commerce	2.750%	1/27/16	750	801
3,5	Capital One Multi-Asset Execution Trust	2.499%	7/15/16	16,374	16,553
3,5	Capital One Multi-Asset Execution Trust	1.299%	12/15/16	1,988	1,978
3,5	Capital One Multi-Asset Execution Trust	0.299%	11/15/19	1,130	1,118
3,5	Capital One Multi-Asset Execution Trust	0.329%	12/16/19	79,750	78,981
3,5	Capital One Multi-Asset Execution Trust	0.289%	7/15/20	40,394	39,751
5	CenterPoint Energy Transition Bond Co. LLC	2.161%	10/15/21	9,100	9,521
5,6	CFCRE Commercial Mortgage Trust	5.550%	4/15/44	2,900	2,909
5	Chase Issuance Trust	0.790%	6/15/17	22,000	22,154
3,5	Chase Issuance Trust	0.709%	4/15/19	6,100	5,990
3,5	Chase Issuance Trust	0.519%	5/15/19	21,000	21,047
5	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	7,300	7,386
3,5	Citibank Credit Card Issuance Trust	0.647%	2/20/15	11,355	11,343
3,5	Citibank Credit Card Issuance Trust	0.717%	3/24/17	1,520	1,505
3,5	Citibank Credit Card Issuance Trust	1.622%	5/20/20	11,800	12,511
3,5,6	Citibank Omni Master Trust	2.999%	8/15/18	4,125	4,324
5,6	Citibank Omni Master Trust	5.350%	8/15/18	16,845	18,373
5,6	Citibank Omni Master Trust	4.900%	11/15/18	71,322	77,832
5	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	6,650	7,634
5	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	8,628	8,624
5,6	CLI Funding LLC	4.500%	3/18/26	1,580	1,590
5	Commercial Mortgage Pass Through Certificates	5.306%	12/10/46	16,000	18,172
5	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	4,428	4,452
6	Commonwealth Bank of Australia	2.250%	3/16/17	7,750	7,979
6	Credit Suisse AG	1.625%	3/6/15	2,800	2,831
5	Credit Suisse Mortgage Capital Certificates	5.679%	6/15/39	2,068	2,069
5	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	7,222	7,257
3,5	Discover Card Master Trust	0.619%	11/15/19	19,000	19,070
5	Discover Card Master Trust	1.670%	1/18/22	50,000	49,996
5,6	Dominos Pizza Master Issuer LLC	5.216%	1/25/42	6,987	7,404
5,6	Enterprise Fleet Financing LLC	2.100%	5/20/17	5,242	5,369
5,6	Extended Stay America Trust	2.951%	11/5/27	12,496	12,539
5,6	Fontainebleau Miami Beach Trust	2.887%	5/5/27	11,000	11,301
5	Ford Credit Auto Lease Trust	1.420%	1/15/15	6,800	6,896
5	Ford Credit Auto Owner Trust	2.930%	11/15/15	1,000	1,034
5	Ford Credit Auto Owner Trust	3.220%	3/15/16	1,210	1,253
3,5,6	Ford Credit Floorplan Master Owner Trust	2.499%	12/15/14	7,280	7,324
3,5,6	Ford Credit Floorplan Master Owner Trust	2.899%	12/15/14	37,130	37,357
3,5,6	Ford Credit Floorplan Master Owner Trust	1.949%	2/15/17	20,990	21,648
5,6	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	7,440	8,043
5,6	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	8,785	9,420
5	Ford Credit Floorplan Master Owner Trust	1.920%	1/15/19	2,000	2,044
5	GE Capital Credit Card Master Note Trust	2.220%	1/15/22	30,000	30,883
3,5	GE Dealer Floorplan Master Note Trust	0.817%	2/20/17	9,200	9,219
3,5	GE Dealer Floorplan Master Note Trust	0.997%	4/22/19	13,000	13,068
3,5,6	Golden Credit Card Trust	0.697%	7/17/17	12,100	12,100
5,6	Golden Credit Card Trust	1.770%	1/15/19	18,000	18,428
5,6	Great America Leasing Receivables	2.340%	4/15/16	1,500	1,531
5	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	8,150	8,987
5	Greenwich Capital Commercial Funding Corp.	5.874%	7/10/38	40,015	46,056

29

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	GS Mortgage Securities Corp. II	3.215%	2/10/21	5,290	5,387
5,6	GS Mortgage Securities Corp. II	3.563%	2/10/21	1,850	1,896
5,6	GS Mortgage Securities Corp. II	3.551%	4/10/34	13,600	14,499
5	GS Mortgage Securities Corp. II	5.506%	4/10/38	6,166	6,216
5	GS Mortgage Securities Corp. II	5.553%	4/10/38	13,213	14,867
5,6	GS Mortgage Securities Corp. II	5.228%	12/10/43	1,370	1,431
5,6	GS Mortgage Securities Corp. II	5.543%	3/10/44	2,650	2,765
5	GS Mortgage Securities Corp. II	3.377%	5/10/45	5,000	5,271
5,6	Hertz Vehicle Financing LLC	3.740%	2/25/17	17,930	19,403
5,6	Hertz Vehicle Financing LLC	3.290%	3/25/18	7,500	8,252
5,6	Hyundai Auto Lease Securitization Trust 2011-A	1.050%	4/17/17	4,500	4,527
5	Hyundai Auto Receivables Trust	1.950%	10/15/18	1,700	1,745
3	Illinois Student Assistance Commission	1.501%	4/25/22	15,200	15,339
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	15,845	18,718
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.093%	7/5/32	5,900	6,112
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.475%	4/15/43	20,045	22,604
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	10,030	11,236
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.616%	11/15/43	1,250	1,353
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.070%	11/15/43	1,175	1,293
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.528%	11/15/43	2,313	2,476
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.528%	11/15/43	2,730	2,653
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.388%	2/15/46	6,550	7,311
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.717%	2/15/46	3,340	3,787
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.360%	2/15/46	6,170	6,298
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.716%	2/15/51	30,084	34,642
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	9,234	9,281
3,5,6	Lanark Master Issuer plc	1.635%	12/22/54	2,050	2,050
5	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	35,211	40,127
5	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	21,000	24,420
3,5	MBNA Credit Card Master Note Trust	0.669%	7/15/15	24,379	24,344
3,5	MBNA Credit Card Master Note Trust	1.599%	3/15/16	3,430	3,439
3,5	MBNA Credit Card Master Note Trust	1.149%	11/15/16	16,655	16,684
3,5	MBNA Credit Card Master Note Trust	0.509%	8/16/21	4,990	4,970
5,6	Mercedes-Benz Auto Lease Trust	1.240%	7/17/17	6,900	6,947
5	Merrill Lynch Mortgage Trust	5.742%	6/12/50	2,726	2,724
5	Merrill Lynch Mortgage Trust	5.690%	2/12/51	15,000	17,448
5,6	MMAF Equipment Finance LLC	1.980%	6/10/32	2,880	2,914
5	Morgan Stanley Bank of America Merrill Lynch Trust	3.176%	8/15/45	7,545	7,807
5	Morgan Stanley Capital I Inc.	5.657%	6/11/42	2,725	2,725
3,5,6	Navistar Financial Dealer Note Master Trust	1.696%	10/26/15	5,450	5,464
3,5	Nissan Master Owner Trust Receivables	0.719%	5/15/17	13,500	13,567
3	North Carolina Education Assistance Authority Student
	Loan Revenue	1.351%	1/26/26	5,500	5,490
3,5,6	Permanent Master Issuer plc	1.605%	7/15/42	6,820	6,836
3,5,6	Silverstone Master Issuer plc	1.953%	1/21/55	18,475	18,680
3,5,6	SLM Student Loan Trust	1.349%	12/15/21	3,552	3,565
3,5,6	SLM Student Loan Trust	1.649%	12/15/23	4,216	4,246
3,5	SLM Student Loan Trust	0.551%	4/25/25	6,000	5,887
3,5	SLM Student Loan Trust	0.561%	10/27/25	6,500	6,186
3,5	SLM Student Loan Trust	0.541%	1/26/26	24,625	23,503
3,5	SLM Student Loan Trust	0.561%	1/25/27	3,000	2,861

30

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	SLM Student Loan Trust	4.370%	4/17/28	1,700	1,806
5,6	SLM Student Loan Trust	3.740%	2/15/29	10,500	10,919
5,6	SLM Student Loan Trust	3.480%	10/15/30	4,550	4,693
5,6	SLM Student Loan Trust	4.540%	10/17/44	5,050	5,408
3,5,6	SMART Trust	1.749%	12/14/15	21,200	21,406
5,6	SMART Trust	2.520%	11/14/16	5,000	5,122
5,6	SMART Trust	2.310%	4/14/17	1,750	1,782
5,6	Sonic Capital LLC	5.438%	5/20/41	3,648	3,887
3,5	South Carolina Student Loan Corp.	1.451%	7/25/25	11,550	11,648
5,6	TAL Advantage LLC	4.310%	5/20/26	2,738	2,816
5,6	Textainer Marine Containers Ltd.	4.700%	6/15/26	3,121	3,231
5,6	Tidewater Auto Receivables Trust	5.920%	5/15/17	747	748
6	Toronto-Dominion Bank	1.500%	3/13/17	13,700	13,967
5,6	UBS-BAMLL Trust	3.663%	6/10/30	11,800	12,476
5	Volkswagen Auto Lease Trust	1.060%	5/22/17	3,200	3,222
3,5,6	Volkswagen Credit Auto Master Trust	0.927%	9/20/16	18,000	18,169
5,6	Volvo Financial Equipment LLC	2.990%	5/15/17	3,700	3,713
5,6	Volvo Financial Equipment LLC	2.380%	9/16/19	1,200	1,213
5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	13,360	15,260
5	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,492	8,526
5	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	25,425	28,903
6	Westpac Banking Corp.	1.375%	7/17/15	7,000	7,038
6	Westpac Banking Corp.	2.450%	11/28/16	8,000	8,305
5	WF-RBS Commercial Mortgage Trust	3.431%	6/15/45	12,500	13,281
5	WF-RBS Commercial Mortgage Trust	4.090%	6/15/45	6,100	6,422
5	WF-RBS Commercial Mortgage Trust	3.001%	8/15/45	5,450	5,559
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,717,226)					1,812,844
Corporate Bonds (76.0%)
Finance (30.4%)
	Banking (19.2%)
6	Abbey National Treasury Services plc	3.875%	11/10/14	4,550	4,614
	Abbey National Treasury Services plc	4.000%	4/27/16	10,500	10,556
	AgriBank FCB	9.125%	7/15/19	5,000	6,550
	American Express Bank FSB	6.000%	9/13/17	4,250	5,156
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,955
	American Express Centurion Bank	6.000%	9/13/17	38,060	46,007
	American Express Co.	5.500%	9/12/16	6,070	6,998
	American Express Co.	6.150%	8/28/17	17,000	20,627
	American Express Co.	7.000%	3/19/18	29,000	36,849
	American Express Co.	8.125%	5/20/19	20,909	28,395
	American Express Credit Corp.	2.750%	9/15/15	6,200	6,538
	American Express Credit Corp.	2.800%	9/19/16	2,700	2,883
	American Express Credit Corp.	2.375%	3/24/17	5,000	5,258
6	ANZ Capital Trust II	5.360%	11/29/49	3,000	3,045
	Associates Corp. of North America	6.950%	11/1/18	6,000	6,917
	Astoria Financial Corp.	5.750%	10/15/12	9,000	9,058
6	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	5,000	5,664
6	Banco Santander Chile	5.375%	12/9/14	1,150	1,196
6	Banco Votorantim SA	5.250%	2/11/16	12,000	12,309
	Bank of America Corp.	3.625%	3/17/16	5,000	5,124
	Bank of America Corp.	3.750%	7/12/16	5,000	5,179
	Bank of America Corp.	6.500%	8/1/16	6,375	7,190
	Bank of America Corp.	5.420%	3/15/17	7,300	7,684
	Bank of America Corp.	3.875%	3/22/17	1,400	1,458
	Bank of America Corp.	6.000%	9/1/17	1,750	1,949
	Bank of America Corp.	5.750%	12/1/17	22,500	24,739
	Bank of America Corp.	5.650%	5/1/18	25,000	27,643
	Bank of America Corp.	7.625%	6/1/19	11,000	13,342
	Bank of America Corp.	5.625%	7/1/20	22,500	24,931
	Bank of America Corp.	5.875%	1/5/21	13,500	15,319
	Bank of America Corp.	5.000%	5/13/21	14,750	15,904
	Bank of America Corp.	5.700%	1/24/22	12,500	14,250

31

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America NA	5.300%	3/15/17	8,877	9,554
	Bank of America NA	6.100%	6/15/17	5,000	5,538
	Bank of Montreal	2.500%	1/11/17	9,435	9,861
	Bank of New York Mellon Corp.	4.950%	3/15/15	9,500	10,365
	Bank of New York Mellon Corp.	2.300%	7/28/16	2,500	2,585
	Bank of New York Mellon Corp.	1.969%	6/20/17	3,500	3,596
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,341
	Bank of New York Mellon Corp.	5.450%	5/15/19	9,580	11,467
	Bank of New York Mellon Corp.	4.600%	1/15/20	11,500	13,203
	Bank of New York Mellon Corp.	4.150%	2/1/21	9,000	10,067
	Bank of New York Mellon Corp.	3.550%	9/23/21	26,040	28,203
	Bank of Nova Scotia	2.050%	10/7/15	5,980	6,148
	Bank of Nova Scotia	2.550%	1/12/17	15,000	15,816
	Bank of Nova Scotia	4.375%	1/13/21	15,000	17,146
	Barclays Bank plc	5.000%	9/22/16	10,000	10,921
6	Barclays Bank plc	6.050%	12/4/17	6,307	6,440
	Barclays Bank plc	6.750%	5/22/19	44,530	51,970
	Barclays Bank plc	5.125%	1/8/20	77,125	84,068
	BB&T Corp.	5.200%	12/23/15	6,380	7,058
	BB&T Corp.	3.200%	3/15/16	3,490	3,715
	BB&T Corp.	2.150%	3/22/17	8,875	9,138
	BB&T Corp.	4.900%	6/30/17	5,300	5,865
	BB&T Corp.	6.850%	4/30/19	10,714	13,553
	BB&T Corp.	5.250%	11/1/19	12,000	13,632
	BB&T Corp.	3.950%	3/22/22	5,500	5,914
	Bear Stearns Cos. LLC	6.400%	10/2/17	17,000	20,270
	Bear Stearns Cos. LLC	7.250%	2/1/18	19,035	23,435
	BNP Paribas SA	3.600%	2/23/16	9,000	9,308
	BNP Paribas SA	5.000%	1/15/21	107,400	115,621
	BNY Mellon NA	4.750%	12/15/14	5,000	5,398
	Branch Banking & Trust Co.	5.625%	9/15/16	4,750	5,434
	Capital One Bank USA NA	8.800%	7/15/19	10,000	12,890
	Capital One Financial Corp.	3.150%	7/15/16	1,950	2,046
	Capital One Financial Corp.	4.750%	7/15/21	4,000	4,477
	Citigroup Inc.	4.700%	5/29/15	12,705	13,411
	Citigroup Inc.	5.300%	1/7/16	10,000	10,779
	Citigroup Inc.	3.953%	6/15/16	2,730	2,845
	Citigroup Inc.	5.850%	8/2/16	10,000	11,028
	Citigroup Inc.	6.000%	8/15/17	7,000	7,927
	Citigroup Inc.	6.125%	11/21/17	36,111	41,249
	Citigroup Inc.	6.125%	5/15/18	15,000	17,141
	Citigroup Inc.	8.500%	5/22/19	19,317	24,545
	Citigroup Inc.	5.375%	8/9/20	26,000	28,814
	Citigroup Inc.	4.500%	1/14/22	13,000	13,699
5,6,7	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
	Comerica Bank	5.750%	11/21/16	8,500	9,643
6	Commonwealth Bank of Australia	5.000%	10/15/19	10,000	11,131
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	10,400	10,969
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	24,000	26,428
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	53,700	56,309
	Credit Suisse	6.000%	2/15/18	3,692	4,073
	Credit Suisse	5.300%	8/13/19	39,000	45,570
	Credit Suisse	4.375%	8/5/20	59,500	65,925
	Credit Suisse USA Inc.	5.125%	8/15/15	7,000	7,707
	Credit Suisse USA Inc.	5.375%	3/2/16	9,500	10,524
	Deutsche Bank AG	3.250%	1/11/16	20,000	20,769
	Deutsche Bank AG	6.000%	9/1/17	51,500	59,684
	Discover Bank	8.700%	11/18/19	10,000	12,602
	Discover Bank	7.000%	4/15/20	3,665	4,287
6	DNB Bank ASA	3.200%	4/3/17	2,000	2,045
	Fifth Third Bancorp	3.625%	1/25/16	7,000	7,469
	Fifth Third Bancorp	3.500%	3/15/22	7,000	7,227
5	Fifth Third Capital Trust IV	6.500%	4/15/67	1,600	1,592
	First Horizon National Corp.	5.375%	12/15/15	7,350	7,810

32

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	First Tennessee Bank NA	5.050%	1/15/15	5,000	5,140
	Goldman Sachs Group Inc.	3.700%	8/1/15	4,725	4,865
	Goldman Sachs Group Inc.	5.625%	1/15/17	9,000	9,547
	Goldman Sachs Group Inc.	6.250%	9/1/17	12,000	13,437
	Goldman Sachs Group Inc.	5.950%	1/18/18	13,000	14,437
	Goldman Sachs Group Inc.	6.150%	4/1/18	20,075	22,462
	Goldman Sachs Group Inc.	7.500%	2/15/19	16,500	19,432
	Goldman Sachs Group Inc.	5.375%	3/15/20	23,800	25,340
	Goldman Sachs Group Inc.	6.000%	6/15/20	13,700	15,147
	Goldman Sachs Group Inc.	5.250%	7/27/21	32,750	34,335
	Goldman Sachs Group Inc.	5.750%	1/24/22	32,825	35,892
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,811
	HSBC Bank USA NA	4.875%	8/24/20	26,163	27,585
	HSBC Holdings plc	5.100%	4/5/21	36,448	42,023
	HSBC Holdings plc	4.875%	1/14/22	11,500	13,033
	HSBC Holdings plc	4.000%	3/30/22	31,600	33,776
	HSBC USA Inc.	5.000%	9/27/20	10,000	10,493
6	ING Bank NV	3.750%	3/7/17	5,900	5,941
	JPMorgan Chase & Co.	4.875%	3/15/14	3,440	3,619
	JPMorgan Chase & Co.	3.450%	3/1/16	6,000	6,345
	JPMorgan Chase & Co.	3.150%	7/5/16	5,925	6,232
	JPMorgan Chase & Co.	6.125%	6/27/17	3,000	3,489
	JPMorgan Chase & Co.	6.000%	1/15/18	16,000	18,832
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	12,806
	JPMorgan Chase & Co.	4.950%	3/25/20	9,000	10,233
	JPMorgan Chase & Co.	4.400%	7/22/20	13,135	14,307
	JPMorgan Chase & Co.	4.250%	10/15/20	12,500	13,556
	JPMorgan Chase & Co.	4.625%	5/10/21	12,000	13,360
	JPMorgan Chase & Co.	4.350%	8/15/21	16,600	18,160
	JPMorgan Chase & Co.	4.500%	1/24/22	13,000	14,398
	JPMorgan Chase Bank NA	5.875%	6/13/16	10,000	11,221
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,520
	JPMorgan Chase Bank NA	6.000%	10/1/17	10,380	12,076
	KeyBank NA	5.450%	3/3/16	2,500	2,753
	KeyCorp	5.100%	3/24/21	10,000	11,525
	Lloyds TSB Bank plc	4.875%	1/21/16	9,500	10,119
	Lloyds TSB Bank plc	4.200%	3/28/17	7,500	7,836
	Lloyds TSB Bank plc	6.375%	1/21/21	53,792	62,361
	M&I Marshall & Ilsley Bank	5.250%	9/4/12	4,000	4,009
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,555	10,062
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	7,000	7,344
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	7,850	8,808
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	17,623	20,343
	Merrill Lynch & Co. Inc.	6.875%	11/15/18	2,797	3,246
	Morgan Stanley	3.800%	4/29/16	3,250	3,217
	Morgan Stanley	5.750%	10/18/16	2,500	2,624
	Morgan Stanley	5.450%	1/9/17	3,000	3,096
	Morgan Stanley	4.750%	3/22/17	4,200	4,256
	Morgan Stanley	5.550%	4/27/17	11,800	12,167
	Morgan Stanley	6.250%	8/28/17	6,120	6,424
	Morgan Stanley	5.950%	12/28/17	16,000	16,730
	Morgan Stanley	6.625%	4/1/18	16,450	17,598
	Morgan Stanley	7.300%	5/13/19	15,000	16,557
	Morgan Stanley	5.625%	9/23/19	22,800	22,996
	Morgan Stanley	5.500%	1/26/20	15,000	15,012
	Morgan Stanley	5.500%	7/24/20	12,000	12,064
	Morgan Stanley	5.750%	1/25/21	24,000	24,359
	Morgan Stanley	5.500%	7/28/21	24,500	24,800
	National Australia Bank Ltd.	2.750%	3/9/17	15,780	16,273
	National City Corp.	6.875%	5/15/19	10,285	12,519
6	Nordea Bank AB	3.125%	3/20/17	13,740	14,122
	Northern Trust Co.	5.850%	11/9/17	7,280	8,565
	Northern Trust Co.	6.500%	8/15/18	4,000	4,900
	Northern Trust Corp.	3.450%	11/4/20	13,000	14,101

33

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Northern Trust Corp.	3.375%	8/23/21	11,631	12,622
	Northern Trust Corp.	2.375%	8/2/22	17,500	17,529
	PNC Bank NA	4.875%	9/21/17	8,600	9,606
	PNC Bank NA	6.000%	12/7/17	4,500	5,292
	PNC Bank NA	6.875%	4/1/18	12,085	14,656
	PNC Funding Corp.	2.700%	9/19/16	7,500	7,900
	PNC Funding Corp.	6.700%	6/10/19	15,000	19,024
	PNC Funding Corp.	5.125%	2/8/20	27,653	32,543
	PNC Funding Corp.	4.375%	8/11/20	23,000	25,892
	PNC Funding Corp.	3.300%	3/8/22	29,495	31,145
3,5	RBS Capital Trust IV	1.261%	9/29/49	4,325	1,968
	Royal Bank of Canada	2.875%	4/19/16	7,500	7,959
	Royal Bank of Canada	2.300%	7/20/16	14,750	15,344
	Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	1,755
	Royal Bank of Scotland Group plc	6.400%	10/21/19	31,500	34,188
	Royal Bank of Scotland plc	3.950%	9/21/15	2,000	2,053
	Royal Bank of Scotland plc	4.375%	3/16/16	13,000	13,570
	Royal Bank of Scotland plc	5.625%	8/24/20	57,526	62,971
	Royal Bank of Scotland plc	6.125%	1/11/21	49,000	55,359
	Santander Holdings USA Inc.	4.625%	4/19/16	3,200	3,190
6	Societe Generale SA	5.200%	4/15/21	10,300	10,607
	Sovereign Bank	8.750%	5/30/18	5,000	5,463
	State Street Corp.	2.875%	3/7/16	6,600	7,054
	State Street Corp.	4.956%	3/15/18	15,000	16,156
	State Street Corp.	4.375%	3/7/21	27,840	32,189
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	24,000	24,356
3	SunTrust Bank	0.761%	4/1/15	6,000	5,718
	SunTrust Bank	7.250%	3/15/18	13,000	15,074
	SunTrust Banks Inc.	3.600%	4/15/16	4,200	4,406
	Svenska Handelsbanken AB	2.875%	4/4/17	10,000	10,417
	Toronto-Dominion Bank	2.500%	7/14/16	10,500	10,989
	Toronto-Dominion Bank	2.375%	10/19/16	9,350	9,798
	UBS AG	5.875%	7/15/16	10,220	10,938
	UBS AG	5.875%	12/20/17	41,450	48,031
	UBS AG	5.750%	4/25/18	37,625	43,148
	UBS AG	4.875%	8/4/20	55,000	60,860
	Union Bank NA	5.950%	5/11/16	4,826	5,406
	Union Bank NA	3.000%	6/6/16	12,500	13,109
	UnionBanCal Corp.	3.500%	6/18/22	8,000	8,287
6	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	7,187
	US Bancorp	2.200%	11/15/16	5,000	5,222
	US Bancorp	1.650%	5/15/17	3,600	3,662
	US Bancorp	4.125%	5/24/21	14,100	16,013
	US Bancorp	3.000%	3/15/22	17,000	17,683
	US Bancorp	2.950%	7/15/22	34,200	34,387
5	US Bank NA	3.778%	4/29/20	6,395	6,733
	Wachovia Bank NA	6.000%	11/15/17	8,000	9,488
	Wachovia Corp.	5.625%	10/15/16	8,000	9,088
	Wachovia Corp.	5.750%	6/15/17	15,000	17,768
	Wachovia Corp.	5.750%	2/1/18	29,525	35,165
7	Washington Mutual Bank	5.500%	1/15/13	6,147	1
7	Washington Mutual Bank	5.650%	8/15/14	7,500	11
7	Washington Mutual Bank	5.125%	1/15/15	9,000	13
	Wells Fargo & Co.	2.100%	5/8/17	6,750	6,918
	Wells Fargo & Co.	5.625%	12/11/17	35,400	42,212
	Wells Fargo & Co.	4.600%	4/1/21	34,000	39,224
	Wells Fargo & Co.	3.500%	3/8/22	38,425	40,987
	Westpac Banking Corp.	4.200%	2/27/15	10,000	10,743
	Westpac Banking Corp.	3.000%	8/4/15	15,000	15,754
	Westpac Banking Corp.	4.875%	11/19/19	40,795	46,267
	Wilmington Trust Corp.	4.875%	4/15/13	13,000	13,220
6	Woori Bank Co. Ltd.	5.875%	4/13/21	3,000	3,403
	Zions Bancorporation	5.500%	11/16/15	8,000	8,200

34

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brokerage (0.9%)
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,839
	Ameriprise Financial Inc.	5.300%	3/15/20	26,570	30,808
	BlackRock Inc.	6.250%	9/15/17	12,395	15,089
	BlackRock Inc.	5.000%	12/10/19	25,000	29,052
	BlackRock Inc.	4.250%	5/24/21	20,250	22,500
	BlackRock Inc.	3.375%	6/1/22	10,000	10,424
6	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	2,725	3,032
	Charles Schwab Corp.	6.375%	9/1/17	6,000	7,224
	Charles Schwab Corp.	4.450%	7/22/20	14,500	16,335
	Franklin Resources Inc.	4.625%	5/20/20	5,000	5,757
	Jefferies Group Inc.	5.125%	4/13/18	14,255	14,006
	Jefferies Group Inc.	6.875%	4/15/21	3,000	3,060
7	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	TD Ameritrade Holding Corp.	5.600%	12/1/19	11,100	12,775
	Finance Companies (1.7%)
	General Electric Capital Corp.	5.000%	1/8/16	9,000	9,990
	General Electric Capital Corp.	2.300%	4/27/17	12,000	12,277
	General Electric Capital Corp.	5.625%	9/15/17	21,025	24,686
	General Electric Capital Corp.	5.625%	5/1/18	23,250	27,470
	General Electric Capital Corp.	6.000%	8/7/19	10,000	12,041
	General Electric Capital Corp.	5.500%	1/8/20	10,000	11,817
	General Electric Capital Corp.	4.375%	9/16/20	12,000	13,230
	General Electric Capital Corp.	4.625%	1/7/21	12,500	14,105
	General Electric Capital Corp.	5.300%	2/11/21	13,000	14,901
	General Electric Capital Corp.	4.650%	10/17/21	19,500	22,296
5	General Electric Capital Corp.	6.375%	11/15/67	14,450	15,209
5	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	4,775
	HSBC Finance Corp.	5.250%	1/15/14	9,050	9,527
3	HSBC Finance Corp.	0.897%	6/1/16	6,225	5,818
	HSBC Finance Corp.	6.676%	1/15/21	50,553	56,457
	SLM Corp.	5.050%	11/14/14	7,500	7,798
	SLM Corp.	6.250%	1/25/16	20,000	21,191
	SLM Corp.	6.000%	1/25/17	9,020	9,531
	SLM Corp.	8.450%	6/15/18	5,000	5,734
	SLM Corp.	8.000%	3/25/20	5,000	5,616
	SLM Corp.	7.250%	1/25/22	4,000	4,284
6	USAA Capital Corp.	2.250%	12/13/16	4,060	4,217
	Insurance (6.1%)
	ACE INA Holdings Inc.	5.700%	2/15/17	20,800	24,746
	AEGON Funding Co. LLC	5.750%	12/15/20	3,800	4,276
	Aetna Inc.	6.000%	6/15/16	2,970	3,466
	Aetna Inc.	6.500%	9/15/18	31,818	39,782
	Aetna Inc.	3.950%	9/1/20	12,000	13,324
	Aflac Inc.	8.500%	5/15/19	9,940	13,174
	Aflac Inc.	4.000%	2/15/22	5,000	5,353
	Alleghany Corp.	5.625%	9/15/20	4,000	4,352
	Alleghany Corp.	4.950%	6/27/22	4,000	4,215
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	10,000	11,538
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,122
	Allstate Corp.	7.450%	5/16/19	8,100	10,567
	Allstate Life Global Funding Trusts	5.375%	4/30/13	13,895	14,409
	Alterra Finance LLC	6.250%	9/30/20	8,000	8,676
	American Financial Group Inc.	9.875%	6/15/19	10,000	12,785
	American International Group Inc.	5.050%	10/1/15	5,712	6,172
	American International Group Inc.	4.875%	9/15/16	2,375	2,559
	American International Group Inc.	5.600%	10/18/16	5,000	5,474
	American International Group Inc.	3.800%	3/22/17	2,980	3,095
	American International Group Inc.	5.450%	5/18/17	5,000	5,511
	American International Group Inc.	5.850%	1/16/18	14,174	15,945
	American International Group Inc.	8.250%	8/15/18	15,000	18,437
	American International Group Inc.	6.400%	12/15/20	10,000	11,702
	American International Group Inc.	4.875%	6/1/22	10,000	10,641

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	5,000	5,400
	Axis Capital Holdings Ltd.	5.750%	12/1/14	5,955	6,319
	Axis Specialty Finance LLC	5.875%	6/1/20	21,240	23,314
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	18,600	20,487
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	2,140	2,183
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	9,000	10,240
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	10,360	10,783
	Berkshire Hathaway Inc.	1.900%	1/31/17	8,260	8,553
	Berkshire Hathaway Inc.	3.750%	8/15/21	25,000	27,499
	Berkshire Hathaway Inc.	3.400%	1/31/22	9,706	10,459
	Chubb Corp.	5.750%	5/15/18	5,933	7,329
5	Chubb Corp.	6.375%	3/29/67	14,900	15,571
	Cigna Corp.	4.500%	3/15/21	5,000	5,535
	Cigna Corp.	4.000%	2/15/22	10,000	10,707
	CNA Financial Corp.	7.350%	11/15/19	4,000	4,888
	CNA Financial Corp.	5.875%	8/15/20	3,000	3,433
	CNA Financial Corp.	5.750%	8/15/21	5,000	5,708
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	4,582
	Coventry Health Care Inc.	5.450%	6/15/21	5,000	5,706
	Genworth Financial Inc.	7.700%	6/15/20	3,000	3,004
	Genworth Financial Inc.	7.625%	9/24/21	5,000	4,865
	Genworth Global Funding Trusts	5.750%	5/15/13	5,250	5,362
	Hartford Financial Services Group Inc.	4.625%	7/15/13	10,000	10,286
	Hartford Financial Services Group Inc.	4.000%	3/30/15	3,400	3,572
	Hartford Financial Services Group Inc.	6.300%	3/15/18	3,000	3,338
	Hartford Financial Services Group Inc.	5.125%	4/15/22	10,000	10,659
	HCC Insurance Holdings Inc.	6.300%	11/15/19	7,500	8,618
6	Health Care Service Corp.	4.700%	1/15/21	2,015	2,239
	Humana Inc.	7.200%	6/15/18	3,000	3,625
6	ING-US Inc.	5.500%	7/15/22	7,000	7,174
6	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,784
6	Liberty Mutual Group Inc.	4.950%	5/1/22	5,000	5,106
	Lincoln National Corp.	6.250%	2/15/20	5,000	5,769
	Lincoln National Corp.	4.200%	3/15/22	10,000	10,347
	Manulife Financial Corp.	4.900%	9/17/20	23,950	25,643
	Markel Corp.	4.900%	7/1/22	10,000	10,541
6	MassMutual Global Funding II	3.125%	4/14/16	9,800	10,394
	MetLife Inc.	6.750%	6/1/16	15,000	17,810
	MetLife Inc.	6.817%	8/15/18	14,615	18,004
	MetLife Inc.	7.717%	2/15/19	18,939	24,468
	MetLife Inc.	4.750%	2/8/21	15,000	17,024
6	Metropolitan Life Global Funding I	2.500%	9/29/15	8,170	8,411
6	Metropolitan Life Global Funding I	3.125%	1/11/16	9,000	9,431
6	Metropolitan Life Global Funding I	3.650%	6/14/18	3,225	3,456
3,6	Monumental Global Funding III	0.621%	1/25/13	10,000	9,977
6	New York Life Global Funding	3.000%	5/4/15	4,150	4,394
6	New York Life Global Funding	2.450%	7/14/16	20,195	21,098
6	Pacific Life Global Funding	5.150%	4/15/13	11,404	11,734
6	Pacific LifeCorp	6.000%	2/10/20	3,000	3,340
	PartnerRe Finance B LLC	5.500%	6/1/20	15,550	16,750
6	Pricoa Global Funding I	5.450%	6/11/14	6,666	7,181
	Principal Financial Group Inc.	8.875%	5/15/19	11,195	14,898
6	Principal Life Global Funding I	5.250%	1/15/13	5,000	5,102
	Progressive Corp.	3.750%	8/23/21	17,750	19,498
5	Progressive Corp.	6.700%	6/15/67	13,500	14,378
	Protective Life Corp.	7.375%	10/15/19	7,000	8,403
	Prudential Financial Inc.	3.000%	5/12/16	8,000	8,323
	Prudential Financial Inc.	6.100%	6/15/17	6,200	7,175
	Prudential Financial Inc.	7.375%	6/15/19	7,000	8,712
	Prudential Financial Inc.	5.375%	6/21/20	2,000	2,278
	Prudential Financial Inc.	4.500%	11/15/20	3,000	3,276
	Reinsurance Group of America Inc.	5.625%	3/15/17	7,000	7,698
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,952
6	TIAA Global Markets Inc.	4.950%	7/15/13	2,750	2,864

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Torchmark Corp.	9.250%	6/15/19	3,000	3,838
	Travelers Cos. Inc.	5.750%	12/15/17	10,206	12,326
	Travelers Cos. Inc.	5.800%	5/15/18	6,710	8,225
	Travelers Cos. Inc.	5.900%	6/2/19	3,000	3,755
	Travelers Cos. Inc.	3.900%	11/1/20	6,405	7,157
	UnitedHealth Group Inc.	4.875%	3/15/15	7,585	8,334
	UnitedHealth Group Inc.	5.375%	3/15/16	2,500	2,861
	UnitedHealth Group Inc.	6.000%	6/15/17	10,335	12,654
	UnitedHealth Group Inc.	6.000%	2/15/18	15,114	18,572
	UnitedHealth Group Inc.	3.875%	10/15/20	10,000	11,071
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	15,211
	UnitedHealth Group Inc.	3.375%	11/15/21	8,000	8,627
	UnitedHealth Group Inc.	2.875%	3/15/22	19,816	20,471
	WellPoint Inc.	5.250%	1/15/16	5,000	5,607
	WellPoint Inc.	5.875%	6/15/17	11,465	13,527
	WellPoint Inc.	7.000%	2/15/19	11,445	14,354
	WellPoint Inc.	4.350%	8/15/20	20,000	22,100
	WellPoint Inc.	3.700%	8/15/21	16,000	16,911
	WellPoint Inc.	3.125%	5/15/22	27,500	27,727
	Willis Group Holdings plc	5.750%	3/15/21	3,500	3,922
	Willis North America Inc.	6.200%	3/28/17	3,300	3,722
	Willis North America Inc.	7.000%	9/29/19	8,000	9,411
	Other Finance (0.1%)
6	Aviation Capital Group Corp.	6.750%	4/6/21	7,600	7,635
	ORIX Corp.	3.750%	3/9/17	5,500	5,585
	Real Estate Investment Trusts (2.4%)
	BioMed Realty LP	4.250%	7/15/22	5,000	5,199
	Boston Properties LP	3.700%	11/15/18	4,000	4,274
	Boston Properties LP	4.125%	5/15/21	5,000	5,401
	Boston Properties LP	3.850%	2/1/23	5,000	5,267
	Brandywine Operating Partnership LP	5.700%	5/1/17	2,000	2,182
	Brandywine Operating Partnership LP	4.950%	4/15/18	5,000	5,264
	DDR Corp.	7.500%	4/1/17	1,750	2,028
	DDR Corp.	4.750%	4/15/18	3,000	3,180
	DDR Corp.	7.875%	9/1/20	5,000	6,152
	DDR Corp.	4.625%	7/15/22	3,000	3,062
	Digital Realty Trust LP	5.875%	2/1/20	12,000	13,489
	Digital Realty Trust LP	5.250%	3/15/21	5,000	5,576
	Duke Realty LP	7.375%	2/15/15	5,000	5,596
	Duke Realty LP	5.950%	2/15/17	5,000	5,635
	Duke Realty LP	6.500%	1/15/18	3,555	4,085
	ERP Operating LP	4.750%	7/15/20	5,345	6,052
	Federal Realty Investment Trust	5.900%	4/1/20	3,000	3,554
6	Goodman Funding Pty Ltd.	6.375%	11/12/20	3,000	3,177
6	Goodman Funding Pty Ltd.	6.375%	4/15/21	4,000	4,246
	HCP Inc.	3.750%	2/1/16	4,921	5,204
	HCP Inc.	3.750%	2/1/19	3,000	3,123
	HCP Inc.	5.375%	2/1/21	5,600	6,497
	HCP Inc.	3.150%	8/1/22	5,000	4,938
	Health Care REIT Inc.	4.700%	9/15/17	5,000	5,399
	Health Care REIT Inc.	4.125%	4/1/19	7,950	8,263
	Health Care REIT Inc.	6.125%	4/15/20	5,000	5,847
	Health Care REIT Inc.	4.950%	1/15/21	10,000	10,933
	Hospitality Properties Trust	7.875%	8/15/14	3,900	4,232
	Hospitality Properties Trust	6.300%	6/15/16	5,000	5,411
	Kilroy Realty LP	4.800%	7/15/18	9,500	10,406
	Kilroy Realty LP	6.625%	6/1/20	7,470	8,653
	Mack-Cali Realty LP	7.750%	8/15/19	4,000	4,974
	ProLogis LP	6.250%	3/15/17	1,520	1,735
	ProLogis LP	6.625%	5/15/18	5,000	5,910
	ProLogis LP	7.375%	10/30/19	4,175	5,188
	Realty Income Corp.	5.750%	1/15/21	3,000	3,481
	Regency Centers LP	4.950%	4/15/14	5,000	5,230

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Simon Property Group LP	6.750%	5/15/14	15,000	16,270
	Simon Property Group LP	5.100%	6/15/15	6,320	6,949
	Simon Property Group LP	5.250%	12/1/16	13,500	15,295
	Simon Property Group LP	2.800%	1/30/17	3,000	3,141
	Simon Property Group LP	5.875%	3/1/17	3,300	3,875
	Simon Property Group LP	2.150%	9/15/17	5,000	5,108
	Simon Property Group LP	6.125%	5/30/18	11,369	13,723
	Simon Property Group LP	10.350%	4/1/19	10,815	15,519
	Simon Property Group LP	5.650%	2/1/20	31,200	37,345
	Simon Property Group LP	4.375%	3/1/21	29,594	33,039
	Simon Property Group LP	4.125%	12/1/21	20,640	22,824
	Simon Property Group LP	3.375%	3/15/22	13,000	13,530
	UDR Inc.	4.250%	6/1/18	3,000	3,267
	UDR Inc.	4.625%	1/10/22	2,000	2,162
	Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	7,000	7,278
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,000	3,303
	Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	8,000	8,615
6	WEA Finance LLC	7.125%	4/15/18	21,500	25,635
6	WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	3,925	4,288
6	WEA Finance LLC / WT Finance Aust Pty Ltd.	6.750%	9/2/19	1,000	1,193
					5,569,747
Industrial (39.4%)
	Basic Industry (3.7%)
	Air Products & Chemicals Inc.	2.000%	8/2/16	1,120	1,163
	Air Products & Chemicals Inc.	4.375%	8/21/19	4,485	5,148
	Air Products & Chemicals Inc.	3.000%	11/3/21	6,000	6,371
	Alcoa Inc.	5.720%	2/23/19	9,500	10,192
	Alcoa Inc.	6.150%	8/15/20	10,000	10,866
	Alcoa Inc.	5.400%	4/15/21	2,000	2,046
	Alcoa Inc.	5.870%	2/23/22	1,100	1,157
6	Anglo American Capital plc	4.450%	9/27/20	4,000	4,304
	AngloGold Ashanti Holdings plc	5.375%	4/15/20	7,000	7,267
	ArcelorMittal	9.000%	2/15/15	1,410	1,593
	ArcelorMittal	4.500%	2/25/17	9,000	8,927
	ArcelorMittal	6.125%	6/1/18	6,000	6,217
	ArcelorMittal	9.850%	6/1/19	12,000	14,424
	ArcelorMittal	5.500%	8/5/20	3,250	3,142
	ArcelorMittal	5.750%	3/1/21	6,000	5,771
	ArcelorMittal	6.500%	2/25/22	9,500	9,550
	ArcelorMittal USA LLC	6.500%	4/15/14	790	835
	Barrick Gold Corp.	2.900%	5/30/16	4,020	4,228
	Barrick Gold Corp.	3.850%	4/1/22	9,500	10,028
	Barrick North America Finance LLC	6.800%	9/15/18	5,000	6,223
	Barrick North America Finance LLC	4.400%	5/30/21	5,000	5,447
	Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	1,062	1,208
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	10,950	11,183
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	10,555	12,485
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	20,340	22,080
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	19,000	19,972
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,695
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,188
	Cliffs Natural Resources Inc.	4.800%	10/1/20	3,000	3,055
	Cliffs Natural Resources Inc.	4.875%	4/1/21	8,000	8,010
	Dow Chemical Co.	4.250%	11/15/20	12,205	13,575
	Dow Chemical Co.	4.125%	11/15/21	12,500	13,795
	Eastman Chemical Co.	4.500%	1/15/21	6,586	7,331
	Eastman Chemical Co.	3.600%	8/15/22	6,000	6,295
	Ecolab Inc.	3.000%	12/8/16	5,740	6,117
	Ecolab Inc.	4.350%	12/8/21	6,040	6,839
	EI du Pont de Nemours & Co.	6.000%	7/15/18	15,980	20,146
	EI du Pont de Nemours & Co.	4.625%	1/15/20	17,618	20,876
	EI du Pont de Nemours & Co.	3.625%	1/15/21	23,350	26,043
	EI du Pont de Nemours & Co.	4.250%	4/1/21	4,000	4,679

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	FMC Corp.	3.950%	2/1/22	5,000	5,315
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	2,500	2,515
6	Gold Fields Orogen Holding BVI Ltd.	4.875%	10/7/20	10,000	9,944
	International Paper Co.	7.950%	6/15/18	12,939	16,524
	International Paper Co.	9.375%	5/15/19	7,000	9,450
	International Paper Co.	4.750%	2/15/22	4,000	4,514
	Lubrizol Corp.	8.875%	2/1/19	4,000	5,570
	LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,656
	Monsanto Co.	2.750%	4/15/16	3,660	3,909
	Monsanto Co.	2.200%	7/15/22	4,000	4,044
	Mosaic Co.	3.750%	11/15/21	2,000	2,157
	Newmont Mining Corp.	3.500%	3/15/22	9,000	9,202
6	POSCO	4.250%	10/28/20	5,000	5,176
	Praxair Inc.	4.625%	3/30/15	50	55
	Praxair Inc.	4.500%	8/15/19	3,000	3,497
	Praxair Inc.	3.000%	9/1/21	19,150	20,573
	Praxair Inc.	2.450%	2/15/22	12,000	12,188
	Praxair Inc.	2.200%	8/15/22	8,000	8,024
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	8,471	10,580
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,000	18,119
	Rio Tinto Finance USA Ltd.	3.500%	11/2/20	35,000	38,066
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	18,000	20,408
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	10,500	11,587
	Rio Tinto Finance USA plc	2.000%	3/22/17	6,250	6,465
	Rio Tinto Finance USA plc	3.500%	3/22/22	25,000	27,361
	Rohm & Haas Co.	6.000%	9/15/17	6,000	7,039
	Teck Resources Ltd.	10.250%	5/15/16	10,000	11,157
	Teck Resources Ltd.	2.500%	2/1/18	6,500	6,512
	Teck Resources Ltd.	3.000%	3/1/19	2,000	2,007
	Teck Resources Ltd.	10.750%	5/15/19	6,013	7,278
	Teck Resources Ltd.	4.500%	1/15/21	2,000	2,134
	Vale Overseas Ltd.	5.625%	9/15/19	18,000	20,238
	Vale Overseas Ltd.	4.625%	9/15/20	5,000	5,312
	Vale Overseas Ltd.	4.375%	1/11/22	10,500	10,912
6	Xstrata Finance Canada Ltd.	4.950%	11/15/21	5,000	5,343
	Capital Goods (4.5%)
	ABB Finance USA Inc.	2.875%	5/8/22	20,000	20,900
6	ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,774
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,487
	Boeing Capital Corp.	2.900%	8/15/18	6,907	7,503
	Boeing Co.	3.750%	11/20/16	3,300	3,705
	Boeing Co.	4.875%	2/15/20	6,000	7,291
	Caterpillar Financial Services Corp.	4.750%	2/17/15	5,000	5,488
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,308
	Caterpillar Financial Services Corp.	2.050%	8/1/16	8,500	8,840
	Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,431
	Caterpillar Financial Services Corp.	5.450%	4/15/18	14,406	17,341
	Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	18,520
	Caterpillar Inc.	7.900%	12/15/18	10,215	13,921
	Caterpillar Inc.	3.900%	5/27/21	12,000	13,807
	Caterpillar Inc.	2.600%	6/26/22	10,000	10,375
	Cooper US Inc.	5.450%	4/1/15	6,000	6,636
	Cooper US Inc.	6.100%	7/1/17	3,500	4,145
	Crane Co.	5.500%	9/15/13	5,000	5,234
	CRH America Inc.	6.000%	9/30/16	18,126	20,098
	Danaher Corp.	2.300%	6/23/16	9,350	9,840
	Danaher Corp.	3.900%	6/23/21	15,000	17,170
	Deere & Co.	4.375%	10/16/19	11,850	13,836
	Deere & Co.	2.600%	6/8/22	15,000	15,587
	Dover Corp.	4.300%	3/1/21	5,000	5,848
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	4,520
	Embraer Overseas Ltd.	6.375%	1/15/20	11,875	13,441
	Embraer SA	5.150%	6/15/22	3,000	3,134

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Emerson Electric Co.	5.375%	10/15/17	10,000	11,912
	Emerson Electric Co.	5.250%	10/15/18	5,000	6,094
	Emerson Electric Co.	4.875%	10/15/19	4,000	4,810
	General Dynamics Corp.	3.875%	7/15/21	12,000	13,608
	General Electric Co.	5.250%	12/6/17	70,800	83,719
	Goodrich Corp.	3.600%	2/1/21	18,587	20,462
	Harsco Corp.	5.750%	5/15/18	12,000	13,392
	Honeywell International Inc.	5.300%	3/1/18	9,772	11,824
	Illinois Tool Works Inc.	6.250%	4/1/19	9,950	12,443
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	4,194	4,758
	John Deere Capital Corp.	1.850%	9/15/16	2,545	2,625
	John Deere Capital Corp.	2.000%	1/13/17	9,500	9,876
	John Deere Capital Corp.	5.350%	4/3/18	14,000	16,761
	John Deere Capital Corp.	5.750%	9/10/18	13,000	15,925
	John Deere Capital Corp.	2.250%	4/17/19	8,400	8,749
	John Deere Capital Corp.	3.900%	7/12/21	7,180	8,118
	John Deere Capital Corp.	3.150%	10/15/21	8,050	8,631
	John Deere Capital Corp.	2.800%	1/27/23	4,000	4,180
	L-3 Communications Corp.	6.375%	10/15/15	123	126
	L-3 Communications Corp.	3.950%	11/15/16	4,480	4,830
	L-3 Communications Corp.	5.200%	10/15/19	20,000	22,490
	L-3 Communications Corp.	4.750%	7/15/20	4,000	4,357
	Lockheed Martin Corp.	7.650%	5/1/16	5,000	6,078
	Lockheed Martin Corp.	4.250%	11/15/19	22,810	25,685
	Lockheed Martin Corp.	3.350%	9/15/21	10,000	10,583
	Owens Corning	6.500%	12/1/16	10,360	11,560
	Owens Corning	9.000%	6/15/19	7,000	8,907
	Parker Hannifin Corp.	5.500%	5/15/18	6,400	7,701
	Raytheon Co.	6.400%	12/15/18	5,725	7,249
	Raytheon Co.	3.125%	10/15/20	17,000	18,337
	Republic Services Inc.	3.800%	5/15/18	5,826	6,301
	Republic Services Inc.	5.500%	9/15/19	7,400	8,719
	Republic Services Inc.	5.000%	3/1/20	4,400	5,048
	Republic Services Inc.	5.250%	11/15/21	4,000	4,769
	Republic Services Inc.	3.550%	6/1/22	3,000	3,156
	Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,922
	Rockwell Collins Inc.	3.100%	11/15/21	4,000	4,223
	Roper Industries Inc.	6.250%	9/1/19	2,700	3,293
	Stanley Black & Decker Inc.	3.400%	12/1/21	7,000	7,315
	United Technologies Corp.	5.375%	12/15/17	16,805	20,387
	United Technologies Corp.	6.125%	2/1/19	5,500	6,930
	United Technologies Corp.	4.500%	4/15/20	18,500	21,950
	United Technologies Corp.	3.100%	6/1/22	49,750	53,294
	Waste Management Inc.	7.375%	3/11/19	4,250	5,452
	Communication (5.7%)
	America Movil SAB de CV	5.500%	3/1/14	4,000	4,276
	America Movil SAB de CV	5.750%	1/15/15	15,955	17,720
	America Movil SAB de CV	2.375%	9/8/16	12,850	13,311
	America Movil SAB de CV	5.625%	11/15/17	14,424	17,151
	America Movil SAB de CV	5.000%	10/16/19	9,000	10,440
	America Movil SAB de CV	5.000%	3/30/20	24,500	28,586
	America Movil SAB de CV	3.125%	7/16/22	25,300	26,029
	American Tower Corp.	4.625%	4/1/15	3,000	3,192
	American Tower Corp.	4.500%	1/15/18	10,000	10,731
	AT&T Inc.	2.950%	5/15/16	11,000	11,822
	AT&T Inc.	5.625%	6/15/16	11,000	12,913
	AT&T Inc.	2.400%	8/15/16	5,520	5,839
	AT&T Inc.	5.500%	2/1/18	35,925	43,466
	AT&T Inc.	5.600%	5/15/18	18,589	22,628
	AT&T Inc.	4.450%	5/15/21	20,000	23,512
	AT&T Inc.	3.875%	8/15/21	21,350	24,253
	AT&T Inc.	3.000%	2/15/22	39,000	41,234
6	British Sky Broadcasting Group plc	9.500%	11/15/18	4,000	5,414

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	British Telecommunications plc	5.950%	1/15/18	4,465	5,299
	CBS Corp.	4.625%	5/15/18	2,750	3,034
	CBS Corp.	8.875%	5/15/19	3,458	4,664
	CBS Corp.	4.300%	2/15/21	3,000	3,304
	CBS Corp.	3.375%	3/1/22	3,000	3,117
	Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	8,800	9,427
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	20,000	27,890
	CenturyLink Inc.	6.000%	4/1/17	7,000	7,635
	CenturyLink Inc.	6.450%	6/15/21	8,000	8,746
	CenturyLink Inc.	5.800%	3/15/22	3,000	3,187
	Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,492
	Comcast Corp.	5.850%	11/15/15	3,450	3,966
	Comcast Corp.	6.300%	11/15/17	26,480	32,571
	Comcast Corp.	5.700%	5/15/18	7,767	9,326
	Comcast Corp.	5.150%	3/1/20	5,700	6,782
6	Deutsche Telekom International Finance BV	3.125%	4/11/16	7,460	7,761
6	Deutsche Telekom International Finance BV	2.250%	3/6/17	7,395	7,501
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	18,000	21,444
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,375	4,886
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	16,800	17,748
	Discovery Communications LLC	4.375%	6/15/21	5,000	5,624
	France Telecom SA	2.125%	9/16/15	5,000	5,097
	France Telecom SA	5.375%	7/8/19	11,000	12,738
	France Telecom SA	4.125%	9/14/21	23,462	25,795
	NBCUniversal Media LLC	5.150%	4/30/20	11,950	14,142
	NBCUniversal Media LLC	4.375%	4/1/21	8,000	9,090
	News America Inc.	6.900%	3/1/19	7,000	8,820
	News America Inc.	4.500%	2/15/21	6,000	6,879
	Omnicom Group Inc.	5.900%	4/15/16	7,383	8,538
	Omnicom Group Inc.	4.450%	8/15/20	9,000	10,009
6	Pearson Funding Four plc	3.750%	5/8/22	10,000	10,435
	Qwest Corp.	6.750%	12/1/21	10,760	12,626
	Reed Elsevier Capital Inc.	8.625%	1/15/19	4,000	5,141
	Telecom Italia Capital SA	5.250%	10/1/15	14,000	13,968
	Telecom Italia Capital SA	6.999%	6/4/18	9,860	10,030
	Telecom Italia Capital SA	7.175%	6/18/19	6,000	6,129
	Telefonica Emisiones SAU	3.729%	4/27/15	8,848	8,329
	Telefonica Emisiones SAU	6.221%	7/3/17	10,662	10,448
	Telefonica Emisiones SAU	5.877%	7/15/19	4,000	3,761
	Telefonica Emisiones SAU	5.134%	4/27/20	6,000	5,380
6	Telemar Norte Leste SA	5.500%	10/23/20	6,500	6,700
6	Telstra Corp. Ltd.	4.800%	10/12/21	5,000	5,794
	Thomson Reuters Corp.	6.500%	7/15/18	10,685	13,217
	Thomson Reuters Corp.	4.700%	10/15/19	13,835	15,842
	Time Warner Cable Inc.	5.850%	5/1/17	7,000	8,303
	Time Warner Cable Inc.	6.750%	7/1/18	18,000	22,510
	Time Warner Cable Inc.	8.250%	4/1/19	12,000	16,038
	Time Warner Cable Inc.	5.000%	2/1/20	8,363	9,705
	Time Warner Cable Inc.	4.000%	9/1/21	4,000	4,397
	Verizon Communications Inc.	2.000%	11/1/16	7,300	7,607
	Verizon Communications Inc.	5.500%	4/1/17	3,000	3,566
	Verizon Communications Inc.	5.500%	2/15/18	11,025	13,460
	Verizon Communications Inc.	6.100%	4/15/18	20,590	25,624
	Verizon Communications Inc.	8.750%	11/1/18	20,993	29,369
	Verizon Communications Inc.	6.350%	4/1/19	21,606	27,584
	Verizon Communications Inc.	4.600%	4/1/21	23,000	27,378
	Verizon Communications Inc.	3.500%	11/1/21	35,000	38,798
	Vodafone Group plc	5.750%	3/15/16	7,190	8,335
	Vodafone Group plc	5.625%	2/27/17	22,000	26,146
	Vodafone Group plc	4.375%	3/16/21	5,000	5,843
	WPP Finance 2010	4.750%	11/21/21	5,000	5,481
	WPP Finance UK	8.000%	9/15/14	6,000	6,798

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Consumer Cyclical (4.5%)
6	American Honda Finance Corp.	3.500%	3/16/15	7,390	7,819
6	American Honda Finance Corp.	2.500%	9/21/15	3,780	3,926
6	American Honda Finance Corp.	3.875%	9/21/20	3,640	3,988
	AutoZone Inc.	3.700%	4/15/22	3,000	3,130
	Best Buy Co. Inc.	5.500%	3/15/21	5,000	4,525
	CVS Caremark Corp.	5.750%	6/1/17	5,000	5,982
	CVS Caremark Corp.	6.600%	3/15/19	8,000	10,215
	CVS Caremark Corp.	4.750%	5/18/20	5,000	5,782
5,6	CVS Pass-Through Trust	6.117%	1/10/13	4,578	4,660
6	Daimler Finance North America LLC	3.875%	9/15/21	1,900	2,067
	Darden Restaurants Inc.	6.200%	10/15/17	15,000	17,455
	eBay Inc.	1.625%	10/15/15	2,000	2,063
	eBay Inc.	1.350%	7/15/17	1,175	1,181
	eBay Inc.	3.250%	10/15/20	6,500	6,921
	eBay Inc.	2.600%	7/15/22	16,500	16,840
	Expedia Inc.	5.950%	8/15/20	15,450	16,605
6	Experian Finance plc	2.375%	6/15/17	3,040	3,066
	Ford Motor Credit Co. LLC	7.000%	4/15/15	6,580	7,313
	Ford Motor Credit Co. LLC	5.625%	9/15/15	6,203	6,735
	Ford Motor Credit Co. LLC	2.500%	1/15/16	5,000	4,984
6	Ford Motor Credit Co. LLC	4.207%	4/15/16	12,300	12,715
6	Ford Motor Credit Co. LLC	3.984%	6/15/16	8,700	8,961
	Ford Motor Credit Co. LLC	4.250%	2/3/17	6,000	6,294
	Ford Motor Credit Co. LLC	3.000%	6/12/17	10,250	10,202
	Ford Motor Credit Co. LLC	6.625%	8/15/17	10,000	11,310
	Ford Motor Credit Co. LLC	5.000%	5/15/18	17,348	18,432
	Ford Motor Credit Co. LLC	5.750%	2/1/21	6,500	7,108
	Ford Motor Credit Co. LLC	5.875%	8/2/21	10,500	11,586
6	Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	14,207
	Home Depot Inc.	5.400%	3/1/16	9,000	10,428
	Home Depot Inc.	3.950%	9/15/20	7,700	8,797
	Home Depot Inc.	4.400%	4/1/21	15,905	18,751
6	Hyundai Capital America	3.750%	4/6/16	1,740	1,819
6	Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,296
6	Hyundai Capital Services Inc.	4.375%	7/27/16	2,160	2,289
6	Kia Motors Corp.	3.625%	6/14/16	3,200	3,327
	Kohl's Corp.	4.000%	11/1/21	7,000	7,458
	Lowe's Cos. Inc.	4.625%	4/15/20	8,000	9,168
	Lowe's Cos. Inc.	3.800%	11/15/21	11,650	12,983
	Lowe's Cos. Inc.	3.120%	4/15/22	21,000	22,140
	Macy's Retail Holdings Inc.	5.900%	12/1/16	20,745	24,143
	Macy's Retail Holdings Inc.	3.875%	1/15/22	6,000	6,451
	Marriott International Inc.	6.375%	6/15/17	3,040	3,596
	Marriott International Inc.	3.000%	3/1/19	2,500	2,547
	McDonald's Corp.	5.300%	3/15/17	1,200	1,424
	McDonald's Corp.	5.800%	10/15/17	7,000	8,608
	McDonald's Corp.	5.350%	3/1/18	10,000	12,115
	McDonald's Corp.	3.500%	7/15/20	7,000	7,858
	McDonald's Corp.	2.625%	1/15/22	12,000	12,573
6	Nissan Motor Acceptance Corp.	4.500%	1/30/15	9,300	9,923
	Nordstrom Inc.	6.250%	1/15/18	7,866	9,523
	Nordstrom Inc.	4.750%	5/1/20	15,000	17,574
	Nordstrom Inc.	4.000%	10/15/21	7,750	8,798
	PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,548
6	RCI Banque SA	4.600%	4/12/16	7,279	7,233
	Target Corp.	6.000%	1/15/18	8,200	10,155
	Target Corp.	3.875%	7/15/20	12,500	14,091
	Target Corp.	2.900%	1/15/22	16,000	16,900
	Time Warner Inc.	4.875%	3/15/20	5,000	5,805
	Time Warner Inc.	4.750%	3/29/21	6,500	7,508
	Time Warner Inc.	4.000%	1/15/22	5,000	5,492
	TJX Cos. Inc.	6.950%	4/15/19	15,663	20,142

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Toyota Motor Credit Corp.	3.200%	6/17/15	1,000	1,067
	Toyota Motor Credit Corp.	2.800%	1/11/16	2,750	2,915
	Toyota Motor Credit Corp.	2.000%	9/15/16	4,750	4,921
	Toyota Motor Credit Corp.	2.050%	1/12/17	3,000	3,112
	Toyota Motor Credit Corp.	4.500%	6/17/20	21,500	24,793
	Toyota Motor Credit Corp.	3.400%	9/15/21	15,000	16,111
	Toyota Motor Credit Corp.	3.300%	1/12/22	21,000	22,521
	VF Corp.	3.500%	9/1/21	9,255	10,021
	Viacom Inc.	2.500%	12/15/16	4,320	4,508
	Viacom Inc.	3.875%	12/15/21	10,000	10,987
	Viacom Inc.	3.125%	6/15/22	3,000	3,095
6	Volkswagen International Finance NV	2.875%	4/1/16	3,000	3,126
6	Volkswagen International Finance NV	4.000%	8/12/20	7,500	8,298
	Wal-Mart Stores Inc.	3.625%	7/8/20	32,050	36,389
	Wal-Mart Stores Inc.	3.250%	10/25/20	36,460	40,349
	Wal-Mart Stores Inc.	4.250%	4/15/21	20,250	23,842
	Walt Disney Co.	5.625%	9/15/16	5,000	5,916
	Walt Disney Co.	6.000%	7/17/17	3,000	3,692
	Walt Disney Co.	2.750%	8/16/21	11,500	12,096
6	Wesfarmers Ltd.	2.983%	5/18/16	2,640	2,746
	Western Union Co.	6.500%	2/26/14	7,400	8,039
	Western Union Co.	5.930%	10/1/16	11,825	14,017
	Wyndham Worldwide Corp.	5.625%	3/1/21	2,500	2,753
	Wyndham Worldwide Corp.	4.250%	3/1/22	7,000	7,146
	Consumer Noncyclical (11.3%)
	Abbott Laboratories	5.875%	5/15/16	5,000	5,928
	Abbott Laboratories	5.600%	11/30/17	16,000	19,607
	Abbott Laboratories	5.125%	4/1/19	17,000	20,656
	Abbott Laboratories	4.125%	5/27/20	19,400	22,435
	Allergan Inc.	5.750%	4/1/16	12,000	13,957
	Allergan Inc.	3.375%	9/15/20	9,000	9,834
	Altria Group Inc.	9.700%	11/10/18	27,276	39,005
	Altria Group Inc.	9.250%	8/6/19	10,000	14,160
	Altria Group Inc.	4.750%	5/5/21	10,000	11,737
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,411
	AmerisourceBergen Corp.	4.875%	11/15/19	6,270	7,316
	AmerisourceBergen Corp.	3.500%	11/15/21	5,000	5,345
	Amgen Inc.	2.125%	5/15/17	7,300	7,515
	Amgen Inc.	5.850%	6/1/17	3,460	4,109
	Amgen Inc.	6.150%	6/1/18	5,000	6,094
	Amgen Inc.	5.700%	2/1/19	8,080	9,677
	Amgen Inc.	3.450%	10/1/20	8,750	9,296
	Amgen Inc.	4.100%	6/15/21	6,760	7,425
	Amgen Inc.	3.875%	11/15/21	5,000	5,421
	Amgen Inc.	3.625%	5/15/22	8,930	9,528
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,375	6,337
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,880	10,693
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,676
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,744
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	7,250	7,319
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	28,570	38,431
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	18,514	24,198
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	42,085	51,653
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	17,000	20,426
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	5,000	5,826
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	29,350	29,905
	Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,691
	Archer-Daniels-Midland Co.	4.479%	3/1/21	12,500	14,687
	AstraZeneca plc	5.900%	9/15/17	22,060	26,902
6	BAT International Finance plc	9.500%	11/15/18	4,000	5,607
	Baxter International Inc.	5.900%	9/1/16	3,500	4,192
	Baxter International Inc.	5.375%	6/1/18	2,000	2,405
	Baxter International Inc.	4.500%	8/15/19	2,000	2,319

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baxter International Inc.	4.250%	3/15/20	3,000	3,453
	Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,568
	Becton Dickinson & Co.	3.250%	11/12/20	9,704	10,543
	Becton Dickinson & Co.	3.125%	11/8/21	15,025	16,189
	Biogen Idec Inc.	6.875%	3/1/18	5,000	6,157
	Boston Scientific Corp.	4.500%	1/15/15	9,300	9,960
	Boston Scientific Corp.	6.000%	1/15/20	11,500	13,842
	Bottling Group LLC	6.950%	3/15/14	3,813	4,201
	Bottling Group LLC	5.125%	1/15/19	10,275	12,198
	Bristol-Myers Squibb Co.	0.875%	8/1/17	8,000	7,946
	Bristol-Myers Squibb Co.	2.000%	8/1/22	15,550	15,360
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	2,800	2,955
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,500	8,229
	Campbell Soup Co.	3.050%	7/15/17	6,250	6,765
	Campbell Soup Co.	4.500%	2/15/19	3,000	3,442
	Cardinal Health Inc.	3.200%	6/15/22	5,000	5,164
	Clorox Co.	3.800%	11/15/21	5,000	5,361
6	Coca-Cola Amatil Ltd.	3.250%	11/2/14	1,090	1,136
	Coca-Cola Co.	1.650%	3/14/18	10,000	10,301
	Coca-Cola Co.	4.875%	3/15/19	9,200	11,061
	Coca-Cola Co.	3.150%	11/15/20	16,950	18,476
	Coca-Cola Co.	3.300%	9/1/21	27,100	29,783
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,716
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	17,597	19,465
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,904
	Colgate-Palmolive Co.	3.150%	8/5/15	2,000	2,155
	Covidien International Finance SA	6.000%	10/15/17	14,306	17,327
	Covidien International Finance SA	4.200%	6/15/20	5,000	5,670
	Covidien International Finance SA	3.200%	6/15/22	8,500	9,035
	CR Bard Inc.	4.400%	1/15/21	13,000	14,928
6	Danone SA	3.000%	6/15/22	5,000	5,139
	Delhaize Group SA	4.125%	4/10/19	5,000	4,724
	DENTSPLY International Inc.	4.125%	8/15/21	1,900	2,007
	Diageo Capital plc	1.500%	5/11/17	3,400	3,464
	Diageo Investment Corp.	2.875%	5/11/22	16,000	16,863
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	5,000	5,176
	Eli Lilly & Co.	4.200%	3/6/14	11,850	12,545
	Energizer Holdings Inc.	4.700%	5/24/22	5,000	5,354
	Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	5,024
	Express Scripts Holding Co.	3.125%	5/15/16	7,650	8,098
6	Express Scripts Holding Co.	3.500%	11/15/16	4,880	5,186
6	Express Scripts Holding Co.	2.650%	2/15/17	10,500	10,801
	Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,834
6	Express Scripts Holding Co.	4.750%	11/15/21	7,950	9,031
6	Express Scripts Holding Co.	3.900%	2/15/22	8,000	8,609
	Flowers Foods Inc.	4.375%	4/1/22	10,000	10,317
6	Foster's Finance Corp.	4.875%	10/1/14	4,000	4,250
	Genentech Inc.	4.750%	7/15/15	16,150	17,962
	General Mills Inc.	5.650%	2/15/19	3,000	3,662
	General Mills Inc.	3.150%	12/15/21	8,000	8,373
	Genzyme Corp.	5.000%	6/15/20	15,349	18,259
	Gilead Sciences Inc.	3.050%	12/1/16	6,610	7,059
	Gilead Sciences Inc.	4.400%	12/1/21	8,000	9,096
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	24,400	29,859
	GlaxoSmithKline Capital plc	1.500%	5/8/17	9,410	9,573
	GlaxoSmithKline Capital plc	2.850%	5/8/22	30,000	31,364
	Hasbro Inc.	6.300%	9/15/17	5,000	5,796
	Hershey Co.	4.850%	8/15/15	5,000	5,608
	Hershey Co.	4.125%	12/1/20	4,125	4,738
	Hormel Foods Corp.	4.125%	4/15/21	3,350	3,811
	Hospira Inc.	6.050%	3/30/17	2,777	3,157
	Johnson & Johnson	2.950%	9/1/20	5,850	6,369
	Kaiser Foundation Hospitals	3.500%	4/1/22	5,765	6,071
	Kellogg Co.	1.750%	5/17/17	1,500	1,526

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kellogg Co.	4.150%	11/15/19	12,000	13,622
	Kellogg Co.	3.125%	5/17/22	3,500	3,665
	Kimberly-Clark Corp.	6.125%	8/1/17	8,449	10,384
	Kimberly-Clark Corp.	7.500%	11/1/18	10,000	13,454
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,719
	Koninklijke Philips Electronics NV	5.750%	3/11/18	13,300	15,889
	Koninklijke Philips Electronics NV	3.750%	3/15/22	21,150	22,877
6	Kraft Foods Group Inc.	2.250%	6/5/17	3,980	4,090
6	Kraft Foods Group Inc.	3.500%	6/6/22	12,600	13,302
	Kraft Foods Inc.	4.125%	2/9/16	3,000	3,289
	Kraft Foods Inc.	6.125%	8/23/18	4,231	5,204
	Kraft Foods Inc.	5.375%	2/10/20	35,000	42,028
	Kroger Co.	2.200%	1/15/17	2,920	2,968
	Kroger Co.	6.800%	12/15/18	6,100	7,420
	Kroger Co.	3.400%	4/15/22	3,000	3,043
	Lorillard Tobacco Co.	3.500%	8/4/16	3,100	3,285
	Lorillard Tobacco Co.	8.125%	6/23/19	6,000	7,611
	McCormick & Co. Inc.	3.900%	7/15/21	5,000	5,572
	McKesson Corp.	5.700%	3/1/17	4,400	5,177
	McKesson Corp.	7.500%	2/15/19	6,100	7,959
	McKesson Corp.	4.750%	3/1/21	8,420	9,877
	Medco Health Solutions Inc.	7.125%	3/15/18	15,185	19,065
	Medtronic Inc.	4.450%	3/15/20	10,000	11,618
	Medtronic Inc.	4.125%	3/15/21	8,558	9,840
	Medtronic Inc.	3.125%	3/15/22	15,000	16,080
	Merck & Co. Inc.	4.750%	3/1/15	6,000	6,636
	Merck & Co. Inc.	4.000%	6/30/15	2,100	2,316
	Merck & Co. Inc.	6.000%	9/15/17	10,000	12,361
	Merck & Co. Inc.	5.000%	6/30/19	10,000	12,109
	Merck & Co. Inc.	3.875%	1/15/21	20,500	23,429
	Molson Coors Brewing Co.	3.500%	5/1/22	5,500	5,906
	Nabisco Inc.	7.550%	6/15/15	15,000	17,705
	Novartis Capital Corp.	4.400%	4/24/20	15,000	17,769
	Novartis Securities Investment Ltd.	5.125%	2/10/19	34,894	42,296
	PepsiAmericas Inc.	4.375%	2/15/14	12,500	13,206
	PepsiCo Inc.	5.000%	6/1/18	16,500	19,373
	PepsiCo Inc.	7.900%	11/1/18	14,000	18,889
	PepsiCo Inc.	4.500%	1/15/20	16,500	19,148
	PepsiCo Inc.	3.125%	11/1/20	22,000	23,774
	PepsiCo Inc.	2.750%	3/5/22	20,500	21,404
	PerkinElmer Inc.	5.000%	11/15/21	8,000	8,826
6	Pernod-Ricard SA	5.750%	4/7/21	2,250	2,630
6	Pernod-Ricard SA	4.250%	7/15/22	5,000	5,323
	Pfizer Inc.	5.350%	3/15/15	8,000	8,986
	Pfizer Inc.	4.650%	3/1/18	6,000	7,013
	Pfizer Inc.	6.200%	3/15/19	36,000	46,210
	Philip Morris International Inc.	6.875%	3/17/14	2,750	3,032
	Philip Morris International Inc.	2.500%	5/16/16	7,250	7,671
	Philip Morris International Inc.	5.650%	5/16/18	36,555	44,761
	Philip Morris International Inc.	4.500%	3/26/20	6,750	7,938
	Philip Morris International Inc.	4.125%	5/17/21	4,000	4,542
	Philip Morris International Inc.	2.900%	11/15/21	10,500	11,063
	Procter & Gamble Co.	3.500%	2/15/15	4,400	4,722
	Procter & Gamble Co.	4.700%	2/15/19	11,000	13,140
	Procter & Gamble Co.	2.300%	2/6/22	7,000	7,147
	Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,265
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,582
	Reynolds American Inc.	7.625%	6/1/16	16,655	20,121
	Reynolds American Inc.	6.750%	6/15/17	10,000	12,148
6	Roche Holdings Inc.	6.000%	3/1/19	13,500	17,121
	Safeway Inc.	6.350%	8/15/17	3,000	3,292
	Safeway Inc.	4.750%	12/1/21	7,000	6,821
	Sanofi	2.625%	3/29/16	14,860	15,777
	Sanofi	4.000%	3/29/21	20,500	23,434

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	St. Jude Medical Inc.	2.500%	1/15/16	10,000	10,422
	St. Jude Medical Inc.	4.875%	7/15/19	10,000	11,571
	Stryker Corp.	4.375%	1/15/20	10,000	11,542
	Sysco Corp.	5.250%	2/12/18	12,000	14,459
	Sysco Corp.	2.600%	6/12/22	4,000	4,168
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	19,510	19,639
6	Tesco plc	5.500%	11/15/17	7,000	8,190
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	3,100	3,257
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	12,250	13,328
	Teva Pharmaceutical Finance II BV / Teva
	Pharmaceutical Finance III LLC	3.000%	6/15/15	3,000	3,191
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	15,250	16,566
	Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,435
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,937
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	5,085
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	15,100	17,198
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	17,625	18,850
	Tyson Foods Inc.	4.500%	6/15/22	6,000	6,060
	Whirlpool Corp.	8.600%	5/1/14	5,000	5,587
	Wyeth LLC	5.500%	2/15/16	5,000	5,820
	Wyeth LLC	5.450%	4/1/17	1,580	1,882
	Energy (4.9%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	20,500	23,724
	Anadarko Petroleum Corp.	6.375%	9/15/17	17,000	20,421
	Anadarko Petroleum Corp.	6.950%	6/15/19	2,000	2,497
	Apache Corp.	5.625%	1/15/17	4,000	4,758
	Apache Corp.	6.900%	9/15/18	3,000	3,808
	Apache Corp.	3.625%	2/1/21	6,000	6,646
	Apache Corp.	3.250%	4/15/22	8,700	9,433
	Baker Hughes Inc.	7.500%	11/15/18	4,845	6,535
	Baker Hughes Inc.	3.200%	8/15/21	15,720	16,873
	BP Capital Markets plc	3.875%	3/10/15	10,000	10,753
	BP Capital Markets plc	3.200%	3/11/16	4,500	4,829
	BP Capital Markets plc	4.750%	3/10/19	17,850	20,720
	BP Capital Markets plc	4.500%	10/1/20	32,000	37,531
	BP Capital Markets plc	4.742%	3/11/21	13,748	16,371
	BP Capital Markets plc	3.561%	11/1/21	24,470	27,077
	BP Capital Markets plc	3.245%	5/6/22	29,000	31,182
	Canadian Natural Resources Ltd.	5.700%	5/15/17	8,190	9,720
	Canadian Natural Resources Ltd.	3.450%	11/15/21	2,000	2,131
	ConocoPhillips	5.200%	5/15/18	5,815	6,926
	ConocoPhillips	5.750%	2/1/19	38,935	48,224
	ConocoPhillips	6.000%	1/15/20	5,000	6,399
	Devon Energy Corp.	6.300%	1/15/19	5,000	6,221
	Devon Energy Corp.	3.250%	5/15/22	5,000	5,258
6	Eni SPA	4.150%	10/1/20	2,560	2,538
	Ensco plc	4.700%	3/15/21	10,000	11,212
	EOG Resources Inc.	2.500%	2/1/16	11,153	11,697
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,648
	EOG Resources Inc.	5.625%	6/1/19	8,050	9,859
	EOG Resources Inc.	4.400%	6/1/20	12,000	13,817
	EOG Resources Inc.	4.100%	2/1/21	8,000	9,121
	EQT Corp.	8.125%	6/1/19	5,500	6,691
6	GS Caltex Corp.	5.500%	8/25/14	4,000	4,242
6	GS Caltex Corp.	5.500%	10/15/15	6,000	6,504
	Halliburton Co.	6.150%	9/15/19	12,631	15,829
	Halliburton Co.	3.250%	11/15/21	9,100	9,822
	Hess Corp.	8.125%	2/15/19	5,075	6,634
	Marathon Oil Corp.	6.000%	10/1/17	7,213	8,576
	Marathon Petroleum Corp.	5.125%	3/1/21	3,500	4,023
6	Motiva Enterprises LLC	5.750%	1/15/20	5,000	5,957
	Nabors Industries Inc.	6.150%	2/15/18	3,000	3,474
	Nabors Industries Inc.	9.250%	1/15/19	5,900	7,674

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nabors Industries Inc.	5.000%	9/15/20	6,400	6,990
	Nexen Inc.	6.200%	7/30/19	2,000	2,410
	Noble Corp.	5.875%	6/1/13	3,000	3,125
	Noble Energy Inc.	8.250%	3/1/19	6,000	7,753
	Noble Energy Inc.	4.150%	12/15/21	5,000	5,392
	Noble Holding International Ltd.	4.900%	8/1/20	5,000	5,511
	Occidental Petroleum Corp.	1.500%	2/15/18	7,500	7,622
	Occidental Petroleum Corp.	4.100%	2/1/21	23,525	27,057
	Occidental Petroleum Corp.	3.125%	2/15/22	27,080	29,112
5,6	Odebrecht Drilling Norbe VIII/IX Ltd.	6.350%	6/30/21	6,790	7,333
	Petro-Canada	6.050%	5/15/18	4,000	4,823
6	Phillips 66	2.950%	5/1/17	4,000	4,192
6	Phillips 66	4.300%	4/1/22	10,000	10,928
	Pioneer Natural Resources Co.	3.950%	7/15/22	11,000	11,425
	Pride International Inc.	6.875%	8/15/20	9,178	11,531
6	Schlumberger Norge AS	4.200%	1/15/21	7,545	8,562
6	Schlumberger Oilfield UK plc	4.200%	1/15/21	9,000	10,213
	Shell International Finance BV	5.200%	3/22/17	5,200	6,178
	Shell International Finance BV	4.300%	9/22/19	16,000	18,871
	Shell International Finance BV	4.375%	3/25/20	29,035	34,406
	Southwestern Energy Co.	7.500%	2/1/18	5,000	6,050
6	Southwestern Energy Co.	4.100%	3/15/22	5,000	5,253
	Suncor Energy Inc.	6.100%	6/1/18	10,000	12,161
	Talisman Energy Inc.	7.750%	6/1/19	3,000	3,804
	Talisman Energy Inc.	3.750%	2/1/21	8,300	8,546
	Total Capital International SA	1.550%	6/28/17	2,450	2,490
	Total Capital International SA	2.875%	2/17/22	23,500	24,907
	Total Capital SA	3.000%	6/24/15	3,000	3,216
	Total Capital SA	4.450%	6/24/20	33,889	39,716
	Total Capital SA	4.125%	1/28/21	9,860	11,383
	Transocean Inc.	5.050%	12/15/16	8,525	9,435
	Transocean Inc.	6.000%	3/15/18	20,000	23,018
	Transocean Inc.	6.500%	11/15/20	4,000	4,768
	Transocean Inc.	6.375%	12/15/21	5,000	6,008
	Valero Energy Corp.	9.375%	3/15/19	9,200	12,447
	Valero Energy Corp.	6.125%	2/1/20	3,000	3,599
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,469
	Weatherford International Ltd.	6.000%	3/15/18	10,000	11,503
	Weatherford International Ltd.	9.625%	3/1/19	3,750	4,927
	Weatherford International Ltd.	5.125%	9/15/20	5,000	5,456
	Weatherford International Ltd.	4.500%	4/15/22	5,000	5,229
6	Woodside Finance Ltd.	4.600%	5/10/21	2,000	2,169
	Other Industrial (0.2%)
6	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	10,000	12,500
6	Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	20,000	21,582
	Technology (3.3%)
	Agilent Technologies Inc.	6.500%	11/1/17	5,000	6,052
	Agilent Technologies Inc.	5.000%	7/15/20	3,000	3,461
	Altera Corp.	1.750%	5/15/17	3,205	3,251
	Applied Materials Inc.	4.300%	6/15/21	15,000	17,037
	Broadcom Corp.	2.700%	11/1/18	5,000	5,284
	Cisco Systems Inc.	5.500%	2/22/16	15,311	17,871
	Cisco Systems Inc.	4.950%	2/15/19	16,800	20,098
	Cisco Systems Inc.	4.450%	1/15/20	33,000	38,728
	Corning Inc.	6.625%	5/15/19	4,000	4,974
	Dell Inc.	5.650%	4/15/18	11,750	13,647
	Dell Inc.	5.875%	6/15/19	3,250	3,835
	Dell Inc.	4.625%	4/1/21	5,000	5,537
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	10,026
	Equifax Inc.	6.300%	7/1/17	5,000	5,796
	Fiserv Inc.	6.800%	11/20/17	5,000	6,007
	Google Inc.	2.125%	5/19/16	1,300	1,370
	Google Inc.	3.625%	5/19/21	12,850	14,519

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	3.000%	9/15/16	17,000	17,522
	Hewlett-Packard Co.	5.400%	3/1/17	2,500	2,818
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	8,003
	Hewlett-Packard Co.	3.750%	12/1/20	35,000	35,057
	Hewlett-Packard Co.	4.300%	6/1/21	21,000	21,627
	Hewlett-Packard Co.	4.375%	9/15/21	15,000	15,546
	Hewlett-Packard Co.	4.650%	12/9/21	27,000	28,472
	Intel Corp.	3.300%	10/1/21	33,000	36,121
	International Business Machines Corp.	1.950%	7/22/16	15,550	16,207
	International Business Machines Corp.	1.250%	2/6/17	5,000	5,058
	International Business Machines Corp.	5.700%	9/14/17	35,601	43,573
	International Business Machines Corp.	7.625%	10/15/18	14,500	19,570
	International Business Machines Corp.	2.900%	11/1/21	8,000	8,614
	Jabil Circuit Inc.	4.700%	9/15/22	3,000	3,000
	Lexmark International Inc.	6.650%	6/1/18	7,000	7,473
	Microsoft Corp.	1.625%	9/25/15	25,000	25,942
	Microsoft Corp.	4.200%	6/1/19	3,800	4,483
	Microsoft Corp.	3.000%	10/1/20	4,000	4,434
	Microsoft Corp.	4.000%	2/8/21	14,000	16,450
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	7,181
	Oracle Corp.	5.750%	4/15/18	20,410	25,100
	Oracle Corp.	5.000%	7/8/19	14,000	16,931
	Oracle Corp.	3.875%	7/15/20	18,000	20,645
	Pitney Bowes Inc.	5.750%	9/15/17	4,707	4,857
	Texas Instruments Inc.	1.650%	8/3/19	10,000	9,961
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,640
	Xerox Corp.	6.350%	5/15/18	5,000	5,815
	Xerox Corp.	5.625%	12/15/19	8,000	8,878
	Xerox Corp.	4.500%	5/15/21	6,100	6,367
	Transportation (1.3%)
5	American Airlines 2011-2 Class A Pass Through Trust	8.625%	4/15/23	6,793	7,150
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,739
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,000	3,250
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	4,000	4,262
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	5,000	5,175
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,689
	Canadian National Railway Co.	5.550%	5/15/18	5,275	6,365
	Canadian National Railway Co.	5.550%	3/1/19	5,000	6,156
	Canadian National Railway Co.	2.850%	12/15/21	2,380	2,513
5	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	2,354	2,555
5	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	604	637
5	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,556	1,738
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,770	1,898
3,5	Continental Airlines 2006-1 Class G Pass Through Trust	0.817%	6/2/15	4,307	4,212
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	11/10/19	4,509	5,129
5	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	5,500	5,507
	CSX Corp.	7.900%	5/1/17	5,000	6,294
	CSX Corp.	7.375%	2/1/19	3,375	4,338
	CSX Corp.	4.250%	6/1/21	15,000	16,907
5,8	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	1/2/23	2,183	2,353
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,411	2,604
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	5,749	6,525
5	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	9,373	10,216
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	5/7/20	6,270	6,364
6	ERAC USA Finance LLC	6.375%	10/15/17	6,370	7,623
6	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,276
6	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,477
	FedEx Corp.	2.625%	8/1/22	4,000	4,017
	JB Hunt Transport Services Inc.	3.375%	9/15/15	4,920	5,095
3,5,8	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.843%	6/15/15	1,523	1,488
3,5,8	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.888%	9/15/15	2,540	2,433

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5,8	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.917%	5/15/18	2,465	2,256
	Ryder System Inc.	7.200%	9/1/15	16,000	18,452
	Ryder System Inc.	3.600%	3/1/16	9,755	10,300
	Ryder System Inc.	2.500%	3/1/17	2,000	2,021
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,257	4,832
	Union Pacific Corp.	4.000%	2/1/21	5,000	5,633
	Union Pacific Corp.	2.950%	1/15/23	3,000	3,113
	United Parcel Service Inc.	5.500%	1/15/18	5,100	6,156
	United Parcel Service Inc.	3.125%	1/15/21	32,200	34,908
					7,208,289
Utilities (6.2%)
	Electric (4.4%)
	Ameren Illinois Co.	6.125%	11/15/17	5,000	5,926
	Ameren Illinois Co.	6.250%	4/1/18	7,625	9,114
	Appalachian Power Co.	4.600%	3/30/21	5,000	5,718
	Carolina Power & Light Co.	5.300%	1/15/19	6,985	8,474
	Carolina Power & Light Co.	3.000%	9/15/21	7,000	7,450
	Carolina Power & Light Co.	2.800%	5/15/22	4,800	5,028
	Cleco Power LLC	6.650%	6/15/18	2,000	2,386
	CMS Energy Corp.	6.250%	2/1/20	7,635	8,628
	CMS Energy Corp.	5.050%	3/15/22	7,825	8,373
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,920
	Commonwealth Edison Co.	5.800%	3/15/18	13,500	16,505
	Commonwealth Edison Co.	4.000%	8/1/20	12,071	13,745
	Commonwealth Edison Co.	3.400%	9/1/21	2,100	2,311
	Connecticut Light & Power Co.	5.500%	2/1/19	10,475	12,643
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	5,000	6,605
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,890	17,862
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,985	3,544
	Consumers Energy Co.	6.125%	3/15/19	5,000	6,281
	Consumers Energy Co.	6.700%	9/15/19	12,790	16,792
	Consumers Energy Co.	2.850%	5/15/22	7,000	7,319
	Detroit Edison Co.	3.450%	10/1/20	6,100	6,726
	Detroit Edison Co.	3.900%	6/1/21	11,290	12,884
	Detroit Edison Co.	2.650%	6/15/22	4,000	4,157
	Dominion Resources Inc.	1.950%	8/15/16	3,350	3,448
	Dominion Resources Inc.	6.000%	11/30/17	5,000	6,038
	Dominion Resources Inc.	6.400%	6/15/18	2,000	2,478
	Dominion Resources Inc.	5.200%	8/15/19	2,000	2,397
	Duke Energy Carolinas LLC	1.750%	12/15/16	2,875	2,967
	Duke Energy Carolinas LLC	4.300%	6/15/20	8,000	9,367
	Duke Energy Carolinas LLC	3.900%	6/15/21	6,815	7,710
	Duke Energy Indiana Inc.	3.750%	7/15/20	16,950	18,822
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	6,030
6	Enel Finance International NV	5.125%	10/7/19	3,500	3,437
	Entergy Arkansas Inc.	3.750%	2/15/21	3,770	4,018
	Entergy Corp.	4.700%	1/15/17	3,500	3,751
	Entergy Louisiana LLC	4.800%	5/1/21	10,000	11,477
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,776
	Exelon Generation Co. LLC	4.000%	10/1/20	3,000	3,130
	FirstEnergy Solutions Corp.	4.800%	2/15/15	5,000	5,365
	Florida Power Corp.	5.800%	9/15/17	6,737	8,164
	Florida Power Corp.	5.650%	6/15/18	13,415	16,282
	Florida Power Corp.	3.100%	8/15/21	8,210	8,684
5,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,329	5,440
	Georgia Power Co.	5.400%	6/1/18	8,000	9,545
	Georgia Power Co.	2.850%	5/15/22	8,000	8,329
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,265
6	ITC Holdings Corp.	6.050%	1/31/18	7,500	8,759
6	Kansas Gas & Electric Co.	6.700%	6/15/19	3,000	3,806
	Kentucky Utilities Co.	3.250%	11/1/20	5,000	5,450
	LG&E & KU Energy LLC	3.750%	11/15/20	2,500	2,607
	LG&E & KU Energy LLC	4.375%	10/1/21	13,380	14,590

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,267
	MidAmerican Energy Co.	5.300%	3/15/18	12,957	15,418
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,000	5,985
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	9,085
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	7,000	8,459
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	9,980	14,609
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,750	2,914
	Nevada Power Co.	6.500%	8/1/18	3,662	4,601
	Nevada Power Co.	7.125%	3/15/19	5,000	6,538
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,758
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	11,000	12,447
5	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,850	2,953
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,620
	NSTAR LLC	4.500%	11/15/19	7,000	7,989
	Ohio Power Co.	6.000%	6/1/16	4,000	4,666
	Pacific Gas & Electric Co.	5.625%	11/30/17	5,400	6,553
	Pacific Gas & Electric Co.	3.500%	10/1/20	28,000	30,978
	Pacific Gas & Electric Co.	4.250%	5/15/21	7,650	8,780
	Pacific Gas & Electric Co.	3.250%	9/15/21	5,000	5,420
	PacifiCorp	5.500%	1/15/19	11,244	13,557
	PacifiCorp	3.850%	6/15/21	8,794	9,929
	PacifiCorp	2.950%	2/1/22	2,975	3,158
	Peco Energy Co.	5.350%	3/1/18	8,633	10,361
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	8,089
	Portland General Electric Co.	6.100%	4/15/19	3,000	3,753
	PPL Electric Utilities Corp.	3.000%	9/15/21	6,718	7,128
6	PPL WEM Holdings plc	3.900%	5/1/16	2,875	3,025
6	PPL WEM Holdings plc	5.375%	5/1/21	3,000	3,369
	Progress Energy Inc.	3.150%	4/1/22	5,000	5,157
	Public Service Co. of Colorado	5.800%	8/1/18	10,200	12,551
	Public Service Co. of Colorado	5.125%	6/1/19	2,500	3,040
	Public Service Co. of Colorado	3.200%	11/15/20	5,000	5,477
	Public Service Co. of New Mexico	7.950%	5/15/18	2,500	3,042
	Public Service Electric & Gas Co.	5.300%	5/1/18	3,000	3,599
	Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,870
	Puget Energy Inc.	6.500%	12/15/20	10,000	11,104
	San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,240
	SCANA Corp.	6.250%	4/1/20	2,500	2,899
	SCANA Corp.	4.750%	5/15/21	3,250	3,510
	SCANA Corp.	4.125%	2/1/22	11,000	11,339
	Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,930
	Southern California Edison Co.	5.500%	8/15/18	4,625	5,705
	Southern California Edison Co.	3.875%	6/1/21	8,450	9,604
	Southwestern Electric Power Co.	5.550%	1/15/17	3,000	3,403
	Southwestern Electric Power Co.	3.550%	2/15/22	4,505	4,695
6	SP PowerAssets Ltd.	5.000%	10/22/13	15,000	15,692
	Tampa Electric Co.	6.100%	5/15/18	4,000	4,895
	Tampa Electric Co.	5.400%	5/15/21	9,000	11,073
	UIL Holdings Corp.	4.625%	10/1/20	7,000	7,464
	Virginia Electric & Power Co.	5.950%	9/15/17	5,000	6,191
	Virginia Electric & Power Co.	5.400%	4/30/18	7,001	8,482
	Virginia Electric & Power Co.	5.000%	6/30/19	1,930	2,315
	Virginia Electric & Power Co.	2.950%	1/15/22	6,000	6,408
5	Wisconsin Energy Corp.	6.250%	5/15/67	7,915	8,281
	Wisconsin Power & Light Co.	5.000%	7/15/19	4,500	5,412
	Xcel Energy Inc.	4.700%	5/15/20	3,250	3,822
	Natural Gas (1.8%)
	AGL Capital Corp.	5.250%	8/15/19	3,000	3,577
	Atmos Energy Corp.	8.500%	3/15/19	5,000	6,769
	British Transco Finance Inc.	6.625%	6/1/18	7,500	8,903
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,334
	DCP Midstream Operating LP	4.950%	4/1/22	5,000	5,224
	El Paso Natural Gas Co.	5.950%	4/15/17	3,000	3,396

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	10,000	10,500
	El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	3,000	3,532
	El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	6,000	6,569
	Enbridge Energy Partners LP	9.875%	3/1/19	4,500	6,123
	Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,862
5	Enbridge Energy Partners LP	8.050%	10/1/37	1,110	1,232
	Energy Transfer Partners LP	5.950%	2/1/15	2,769	3,024
	Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,774
	Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,973
	Energy Transfer Partners LP	5.200%	2/1/22	15,000	16,564
	Enterprise Products Operating LLC	6.650%	4/15/18	15,000	18,211
6	Gulf South Pipeline Co. LP	6.300%	8/15/17	7,000	8,077
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	7,127
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	10,100	12,492
	Magellan Midstream Partners LP	6.550%	7/15/19	14,300	17,487
6	Mega Advance Investments Ltd.	5.000%	5/12/21	2,000	2,189
	Nisource Finance Corp.	6.400%	3/15/18	4,963	5,847
	Nisource Finance Corp.	6.800%	1/15/19	1,500	1,815
	Nisource Finance Corp.	4.450%	12/1/21	5,000	5,385
	ONEOK Partners LP	6.150%	10/1/16	12,515	14,576
	ONEOK Partners LP	8.625%	3/1/19	2,000	2,623
	Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	5,000	6,110
	Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	5,000	5,976
	Sempra Energy	6.500%	6/1/16	8,000	9,517
	Sempra Energy	6.150%	6/15/18	10,009	12,269
	Sempra Energy	9.800%	2/15/19	4,340	6,153
	TransCanada PipeLines Ltd.	6.500%	8/15/18	13,000	16,406
	TransCanada PipeLines Ltd.	3.800%	10/1/20	25,732	29,004
	TransCanada PipeLines Ltd.	2.500%	8/1/22	20,000	20,112
5	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,187
	Williams Partners LP	5.250%	3/15/20	12,000	13,873
	Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	10,750	13,028

					1,122,952

Total Corporate Bonds (Cost $12,676,853)					13,900,988

Sovereign Bonds (U.S. Dollar-Denominated) (3.1%)
6	Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,163
	Asian Development Bank	1.125%	3/15/17	4,000	4,085
	Asian Development Bank	1.875%	10/23/18	3,000	3,168
6	Banco del Estado de Chile	4.125%	10/7/20	2,500	2,673
	Banco do Brasil SA	3.875%	1/23/17	1,115	1,153
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	1,000	996
6	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	6,500	6,636
6	Bank of China Hong Kong Ltd.	5.550%	2/11/20	1,500	1,638
6	Bermuda	5.603%	7/20/20	2,300	2,665
	Canada	0.875%	2/14/17	5,000	5,051
	Cayman Islands	5.950%	11/24/19	500	556
6	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	3,000	3,385
6	CEZ AS	4.250%	4/3/22	1,000	1,038
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,649
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	2,500	2,667
6	Corp Financiera de Desarrollo SA	4.750%	2/8/22	500	546
6	Corp Nacional del Cobre de Chile	3.750%	11/4/20	2,500	2,658
	Corp. Andina de Fomento	3.750%	1/15/16	11,500	12,028
	Ecopetrol SA	7.625%	7/23/19	5,000	6,472
	European Investment Bank	2.250%	3/15/16	8,000	8,272
	European Investment Bank	2.125%	7/15/16	10,000	10,322
	European Investment Bank	2.875%	9/15/20	20,000	20,732
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,287
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,116
	Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,263
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,114
	Federative Republic of Brazil	6.000%	1/17/17	1,000	1,191

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Federative Republic of Brazil	5.875%	1/15/19	15,000	18,555
	Federative Republic of Brazil	4.875%	1/22/21	19,500	23,393
6	Industrial Bank of Korea	7.125%	4/23/14	1,700	1,849
	Inter-American Development Bank	1.375%	10/18/16	3,000	3,095
	International Finance Corp.	1.000%	4/24/17	6,700	6,790
6	IPIC GMTN Ltd.	5.500%	3/1/22	800	894
9	Japan Bank for International Cooperation	2.500%	5/18/16	8,000	8,425
9	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,186
10	KFW	0.625%	4/24/15	25,000	25,000
10	KFW	1.250%	2/15/17	20,000	20,323
10	KFW	2.625%	1/25/22	5,000	5,324
	Korea Development Bank	8.000%	1/23/14	5,000	5,443
	Korea Development Bank	3.875%	5/4/17	5,000	5,335
6	Korea East-West Power Co. Ltd.	5.250%	11/15/12	5,000	5,039
	Korea Finance Corp.	3.250%	9/20/16	1,000	1,039
	Korea Finance Corp.	4.625%	11/16/21	2,000	2,189
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,334
6	Kowloon Canton Railway Corp.	5.125%	5/20/19	2,500	2,886
10	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,230
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	5,831
6	Pertamina Persero PT	6.000%	5/3/42	1,000	1,074
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	9,500	9,888
	Petrobras International Finance Co. - Pifco	3.500%	2/6/17	3,000	3,105
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	20,830	23,500
	Petrobras International Finance Co. - Pifco	5.375%	1/27/21	24,775	27,596
	Petroleos Mexicanos	4.875%	3/15/15	3,000	3,218
	Petroleos Mexicanos	6.000%	3/5/20	2,000	2,383
	Petroleos Mexicanos	5.500%	1/21/21	6,500	7,649
6	Petroleos Mexicanos	4.875%	1/24/22	20,000	22,492
5,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	250	262
6	Petronas Capital Ltd.	5.250%	8/12/19	2,000	2,335
	Province of British Columbia	1.200%	4/25/17	3,000	3,053
	Province of British Columbia	2.650%	9/22/21	1,500	1,606
	Province of Manitoba	1.750%	5/30/19	2,000	2,028
	Province of New Brunswick	2.750%	6/15/18	2,500	2,699
	Province of Ontario	3.000%	7/16/18	15,000	16,173
	Province of Ontario	4.000%	10/7/19	4,500	5,139
6,11	Qatari Diar Finance QSC	3.500%	7/21/15	500	525
6	Qtel International Finance Ltd.	4.750%	2/16/21	1,500	1,640
	Quebec	2.750%	8/25/21	8,000	8,470
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,936
	Republic of Chile	3.250%	9/14/21	4,700	5,059
	Republic of Columbia	7.375%	1/27/17	6,000	7,470
	Republic of Columbia	7.375%	3/18/19	3,000	3,975
	Republic of Columbia	4.375%	7/12/21	11,200	12,880
6	Republic of Iceland	4.875%	6/16/16	1,000	1,007
6	Republic of Indonesia	5.875%	3/13/20	1,450	1,720
	Republic of Italy	3.125%	1/26/15	2,000	1,930
	Republic of Italy	4.750%	1/25/16	1,000	985
	Republic of Italy	5.375%	6/12/17	3,000	2,996
	Republic of Korea	4.250%	6/1/13	5,000	5,133
	Republic of Korea	7.125%	4/16/19	3,000	3,856
6	Republic of Namibia	5.500%	11/3/21	500	529
	Republic of Panama	7.250%	3/15/15	2,250	2,577
	Republic of Panama	5.200%	1/30/20	3,000	3,560
	Republic of Peru	7.125%	3/30/19	2,000	2,635
	Republic of Poland	3.875%	7/16/15	3,000	3,206
	Republic of Poland	6.375%	7/15/19	2,000	2,430
	Republic of Poland	5.125%	4/21/21	7,000	8,033
	Republic of South Africa	5.500%	3/9/20	8,000	9,480
	Republic of South Africa	4.665%	1/17/24	4,000	4,495
6	Russian Federation	4.500%	4/4/22	2,000	2,185
6	Russian Federation	5.625%	4/4/42	300	355
	State of Israel	5.125%	3/26/19	2,550	2,934

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	State of Qatar	5.250%	1/20/20	1,000	1,170
	Svensk Exportkredit AB	1.750%	10/20/15	3,000	3,063
6	TDIC Finance Ltd.	6.500%	7/2/14	2,600	2,812
6	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	1,003
	United Mexican States	6.625%	3/3/15	1,000	1,133
	United Mexican States	5.625%	1/15/17	5,000	5,870
	United Mexican States	5.125%	1/15/20	17,000	20,454
	United Mexican States	3.625%	3/15/22	20,000	21,902
Total Sovereign Bonds (Cost $525,954)					558,292
Taxable Municipal Bonds (0.3%)
	California Educational Facilities Authority Revenue
	(Stanford University)	4.750%	5/1/19	1,850	2,212
	California GO	5.750%	3/1/17	10,000	11,614
3	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.029%	10/15/12	14,210	14,210
	Illinois GO	5.365%	3/1/17	4,500	4,977
	Johns Hopkins University Maryland GO	5.250%	7/1/19	1,400	1,690
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.220%	2/1/21	12,000	12,758
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.450%	2/1/22	5,475	5,959
3	Mississippi GO (Nissan North America, Inc. Project)
	VRDO	0.945%	11/1/17	5,520	5,520
Total Taxable Municipal Bonds (Cost $55,180)					58,940
Tax-Exempt Municipal Bonds (1.8%)
	Arlington County VA GO	5.000%	8/15/20	5,590	7,143
	Arlington County VA GO	5.000%	8/15/21	5,525	7,053
	Arlington County VA GO	5.000%	8/15/22	5,600	7,096
	Arlington County VA GO	5.000%	8/15/23	5,600	7,026
	Arlington County VA GO	5.000%	8/15/24	5,600	6,992
	Florida Board of Education Public Education Capital
	Outlay GO	5.000%	6/1/22	14,185	17,736
	Georgia GO	5.000%	7/1/21	10,000	12,872
	Georgia GO	4.000%	9/1/21	15,000	18,078
	Louisiana GO	5.000%	7/15/22	25,000	32,005
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.000%	8/15/22	25,000	32,142
	New York City NY GO	5.000%	8/1/21	15,000	18,820
	New York City NY GO	5.000%	8/1/22	6,000	7,629
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	1,825	1,924
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.000%	6/15/20	6,040	7,540
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.000%	6/15/22	6,800	8,575
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.000%	6/15/24	11,240	13,910
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.000%	12/15/21	8,000	10,108
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.000%	12/15/22	23,500	29,988
	New York State Environmental Facilities Corp. Revenue
	(State Clean Water & Drinking Water Revolving
	Funds)	5.000%	6/15/22	8,410	10,826
	New York State Environmental Facilities Corp. Revenue
	(State Clean Water & Drinking Water Revolving
	Funds)	5.000%	6/15/24	16,775	21,199
	North Carolina GO	5.000%	5/1/21	12,900	16,585
	Pennsylvania GO	5.000%	6/1/20	20,000	25,151

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania GO	5.000%	7/1/20	9,470	11,923
Total Tax-Exempt Municipal Bonds (Cost $324,616)				332,321
			Shares
Convertible Preferred Stocks (0.0%)
7 Lehman Brothers Holdings Inc. Pfd. (Cost $8,740)	7.250%		8,740	—
Preferred Stocks (0.0%)
Aspen Insurance Holdings Ltd. Pfd. (Cost $1,992)	7.401%		76,950	2,014
Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
12 Vanguard Market Liquidity Fund (Cost $344,452)	0.155%		344,451,766	344,452
Total Investments (99.8%) (Cost $16,889,765)				18,263,132
Other Assets and Liabilities—Net (0.2%)				37,470
Net Assets (100%)				18,300,602

1 Securities with a value of $9,206,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $2,461,000 have been segregated as collateral for open swap contracts.
3 Adjustable-rate security.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $1,533,951,000, representing 8.4% of net assets.
7 Non-income-producing security--security in default.
8 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the State of Qatar.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.

54

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.0%)
U.S. Government Securities (1.6%)
1	United States Treasury Note/Bond	3.500%	2/15/39	41,850	50,265
	United States Treasury Note/Bond	3.750%	8/15/41	42,000	52,612
	United States Treasury Strip Principal	0.000%	2/15/36	80,000	43,956
	United States Treasury Strip Principal	0.000%	8/15/39	53,000	25,906
	United States Treasury Strip Principal	0.000%	8/15/41	75,000	34,025
					206,764
Agency Notes (0.4%)
2	Tennessee Valley Authority	5.250%	9/15/39	42,000	56,495
Total U.S. Government and Agency Obligations (Cost $211,774)					263,259
Corporate Bonds (76.9%)
Finance (21.6%)
	Banking (12.5%)
	American Express Co.	8.150%	3/19/38	18,290	29,752
	Bank of America Corp.	5.875%	2/7/42	19,635	22,528
	Bank of America NA	6.000%	10/15/36	52,750	58,884
	Bank One Corp.	7.750%	7/15/25	25,000	31,754
	Bank One Corp.	7.625%	10/15/26	25,950	33,381
	Bank One Corp.	8.000%	4/29/27	30,869	41,113
	Citigroup Inc.	6.625%	1/15/28	25,000	28,887
	Citigroup Inc.	6.625%	6/15/32	60,905	66,153
	Citigroup Inc.	5.875%	2/22/33	7,190	7,174
	Citigroup Inc.	6.000%	10/31/33	41,655	42,387
	Citigroup Inc.	5.850%	12/11/34	33,800	37,967
	Citigroup Inc.	6.125%	8/25/36	31,650	32,545
	Citigroup Inc.	5.875%	5/29/37	11,150	12,505
	Citigroup Inc.	6.875%	3/5/38	20,000	25,199
	Citigroup Inc.	8.125%	7/15/39	4,330	6,251
	Citigroup Inc.	5.875%	1/30/42	10,000	11,542
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	14,350	15,047
	Credit Suisse USA Inc.	7.125%	7/15/32	35,375	48,944
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	60,243
	Goldman Sachs Group Inc.	6.450%	5/1/36	58,000	58,677
	Goldman Sachs Group Inc.	6.750%	10/1/37	88,630	91,089
	Goldman Sachs Group Inc.	6.250%	2/1/41	37,000	40,669
3	HBOS plc	6.000%	11/1/33	13,515	10,375
	HSBC Bank USA NA	5.875%	11/1/34	50,700	56,225
	HSBC Bank USA NA	5.625%	8/15/35	29,775	32,162
	HSBC Holdings plc	7.625%	5/17/32	21,200	25,850
	HSBC Holdings plc	6.500%	9/15/37	15,000	17,591
	HSBC Holdings plc	6.800%	6/1/38	93,749	113,808
	JPMorgan Chase & Co.	6.400%	5/15/38	93,150	121,991
	JPMorgan Chase & Co.	5.500%	10/15/40	19,500	23,471
	JPMorgan Chase & Co.	5.400%	1/6/42	12,135	14,367
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	48,050	48,396
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	23,830	29,252
	Morgan Stanley	5.500%	7/28/21	14,325	14,501
	Morgan Stanley	6.250%	8/9/26	12,850	12,938
	Morgan Stanley	7.250%	4/1/32	25,350	28,369
	Morgan Stanley	6.375%	7/24/42	30,710	30,555
3	Nordea Bank AB	4.875%	5/13/21	6,511	6,764
	Wachovia Bank NA	5.850%	2/1/37	34,350	43,012
	Wachovia Bank NA	6.600%	1/15/38	61,225	83,668
	Wachovia Corp.	6.605%	10/1/25	30,000	36,633
	Wachovia Corp.	5.500%	8/1/35	19,830	21,771
	Wells Fargo Bank NA	5.950%	8/26/36	34,970	44,162

55

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brokerage (0.2%)
3	FMR LLC	6.450%	11/15/39	25,300	30,034

	Finance Companies (3.1%)
	General Electric Capital Corp.	5.300%	2/11/21	14,960	17,147
	General Electric Capital Corp.	6.750%	3/15/32	126,995	164,292
	General Electric Capital Corp.	5.875%	1/14/38	100,905	122,969
	General Electric Capital Corp.	6.875%	1/10/39	57,420	78,677
4	General Electric Capital Corp.	6.250%	12/15/49	10,000	10,188
	Insurance (5.7%)
	ACE Capital Trust II	9.700%	4/1/30	10,000	14,128
	Aetna Inc.	4.500%	5/15/42	3,075	3,283
	Allstate Corp.	5.550%	5/9/35	14,075	17,069
	American International Group Inc.	4.875%	6/1/22	18,180	19,345
	AXA Financial Inc.	7.000%	4/1/28	29,910	32,430
	Cigna Corp.	5.375%	2/15/42	6,420	7,249
3	Guardian Life Insurance Co. of America	7.375%	9/30/39	9,400	12,605
3	Jackson National Life Insurance Co.	8.150%	3/15/27	2,130	2,641
3	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	36,972
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	23,335	29,386
3,4	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	15,970	20,874
3	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	19,282	28,486
	MetLife Inc.	6.500%	12/15/32	8,990	11,945
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	46,944
	Munich Re America Corp.	7.450%	12/15/26	8,500	11,157
3	Nationwide Mutual Insurance Co.	9.375%	8/15/39	22,950	31,474
3	New York Life Insurance Co.	5.875%	5/15/33	50,275	59,518
3	Pacific Life Insurance Co.	9.250%	6/15/39	23,145	30,982
	Prudential Financial Inc.	5.750%	7/15/33	13,000	14,074
	Prudential Financial Inc.	5.400%	6/13/35	5,000	5,124
3	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	14,050	19,346
	UnitedHealth Group Inc.	5.800%	3/15/36	51,186	65,659
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	17,779
	UnitedHealth Group Inc.	6.875%	2/15/38	29,422	42,164
	UnitedHealth Group Inc.	5.700%	10/15/40	3,592	4,563
	UnitedHealth Group Inc.	5.950%	2/15/41	9,835	13,126
	UnitedHealth Group Inc.	4.625%	11/15/41	36,745	41,593
	WellPoint Inc.	5.850%	1/15/36	16,450	19,909
	WellPoint Inc.	6.375%	6/15/37	25,000	32,090
	WellPoint Inc.	4.625%	5/15/42	39,000	40,359
	XL Group plc	6.375%	11/15/24	8,500	9,708
	Real Estate Investment Trusts (0.1%)
	Simon Property Group LP	6.750%	2/1/40	11,900	16,245
					2,800,086
Industrial (42.6%)
	Basic Industry (0.4%)
	Dow Chemical Co.	7.375%	11/1/29	8,450	11,619
	Teck Resources Ltd.	6.250%	7/15/41	5,000	5,553
	Teck Resources Ltd.	5.200%	3/1/42	30,020	29,253
	Capital Goods (3.6%)
	3M Co.	6.375%	2/15/28	30,895	42,813
	3M Co.	5.700%	3/15/37	15,000	21,216
	Boeing Co.	6.125%	2/15/33	22,175	30,300
	Boeing Co.	7.875%	4/15/43	8,000	13,030
	Caterpillar Inc.	6.625%	7/15/28	30,000	41,394
	Caterpillar Inc.	5.200%	5/27/41	17,595	23,097
	Deere & Co.	7.125%	3/3/31	15,000	22,229
	Deere & Co.	3.900%	6/9/42	34,755	37,465
	Lockheed Martin Corp.	6.150%	9/1/36	4,600	6,061
	Raytheon Co.	4.700%	12/15/41	18,960	22,670
3	Siemens Financieringsmaatschappij NV	6.125%	8/17/26	21,030	27,519

56

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Technologies Corp.	7.500%	9/15/29	14,300	20,964
	United Technologies Corp.	6.125%	7/15/38	34,000	47,337
	United Technologies Corp.	5.700%	4/15/40	18,150	24,185
	United Technologies Corp.	4.500%	6/1/42	78,640	91,390
	Communication (9.6%)
	Alltel Corp.	6.800%	5/1/29	2,697	3,714
	Alltel Corp.	7.875%	7/1/32	24,162	38,716
	America Movil SAB de CV	6.125%	3/30/40	25,720	33,339
	America Movil SAB de CV	4.375%	7/16/42	38,010	39,591
	AT&T Inc.	6.500%	9/1/37	5,000	6,774
	AT&T Inc.	6.300%	1/15/38	31,400	41,900
	AT&T Inc.	6.400%	5/15/38	5,000	6,714
	AT&T Inc.	6.550%	2/15/39	15,000	20,553
	AT&T Inc.	5.350%	9/1/40	88,161	109,196
	AT&T Inc.	5.550%	8/15/41	14,925	19,096
	AT&T Mobility LLC	7.125%	12/15/31	12,000	17,066
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,550	6,244
	BellSouth Corp.	6.875%	10/15/31	30,000	37,847
	BellSouth Corp.	6.000%	11/15/34	40,000	46,294
	BellSouth Telecommunications Inc.	7.000%	12/1/95	3,914	4,998
	CBS Corp.	7.875%	9/1/23	4,325	5,510
	CBS Corp.	7.875%	7/30/30	37,000	50,589
	CBS Corp.	4.850%	7/1/42	2,290	2,424
	Comcast Corp.	5.650%	6/15/35	32,714	39,191
	Comcast Corp.	4.650%	7/15/42	6,320	6,913
3	COX Communications Inc.	6.450%	12/1/36	10,000	12,265
3	COX Communications Inc.	8.375%	3/1/39	16,310	24,573
	Deutsche Telekom International Finance BV	8.750%	6/15/30	17,530	25,901
3	Deutsche Telekom International Finance BV	4.875%	3/6/42	4,050	4,338
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	30,000	32,483
	France Telecom SA	8.500%	3/1/31	44,675	66,255
	GTE Corp.	6.940%	4/15/28	20,000	26,616
	Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	25,788
	News America Inc.	6.400%	12/15/35	28,000	35,155
	News America Inc.	6.900%	8/15/39	5,000	6,532
	News America Inc.	6.150%	2/15/41	10,400	13,295
	News America Inc.	7.900%	12/1/95	10,000	12,617
	Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	13,475
	Telefonica Europe BV	8.250%	9/15/30	5,580	5,598
	Time Warner Cable Inc.	6.550%	5/1/37	35,000	44,633
	Verizon Communications Inc.	5.850%	9/15/35	35,000	45,346
	Verizon Communications Inc.	6.250%	4/1/37	20,000	26,944
	Verizon Communications Inc.	6.400%	2/15/38	48,849	67,615
	Verizon Communications Inc.	6.900%	4/15/38	28,708	41,534
	Verizon Communications Inc.	7.350%	4/1/39	15,950	24,141
	Verizon Communications Inc.	6.000%	4/1/41	26,550	36,018
	Verizon Global Funding Corp.	7.750%	12/1/30	29,750	44,405
	Verizon Maryland Inc.	5.125%	6/15/33	12,000	12,842
	Verizon New Jersey Inc.	8.000%	6/1/22	18,000	24,227
	Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	8,622
	Vodafone Group plc	6.150%	2/27/37	15,705	21,571
	Consumer Cyclical (7.2%)
	CVS Caremark Corp.	6.250%	6/1/27	27,335	35,503
	CVS Caremark Corp.	6.125%	9/15/39	6,000	7,902
	Daimler Finance North America LLC	8.500%	1/18/31	24,494	39,076
	Historic TW Inc.	6.625%	5/15/29	24,775	31,053
	Home Depot Inc.	5.875%	12/16/36	34,775	46,896
	Home Depot Inc.	5.950%	4/1/41	20,000	27,717
	Lowe's Cos. Inc.	6.500%	3/15/29	26,010	34,022
	Lowe's Cos. Inc.	5.800%	10/15/36	9,300	11,977
	McDonald's Corp.	6.300%	10/15/37	30,935	45,373
	McDonald's Corp.	6.300%	3/1/38	36,635	54,298
	McDonald's Corp.	5.700%	2/1/39	14,500	20,111

57

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	McDonald's Corp.	3.700%	2/15/42	2,715	2,857
	Target Corp.	6.650%	8/1/28	15,000	19,657
	Target Corp.	7.000%	7/15/31	20,000	28,578
	Target Corp.	6.500%	10/15/37	15,850	22,510
	Target Corp.	7.000%	1/15/38	36,480	54,758
	Time Warner Inc.	7.625%	4/15/31	5,000	6,826
	Time Warner Inc.	6.500%	11/15/36	10,000	12,416
	Time Warner Inc.	4.900%	6/15/42	8,760	9,603
	Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	79,609
	Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	6,146
	Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	58,166
	Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	111,850
	Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	13,839
	Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	25,302
	Wal-Mart Stores Inc.	5.000%	10/25/40	5,400	6,928
	Wal-Mart Stores Inc.	5.625%	4/15/41	64,850	90,742
	Walt Disney Co.	7.550%	7/15/93	25,900	33,476
	Consumer Noncyclical (12.8%)
	Abbott Laboratories	6.000%	4/1/39	33,870	48,260
	Abbott Laboratories	5.300%	5/27/40	11,750	15,751
	Altria Group Inc.	9.950%	11/10/38	19,000	31,856
	Amgen Inc.	6.375%	6/1/37	25,000	31,233
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	3,500	4,881
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	6,900	9,924
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	15,060
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	42,455	72,950
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	10,000	16,852
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	15,140	16,078
	Archer-Daniels-Midland Co.	5.765%	3/1/41	4,350	5,853
	Archer-Daniels-Midland Co.	4.535%	3/26/42	33,274	38,396
	AstraZeneca plc	6.450%	9/15/37	70,480	101,218
	Becton Dickinson and Co.	7.000%	8/1/27	8,300	11,342
	Becton Dickinson and Co.	6.700%	8/1/28	5,066	6,780
	Bestfoods	6.625%	4/15/28	30,000	41,545
	Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	14,205
	Bristol-Myers Squibb Co.	3.250%	8/1/42	8,120	7,851
3	Cargill Inc.	6.125%	4/19/34	1,880	2,380
3	Cargill Inc.	6.125%	9/15/36	27,045	35,146
3	Cargill Inc.	6.625%	9/15/37	5,000	6,950
	Eli Lilly & Co.	5.500%	3/15/27	21,775	28,249
	Gilead Sciences Inc.	5.650%	12/1/41	14,265	17,994
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	27,445
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	51,205	74,796
	Johnson & Johnson	6.950%	9/1/29	22,457	33,478
	Kaiser Foundation Hospitals	4.875%	4/1/42	25,666	29,409
	Kellogg Co.	7.450%	4/1/31	21,620	30,653
	Kimberly-Clark Corp.	6.625%	8/1/37	5,300	8,047
	Kimberly-Clark Corp.	5.300%	3/1/41	17,000	22,396
3	Kraft Foods Group Inc.	6.875%	1/26/39	19,650	26,573
	Kraft Foods Inc.	6.500%	2/9/40	8,000	11,054
	Medtronic Inc.	6.500%	3/15/39	21,200	31,728
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	26,775	32,066
	Merck & Co. Inc.	6.500%	12/1/33	30,320	45,651
	Merck & Co. Inc.	5.750%	11/15/36	11,000	15,368
	Merck & Co. Inc.	6.550%	9/15/37	42,200	65,223
	Merck & Co. Inc.	5.850%	6/30/39	20,000	28,967
	Molson Coors Brewing Co.	5.000%	5/1/42	5,700	6,744
	Pepsi Bottling Group Inc.	7.000%	3/1/29	17,000	24,387
	PepsiCo Inc.	5.500%	1/15/40	28,350	37,887
	PepsiCo Inc.	4.875%	11/1/40	14,375	17,819
	PepsiCo Inc.	4.000%	3/5/42	23,672	26,271
	Pfizer Inc.	7.200%	3/15/39	46,000	74,557
	Pharmacia Corp.	6.750%	12/15/27	28,000	37,875

58

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Philip Morris International Inc.	6.375%	5/16/38	31,340	44,773
	Philip Morris International Inc.	4.500%	3/20/42	15,000	16,935
	Procter & Gamble Co.	6.450%	1/15/26	27,000	38,256
	Procter & Gamble Co.	5.500%	2/1/34	15,000	20,338
	Procter & Gamble Co.	5.800%	8/15/34	2,670	3,721
	Procter & Gamble Co.	5.550%	3/5/37	17,000	23,593
3	Roche Holdings Inc.	7.000%	3/1/39	47,905	74,528
3	SABMiller Holdings Inc.	4.950%	1/15/42	15,000	17,988
3	Tesco plc	6.150%	11/15/37	24,520	31,322
	Wyeth LLC	5.950%	4/1/37	72,150	100,623
	Energy (4.3%)
	Anadarko Petroleum Corp.	7.950%	6/15/39	2,650	3,722
	Apache Corp.	4.750%	4/15/43	49,960	59,092
3	BG Energy Capital plc	5.125%	10/15/41	20,800	24,999
	Burlington Resources Finance Co.	7.400%	12/1/31	25,000	36,265
	ConocoPhillips	7.000%	3/30/29	13,150	18,005
	ConocoPhillips	5.900%	10/15/32	20,300	26,500
	ConocoPhillips	6.500%	2/1/39	68,735	100,559
	ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,812
	Devon Energy Corp.	5.600%	7/15/41	10,940	13,485
	Devon Energy Corp.	4.750%	5/15/42	17,570	19,676
	Encana Corp.	6.500%	8/15/34	15,463	17,985
	Encana Corp.	5.150%	11/15/41	8,145	8,547
	Halliburton Co.	4.500%	11/15/41	10,000	11,262
	Hess Corp.	5.600%	2/15/41	5,700	6,479
	Marathon Oil Corp.	6.600%	10/1/37	9,300	12,371
	Shell International Finance BV	6.375%	12/15/38	75,000	112,898
	Shell International Finance BV	5.500%	3/25/40	6,300	8,654
	Texaco Capital Inc.	8.625%	11/15/31	13,000	21,787
	Tosco Corp.	7.800%	1/1/27	15,000	22,085
	Tosco Corp.	8.125%	2/15/30	20,000	30,987
	Other Industrial (0.5%)
3	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	36,060	38,606
	Massachusetts Institute of Technology GO	5.600%	7/1/11	16,000	23,467
	Technology (3.3%)
	Cisco Systems Inc.	5.900%	2/15/39	39,000	53,604
	Hewlett-Packard Co.	6.000%	9/15/41	54,185	60,843
	HP Enterprise Services LLC	7.450%	10/15/29	6,368	7,779
	Intel Corp.	4.800%	10/1/41	29,080	35,389
	International Business Machines Corp.	7.000%	10/30/25	50,400	71,772
	International Business Machines Corp.	5.600%	11/30/39	1,715	2,353
	International Business Machines Corp.	4.000%	6/20/42	39,114	43,828
	Oracle Corp.	6.500%	4/15/38	43,833	64,663
	Oracle Corp.	6.125%	7/8/39	19,559	27,823
	Oracle Corp.	5.375%	7/15/40	41,665	55,272
	Transportation (0.9%)
	Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	32,579
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,200	5,442
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,455	5,435
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	10,000	10,595
	CSX Corp.	4.400%	3/1/43	26,085	27,427
3	ERAC USA Finance LLC	7.000%	10/15/37	14,621	18,285
3	ERAC USA Finance LLC	5.625%	3/15/42	7,225	7,626
	Union Pacific Corp.	4.300%	6/15/42	5,385	5,809
					5,513,736
Utilities (12.7%)
	Electric (11.4%)
	Alabama Power Co.	5.700%	2/15/33	12,800	16,281
	Alabama Power Co.	6.000%	3/1/39	5,475	7,613
	Alabama Power Co.	5.500%	3/15/41	13,015	17,065
	Alabama Power Co.	5.200%	6/1/41	15,000	18,957
	Appalachian Power Co.	6.700%	8/15/37	50,000	67,129

59

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Carolina Power & Light Co.	5.700%	4/1/35	7,500	9,647
	Connecticut Light & Power Co.	6.350%	6/1/36	15,000	20,688
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,600	11,351
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	13,475
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	18,000	25,295
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	19,797
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	8,287
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,770	10,419
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,665	12,199
	Consolidated Natural Gas Co.	6.800%	12/15/27	1,401	1,733
	Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	70,901
	Duke Energy Carolinas LLC	5.300%	2/15/40	4,600	5,908
	Duke Energy Carolinas LLC	4.250%	12/15/41	18,000	20,275
	Duke Energy Indiana Inc.	6.120%	10/15/35	4,895	6,175
	Duke Energy Indiana Inc.	6.350%	8/15/38	4,000	5,632
	Duke Energy Indiana Inc.	4.200%	3/15/42	14,100	15,247
3	Enel Finance International NV	6.800%	9/15/37	6,175	5,688
3	Enel Finance International NV	6.000%	10/7/39	3,579	2,995
	Florida Power & Light Co.	5.625%	4/1/34	16,275	21,310
	Florida Power & Light Co.	5.400%	9/1/35	13,380	17,200
	Florida Power & Light Co.	5.950%	2/1/38	3,180	4,445
	Florida Power & Light Co.	5.690%	3/1/40	7,350	10,129
	Florida Power & Light Co.	5.250%	2/1/41	15,830	20,687
	Florida Power Corp.	6.750%	2/1/28	22,375	28,520
	Georgia Power Co.	5.950%	2/1/39	27,960	38,100
	Georgia Power Co.	5.400%	6/1/40	6,900	8,894
	Georgia Power Co.	4.750%	9/1/40	9,555	11,273
4	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	15,792	18,329
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	18,100	24,139
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	59,540	91,624
	Northern States Power Co.	6.200%	7/1/37	40,000	57,404
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	16,201
3	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	12,500	12,635
	Pacific Gas & Electric Co.	6.050%	3/1/34	36,240	49,129
	Pacific Gas & Electric Co.	5.800%	3/1/37	8,862	11,878
	Pacific Gas & Electric Co.	6.350%	2/15/38	7,197	10,235
	Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	50,746
	Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	25,640
	PacifiCorp	6.100%	8/1/36	15,000	20,566
	PacifiCorp	6.250%	10/15/37	7,815	10,977
	PacifiCorp	6.350%	7/15/38	20,000	28,229
	PacifiCorp	6.000%	1/15/39	34,100	47,598
	PacifiCorp	4.100%	2/1/42	18,070	19,973
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	14,565
	PSEG Power LLC	8.625%	4/15/31	29,547	44,191
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	15,031
	Puget Sound Energy Inc.	6.274%	3/15/37	4,700	6,555
	Puget Sound Energy Inc.	5.795%	3/15/40	18,500	25,355
	Puget Sound Energy Inc.	5.764%	7/15/40	4,520	6,182
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	48,749
	South Carolina Electric & Gas Co.	6.050%	1/15/38	8,600	12,015
	South Carolina Electric & Gas Co.	4.350%	2/1/42	15,912	17,873
	Southern California Edison Co.	6.000%	1/15/34	20,095	27,918
	Southern California Edison Co.	5.625%	2/1/36	5,000	6,680
	Southern California Edison Co.	5.950%	2/1/38	10,000	13,976
	Southern California Edison Co.	4.500%	9/1/40	12,000	14,295
	Southern California Edison Co.	3.900%	12/1/41	5,425	5,912
	Southern California Edison Co.	4.050%	3/15/42	7,625	8,525
	Tampa Electric Co.	6.150%	5/15/37	35,000	48,386
	Virginia Electric & Power Co.	6.000%	5/15/37	60,105	82,972
	Virginia Electric & Power Co.	6.350%	11/30/37	11,170	16,119
	Xcel Energy Inc.	6.500%	7/1/36	5,000	7,105

60

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Natural Gas (1.3%)
	KeySpan Corp.	5.875%	4/1/33	12,000	14,020
	KeySpan Corp.	5.803%	4/1/35	10,000	11,553
	Nisource Finance Corp.	5.250%	2/15/43	15,000	16,501
	Sempra Energy	6.000%	10/15/39	20,000	26,743
	Texas Eastern Transmission LP	7.000%	7/15/32	17,000	23,379
	TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	78,952
					1,642,170
Total Corporate Bonds (Cost $7,971,454)					9,955,992
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
3	CDP Financial Inc.	5.600%	11/25/39	15,000	19,341
3	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	12,349
3	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	9,140	9,751
3	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	21,540	28,437
3	Electricite de France SA	6.950%	1/26/39	18,040	23,809
	Inter-American Development Bank	3.875%	10/28/41	24,000	26,801
	Petrobras International Finance Co. - Pifco	6.750%	1/27/41	30,550	38,345
	Statoil ASA	5.100%	8/17/40	12,550	15,979
3	Temasek Financial I Ltd.	3.375%	7/23/42	28,355	27,951
	United Mexican States	4.750%	3/8/44	20,000	23,227
Total Sovereign Bonds (Cost $196,329)					225,990
Taxable Municipal Bonds (17.9%)
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	58,835	69,914
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	7.499%	2/15/50	725	1,014
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	17,420	22,591
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	50,115	70,296
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	30,550	42,077
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,775	20,394
	California GO	7.500%	4/1/34	32,655	42,550
	California GO	7.550%	4/1/39	56,100	75,501
	California GO	7.300%	10/1/39	114,045	149,683
	California GO	7.625%	3/1/40	34,960	47,433
	California GO	7.600%	11/1/40	55,715	75,599
	California Public Works Board Lease Revenue	8.361%	10/1/34	5,535	7,171
	Chicago IL GO	5.432%	1/1/42	24,860	25,578
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,350	20,199
5	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	25,000	27,667
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	2,440
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,200	2,720
	Duke University North Carolina Revenue	5.850%	4/1/37	38,850	53,137
	Illinois GO	5.877%	3/1/19	19,220	21,510
	Illinois GO	4.950%	6/1/23	1,375	1,441
	Illinois GO	5.100%	6/1/33	189,365	182,643
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	18,340	23,025
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	170	207
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	11,850	15,436
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	33,980	50,406
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	4,155	6,256
	Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	23,421
	Los Angeles CA Unified School District GO	5.750%	7/1/34	9,090	10,935

61

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Los Angeles CA Unified School District GO	6.758%	7/1/34	62,685	84,340
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	15,100	19,386
	Missouri State Health & Educational Facilities Authority	3.685%	2/15/47	25,000	25,289
6	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	50,002	62,498
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	51,694	78,592
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	63,055	92,284
	New York City NY Municipal Water Finance Authority	6.282%	6/15/42	7,225	8,360
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	11,280	15,462
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	12,915	18,295
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	3,480	4,967
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	35,980	50,259
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	3,975	4,953
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	60,760	91,002
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,305	6,839
	New York State Dormitory Authority	5.600%	3/15/40	2,000	2,588
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,922
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	18,520	23,207
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	25,935	35,831
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,345	15,358
	Ohio State University General Receipts Revenue	4.800%	6/1/11	37,471	44,276
5	Oregon Community College District Revenue	5.440%	6/30/23	10,595	12,219
7	Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,307
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	7,795	10,069
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	19,700	25,737
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	27,049
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	13,195	16,747
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	42,380	51,414
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	60,993	71,442
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	18,525	22,289
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,035	13,950
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	15,300
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	13,325	19,687
	State of California	6.509%	4/1/39	28,365	31,501
	State of Connecticut	5.770%	3/15/25	20,365	26,305
	State of New York	5.590%	3/1/35	10,000	12,768
	Texas GO	5.517%	4/1/39	4,805	6,436
	Texas Transportation Commission Revenue	5.178%	4/1/30	4,090	5,106
	Texas Transportation Commission Revenue	4.631%	4/1/33	6,255	7,466
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	6,495	8,738
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	4,830	6,570
	University of California Revenue	5.770%	5/15/43	5,155	6,483
	University of California Revenue	4.858%	5/15/12	42,625	45,544
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	12,800	16,317
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	8,665	10,958
	Washington GO	5.481%	8/1/39	8,890	11,442

62

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Wisconsin GO	5.700%	5/1/26	23,025	27,425
Total Taxable Municipal Bonds (Cost $1,959,183)				2,310,221
Temporary Cash Investment (0.8%)
Repurchase Agreement (0.8%)
Bank of America Securities LLC (Dated 7/31/12,
Repurchase Value $105,901,000, collateralized by
Federal National Mortgage Assn. 3.500%, 2/1/42-
3/1/42) (Cost $105,900)	0.170%	8/1/12	105,900	105,900
Total Investments (99.4%) (Cost $10,444,640)				12,861,362
Other Assets and Liabilities—Net (0.6%)[8]				81,431
Net Assets (100%)				12,942,793

1 Securities with a value of $20,372,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $862,455,000, representing
6.7% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
8 Cash of $8,837,000, has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

63

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.7%)
U.S. Government Securities (1.7%)
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	70,084
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	59,283
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	96,248
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	83,883
Total U.S. Government and Agency Obligations (Cost $299,903)					309,498
Corporate Bonds (91.9%)
Finance (15.4%)
	Banking (2.1%)
	Bank of America Corp.	5.750%	12/1/17	15,680	17,240
	Bank of America Corp.	5.625%	7/1/20	35,085	38,876
	Bank of America Corp.	5.875%	1/5/21	15,010	17,032
1	Barclays Bank plc	6.050%	12/4/17	143,492	146,520
	Barclays Bank plc	5.140%	10/14/20	39,235	38,854
1	LBG Capital No.1 plc	7.875%	11/1/20	81,952	76,215
1	Lloyds TSB Bank plc	6.500%	9/14/20	28,730	28,950
	Merrill Lynch & Co. Inc.	6.875%	11/15/18	5,240	6,080
	Finance Companies (10.6%)
1	Air Lease Corp.	5.625%	4/1/17	125,330	125,643
	Ally Financial Inc.	8.300%	2/12/15	57,950	64,469
	Ally Financial Inc.	8.000%	3/15/20	110,950	131,892
	Ally Financial Inc.	7.500%	9/15/20	58,250	67,861
	Ally Financial Inc.	8.000%	11/1/31	37,015	44,603
1	CIT Group Inc.	7.000%	5/2/16	118,911	119,208
1	CIT Group Inc.	7.000%	5/2/17	43,720	44,048
	CIT Group Inc.	4.250%	8/15/17	48,445	48,445
	CIT Group Inc.	5.250%	3/15/18	66,035	69,502
1	CIT Group Inc.	6.625%	4/1/18	120,655	133,324
1	CIT Group Inc.	5.500%	2/15/19	66,210	69,190
	CIT Group Inc.	5.375%	5/15/20	103,225	108,644
	CIT Group Inc.	5.000%	8/15/22	143,280	143,280
1	International Lease Finance Corp.	6.500%	9/1/14	27,670	29,607
	International Lease Finance Corp.	8.625%	9/15/15	41,880	47,220
	International Lease Finance Corp.	5.750%	5/15/16	19,146	19,912
1	International Lease Finance Corp.	6.750%	9/1/16	42,895	46,970
	International Lease Finance Corp.	8.750%	3/15/17	38,820	44,934
1	International Lease Finance Corp.	7.125%	9/1/18	55,210	62,525
	International Lease Finance Corp.	5.875%	4/1/19	46,220	47,953
	International Lease Finance Corp.	6.250%	5/15/19	33,445	35,243
	International Lease Finance Corp.	8.250%	12/15/20	51,121	60,195
	International Lease Finance Corp.	8.625%	1/15/22	29,100	34,847
1	Provident Funding Associates LP / PFG Finance Corp.	10.250%	4/15/17	48,700	50,892
	SLM Corp.	6.250%	1/25/16	80,090	84,858
	SLM Corp.	6.000%	1/25/17	19,540	20,647
	SLM Corp.	8.450%	6/15/18	44,100	50,579
	SLM Corp.	8.000%	3/25/20	58,325	65,515
	SLM Corp.	7.250%	1/25/22	24,145	25,858
	Insurance (2.6%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	103,981
1	ING-US Inc.	5.500%	7/15/22	141,560	145,082
1	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	60,777
1,2	MetLife Capital Trust IV	7.875%	12/15/67	46,910	53,008
1,2	MetLife Capital Trust X	9.250%	4/8/68	33,000	41,580
	Provident Cos. Inc.	7.000%	7/15/18	27,310	31,492
	Unum Group	6.750%	12/15/28	16,145	17,602
	Unum Group	7.375%	6/15/32	6,295	7,241
	Other Finance (0.1%)
	Lender Processing Services Inc.	8.125%	7/1/16	25,715	26,808
					2,755,202

64

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Industrial (69.3%)
	Basic Industry (7.9%)
	Alpha Natural Resources Inc.	6.000%	6/1/19	18,245	15,828
	ArcelorMittal	4.500%	2/25/17	20,020	19,858
	ArcelorMittal	6.250%	2/25/22	18,500	18,596
	Arch Coal Inc.	8.750%	8/1/16	9,715	9,472
3,4	Arch Coal Inc. Bank Loan	5.750%	5/16/18	68,195	67,044
	Ashland Inc.	9.125%	6/1/17	24,880	27,679
	Cascades Inc.	7.750%	12/15/17	32,145	33,350
	Cascades Inc.	7.875%	1/15/20	9,330	9,703
	Celanese US Holdings LLC	6.625%	10/15/18	11,265	12,363
	Celanese US Holdings LLC	5.875%	6/15/21	12,740	13,791
	CF Industries Inc.	6.875%	5/1/18	21,795	26,372
	CF Industries Inc.	7.125%	5/1/20	27,670	34,657
	Chemtura Corp.	7.875%	9/1/18	11,380	12,262
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.250%	12/15/17	28,965	30,413
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	14,395	15,187
	CONSOL Energy Inc.	8.000%	4/1/17	34,455	36,436
	CONSOL Energy Inc.	8.250%	4/1/20	39,305	41,762
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	49,525	50,516
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	9,720	9,696
1	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	58,750	59,249
1	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	11,675	11,506
	Hexion US Finance Corp.	6.625%	4/15/20	45,175	46,191
	Hexion US Finance Corp. / Hexion Nova Scotia Finance
	ULC	8.875%	2/1/18	61,850	62,623
1	INEOS Finance plc	8.375%	2/15/19	56,035	57,716
1	INEOS Finance plc	7.500%	5/1/20	53,610	54,414
3,4	INEOS Holdings Ltd. Bank Loan	0.000%	4/16/18	42,823	41,920
	LyondellBasell Industries NV	5.000%	4/15/19	116,640	126,204
	LyondellBasell Industries NV	6.000%	11/15/21	23,926	27,515
	Neenah Paper Inc.	7.375%	11/15/14	18,835	19,118
	Novelis Inc.	8.375%	12/15/17	40,790	44,563
	Novelis Inc.	8.750%	12/15/20	38,965	43,056
	Peabody Energy Corp.	7.375%	11/1/16	69,675	76,643
1	Peabody Energy Corp.	6.000%	11/15/18	40,380	40,380
1	Peabody Energy Corp.	6.250%	11/15/21	42,690	42,263
	Peabody Energy Corp.	7.875%	11/1/26	47,685	49,235
1	Vedanta Resources plc	8.750%	1/15/14	9,725	10,017
1	Vedanta Resources plc	9.500%	7/18/18	32,840	33,093
	Weyerhaeuser Co.	7.375%	10/1/19	37,950	46,181
	Weyerhaeuser Co.	7.375%	3/15/32	26,800	31,276
	Capital Goods (8.1%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	26,415	28,158
1	Ardagh Packaging Finance plc / Ardagh MP Holdings
	USA Inc.	7.375%	10/15/17	3,290	3,529
1	Ardagh Packaging Finance plc / Ardagh MP Holdings
	USA Inc.	9.125%	10/15/20	4,775	5,002
1	Ashtead Capital Inc.	6.500%	7/15/22	12,305	12,766
	Ball Corp.	7.125%	9/1/16	3,380	3,676
	Ball Corp.	7.375%	9/1/19	4,890	5,428
	Ball Corp.	5.000%	3/15/22	28,800	30,384
	BE Aerospace Inc.	6.875%	10/1/20	37,830	42,086
	BE Aerospace Inc.	5.250%	4/1/22	109,885	114,830
1	Bombardier Inc.	7.500%	3/15/18	32,985	36,613
1	Bombardier Inc.	7.750%	3/15/20	28,185	31,849
1	Building Materials Corp. of America	6.875%	8/15/18	14,580	15,655
1	Building Materials Corp. of America	6.750%	5/1/21	50,565	54,926
	Case New Holland Inc.	7.750%	9/1/13	23,465	24,932
	Case New Holland Inc.	7.875%	12/1/17	91,500	107,284
1	Cemex Finance LLC	9.500%	12/14/16	84,535	83,723

65

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Clean Harbors Inc.	5.250%	8/1/20	19,250	19,779
1	CNH Capital LLC	6.250%	11/1/16	43,785	47,069
	Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	38,900	42,984
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	107,711	117,405
1	Fibria Overseas Finance Ltd.	6.750%	3/3/21	10,200	10,678
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	30,665	32,505
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	41,680	44,702
	Masco Corp.	6.125%	10/3/16	17,785	19,147
	Masco Corp.	5.850%	3/15/17	9,404	9,917
	Masco Corp.	6.625%	4/15/18	3,895	4,076
	Masco Corp.	7.125%	3/15/20	59,416	66,100
	Masco Corp.	5.950%	3/15/22	24,000	24,960
	Masco Corp.	7.750%	8/1/29	14,546	15,101
	Masco Corp.	6.500%	8/15/32	5,880	5,674
	Owens Corning	9.000%	6/15/19	39,840	50,696
	Owens Corning	7.000%	12/1/36	5,380	5,878
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Luxembourg SA	7.750%	10/15/16	73,325	77,175
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Luxembourg SA	7.125%	4/15/19	63,750	67,734
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Luxembourg SA	7.875%	8/15/19	9,590	10,549
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Luxembourg SA	6.875%	2/15/21	20,000	21,300
	UR Merger Sub Corp.	10.875%	6/15/16	29,190	33,058
1	UR Merger Sub Corp.	5.750%	7/15/18	10,290	10,727
1	UR Merger Sub Corp.	7.375%	5/15/20	34,690	36,598
1	UR Merger Sub Corp.	7.625%	4/15/22	30,495	32,325
	Vulcan Materials Co.	6.400%	11/30/17	15,100	15,836
	Vulcan Materials Co.	7.000%	6/15/18	23,960	25,757
	Vulcan Materials Co.	7.500%	6/15/21	1,950	2,160
	Vulcan Materials Co.	7.150%	11/30/37	3,660	3,477
	Communication (15.9%)
	Belo Corp.	8.000%	11/15/16	9,750	10,701
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.250%	10/30/17	33,505	36,856
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.875%	4/30/18	38,955	42,558
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	33,851
	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	43,862	49,674
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	58,995	63,862
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.625%	1/31/22	48,700	53,022
1	Cequel Communications Holdings I LLC / Cequel
	Capital Corp.	8.625%	11/15/17	69,090	74,617
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	9,115	9,867
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	48,120	51,970
	Cricket Communications Inc.	7.750%	5/15/16	24,260	25,746
	Cricket Communications Inc.	7.750%	10/15/20	97,250	92,874
	CSC Holdings LLC	7.875%	2/15/18	27,180	30,917
	CSC Holdings LLC	7.625%	7/15/18	79,045	89,321
	CSC Holdings LLC	8.625%	2/15/19	10,520	12,414
1	CSC Holdings LLC	6.750%	11/15/21	26,895	29,383
1	DISH DBS Corp.	4.625%	7/15/17	9,730	9,779
	DISH DBS Corp.	7.875%	9/1/19	11,685	13,584
	DISH DBS Corp.	6.750%	6/1/21	133,715	146,418
1	DISH DBS Corp.	5.875%	7/15/22	65,390	66,207
1	eAccess Ltd.	8.250%	4/1/18	66,190	61,060
	Frontier Communications Corp.	8.250%	5/1/14	1,153	1,260
	Frontier Communications Corp.	7.875%	4/15/15	8,098	8,928
	GCI Inc.	6.750%	6/1/21	53,126	51,532
	Hughes Satellite Systems Corp.	6.500%	6/15/19	60,141	64,877
	Hughes Satellite Systems Corp.	7.625%	6/15/21	20,920	23,117
1	Inmarsat Finance plc	7.375%	12/1/17	20,655	22,256
	Intelsat Jackson Holdings SA	7.250%	4/1/19	42,330	45,293
	Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,870

66

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Intelsat Jackson Holdings SA	7.250%	10/15/20	117,065	124,967
1	Intelsat Jackson Holdings SA	7.250%	10/15/20	47,882	51,114
	Intelsat Jackson Holdings SA	7.500%	4/1/21	43,900	46,973
	Lamar Media Corp.	7.875%	4/15/18	11,890	13,198
	Lamar Media Corp.	5.875%	2/1/22	17,195	18,055
	Liberty Interactive LLC	8.500%	7/15/29	14,595	15,179
	Liberty Interactive LLC	8.250%	2/1/30	47,175	49,062
	Mediacom Broadband LLC / Mediacom Broadband
	Corp.	8.500%	10/15/15	29,160	29,962
	MetroPCS Wireless Inc.	7.875%	9/1/18	55,420	59,022
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	76,747
1	National CineMedia LLC	6.000%	4/15/22	32,455	33,591
	Nielsen Finance LLC / Nielsen Finance Co.	7.750%	10/15/18	48,300	54,337
	NII Capital Corp.	7.625%	4/1/21	72,940	56,528
	Quebecor Media Inc.	7.750%	3/15/16	28,818	29,683
	Quebecor Media Inc.	7.750%	3/15/16	49,585	51,073
	Qwest Corp.	6.875%	9/15/33	24,815	25,001
	SBA Telecommunications Inc.	8.000%	8/15/16	12,888	13,661
	SBA Telecommunications Inc.	8.250%	8/15/19	15,173	16,880
1	SBA Telecommunications Inc.	5.750%	7/15/20	15,106	15,824
1	Sinclair Television Group Inc.	9.250%	11/1/17	31,400	34,697
1	Sprint Nextel Corp.	9.000%	11/15/18	102,545	119,721
1	Sprint Nextel Corp.	7.000%	3/1/20	146,100	159,249
1	UPCB Finance III Ltd.	6.625%	7/1/20	83,121	86,034
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	43,118
1	UPCB Finance VI Ltd.	6.875%	1/15/22	55,036	57,079
	Videotron Ltee	9.125%	4/15/18	25,380	27,791
	Videotron Ltee	5.000%	7/15/22	37,527	39,028
	Virgin Media Finance plc	5.250%	2/15/22	31,720	32,982
1	Wind Acquisition Finance SA	11.750%	7/15/17	90,775	75,116
	Windstream Corp.	7.875%	11/1/17	42,820	47,048
	Windstream Corp.	8.125%	9/1/18	22,355	23,808
	Windstream Corp.	7.000%	3/15/19	9,720	9,902
	Windstream Corp.	7.750%	10/15/20	38,950	41,482
1	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	7,955	8,452
1	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	11,440	12,327
	Consumer Cyclical (9.9%)
	AMC Entertainment Inc.	8.000%	3/1/14	16,996	17,081
	AMC Entertainment Inc.	8.750%	6/1/19	61,485	66,711
	AutoNation Inc.	5.500%	2/1/20	15,796	16,566
3,4	Burger King Corp. Bank Loan	4.500%	10/19/16	27,418	27,430
1	Caesars Entertainment Operating Co. Inc.	8.500%	2/15/20	126,000	127,890
1	Carlson Wagonlit BV	6.875%	6/15/19	61,766	63,773
	Choice Hotels International Inc.	5.700%	8/28/20	7,621	8,021
	Choice Hotels International Inc.	5.750%	7/1/22	8,020	8,541
	Cinemark USA Inc.	8.625%	6/15/19	9,930	11,072
	Delphi Corp.	5.875%	5/15/19	34,727	37,331
	Delphi Corp.	6.125%	5/15/21	25,270	27,671
	Dollar General Corp.	4.125%	7/15/17	11,485	11,887
	Ford Motor Co.	6.625%	10/1/28	9,796	10,947
	General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	48,174
	Hanesbrands Inc.	8.000%	12/15/16	22,835	25,347
	Hanesbrands Inc.	6.375%	12/15/20	34,780	37,301
	Host Hotels & Resorts LP	6.375%	3/15/15	9,305	9,445
	Host Hotels & Resorts LP	6.750%	6/1/16	7,790	8,024
	Host Hotels & Resorts LP	5.875%	6/15/19	31,470	34,774
	Host Hotels & Resorts LP	6.000%	11/1/20	47,725	52,736
	Limited Brands, Inc.	8.500%	6/15/19	4,860	5,796
	Limited Brands, Inc.	7.000%	5/1/20	22,210	24,736
	Limited Brands, Inc.	6.625%	4/1/21	42,435	47,315
	Limited Brands, Inc.	5.625%	2/15/22	19,235	20,101
	MGM Resorts International	6.750%	9/1/12	16,575	16,616
	MGM Resorts International	10.375%	5/15/14	35,945	40,798

67

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MGM Resorts International	11.125%	11/15/17	18,780	21,034
	MGM Resorts International	9.000%	3/15/20	32,095	35,866
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	5,801	6,454
	Neiman Marcus Group Inc.	10.375%	10/15/15	29,995	31,157
	Neiman Marcus Group Inc.	7.125%	6/1/28	43,790	41,655
	PVH Corp.	7.375%	5/15/20	22,985	25,628
1	QVC Inc.	7.500%	10/1/19	66,400	74,285
1	QVC Inc.	5.125%	7/2/22	3,595	3,824
1	Realogy Corp.	7.625%	1/15/20	53,680	57,572
	Regal Cinemas Corp.	8.625%	7/15/19	52,380	58,535
	Rite Aid Corp.	9.750%	6/12/16	23,335	25,756
	Rite Aid Corp.	8.000%	8/15/20	29,250	32,943
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	24,250	29,585
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	27,555	30,724
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	23,135	24,754
	Service Corp. International	7.375%	10/1/14	11,630	12,764
	Service Corp. International	6.750%	4/1/16	22,998	25,269
	Service Corp. International	7.000%	6/15/17	38,900	43,422
	Service Corp. International	7.625%	10/1/18	35,040	40,340
	Tenneco Inc.	7.750%	8/15/18	8,215	8,893
	Tenneco Inc.	6.875%	12/15/20	29,075	31,183
1	TRW Automotive Inc.	7.000%	3/15/14	57,555	61,872
1	TRW Automotive Inc.	7.250%	3/15/17	48,556	55,597
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	11/1/17	34,000	37,442
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	16,140
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	81,030
1	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	59,010	59,379
	Consumer Noncyclical (11.5%)
	ARAMARK Corp.	8.500%	2/1/15	98,490	100,952
1	ARAMARK Holdings Corp.	8.625%	5/1/16	23,505	24,151
3,4	Bausch & Lomb Inc. Bank Loan	5.250%	5/17/19	49,865	49,878
1	BFF International Ltd.	7.250%	1/28/20	53,795	61,803
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	12,800	14,016
	Biomet Inc.	10.000%	10/15/17	63,880	68,032
	Biomet Inc.	11.625%	10/15/17	16,995	18,227
1	Biomet Inc.	6.500%	8/1/20	21,505	22,043
	Constellation Brands Inc.	7.250%	9/1/16	65,188	74,477
	Constellation Brands Inc.	7.250%	5/15/17	26,605	30,795
	Constellation Brands Inc.	6.000%	5/1/22	12,880	14,297
	DaVita Inc.	6.375%	11/1/18	35,482	37,700
	DaVita Inc.	6.625%	11/1/20	36,385	38,568
2,3,4	Del Monte Foods Co. Bank Loan	4.500%	3/8/18	48,954	48,067
	Elan Finance plc / Elan Finance Corp.	8.750%	10/15/16	34,720	37,845
1	Fresenius Medical Care US Finance II Inc.	5.625%	7/31/19	38,265	40,991
1	Fresenius Medical Care US Finance II Inc.	5.875%	1/31/22	15,090	16,071
1	Fresenius Medical Care US Finance Inc.	6.500%	9/15/18	5,830	6,500
1	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	47,730	50,952
1	Fresenius US Finance II Inc.	9.000%	7/15/15	28,475	32,817
	HCA Inc.	5.750%	3/15/14	9,135	9,615
	HCA Inc.	6.375%	1/15/15	96,955	104,227
	HCA Inc.	6.500%	2/15/16	69,575	75,837
	HCA Inc.	9.875%	2/15/17	24,631	26,909
	HCA Inc.	8.500%	4/15/19	23,905	26,983
	HCA Inc.	6.500%	2/15/20	136,760	152,829
	HCA Inc.	5.875%	3/15/22	30,405	32,761
	HCA Inc.	7.690%	6/15/25	4,510	4,420
1	Health Management Associates Inc.	7.375%	1/15/20	27,262	29,307
	HealthSouth Corp.	8.125%	2/15/20	7,110	7,857
	HealthSouth Corp.	7.750%	9/15/22	16,275	17,740
1	Hologic Inc.	6.250%	8/1/20	9,840	10,430
1	Hypermarcas SA	6.500%	4/20/21	71,815	71,036
1	IMS Health Inc.	12.500%	3/1/18	76,475	90,910
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	18,770

68

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Mylan Inc.	6.000%	11/15/18	77,565	83,479
1	PC Merger Sub Inc.	8.875%	8/1/20	13,580	14,021
3,4	Quintiles Transnational Corp. Bank Loan	7.500%	2/28/17	20,915	21,020
	Smithfield Foods Inc.	10.000%	7/15/14	23,070	27,165
1	STHI Holding Corp.	8.000%	3/15/18	18,890	20,023
	Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,833
	Tenet Healthcare Corp.	10.000%	5/1/18	19,525	22,698
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	43,728
	Tenet Healthcare Corp.	8.875%	7/1/19	29,325	33,357
	Tyson Foods Inc.	6.850%	4/1/16	37,025	41,746
1	Valeant Pharmaceuticals International	6.500%	7/15/16	34,265	36,278
1	Valeant Pharmaceuticals International	6.750%	10/1/17	13,600	14,484
1	Valeant Pharmaceuticals International	6.875%	12/1/18	24,875	26,368
1	Valeant Pharmaceuticals International	7.000%	10/1/20	32,065	33,067
1	Valeant Pharmaceuticals International	6.750%	8/15/21	60,740	61,499
	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.750%	9/15/18	93,262	100,723
	Energy (6.5%)
	Berry Petroleum Co.	6.375%	9/15/22	34,055	36,098
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	17,093
	Chesapeake Energy Corp.	6.625%	8/15/20	29,170	28,951
	Chesapeake Energy Corp.	6.125%	2/15/21	68,230	66,865
	Concho Resources Inc.	7.000%	1/15/21	15,256	16,782
	Concho Resources Inc.	6.500%	1/15/22	29,062	31,096
	Concho Resources Inc.	5.500%	10/1/22	92,925	93,854
1	Continental Resources Inc.	5.000%	9/15/22	45,585	47,408
	Denbury Resources Inc.	8.250%	2/15/20	19,004	21,380
	Denbury Resources Inc.	6.375%	8/15/21	12,445	13,254
	Encore Acquisition Co.	9.500%	5/1/16	37,295	40,838
1	EP Energy LLC / EP Energy Finance Inc.	6.875%	5/1/19	14,785	15,820
1	EP Energy LLC / EP Energy Finance Inc.	9.375%	5/1/20	66,027	70,814
1	Harvest Operations Corp.	6.875%	10/1/17	50,600	54,269
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	16,565	17,890
1	Hornbeck Offshore Services Inc.	5.875%	4/1/20	35,680	35,814
1	MEG Energy Corp.	6.375%	1/30/23	30,650	31,340
	Newfield Exploration Co.	7.125%	5/15/18	56,260	59,776
	Newfield Exploration Co.	6.875%	2/1/20	16,575	17,984
	Newfield Exploration Co.	5.750%	1/30/22	26,890	29,041
	Newfield Exploration Co.	5.625%	7/1/24	29,045	30,969
	Offshore Group Investment Ltd.	11.500%	8/1/15	50,947	55,798
1	Offshore Group Investment Ltd.	11.500%	8/1/15	13,080	14,325
	Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	40,420
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	80,721
	Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	46,182
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	16,197
	Plains Exploration & Production Co.	6.625%	5/1/21	12,485	13,203
	Plains Exploration & Production Co.	6.750%	2/1/22	23,936	25,492
	Range Resources Corp.	7.500%	10/1/17	14,585	15,241
	Range Resources Corp.	6.750%	8/1/20	13,580	14,870
	Range Resources Corp.	5.750%	6/1/21	44,365	47,027
	Range Resources Corp.	5.000%	8/15/22	19,225	19,802
	Other Industrial (0.4%)
	Virgin Media Finance plc	9.500%	8/15/16	43,375	48,688
	Virgin Media Finance plc	8.375%	10/15/19	14,560	16,453
	Technology (8.0%)
	Brocade Communications Systems Inc.	6.625%	1/15/18	9,355	9,753
	Brocade Communications Systems Inc.	6.875%	1/15/20	13,038	14,146
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	43,410	47,208
3,4	CDW LLC / CDW Finance Corp. Bank Loan	4.000%	7/15/17	55,939	54,529
	Equinix Inc.	8.125%	3/1/18	35,120	39,159
	Equinix Inc.	7.000%	7/15/21	60,830	67,673
1	Fidelity National Information Services Inc.	7.625%	7/15/17	4,345	4,801
	Fidelity National Information Services Inc.	7.625%	7/15/17	17,280	19,094
	Fidelity National Information Services Inc.	7.875%	7/15/20	18,685	21,161

69

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Fidelity National Information Services Inc.	5.000%	3/15/22	69,590	73,418
1	First Data Corp.	7.375%	6/15/19	53,405	55,808
1	First Data Corp.	8.875%	8/15/20	22,379	24,505
1	First Data Corp.	8.250%	1/15/21	67,840	67,840
3,4	First Data Corp. Bank Loan	4.247%	9/24/14	48,433	45,073
	Freescale Semiconductor Inc.	8.875%	12/15/14	16,915	17,338
1	Freescale Semiconductor Inc.	10.125%	3/15/18	50,621	55,430
1	Freescale Semiconductor Inc.	9.250%	4/15/18	29,155	31,342
3,4	Freescale Semiconductor Inc. Bank Loan	4.495%	12/1/16	57,927	54,342
3,4	Freescale Semiconductor Inc. Bank Loan	6.000%	2/28/19	35,875	35,038
1	Infor US Inc.	11.500%	7/15/18	34,061	38,489
1	Infor US Inc.	9.375%	4/1/19	34,141	36,360
	Iron Mountain Inc.	7.750%	10/1/19	34,055	37,801
	Iron Mountain Inc.	8.000%	6/15/20	27,190	29,025
	Iron Mountain Inc.	8.375%	8/15/21	45,555	50,338
	Jabil Circuit Inc.	7.750%	7/15/16	10,690	12,320
	Jabil Circuit Inc.	8.250%	3/15/18	8,745	10,494
	Jabil Circuit Inc.	5.625%	12/15/20	8,580	9,116
	Jabil Circuit Inc.	4.700%	9/15/22	29,710	29,710
3,4	Lawson Software Inc. Bank Loan	6.250%	4/5/18	15,376	15,506
	Seagate HDD Cayman	6.875%	5/1/20	64,225	69,203
	Seagate HDD Cayman	7.000%	11/1/21	22,265	24,269
	Seagate Technology HDD Holdings	6.800%	10/1/16	33,035	36,586
1	Sensata Technologies BV	6.500%	5/15/19	71,139	73,807
1	Sorenson Communications Inc.	10.500%	2/1/15	46,240	35,952
	SunGard Data Systems Inc.	10.250%	8/15/15	39,958	40,907
	SunGard Data Systems Inc.	7.375%	11/15/18	53,200	56,392
	SunGard Data Systems Inc.	7.625%	11/15/20	79,111	85,242
	Transportation (1.1%)
2	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	19,942	20,639
	Hertz Corp.	6.750%	4/15/19	110,160	115,806
	Hertz Corp.	7.375%	1/15/21	60,490	65,556
					12,398,281
Utilities (7.2%)
	Electric (3.8%)
	AES Corp.	7.750%	10/15/15	44,790	51,061
	AES Corp.	8.000%	10/15/17	45,766	53,089
	AES Corp.	8.000%	6/1/20	19,980	23,377
1	Calpine Corp.	7.250%	10/15/17	121,118	131,110
1	Calpine Corp.	7.500%	2/15/21	63,741	70,752
1	Calpine Corp.	7.875%	1/15/23	15,000	16,987
1	Dolphin Subsidiary II Inc.	6.500%	10/15/16	14,550	15,969
1	Dolphin Subsidiary II Inc.	7.250%	10/15/21	82,505	93,437
2	Homer City Funding LLC	8.734%	10/1/26	46,466	45,072
1	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	13,303
	Ipalco Enterprises Inc.	5.000%	5/1/18	14,510	14,764
2	Midwest Generation LLC	8.560%	1/2/16	5,832	5,599
	NRG Energy Inc.	7.375%	1/15/17	63,682	66,070
1	Puget Energy Inc.	5.625%	7/15/22	29,300	30,911
1	Texas Competitive Electric Holdings Co. LLC / TCEH
	Finance Inc.	11.500%	10/1/20	58,620	42,793
	Natural Gas (3.4%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	27,393
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	48,660	51,580
	El Paso LLC	7.000%	6/15/17	21,395	24,497
	El Paso LLC	7.250%	6/1/18	66,150	76,073
	El Paso LLC	6.500%	9/15/20	41,765	46,568
	El Paso LLC	7.750%	1/15/32	26,290	30,759
	Energy Transfer Equity LP	7.500%	10/15/20	78,360	89,722
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	74,191	70,482
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	48,246
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	15,919

70

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.	6.500%	8/15/21	13,145	13,999
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.	6.250%	6/15/22	55,901	58,626
1 NGPL PipeCo LLC	7.119%	12/15/17	61,315	63,001

				1,291,159
Total Corporate Bonds (Cost $15,371,897)				16,444,642
			Shares
Preferred Stocks (1.6%)
Citigroup Capital XIII Pfd.			5,301,250	144,830
Hartford Financial Services Group Inc. Pfd.			3,307,200	90,948
GMAC Capital Trust I Pfd.			1,987,800	48,503
Total Preferred Stocks (Cost $266,925)				284,281
Other (0.0%)

* MediaNews Group Inc. Warrants Exp. 3/19/2017(Cost $27,348)			73,622	—
Temporary Cash Investments (4.0%)
			Face
			Amount
			($000)
Repurchase Agreements (4.0%)
Bank of America Securities LLC(Dated 7/31/12,
Repurchase Value $175,101,000, collateralized by
Federal National Mortgage Assn. 2.500%-4.000%,
3/1/26-6/1/42)	0.170%	8/1/12	175,100	175,100
Deutsche Bank Securities, Inc.(Dated 7/31/12,
Repurchase Value $94,000,000, collateralized by
Federal National Mortgage Assn. 3.000%-4.000%,
5/1/42-7/1/42)	0.190%	8/1/12	94,000	94,000
RBC Capital Markets LLC(Dated 7/31/12, Repurchase
Value $442,702,000, collateralized by Federal Home
Loan Mortgage Corp. 2.983%-3.500%, 7/1/26-5/1/42,
and Federal National Mortgage Assn. 1.730%-
5.000%, 1/1/17-10/1/41)	0.190%	8/1/12	442,700	442,700

				711,800
Total Temporary Cash Investments (Cost $711,800)				711,800
Total Investments (99.2%) (Cost $16,677,873)				17,750,221
Other Assets and Liabilities—Net (0.8%)				135,410
Net Assets (100%)				17,885,631

* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the aggregate value of these securities was $5,659,742,000, representing 31.6% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2012, the aggregate value of these securities was
$459,847,000, representing 2.6% of net assets.

71

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 392 092012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 21, 2012

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 21, 2012

* By:/s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see file Number 2-11444, Incorporated by Reference.